          As filed with the Securities and Exchange Commission on April 16, 2010

                                                     Registration Nos. 333-40161

                                                                       811-06025
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


     Registration Statement Under the Securities Act of 1933
          Post-Effective Amendment No. 14                              [X]

     Registration Statement Under the Investment Company Act of 1940
          Amendment No. 46                                             [X]


                      Metropolitan Life Separate Account UL
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                                 200 Park Avenue
                               New York, NY 10166
              (Address of depositor's principal executive offices)

                             -----------------------
                             James L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                       Metropolitan Life Insurance Company

                           1095 Avenue of the Americas,
                                 New York, NY 10036

                     (Name and address of agent for service)

                                    Copy to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)


[X] on May 1, 2010 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL under Variable Additional Insurance Options.

                      METROPOLITAN LIFE INSURANCE COMPANY

                              THE EQUITY OPTIONS

EQUITY ADDITIONS (ALSO KNOWN AS VARIABLE ADDITIONAL INSURANCE DIVIDEND OPTION)
     EQUITY ENRICHER (ALSO KNOWN AS VARIABLE ADDITIONAL BENEFITS RIDER)


                        SUPPLEMENT DATED MAY 1, 2010 TO
                        Prospectus Dated April 28, 2008

This supplement updates certain information contained in your last prospectus and subsequent supplements. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 543, Warwick, RI 02887-0543. New Equity Options riders are no longer available for sale.


You allocate net premiums to and may transfer cash value among the available investment divisions of the Metropolitan Life Separate Account UL. Each available investment division, in turn, invests in the shares of one of the following Portfolios:


MET INVESTORS SERIES TRUST (CLASS A)

Morgan Stanley Mid Cap Growth Portfolio*

METROPOLITAN SERIES FUND, INC. (CLASS A)

MetLife Stock Index Portfolio

--------
*  This Portfolio is not available for Equity Additions.


The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios listed above. YOU CAN OBTAIN PROSPECTUSES FOR THE PORTFOLIOS BY CALLING 1-800-638-5000.


SENDING COMMUNICATIONS AND PAYMENTS TO US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; taking a partial withdrawal; surrendering your Policy; making transfer requests or changing your premium allocations. As of the date of this prospectus, requests for partial withdrawals and Policy loans must be in writing. However, you should contact us at 1-800-MET-5000 for our current procedures. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for information on where to direct communication regarding any function not listed below or for any other inquiry.

               FUNCTION                         DESIGNATED OFFICE ADDRESS
---------------------------------------------------------------------------------
Premium Payments                         MetLife P.O. Box 371351, Pittsburgh, PA
                                           15250-7351
---------------------------------------------------------------------------------
Payment Inquiries                        MetLife, P.O. Box 30375, Tampa, FL 33630
---------------------------------------------------------------------------------
Surrenders, Withdrawals, Loans,          MetLife, P.O. Box 543, Warwick, R.I.
  Investment Division Transfers,           02887-0543
  Premium Reallocation
---------------------------------------------------------------------------------
Death Claims                             MetLife, P.O. Box 353, Warwick, R.I.
                                           02887-0353
---------------------------------------------------------------------------------

               FUNCTION                         DESIGNATED OFFICE ADDRESS
---------------------------------------------------------------------------------
Beneficiary & Assignment                 MetLife, P.O. Box 313, Warwick, R.I.
                                           02887-0313
---------------------------------------------------------------------------------
Address Changes                          MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904
                                         Attn: Data Integrity
---------------------------------------------------------------------------------
Reinstatements                           MetLife, P.O. Box 30375, Tampa, FL 33630
---------------------------------------------------------------------------------

If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE PORTFOLIOS

MANAGEMENT OF THE PORTFOLIOS


Our affiliate, MetLife Advisers, LLC is the investment adviser who is responsible for overall management of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. MetLife Advisers, LLC has contracted with sub-advisers to make day-to-day investment decisions for the Portfolios. The sub-advisers and the investment objective of each Portfolio are as follows:



--------------------------------------------------------------------------------
                                                             INVESTMENT
        PORTFOLIO            INVESTMENT OBJECTIVE        ADVISER/SUBADVISER
--------------------------------------------------------------------------------
MET INVESTORS SERIES
TRUST-- CLASS A
--------------------------------------------------------------------------------
Morgan Stanley Mid Cap     Seeks capital appreciation MetLife Advisers, LLC
 Growth Portfolio                                     Subadviser: Morgan
                                                      Stanley Investment
                                                      Management Inc.
--------------------------------------------------------------------------------
METROPOLITAN SERIES FUND,
INC.-- CLASS A
--------------------------------------------------------------------------------
MetLife Stock Index        Seeks to equal the
 Portfolio                 performance of the         MetLife Advisers, LLC
                           Standard & Poor's 500(R)   Subadviser: MetLife
                           Composite Stock Price      Investment Advisors
                           Index.                     Company, LLC
--------------------------------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES


The following tables describe the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns an Equity Option. The first table shows the lowest and highest fees and expenses charged by the Portfolio(s) offered with Equity Additions and Equity Enricher for the fiscal year ended December 31, 2009. The next table describes the annual operating expenses for each Portfolio for the year ended December 31, 2009, as a percentage of the Portfolio's average daily net assets for the year, before and after any contractual fee waivers and expense reimbursements. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the prospectuses for the Portfolios.


LOWEST AND HIGHEST TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                         LOWEST HIGHEST
---------------------------------------------------------------------------------------
EQUITY ADDITIONS                                                          .28%    .28%
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets, including management fees and other expenses)
---------------------------------------------------------------------------------------
EQUITY ENRICHER                                                           .28%    .90%
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets, including management fees and other expenses)
---------------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                        TOTAL    CONTRACTUAL   NET TOTAL
                                                       ANNUAL     FEE WAIVER     ANNUAL
                                  MANAGEMENT  OTHER   OPERATING AND/OR EXPENSE OPERATING
           PORTFOLIO                 FEE     EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES/1/
------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST--
  CLASS A
------------------------------------------------------------------------------------------
Morgan Stanley Mid Cap
  Growth Portfolio/2/                0.70%     0.20%    0.90%          --         0.90%
------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.--
  CLASS A
------------------------------------------------------------------------------------------
MetLife Stock Index Portfolio        0.25%     0.03%    0.28%        0.01%        0.27%/3/
------------------------------------------------------------------------------------------

--------

/1/ Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
/2/ This Portfolio is not available for Equity Additions.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.


THE FEE AND EXPENSE INFORMATION REGARDING THE PORTFOLIOS WAS PROVIDED BY THOSE PORTFOLIOS.



OTHER INFORMATION


The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. Because individual circumstances vary, you should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change the coverage provided by the base policy or the benefit options, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

IRS CIRCULAR 230 NOTICE: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.

YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR TO FIND OUT HOW TAXES CAN AFFECT YOUR BENEFITS AND RIGHTS UNDER YOUR POLICY.

INSURANCE PROCEEDS

.. Generally excludable from your beneficiary's gross income to the extent provided in Section 101 of the Internal Revenue Code ("Code").

In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued.

Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

Insurance death proceeds will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

.. Whether or not any federal estate tax is due is based on a number of factors including the estate size.

.. The insurance proceeds payable upon death of the insured under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The rules under section 7702 of the Internal Revenue Code with respect to Policies issued on a substandard risk basis are not entirely clear.

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

.. You are generally not taxed on your cash value (except with respect to the DWI option) until you withdraw it or surrender your Policy. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

.. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

.. For income tax purposes, if you surrender an Equity Option for its cash value but the base policy remains in force, you will be considered to have made a partial withdrawal.

.. Amounts applied to the DWI option are treated as distributions from the Policy and interest credited on amounts applied to the DWI option is currently taxable as ordinary income.

SPLIT DOLLAR INSURANCE PLANS

The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

LOANS

.. Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

.. If your Policy terminates (upon surrender, cancellation, lapse or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, canceled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceed tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract.

If your Policy is considered a modified endowment contract the following applies:

.. The death benefit will generally be income tax free to your beneficiary, as discussed above.

..  Amounts withdrawn or distributed before the insured's death, including
   (without limitation) loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in your Policy). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

.. An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments.

.. If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Equity Options. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies. In addition, if the Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


INVESTOR CONTROL

In some circumstances, owners of variable contracts who retain excessive control over the investment of the assets in an insurance company's separate account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. The Equity Options are supported by assets held in our Separate Account. Although we believe that the owner of a Policy that purchases any Equity Options should not be treated as an owner of any assets in our Separate Account, we reserve the right to modify the Policies (including the Equity Options) to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of any assets in our Separate Account.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001.


The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.


In general, the estate tax has been repealed for estates of decedents dying in 2010, scheduled to be reinstated in 2011, with an exemption of $1 million and a maximum rate of 55%. The generation skipping transfer (GST) tax has been repealed for 2010, scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.

During repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.

It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Consult your tax advisor.

The complexity of the new tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a Policy purchase.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. As noted, in the case of a business owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

.. Possible taxation of cash value transfers among the options within the Policy.

.. Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

..  Possible changes in the tax treatment of Policy benefits and rights.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

THE COMPANY'S INCOME TAXES

Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account UL included in this Prospectus Supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Metropolitan Life Separate Account UL
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A. as of December 31, 2009, the related statements of operations and changes in net assets for each of the periods presented in the three years then ended, and the financial highlights in Note 8 for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2009, the results of their operations and changes in their net assets for each of the periods presented in the three years then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2010

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                   MSF BLACKROCK       MSF BLACKROCK         MSF METLIFE           MSF ARTIO
                                     DIVERSIFIED   AGGRESSIVE GROWTH         STOCK INDEX INTERNATIONAL STOCK
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value        $ 257,389,150       $ 187,529,115       $ 597,731,363        $ 45,163,509
  Due from Metropolitan Life
     Insurance Company                     3,109               3,777                  42                 353
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                  257,392,259         187,532,892         597,731,405          45,163,862
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                       443                 257              23,859                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                     443                 257              23,859                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                         $ 257,391,816       $ 187,532,635       $ 597,707,546        $ 45,163,862
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                  MSF FI MID CAP   MSF T. ROWE PRICE     MSF OPPENHEIMER
                                   OPPORTUNITIES    SMALL CAP GROWTH       GLOBAL EQUITY       MSF MFS VALUE
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value        $ 166,025,093        $ 68,809,285        $ 38,882,380        $ 49,365,832
  Due from Metropolitan Life
     Insurance Company                       394                 974                  89                  80
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                  166,025,487          68,810,259          38,882,469          49,365,912
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        74                 238                  52                 421
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      74                 238                  52                 421
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                         $ 166,025,413        $ 68,810,021        $ 38,882,417        $ 49,365,491
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                MSF
   NEUBERGER BERMAN   MSF T. ROWE PRICE MSF BARCLAYS CAPITAL  MSF MORGAN STANLEY         MSF RUSSELL        MSF JENNISON
      MID CAP VALUE    LARGE CAP GROWTH AGGREGATE BOND INDEX          EAFE INDEX          2000 INDEX              GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
       $ 63,957,080        $ 42,520,959        $ 106,348,870        $ 58,914,111        $ 47,243,179        $ 13,473,375
                720                  52                2,769                 355                 136                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
         63,957,800          42,521,011          106,351,639          58,914,466          47,243,315          13,473,375
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                  1                 414                   --                 609                  27                  28
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                  1                 414                   --                 609                  27                  28
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
       $ 63,957,799        $ 42,520,597        $ 106,351,639        $ 58,913,857        $ 47,243,288        $ 13,473,347
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   MSF BLACKROCK         MSF METLIFE   MSF LOOMIS SAYLES       MSF BLACKROCK
                                 STRATEGIC VALUE MID CAP STOCK INDEX    SMALL CAP GROWTH     LARGE CAP VALUE
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 67,433,029        $ 53,691,398         $ 5,593,331        $ 11,724,046
  Due from Metropolitan Life
     Insurance Company                       237                 481                  37                   6
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   67,433,266          53,691,879           5,593,368          11,724,052
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                       207                  28                  --                 163
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                     207                  28                  --                 163
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 67,433,059        $ 53,691,851         $ 5,593,368        $ 11,723,889
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                              MSF BLACKROCK
          MSF DAVIS   MSF LOOMIS SAYLES    LEGACY LARGE CAP       MSF BLACKROCK              MSF FI     MSF MET/ARTISAN
      VENTURE VALUE      SMALL CAP CORE              GROWTH         BOND INCOME       VALUE LEADERS       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 52,773,233        $ 14,825,415         $ 5,950,519        $ 82,419,236         $ 5,481,159        $ 41,071,638
                123                  33                  --                  22                   4                 281
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         52,773,356          14,825,448           5,950,519          82,419,258           5,481,163          41,071,919
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                114                  34                  24                  25                   2                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                114                  34                  24                  25                   2                   4
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 52,773,242        $ 14,825,414         $ 5,950,495        $ 82,419,233         $ 5,481,161        $ 41,071,915
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                     MSF WESTERN
                                ASSET MANAGEMENT         MSF WESTERN
                                  STRATEGIC BOND    ASSET MANAGEMENT       MSF BLACKROCK             MSF MFS
                                   OPPORTUNITIES     U.S. GOVERNMENT        MONEY MARKET        TOTAL RETURN
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 20,580,163        $ 16,359,276        $ 35,239,572         $ 7,134,157
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                   3
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   20,580,163          16,359,276          35,239,572           7,134,160
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        81                   6              11,055                   3
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      81                   6              11,055                   3
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 20,580,082        $ 16,359,270        $ 35,228,518         $ 7,134,157
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE         MSF METLIFE                               MSF METLIFE
       CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE
         ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION   JANUS ASPEN JANUS
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
        $ 2,188,216         $ 5,262,589        $ 28,790,173          $ 52,449,118          $ 10,645,631         $ 6,630,464
                 21                  --                  11                   160                    39                  --
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
          2,188,237           5,262,589          28,790,184            52,449,278            10,645,670           6,630,464
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
                 --                  46                   9                    57                    54                  13
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
                 --                  46                   9                    57                    54                  13
------------------- ------------------- ------------------- --------------------- --------------------- -------------------
        $ 2,188,237         $ 5,262,543        $ 28,790,175          $ 52,449,221          $ 10,645,616         $ 6,630,451
=================== =================== =================== ===================== ===================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                                     JANUS ASPEN
                             JANUS ASPEN BALANCED   JANUS ASPEN FORTY JANUS ASPEN OVERSEAS PERKINS MID CAP VALUE
                              INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                             -------------------- ------------------- -------------------- ---------------------
ASSETS:
  Investments at fair value           $ 1,490,482           $ 950,983             $ 82,142           $ 1,402,752
  Due from Metropolitan Life
     Insurance Company                         --                  --                   --                    --
                             -------------------- ------------------- -------------------- ---------------------
       Total Assets                     1,490,482             950,983               82,142             1,402,752
                             -------------------- ------------------- -------------------- ---------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         18                  42                   49                     3
                             -------------------- ------------------- -------------------- ---------------------
       Total Liabilities                       18                  42                   49                     3
                             -------------------- ------------------- -------------------- ---------------------
NET ASSETS                            $ 1,490,464           $ 950,941             $ 82,093           $ 1,402,749
                             ==================== =================== ==================== =====================

The accompanying notes are an integral part of these financial statements.

                                                                           FTVIPT FTVIPT                ALLIANCEBERNSTEIN
    AIM V.I. GLOBAL             AIM V.I.    FTVIPT TEMPLETON        MUTUAL GLOBAL    TEMPLETON GLOBAL              GLOBAL
        REAL ESTATE INTERNATIONAL GROWTH  FOREIGN SECURITIES DISCOVERY SECURITIES     BOND SECURITIES     THEMATIC GROWTH
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------- ------------------- -------------------- ------------------- -------------------
        $ 1,507,151             $ 18,360         $ 7,935,626            $ 882,621             $ 3,705           $ 129,529
                 --                    1                  --                   --                  --                   1
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
          1,507,151               18,361           7,935,626              882,621               3,705             129,530
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
                629                    1                 485                  106                   1                  26
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
                629                    1                 485                  106                   1                  26
------------------- -------------------- ------------------- -------------------- ------ ------------ -------------------
        $ 1,506,522             $ 18,360         $ 7,935,141            $ 882,515             $ 3,704           $ 129,504
=================== ==================== =================== ==================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                                FIDELITY VIP
                               ALLIANCEBERNSTEIN        FIDELITY VIP  FIDELITY VIP ASSET          INVESTMENT
                               INTERMEDIATE BOND          CONTRAFUND     MANAGER: GROWTH          GRADE BOND
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 28,402         $ 3,988,359         $ 1,722,476           $ 233,951
  Due from Metropolitan Life
     Insurance Company                        --                   1                  --                   1
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       28,402           3,988,360           1,722,476             233,952
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        94                 175                  41                   2
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      94                 175                  41                   2
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 28,308         $ 3,988,185         $ 1,722,435           $ 233,950
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

       FIDELITY VIP        FIDELITY VIP                             FIDELITY VIP        FIDELITY VIP        FIDELITY VIP
      EQUITY-INCOME         HIGH INCOME FIDELITY VIP MID CAP        FREEDOM 2010        FREEDOM 2020        FREEDOM 2030
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 245,776            $ 40,917            $ 215,873            $ 14,550           $ 648,515            $ 31,742
                 --                  --                   --                  --                  --                  --
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
            245,776              40,917              215,873              14,550             648,515              31,742
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 10                   2                    4                   2                   4                   4
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
                 10                   2                    4                   2                   4                   4
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
          $ 245,766            $ 40,915            $ 215,869            $ 14,548           $ 648,511            $ 31,738
=================== =================== ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                          AMERICAN FUNDS
                                  AMERICAN FUNDS      AMERICAN FUNDS        GLOBAL SMALL      AMERICAN FUNDS
                                          GROWTH       GROWTH-INCOME      CAPITALIZATION                BOND
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value        $ 109,197,211        $ 66,537,547        $ 56,054,380         $ 3,760,682
  Due from Metropolitan Life
     Insurance Company                       285                  15                  --                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                  109,197,496          66,537,562          56,054,380           3,760,682
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         4                 148                  96                  40
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                       4                 148                  96                  40
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                         $ 109,197,492        $ 66,537,414        $ 56,054,284         $ 3,760,642
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                         AMERICAN FUNDS
     AMERICAN FUNDS U.S. GOVERNMENT/AAA  MIST T. ROWE PRICE   MIST MFS RESEARCH          MIST PIMCO            MIST RCM
      INTERNATIONAL    RATED SECURITIES      MID CAP GROWTH       INTERNATIONAL        TOTAL RETURN          TECHNOLOGY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 465,347            $ 90,233        $ 16,772,722        $ 13,180,171        $ 41,820,391        $ 13,221,189
                 --                  --                  --                  16                  --                   6
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
            465,347              90,233          16,772,722          13,180,187          41,820,391          13,221,195
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                   2                  41               1,433                  74                 147
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                   2                  41               1,433                  74                 147
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          $ 465,344            $ 90,231        $ 16,772,681        $ 13,178,754        $ 41,820,317        $ 13,221,048
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                                        MIST
                                MIST LORD ABBETT         MIST LAZARD        MIST MET/AIM      HARRIS OAKMARK
                                  BOND DEBENTURE             MID CAP    SMALL CAP GROWTH       INTERNATIONAL
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value         $ 26,033,583         $ 4,569,822         $ 3,392,626        $ 26,460,204
  Due from Metropolitan Life
     Insurance Company                       172                  --                  16                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                   26,033,755           4,569,822           3,392,642          26,460,204
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        13                  64                   6                 853
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      13                  64                   6                 853
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                          $ 26,033,742         $ 4,569,758         $ 3,392,636        $ 26,459,351
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

          MIST LEGG
     MASON PARTNERS    MIST LORD ABBETT        MIST CLARION     MIST VAN KAMPEN    MIST LORD ABBETT   MIST THIRD AVENUE
  AGGRESSIVE GROWTH   GROWTH AND INCOME  GLOBAL REAL ESTATE      MID CAP GROWTH       MID CAP VALUE     SMALL CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 6,533,157         $ 5,163,116        $ 18,065,716           $ 306,444           $ 103,526           $ 901,005
                305                  --                 781                  --                   1                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          6,533,462           5,163,116          18,066,497             306,444             103,527             901,005
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                 105                  32                  17                   6                  11
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  3                 105                  32                  17                   6                  11
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 6,533,459         $ 5,163,011        $ 18,066,465           $ 306,427           $ 103,521           $ 900,994
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                 MIST OPPENHEIMER     MIST LEGG MASON           MIST SSGA    MIST SSGA GROWTH
                             CAPITAL APPRECIATION        VALUE EQUITY          GROWTH ETF      AND INCOME ETF
                              INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             -------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value           $ 1,631,630         $ 4,100,102         $ 1,788,989         $ 1,581,088
  Due from Metropolitan Life
     Insurance Company                          8                 153                  18                  21
                             -------------------- ------------------- ------------------- -------------------
       Total Assets                     1,631,638           4,100,255           1,789,007           1,581,109
                             -------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         --                  65                  --                  --
                             -------------------- ------------------- ------------------- -------------------
       Total Liabilities                       --                  65                  --                  --
                             -------------------- ------------------- ------------------- -------------------
NET ASSETS                            $ 1,631,638         $ 4,100,190         $ 1,789,007         $ 1,581,109
                             ==================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

               MIST                                                                            MIST                MIST
    PIMCO INFLATION      MIST BLACKROCK                             MIST DREMAN      AMERICAN FUNDS      AMERICAN FUNDS
     PROTECTED BOND      LARGE CAP CORE    MIST JANUS FORTY     SMALL CAP VALUE BALANCED ALLOCATION   GROWTH ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 7,734,407       $ 291,572,844        $ 12,100,392            $ 17,138           $ 212,729           $ 134,988
                 37               4,935                  47                  14                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          7,734,444         291,577,779          12,100,439              17,152             212,729             134,988
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   3                  28                  16                   1                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                   3                  28                  16                   1                   2
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 7,734,444       $ 291,577,776        $ 12,100,411            $ 17,136           $ 212,728           $ 134,986
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                             MIST                                                          MIST MET/FRANKLIN
                                  AMERICAN FUNDS   MIST MET/FRANKLIN   MIST MET/FRANKLIN  TEMPLETON FOUNDING
                             MODERATE ALLOCATION              INCOME       MUTUAL SHARES            STRATEGY
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 95,894            $ 55,507            $ 24,281           $ 195,057
  Due from Metropolitan Life
     Insurance Company                        --                  12                  --                   7
                             ---- -------------- ------------------- ------------------- -------------------
       Total Assets                       95,894              55,519              24,281             195,064
                             ---- -------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         1                  14                   1                   9
                             ---- -------------- ------------------- ------------------- -------------------
       Total Liabilities                       1                  14                   1                   9
                             ---- -------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 95,893            $ 55,505            $ 24,280           $ 195,055
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

 MIST MET/TEMPLETON                                AMERICAN        DELAWARE VIP         DREYFUS VIF       GOLDMAN SACHS
             GROWTH   MIST PIONEER FUND    CENTURY VP VISTA     SMALL CAP VALUE INTERNATIONAL VALUE       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 19,198           $ 238,643           $ 146,479           $ 228,029           $ 291,774           $ 328,372
                 --                 494                  --                   2                   1                   1
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             19,198             239,137             146,479             228,031             291,775             328,373
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   1                  24                  --                  33                  32
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  1                   1                  24                  --                  33                  32
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 19,197           $ 239,136           $ 146,455           $ 228,031           $ 291,742           $ 328,341
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   GOLDMAN SACHS
                                      STRUCTURED             MFS VIT             MFS VIT             MFS VIT
                                SMALL CAP EQUITY         HIGH INCOME       GLOBAL EQUITY       NEW DISCOVERY
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 70,526           $ 118,300            $ 78,917             $ 5,036
  Due from Metropolitan Life
     Insurance Company                        --                  --                   1                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       70,526             118,300              78,918               5,036
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                        18                 403                  34                   7
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                      18                 403                  34                   7
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 70,508           $ 117,897            $ 78,884             $ 5,029
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

            MFS VIT      VAN KAMPEN LIT      WELLS FARGO VT      WELLS FARGO VT         PIONEER VCT         PIONEER VCT
              VALUE          GOVERNMENT   TOTAL RETURN BOND        MONEY MARKET    EMERGING MARKETS       MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 74,005            $ 85,038           $ 534,656         $ 1,206,171           $ 772,124            $ 21,403
                 --                  --                  81                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
             74,005              85,038             534,737           1,206,171             772,124              21,403
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   3                  --                 519                   1                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                  4                   3                  --                 519                   1                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
           $ 74,001            $ 85,035           $ 534,737         $ 1,205,652           $ 772,123            $ 21,403
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2009

                                                        UIF EMERGING        UIF EMERGING           PIMCO VIT
                                 ROYCE SMALL-CAP        MARKETS DEBT      MARKETS EQUITY        LOW DURATION
                             INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                             ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value             $ 58,472             $ 5,748             $ 5,644           $ 734,571
  Due from Metropolitan Life
     Insurance Company                        --                  --                  --                 175
                             ------------------- ------------------- ------------------- -------------------
       Total Assets                       58,472               5,748               5,644             734,746
                             ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                         1                   1                   1                  --
                             ------------------- ------------------- ------------------- -------------------
       Total Liabilities                       1                   1                   1                  --
                             ------------------- ------------------- ------------------- -------------------
NET ASSETS                              $ 58,471             $ 5,747             $ 5,643           $ 734,746
                             =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           MSF BLACKROCK DIVERSIFIED
                                                                                 INVESTMENT DIVISION
                                                           ---------------------------------------------------------
                                                                   2009                         2008            2007
                                                           --------------- ---------------------------- ------------
INVESTMENT INCOME:
      Dividends                                            $ 12,214,068                  $ 8,110,111     $ 8,526,571
                                                           --------------- ---------------------------- ------------
EXPENSES:
      Mortality and expense risk charges                      2,044,120                    2,489,583       2,933,494
                                                           --------------- ---------------------------- ------------
        Total expenses                                        2,044,120                    2,489,583       2,933,494
                                                           --------------- ---------------------------- ------------
           Net investment income (loss)                      10,169,948                    5,620,528       5,593,077
                                                           --------------- ---------------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --                    3,156,956              --
      Realized gains (losses) on sale of investments         (4,609,576)                  (1,882,360)      3,011,483
                                                           --------------- ---------------------------- ------------
           Net realized gains (losses)                       (4,609,576)                   1,274,596       3,011,483
                                                           --------------- ---------------------------- ------------
      Change in unrealized gains (losses) on investments     31,028,944                  (90,018,067)      7,614,036
                                                           --------------- ---------------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                       26,419,368                  (88,743,471)     10,625,519
                                                           --------------- ---------------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 36,589,316                $ (83,122,943)   $ 16,218,596
                                                           =============== ============================ ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

           MSF BLACKROCK AGGRESSIVE GROWTH                                MSF METLIFE STOCK INDEX
                INVESTMENT DIVISION                                           INVESTMENT DIVISION
-------------------------------------------------------- --------------------------------------------------------
        2009                   2008              2007             2009                       2008            2007
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
   $ 309,682                   $ --              $ --     $ 13,698,992               $ 12,272,736     $ 7,661,035
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
   1,367,142              1,837,501         2,172,462        4,016,527                  5,062,149       6,053,181
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
   1,367,142              1,837,501         2,172,462        4,016,527                  5,062,149       6,053,181
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  (1,057,460)            (1,837,501)       (2,172,462)       9,682,465                  7,210,587       1,607,854
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
          --                     --                --       10,241,628                 26,321,788      14,892,115
  (3,328,441)               740,184         1,382,763      (11,218,400)                (1,738,927)      7,438,301
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  (3,328,441)               740,184         1,382,763         (976,772)                24,582,861      22,330,416
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  66,805,065           (115,833,611)       44,452,957      112,925,652               (312,125,621)      7,171,409
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
  63,476,624           (115,093,427)       45,835,720      111,948,880               (287,542,760)     29,501,825
--------------- ---------------------- ----------------- ---------------- -------------------------- ------------
$ 62,419,164         $ (116,930,928)     $ 43,663,258    $ 121,631,345             $ (280,332,173)   $ 31,109,679
=============== ====================== ================= ================ ========================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                       MSF ARTIO INTERNATIONAL STOCK
                                                                          INVESTMENT DIVISION
                                                           ---------------------------------------------------
                                                                  2009                   2008             2007
                                                           -------------- ---------------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 284,863            $ 1,797,231        $ 757,552
                                                           -------------- ---------------------- -------------
EXPENSES:
      Mortality and expense risk charges                       333,983                477,710          610,034
                                                           -------------- ---------------------- -------------
        Total expenses                                         333,983                477,710          610,034
                                                           -------------- ---------------------- -------------
           Net investment income (loss)                        (49,120)             1,319,521          147,518
                                                           -------------- ---------------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              6,924,494        3,680,153
      Realized gains (losses) on sale of investments        (2,053,375)              (470,754)       1,481,666
                                                           -------------- ---------------------- -------------
           Net realized gains (losses)                      (2,053,375)             6,453,740        5,161,819
                                                           -------------- ---------------------- -------------
      Change in unrealized gains (losses) on investments    10,298,349            (39,671,178)       1,044,733
                                                           -------------- ---------------------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       8,244,974            (33,217,438)       6,206,552
                                                           -------------- ---------------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 8,195,854          $ (31,897,917)     $ 6,354,070
                                                           ============== ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              MSF FI MID CAP OPPORTUNITIES                       MSF T. ROWE PRICE SMALL CAP GROWTH
                       INVESTMENT DIVISION                                      INVESTMENT DIVISION
-------------------------------------------------------- -------------------------------------------------------
        2009                   2008              2007            2009                   2008             2007
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
 $ 2,150,778              $ 914,818         $ 384,517       $ 200,547                   $ --             $ --
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
   1,204,961              1,894,554         2,541,446         477,748                578,209          695,384
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
   1,204,961              1,894,554         2,541,446         477,748                578,209          695,384
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
     945,817               (979,736)       (2,156,929)       (277,201)              (578,209)        (695,384)
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
          --                     --                --       1,576,442             14,302,639               --
  (4,289,454)            (1,134,327)       (3,610,711)     (1,108,337)              (118,445)       1,678,195
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
  (4,289,454)            (1,134,327)       (3,610,711)        468,105             14,184,194        1,678,195
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
  44,410,868           (152,860,483)       25,889,645      19,138,611            (44,529,670)       6,321,798
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
  40,121,414           (153,994,810)       22,278,934      19,606,716            (30,345,476)       7,999,993
--------------- ---------------------- ----------------- --------------- ---------------------- ----------------
$ 41,067,231         $ (154,974,546)     $ 20,122,005    $ 19,329,515          $ (30,923,685)     $ 7,304,609
=============== ====================== ================= =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MSF OPPENHEIMER GLOBAL EQUITY
                                                                                  INVESTMENT DIVISION
                                                           -------------------------------------------------
                                                                   2009                   2008          2007
                                                           --------------- ----------------------  ---------
INVESTMENT INCOME:
      Dividends                                               $ 852,361              $ 913,382     $ 569,763
                                                           --------------- ---------------------- ----------
EXPENSES:
      Mortality and expense risk charges                        258,416                333,397       418,432
                                                           --------------- ----------------------  ---------
        Total expenses                                          258,416                333,397       418,432
                                                           --------------- ----------------------  ---------
           Net investment income (loss)                         593,945                579,985       151,331
                                                           --------------- ----------------------  ---------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --              1,578,466       743,295
      Realized gains (losses) on sale of investments           (362,452)               228,413       716,979
                                                           --------------- ----------------------  ---------
           Net realized gains (losses)                         (362,452)             1,806,879     1,460,274
                                                           --------------- ----------------------  ---------
      Change in unrealized gains (losses) on investments     11,124,292            (23,254,667)    1,125,527
                                                           --------------- ----------------------  ---------
      Net realized and change in unrealized gains (losses)
        on investments                                       10,761,840            (21,447,788)    2,585,801
                                                           --------------- ----------------------  ---------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 11,355,785          $ (20,867,803)   $2,737,132
                                                           =============== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                     MSF MFS VALUE                            MSF NEUBERGER BERMAN MID CAP VALUE
               INVESTMENT DIVISION                                    INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008            2007            2009                   2008          2007
-------------- ---------------------- --------------- --------------- ---------------------- -------------
       $ --              $ 994,357       $ 515,161       $ 813,259              $ 575,882     $ 454,135
-------------- ---------------------- --------------- --------------- ---------------------- -------------
    360,654                433,021         543,267         440,022                576,904       715,283
-------------- ---------------------- --------------- --------------- ---------------------- -------------
    360,654                433,021         543,267         440,022                576,904       715,283
-------------- ---------------------- --------------- --------------- ---------------------- -------------
   (360,654)               561,336         (28,106)        373,237                 (1,022)     (261,148)
-------------- ---------------------- --------------- --------------- ---------------------- -------------
         --             11,141,028       1,800,935          16,184                827,106     2,444,204
   (877,734)            (6,522,665)      1,197,838      (1,401,599)              (361,462)    1,469,284
-------------- ---------------------- --------------- --------------- ---------------------- -------------
   (877,734)             4,618,363       2,998,773      (1,385,415)               465,644     3,913,488
-------------- ---------------------- --------------- --------------- ---------------------- -------------
  9,493,542            (26,124,726)     (5,878,800)     21,838,137            (39,787,375)   (1,796,392)
-------------- ---------------------- --------------- --------------- ---------------------- -------------
  8,615,808            (21,506,363)     (2,880,027)     20,452,722            (39,321,731)    2,117,096
-------------- ---------------------- --------------- --------------- ---------------------- -------------
$ 8,255,154          $ (20,945,027)   $ (2,908,133)   $ 20,825,959          $ (39,322,753)   $1,855,948
============== ====================== =============== =============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                           INVESTMENT DIVISION
                                                           -------------------------------------------------------
                                                                   2009                   2008             2007
                                                           --------------- ---------------------- ----------------
INVESTMENT INCOME:
      Dividends                                               $ 224,945              $ 256,837        $ 236,325
                                                           --------------- ---------------------- ----------------
EXPENSES:
      Mortality and expense risk charges                        295,919                353,556          435,556
                                                           --------------- ---------------------- ----------------
        Total expenses                                          295,919                353,556          435,556
                                                           --------------- ---------------------- ----------------
           Net investment income (loss)                         (70,974)               (96,719)        (199,231)
                                                           --------------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --              2,456,006          469,367
      Realized gains (losses) on sale of investments           (485,740)               109,779        1,613,290
                                                           --------------- ---------------------- ----------------
           Net realized gains (losses)                         (485,740)             2,565,785        2,082,657
                                                           --------------- ---------------------- ----------------
      Change in unrealized gains (losses) on investments     13,392,122            (24,832,884)       2,367,516
                                                           --------------- ---------------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       12,906,382            (22,267,099)       4,450,173
                                                           --------------- ---------------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 12,835,408          $ (22,363,818)     $ 4,250,942
                                                           =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX                        MSF MORGAN STANLEY EAFE INDEX
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
--------------------------------------------------- ----------------------------------------------------
       2009                   2008             2007         2009                   2008             2007
-------------- ------------------- ---------------- --------------- ---------------------- -------------
$ 5,910,030            $ 4,492,337      $ 4,412,510  $ 2,127,820            $ 1,719,052      $ 1,286,968
-------------- ------------------- ---------------- --------------- ---------------------- -------------
    732,517                746,783          729,528      418,461                488,801          561,411
-------------- ------------------- ---------------- --------------- ---------------------- -------------
    732,517                746,783          729,528      418,461                488,801          561,411
-------------- ------------------- ---------------- --------------- ---------------------- -------------
  5,177,513              3,745,554        3,682,982    1,709,359              1,230,251          725,557
-------------- ------------------- ---------------- --------------- ---------------------- -------------
         --                     --               --      345,458              2,375,115          686,383
    195,723                578,961          192,840     (800,654)               523,799        1,572,951
-------------- ------------------- ---------------- --------------- ---------------------- -------------
    195,723                578,961          192,840     (455,196)             2,898,914        2,259,334
-------------- ------------------- ---------------- --------------- ---------------------- -------------
 (1,139,158)               873,489        2,133,669   11,844,795            (35,342,222)       2,980,876
-------------- ------------------- ---------------- --------------- ---------------------- -------------
   (943,435)             1,452,450        2,326,509   11,389,599            (32,443,308)       5,240,210
-------------- ------------------- ---------------- --------------- ---------------------- -------------
$ 4,234,078            $ 5,198,004      $ 6,009,491 $ 13,098,958          $ (31,213,057)     $ 5,965,767
============== =================== ================ =============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                          MSF RUSSELL 2000 INDEX
                                                                             INVESTMENT DIVISION
                                                           --------------------------------------------------------
                                                                  2009                      2008            2007
                                                           -------------- ------------------------- ---------------
INVESTMENT INCOME:
      Dividends                                              $ 812,284                 $ 619,536       $ 526,533
                                                           -------------- ------------------------- ---------------
EXPENSES:
      Mortality and expense risk charges                       318,144                   395,877         476,230
                                                           -------------- ------------------------- ---------------
        Total expenses                                         318,144                   395,877         476,230
                                                           -------------- ------------------------- ---------------
           Net investment income (loss)                        494,140                   223,659          50,303
                                                           -------------- ------------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                            1,106,089                 2,430,488       4,308,974
      Realized gains (losses) on sale of investments        (1,035,970)                 (448,303)      1,194,459
                                                           -------------- ------------------------- ---------------
           Net realized gains (losses)                          70,119                 1,982,185       5,503,433
                                                           -------------- ------------------------- ---------------
      Change in unrealized gains (losses) on investments     9,093,620               (21,357,274)     (6,890,836)
                                                           -------------- ------------------------- ---------------
      Net realized and change in unrealized gains (losses)
        on investments                                       9,163,739               (19,375,089)     (1,387,403)
                                                           -------------- ------------------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 9,657,879             $ (19,151,430)   $ (1,337,100)
                                                           ============== ========================= ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MSF JENNISON GROWTH                               MSF BLACKROCK STRATEGIC VALUE
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- --------------------------------------------------------
       2009                   2008           2007           2009                   2008               2007
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
   $ 21,249              $ 321,658       $ 62,722      $ 663,127              $ 450,385          $ 321,242
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
     96,459                112,222        127,403        512,489                713,800            923,234
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
     96,459                112,222        127,403        512,489                713,800            923,234
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
    (75,210)               209,436        (64,681)       150,638               (263,415)          (601,992)
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
         --              1,109,205        525,988             --              8,172,204         12,338,055
   (140,559)                (8,418)       217,837     (2,703,187)            (2,015,489)           644,889
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
   (140,559)             1,100,787        743,825     (2,703,187)             6,156,715         12,982,944
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
  4,015,386             (7,064,823)       832,560     10,045,644            (44,228,185)       (16,875,056)
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
  3,874,827             (5,964,036)     1,576,385      7,342,457            (38,071,470)        (3,892,112)
-------------- ---------------------- -------------- -------------- ---------------------- ------------------
$ 3,799,617           $ (5,754,600)   $ 1,511,704    $ 7,493,095          $ (38,334,885)      $ (4,494,104)
============== ====================== ============== ============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      MSF METLIFE MID CAP STOCK INDEX
                                                                           INVESTMENT DIVISION
                                                           --------------- ---------------------- ---------------
                                                                   2009                   2008             2007
                                                           --------------- ---------------------- ---------------
INVESTMENT INCOME:
      Dividends                                               $ 810,735              $ 771,366        $ 463,568
                                                           --------------- ---------------------- ----------------
EXPENSES:
      Mortality and expense risk charges                        374,527                446,840          517,186
                                                           --------------- ---------------------- ----------------
        Total expenses                                          374,527                446,840          517,186
                                                           --------------- ---------------------- ----------------
           Net investment income (loss)                         436,208                324,526          (53,618)
                                                           --------------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             1,783,617              5,083,631        2,483,952
      Realized gains (losses) on sale of investments         (1,475,288)              (306,285)       1,219,996
                                                           --------------- ---------------------- ----------------
           Net realized gains (losses)                          308,329              4,777,346        3,703,948
                                                           --------------- ---------------------- ----------------
      Change in unrealized gains (losses) on investments     13,600,526            (28,232,883)         158,945
                                                           --------------- ---------------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       13,908,855            (23,455,537)       3,862,893
                                                           --------------- ---------------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 14,345,063          $ (23,131,011)     $ 3,809,275
                                                           =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MSF LOOMIS SAYLES SMALL CAP GROWTH                         MSF BLACKROCK LARGE CAP VALUE
               INVESTMENT DIVISION                                   INVESTMENT DIVISION
----------------------------------------------------- -----------------------------------------------------
       2009                   2008            2007           2009                   2008            2007
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
       $ --                   $ --            $ --      $ 155,310               $ 93,435       $ 112,942
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
     39,304                 48,690          60,634         81,859                 96,194          99,096
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
     39,304                 48,690          60,634         81,859                 96,194          99,096
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
    (39,304)               (48,690)        (60,634)        73,451                 (2,759)         13,846
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
         --                589,617         476,487             --                181,207         429,497
   (219,528)              (127,526)        249,458       (513,587)              (190,470)        332,037
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
   (219,528)               462,091         725,945       (513,587)                (9,263)        761,534
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
  1,519,136             (3,371,627)       (436,173)     1,615,283             (4,899,187)       (536,165)
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
  1,299,608             (2,909,536)        289,772      1,101,696             (4,908,450)        225,369
-------------- ---------------------- --------------- -------------- ---------------------- ---------------
$ 1,260,304           $ (2,958,226)      $ 229,138    $ 1,175,147           $ (4,911,209)      $ 239,215
============== ====================== =============== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           MSF DAVIS VENTURE VALUE
                                                                               INVESTMENT DIVISION
                                                           --------------- -------------------------- --------------
                                                                   2009                       2008           2007
                                                           --------------- -------------------------- --------------
INVESTMENT INCOME:
      Dividends                                               $ 679,120                  $ 686,382      $ 429,495
                                                           --------------- -------------------------- --------------
EXPENSES:
      Mortality and expense risk charges                        366,383                    433,758        478,766
                                                           --------------- -------------------------- --------------
        Total expenses                                          366,383                    433,758        478,766
                                                           --------------- -------------------------- --------------
           Net investment income (loss)                         312,737                    252,624        (49,271)
                                                           --------------- -------------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --                    285,719             --
      Realized gains (losses) on sale of investments           (723,952)                    (1,167)       581,875
                                                           --------------- -------------------------- --------------
           Net realized gains (losses)                         (723,952)                   284,552        581,875
                                                           --------------- -------------------------- --------------
      Change in unrealized gains (losses) on investments     12,907,686                (24,908,606)     1,282,046
                                                           --------------- -------------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       12,183,734                (24,624,054)     1,863,921
                                                           --------------- -------------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 12,496,471              $ (24,371,430)   $ 1,814,650
                                                           =============== ========================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

         MSF LOOMIS SAYLES SMALL CAP CORE                  MSF BLACKROCK LEGACY LARGE CAP GROWTH
               INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ ----------------------------------------------------
       2009                   2008             2007           2009                   2008           2007
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
   $ 34,048                   $ --         $ 11,412       $ 29,634               $ 18,838        $ 5,522
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
    100,553                116,679          124,817         35,213                 37,105         25,444
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
    100,553                116,679          124,817         35,213                 37,105         25,444
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
    (66,505)              (116,679)        (113,405)        (5,579)               (18,267)       (19,922)
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
         --              2,223,393        1,567,864             --                     --             --
   (439,969)              (217,249)         234,076       (146,284)              (120,478)        64,255
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
   (439,969)             2,006,144        1,801,940       (146,284)              (120,478)        64,255
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
  3,809,050             (7,889,493)        (305,465)     1,684,656             (1,924,420)       437,029
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
  3,369,081             (5,883,349)       1,496,475      1,538,372             (2,044,898)       501,284
-------------- ---------------------- ---------------- -------------- ---------------------- --------------
$ 3,302,576           $ (6,000,028)     $ 1,383,070    $ 1,532,793           $ (2,063,165)     $ 481,362
============== ====================== ================ ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           MSF BLACKROCK BOND INCOME
                                                                          INVESTMENT DIVISION
                                                           ---------------------------------------------------
                                                                  2009                   2008             2007
                                                           -------------- ---------------------- -------------
INVESTMENT INCOME:
      Dividends                                            $ 5,731,533            $ 4,557,033      $ 2,988,878
                                                           -------------- ---------------------- -------------
EXPENSES:
      Mortality and expense risk charges                       651,039                710,910          742,928
                                                           -------------- ---------------------- -------------
        Total expenses                                         651,039                710,910          742,928
                                                           -------------- ---------------------- -------------
           Net investment income (loss)                      5,080,494              3,846,123        2,245,950
                                                           -------------- ---------------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                     --               --
      Realized gains (losses) on sale of investments          (553,787)              (261,951)          86,411
                                                           -------------- ---------------------- -------------
           Net realized gains (losses)                        (553,787)              (261,951)          86,411
                                                           -------------- ---------------------- -------------
      Change in unrealized gains (losses) on investments     2,142,811             (7,357,146)       2,574,419
                                                           -------------- ---------------------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,589,024             (7,619,097)       2,660,830
                                                           -------------- ---------------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 6,669,518           $ (3,772,974)     $ 4,906,780
                                                           ============== ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             MSF FI VALUE LEADERS                              MSF MET/ARTISAN MID CAP VALUE
              INVESTMENT DIVISION                                 INVESTMENT DIVISION
------------------------------------------------- ---------------------------------------------------------
     2009                    2008         2007            2009                   2008               2007
------------ ----------------------- ------------ --------------- ---------------------- ------------------
$ 128,519               $ 109,493     $ 58,988       $ 390,395              $ 164,568          $ 328,815
------------ ----------------------- ------------ --------------- ---------------------- ------------------
   38,405                  47,319       55,755         295,816                374,696            513,319
------------ ----------------------- ------------ --------------- ---------------------- ------------------
   38,405                  47,319       55,755         295,816                374,696            513,319
------------ ----------------------- ------------ --------------- ---------------------- ------------------
   90,114                  62,174        3,233          94,579               (210,128)          (184,504)
------------ ----------------------- ------------ --------------- ---------------------- ------------------
       --                 594,849      558,447              --              5,071,026          7,250,319
 (259,906)               (183,807)     116,557      (2,074,439)              (724,686)           896,818
------------ ----------------------- ------------ --------------- ---------------------- ------------------
 (259,906)                411,042      675,004      (2,074,439)             4,346,340          8,147,137
------------ ----------------------- ------------ --------------- ---------------------- ------------------
1,128,894              (3,184,937)    (503,196)     14,134,862            (29,274,257)       (12,430,441)
------------ ----------------------- ------------ --------------- ---------------------- ------------------
  868,988              (2,773,895)     171,808      12,060,423            (24,927,917)        (4,283,304)
------------ ----------------------- ------------ --------------- ---------------------- ------------------
$ 959,102            $ (2,711,721)   $ 175,041    $ 12,155,002          $ (25,138,045)      $ (4,467,808)
============ ======================= ============ =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                          INVESTMENT DIVISION
                                                           -------------- ---------------------- -------------------
                                                                  2009                   2008                   2007
                                                           -------------- ---------------------- -------------------
INVESTMENT INCOME:
      Dividends                                            $ 1,175,403              $ 717,999              $ 459,233
                                                           -------------- ---------------------- -------------------
EXPENSES:
      Mortality and expense risk charges                       148,016                147,435                143,832
                                                           -------------- ---------------------- -------------------
        Total expenses                                         148,016                147,435                143,832
                                                           -------------- ---------------------- -------------------
           Net investment income (loss)                      1,027,387                570,564                315,401
                                                           -------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              518,778                105,934                 15,836
      Realized gains (losses) on sale of investments          (136,510)              (211,377)                29,149
                                                           -------------- ---------------------- -------------------
           Net realized gains (losses)                         382,268               (105,443)                44,985
                                                           -------------- ---------------------- -------------------
      Change in unrealized gains (losses) on investments     3,433,572             (3,452,504)               187,688
                                                           -------------- ---------------------- -------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       3,815,840             (3,557,947)               232,673
                                                           -------------- ---------------------- -------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 4,843,227           $ (2,987,383)             $ 548,074
                                                           ============== ====================== ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

 MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT           MSF BLACKROCK MONEY MARKET
             INVESTMENT DIVISION                           INVESTMENT DIVISION
--------------------------------------------- ----------------------------------------------
     2009                   2008         2007      2009                   2008          2007
------------ ---------------------- --------- ------------ ------------------- -------------
$ 714,343              $ 678,587    $ 398,651 $ 269,650            $ 1,783,326   $ 3,017,412
------------ ---------------------- --------- ------------ ------------------- -------------
  131,035                132,608      124,642   280,999                287,148       294,683
------------ ---------------------- --------- ------------ ------------------- -------------
  131,035                132,608      124,642   280,999                287,148       294,683
------------ ---------------------- --------- ------------ ------------------- -------------
  583,308                545,979      274,009   (11,349)             1,496,178     2,722,729
------------ ---------------------- --------- ------------ ------------------- -------------
       --                     --           --        --                     --            --
  (89,029)               (26,281)         988        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
  (89,029)               (26,281)         988        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
   44,105               (712,221)     246,140        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
  (44,924)              (738,502)     247,128        --                     --            --
------------ ---------------------- --------- ------------ ------------------- -------------
$ 538,384             $ (192,523)   $ 521,137 $ (11,349)           $ 1,496,178   $ 2,722,729
============ ====================== ========= ============ =================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MSF MFS TOTAL RETURN
                                                                         INVESTMENT DIVISION
                                                           -------------------------------------------------
                                                                2009                    2008         2007
                                                           ------------ ----------------------- ------------
INVESTMENT INCOME:
      Dividends                                            $ 230,711               $ 192,751     $ 93,266
                                                           ------------ ----------------------- ------------
EXPENSES:
      Mortality and expense risk charges                      51,498                  44,824       40,006
                                                           ------------ ----------------------- ------------
        Total expenses                                        51,498                  44,824       40,006
                                                           ------------ ----------------------- ------------
           Net investment income (loss)                      179,213                 147,927       53,260
                                                           ------------ ----------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --                 418,385      141,980
      Realized gains (losses) on sale of investments        (173,243)               (118,819)      25,643
                                                           ------------ ----------------------- ------------
           Net realized gains (losses)                      (173,243)                299,566      167,623
                                                           ------------ ----------------------- ------------
      Change in unrealized gains (losses) on investments     937,515              (1,824,737)    (104,370)
                                                           ------------ ----------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                       764,272              (1,525,171)      63,253
                                                           ------------ ----------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 943,485            $ (1,377,244)   $ 116,513
                                                           ============ ======================= ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

    MSF METLIFE CONSERVATIVE ALLOCATION                MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
             INVESTMENT DIVISION                                    INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
     2009                   2008           2007         2009                   2008           2007
------------ ---------------------- -------------- ------------ ---------------------- --------------
 $ 56,682               $ 27,593           $ --    $ 133,159               $ 46,035           $ --
------------ ---------------------- -------------- ------------ ---------------------- --------------
   14,419                 17,503          5,884       35,274                 30,609         21,161
------------ ---------------------- -------------- ------------ ---------------------- --------------
   14,419                 17,503          5,884       35,274                 30,609         21,161
------------ ---------------------- -------------- ------------ ---------------------- --------------
   42,263                 10,090         (5,884)      97,885                 15,426        (21,161)
------------ ---------------------- -------------- ------------ ---------------------- --------------
   10,668                 19,805            413       27,807                 39,596          3,872
   (4,941)              (164,759)        23,983      (95,953)               (49,375)        26,078
------------ ---------------------- -------------- ------------ ---------------------- --------------
    5,727               (144,954)        24,396      (68,146)                (9,779)        29,950
------------ ---------------------- -------------- ------------ ---------------------- --------------
  276,504               (182,260)        12,074      828,280               (847,823)        79,599
------------ ---------------------- -------------- ------------ ---------------------- --------------
  282,231               (327,214)        36,470      760,134               (857,602)       109,549
------------ ---------------------- -------------- ------------ ---------------------- --------------
$ 324,494             $ (317,124)      $ 30,586    $ 858,019             $ (842,176)      $ 88,388
============ ====================== ============== ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MSF METLIFE MODERATE ALLOCATION
                                                                          INVESTMENT DIVISION
                                                           -------------- ---------------------- -------------
                                                                  2009                   2008           2007
                                                           -------------- ---------------------- -------------
INVESTMENT INCOME:
      Dividends                                              $ 699,782              $ 202,771       $ 27,294
                                                           -------------- ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                       193,170                165,213        125,074
                                                           -------------- ---------------------- --------------
        Total expenses                                         193,170                165,213        125,074
                                                           -------------- ---------------------- --------------
           Net investment income (loss)                        506,612                 37,558        (97,780)
                                                           -------------- ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              337,203                246,852         18,896
      Realized gains (losses) on sale of investments          (340,090)              (436,886)       170,037
                                                           -------------- ---------------------- --------------
           Net realized gains (losses)                          (2,887)              (190,034)       188,933
                                                           -------------- ---------------------- --------------
      Change in unrealized gains (losses) on investments     5,007,760             (6,087,839)       262,197
                                                           -------------- ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       5,004,873             (6,277,873)       451,130
                                                           -------------- ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 5,511,485           $ (6,240,315)     $ 353,350
                                                           ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

   MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION            MSF METLIFE AGGRESSIVE ALLOCATION
                INVESTMENT DIVISION                                INVESTMENT DIVISION
--------------------------------------------------- ----------------------------------------------------
        2009                   2008         2007           2009                   2008           2007
--------------- ---------------------- ------------ -------------- ---------------------- --------------
 $ 1,144,971              $ 302,200     $ 45,711      $ 195,883               $ 61,269       $ 12,813
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     365,479                318,359      215,858         72,698                 71,617         52,966
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     365,479                318,359      215,858         72,698                 71,617         52,966
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     779,492                (16,159)    (170,147)       123,185                (10,348)       (40,153)
--------------- ---------------------- ------------ -------------- ---------------------- --------------
     560,846                559,864       26,120         14,230                224,171          8,186
    (694,062)              (384,363)      96,319       (331,533)              (133,321)        93,620
--------------- ---------------------- ------------ -------------- ---------------------- --------------
    (133,216)               175,501      122,439       (317,303)                90,850        101,806
--------------- ---------------------- ------------ -------------- ---------------------- --------------
  10,602,923            (15,640,562)     371,705      2,668,257             (4,222,544)       (95,922)
--------------- ---------------------- ------------ -------------- ---------------------- --------------
  10,469,707            (15,465,061)     494,144      2,350,954             (4,131,694)         5,884
--------------- ---------------------- ------------ -------------- ---------------------- --------------
$ 11,249,199          $ (15,481,220)   $ 323,997    $ 2,474,139           $ (4,142,042)     $ (34,269)
=============== ====================== ============ ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                            JANUS ASPEN JANUS
                                                                          INVESTMENT DIVISION
                                                           -----------------------------------------------
                                                                  2009                   2008         2007
                                                           -------------- ---------------------- ---------
INVESTMENT INCOME:
      Dividends                                               $ 28,575               $ 45,216     $ 48,004
                                                           -------------- ---------------------- ---------
EXPENSES:
      Mortality and expense risk charges                        22,889                 28,896       31,075
                                                           -------------- ---------------------- ---------
        Total expenses                                          22,889                 28,896       31,075
                                                           -------------- ---------------------- ---------
           Net investment income (loss)                          5,686                 16,320       16,929
                                                           -------------- ---------------------- ---------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                     --           --
      Realized gains (losses) on sale of investments           (31,201)                49,473       60,269
                                                           -------------- ---------------------- ---------
           Net realized gains (losses)                         (31,201)                49,473       60,269
                                                           -------------- ---------------------- ---------
      Change in unrealized gains (losses) on investments     1,662,317             (3,051,413)     750,675
                                                           -------------- ---------------------- ---------
      Net realized and change in unrealized gains (losses)
        on investments                                       1,631,116             (3,001,940)     810,944
                                                           -------------- ---------------------- ---------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 1,636,802           $ (2,985,620)   $ 827,873
                                                           ============== ====================== =========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          JANUS ASPEN BALANCED                              JANUS ASPEN FORTY
           INVESTMENT DIVISION                            INVESTMENT DIVISION
-------------------------------------------- --------------------------------------------------
     2009                 2008          2007      2009                   2008           2007
--------- ----------------------- ---------- ------------ ---------------------- --------------
 $ 14,836              $ 3,357       $ 1,879      $ 81                   $ 53          $ 676
--------- ----------------------- ---------- ------------ ---------------------- --------------
    1,929                  361           256     2,129                  2,353          1,060
--------- ----------------------- ---------- ------------ ---------------------- --------------
    1,929                  361           256     2,129                  2,353          1,060
--------- ----------------------- ---------- ------------ ---------------------- --------------
   12,907                2,996         1,623    (2,048)                (2,300)          (384)
--------- ----------------------- ---------- ------------ ---------------------- --------------
   18,519                2,380            --        --                     --             --
      655                1,314           747   (78,622)               (93,936)         6,298
--------- ----------------------- ---------- ------------ ---------------------- --------------
   19,174                3,694           747   (78,622)               (93,936)         6,298
--------- ----------------------- ---------- ------------ ---------------------- --------------
   93,262              (21,788)        2,101   310,554               (295,412)        82,907
--------- ----------------------- ---------- ------------ ---------------------- --------------
  112,436              (18,094)        2,848   231,932               (389,348)        89,205
--------- ----------------------- ---------- ------------ ---------------------- --------------
$ 125,343            $ (15,098)      $ 4,471 $ 229,884             $ (391,648)      $ 88,821
========= ======================= ========== ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           JANUS ASPEN OVERSEAS    JANUS ASPEN PERKINS MID CAP VALUE
                                                            INVESTMENT DIVISION                  INVESTMENT DIVISION
                                                           ----------------------- ------------------------------------
                                                               2009     2008 (a)        2009                 2008 (a)
                                                           -------- -------------- --------- --------------------------
INVESTMENT INCOME:
      Dividends                                               $ 413        $ --      $ 3,872                   $ 505
                                                           -------- -------------- --------- --------------------------
EXPENSES:
      Mortality and expense risk charges                        355          44        3,457                      77
                                                           -------- -------------- --------- --------------------------
        Total expenses                                          355          44        3,457                      77
                                                           -------- -------------- --------- --------------------------
           Net investment income (loss)                          58         (44)         415                     428
                                                           -------- -------------- --------- --------------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             3,372          --       26,903                      --
      Realized gains (losses) on sale of investments         23,192        (177)       6,433                     (45)
                                                           -------- -------------- --------- --------------------------
           Net realized gains (losses)                       26,564        (177)      33,336                     (45)
                                                           -------- -------------- --------- --------------------------
      Change in unrealized gains (losses) on investments     37,885     (18,504)     261,473                  (2,160)
                                                           -------- -------------- --------- --------------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       64,449     (18,681)     294,809                  (2,205)
                                                           -------- -------------- --------- --------------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 64,507   $ (18,725)   $ 295,224                $ (1,777)
                                                           ======== ============== ========= ==========================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                AIM V.I.
                                                           INTERNATIONAL
             AIM V.I. GLOBAL REAL ESTATE                          GROWTH          FTVIPT TEMPLETON FOREIGN SECURITIES
              INVESTMENT DIVISION                    INVESTMENT DIVISION                   INVESTMENT DIVISION
---------------------------------------------------- ---------------------- ---------------------------------------------------
      2009                   2008            2007                2009 (b)          2009                   2008             2007
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
      $ --              $ 127,467       $ 166,720                  $ 242      $ 239,754              $ 202,235        $ 176,501
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
     5,813                 10,120          13,977                     29         28,000                 35,755           40,650
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
     5,813                 10,120          13,977                     29         28,000                 35,755           40,650
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
    (5,813)               117,347         152,743                    213        211,754                166,480          135,851
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
        --                197,001         397,922                     --        268,234                731,763          365,468
  (698,156)              (258,510)        172,588                     34       (421,623)                 3,883          366,226
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
  (698,156)               (61,509)        570,510                     34       (153,389)               735,646          731,694
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
 1,038,943             (1,334,686)       (881,479)                 2,258      2,059,948             (4,855,241)         305,602
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
   340,787             (1,396,195)       (310,969)                 2,292      1,906,559             (4,119,595)       1,037,296
------------- ---------------------- --------------- ---------------------- -------------- ---------------------- -------------
 $ 334,974           $ (1,278,848)     $ (158,226)               $ 2,505    $ 2,118,313           $ (3,953,115)     $ 1,173,147
============= ====================== =============== ====================== ============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                                                                    FTVIPT
                                                                                                                 TEMPLETON
                                                                                                               GLOBAL BOND
                                                             FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES          SECURITIES
                                                                        INVESTMENT DIVISION            INVESTMENT DIVISION
                                                           ------------------------------------------- ----------------------
                                                                2009                   2008       2007               2009 (c)
                                                           ------------ ---------------------- ------- ----------------------
INVESTMENT INCOME:
      Dividends                                              $ 7,899               $ 47,911    $21,726                $ --
                                                           ------------ ---------------------- ------- ----------------------
EXPENSES:
      Mortality and expense risk charges                       4,787                  8,447      6,018                   4
                                                           ------------ ---------------------- ------- ----------------------
        Total expenses                                         4,787                  8,447      6,018                   4
                                                           ------------ ---------------------- ------- ----------------------
           Net investment income (loss)                        3,112                 39,464     15,708                  (4)
                                                           ------------ ---------------------- ------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             18,638                 89,758     17,873                  --
      Realized gains (losses) on sale of investments        (456,806)               (11,513)    71,623                   5
                                                           ------------ ---------------------- ------- ----------------------
           Net realized gains (losses)                      (438,168)                78,245     89,496                   5
                                                           ------------ ---------------------- ------- ----------------------
      Change in unrealized gains (losses) on investments     609,659               (759,844)     8,690                 239
                                                           ------------ ---------------------- ------- ----------------------
      Net realized and change in unrealized gains (losses)
        on investments                                       171,491               (681,599)    98,186                 244
                                                           ------------ ---------------------- ------- ----------------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 174,603          $ (642,135)     $113,894               $ 240
                                                           ============ ====================== ======= ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                  ALLIANCEBERNSTEIN
    ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH      INTERMEDIATE BOND                 FIDELITY VIP CONTRAFUND
             INVESTMENT DIVISION                INVESTMENT DIVISION                     INVESTMENT DIVISION
----------------------------------------------- ---------------------- ----------------------------------------------------
        2009                2008        2007                2009 (b)        2009                       2008         2007
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
     $ --                   $ --        $ --                  $ 763     $ 43,475                   $ 24,698     $ 24,439
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
      370                    223         334                     71       12,639                     11,393       12,994
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
      370                    223         334                     71       12,639                     11,393       12,994
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
     (370)                  (223)       (334)                   692       30,836                     13,305       11,445
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
       --                     --          --                     --          957                     76,672      728,457
   (2,773)                  (414)     13,926                    716     (199,492)                  (319,330)     133,390
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
   (2,773)                  (414)     13,926                    716     (198,535)                  (242,658)     861,847
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
   45,397                (37,457)     (1,759)                 2,187    1,136,586                 (1,292,698)    (453,602)
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
   42,624                (37,871)     12,167                  2,903      938,051                 (1,535,356)     408,245
------------ ---------------------- ----------- ---------------------- ------------ -------------------------- ------------
 $ 42,254              $ (38,094)   $ 11,833                $ 3,595    $ 968,887               $ (1,522,051)   $ 419,690
============ ====================== =========== ====================== ============ ========================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                FIDELITY VIP ASSET MANAGER: GROWTH
                                                                        INVESTMENT DIVISION
                                                           -----------------------------------------------
                                                                2009                   2008           2007
                                                           ------------ ---------------------- -----------
INVESTMENT INCOME:
      Dividends                                             $ 22,283               $ 22,937       $ 47,327
                                                           ------------ ---------------------- -----------
EXPENSES:
      Mortality and expense risk charges                       6,417                  5,926          5,479
                                                           ------------ ---------------------- -----------
        Total expenses                                         6,417                  5,926          5,479
                                                           ------------ ---------------------- -----------
           Net investment income (loss)                       15,866                 17,011         41,848
                                                           ------------ ---------------------- -----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              3,095                    910             --
      Realized gains (losses) on sale of investments         (19,280)                 8,025         14,373
                                                           ------------ ---------------------- -----------
           Net realized gains (losses)                       (16,185)                 8,935         14,373
                                                           ------------ ---------------------- -----------
      Change in unrealized gains (losses) on investments     427,179               (532,156)       140,304
                                                           ------------ ---------------------- -----------
      Net realized and change in unrealized gains (losses)
        on investments                                       410,994               (523,221)       154,677
                                                           ------------ ---------------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 426,860             $ (506,210)     $ 196,525
                                                           ============ ====================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       FIDELITY VIP INVESTMENT GRADE BOND                        FIDELITY VIP EQUITY-INCOME
               INVESTMENT DIVISION                                      INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008              2007     2009                          2008        2007
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
   $ 10,680                $ 2,038           $ 1,370  $ 4,739                      $ 20,119    $ 21,939
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
        369                    535               497    1,051                         3,772       2,725
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
        369                    535               497    1,051                         3,772       2,725
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
     10,311                  1,503               873    3,688                        16,347      19,214
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
        654                     40                --       --                           931     103,323
      3,233                 13,627             1,728 (392,905)                     (282,918)     17,259
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
      3,887                 13,667             1,728 (392,905)                     (281,987)    120,582
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
     (1,678)                (8,842)            6,849  405,695                      (292,885)   (137,717)
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
      2,209                  4,825             8,577   12,790                      (574,872)    (17,135)
-------------- ---------------------- -------------- ----------- ----------------------------- -----------
   $ 12,520                $ 6,328           $ 9,450 $ 16,478                    $ (558,525)    $ 2,079
============== ====================== ============== =========== ============================= ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  FIDELITY VIP
                                                                   HIGH INCOME     FIDELITY VIP MID CAP
                                                           INVESTMENT DIVISION      INVESTMENT DIVISION
                                                           ---------------------- ------------------------
                                                                      2009 (b)        2009      2008 (a)
                                                           ---------------------- ----------- ------------
INVESTMENT INCOME:
      Dividends                                                        $ 2,882       $ 119         $ 49
                                                           ---------------------- ----------- ------------
EXPENSES:
      Mortality and expense risk charges                                    33         142           35
                                                           ---------------------- ----------- ------------
        Total expenses                                                      33         142           35
                                                           ---------------------- ----------- ------------
           Net investment income (loss)                                  2,849         (23)          14
                                                           ---------------------- ----------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                           --         129           --
      Realized gains (losses) on sale of investments                        11         613          (70)
                                                           ---------------------- ----------- ------------
           Net realized gains (losses)                                      11         742          (70)
                                                           ---------------------- ----------- ------------
      Change in unrealized gains (losses) on investments                  (647)     13,131      (10,714)
                                                           ---------------------- ----------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                                    (636)     13,873      (10,784)
                                                           ---------------------- ----------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                                $ 2,213    $ 13,850    $ (10,770)
                                                           ====================== =========== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030
      INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
---------------------------- ---------------------------- ----------------------------
       2009      2008 (a)         2009         2008 (a)      2009           2008 (a)
-------------- ------------- ------------ --------------- ------- --------------------
      $ 529         $ 828     $ 19,275         $ 1,266      $ 624             $ 669
-------------- ------------- ------------ --------------- ------- --------------------
         72            26        2,094              49        112                17
-------------- ------------- ------------ --------------- ------- --------------------
         72            26        2,094              49        112                17
-------------- ------------- ------------ --------------- ------- --------------------
        457           802       17,181           1,217        512               652
-------------- ------------- ------------ --------------- ------- --------------------
        190           721       10,109           1,384        329             1,202
     (1,846)         (176)     (11,027)           (106)        38               (88)
-------------- ------------- ------------ --------------- ------- --------------------
     (1,656)          545         (918)          1,278        367             1,114
-------------- ------------- ------------ --------------- ------- --------------------
      3,793        (2,956)     149,817         (11,135)     6,395            (3,051)
-------------- ------------- ------------ --------------- ------- --------------------
      2,137        (2,411)     148,899          (9,857)     6,762            (1,937)
-------------- ------------- ------------ --------------- ------- --------------------
    $ 2,594      $ (1,609)   $ 166,080        $ (8,640)   $ 7,274          $ (1,285)
============== ============= ============ =============== ======= ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                           AMERICAN FUNDS GROWTH
                                                                             INVESTMENT DIVISION
                                                           --------------------------------------------------------
                                                                   2009                     2008            2007
                                                           --------------- ------------------------ ---------------
INVESTMENT INCOME:
      Dividends                                               $ 607,594                $ 916,946       $ 910,466
                                                           --------------- ------------------------ ---------------
EXPENSES:
      Mortality and expense risk charges                        768,579                  908,181         963,168
                                                           --------------- ------------------------ ---------------
        Total expenses                                          768,579                  908,181         963,168
                                                           --------------- ------------------------ ---------------
           Net investment income (loss)                        (160,985)                   8,765         (52,702)
                                                           --------------- ------------------------ ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --               12,124,971       7,520,494
      Realized gains (losses) on sale of investments         (1,821,468)                (207,564)        893,765
                                                           --------------- ------------------------ ---------------
           Net realized gains (losses)                       (1,821,468)              11,917,407       8,414,259
                                                           --------------- ------------------------ ---------------
      Change in unrealized gains (losses) on investments     31,985,158              (70,192,654)      3,035,574
                                                           --------------- ------------------------ ---------------
      Net realized and change in unrealized gains (losses)
        on investments                                       30,163,690              (58,275,247)     11,449,833
                                                           --------------- ------------------------ ---------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 30,002,705            $ (58,266,482)   $ 11,397,131
                                                           =============== ======================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              AMERICAN FUNDS GROWTH-INCOME               AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                INVESTMENT DIVISION                                      INVESTMENT DIVISION
-------------------------------------------------------- ----------------------------------------------------
        2009                   2008              2007            2009                   2008             2007
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
   $ 922,229            $ 1,175,716       $ 1,142,855       $ 125,985                   $ --      $ 1,729,457
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
     475,319                559,000           619,745         372,082                466,291          498,593
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
     475,319                559,000           619,745         372,082                466,291          498,593
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
     446,910                616,716           523,110        (246,097)              (466,291)       1,230,864
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
          --              4,335,077         2,332,094              --              7,571,704        4,252,758
    (956,152)              (236,359)          792,717      (2,366,209)              (694,299)       1,739,097
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
    (956,152)             4,098,718         3,124,811      (2,366,209)             6,877,405        5,991,855
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
  15,943,649            (34,739,655)       (1,027,655)     23,159,810            (44,244,505)       1,948,016
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
  14,987,497            (30,640,937)        2,097,156      20,793,601            (37,367,100)       7,939,871
--------------- ---------------------- ----------------- --------------- ---------------------- -------------
$ 15,434,407          $ (30,024,221)      $ 2,620,266    $ 20,547,504          $ (37,833,391)     $ 9,170,735
=============== ====================== ================= =============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        AMERICAN FUNDS BOND
                                                                        INVESTMENT DIVISION
                                                           ------------------------------------------------
                                                                2009                   2008         2007
                                                           ------------ ---------------------- ------------
INVESTMENT INCOME:
      Dividends                                            $ 116,930              $ 196,489    $ 185,659
                                                           ------------ ---------------------- ------------
EXPENSES:
      Mortality and expense risk charges                      28,070                 28,355       15,059
                                                           ------------ ---------------------- ------------
        Total expenses                                        28,070                 28,355       15,059
                                                           ------------ ---------------------- ------------
           Net investment income (loss)                       88,860                168,134      170,600
                                                           ------------ ---------------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --                  8,541           --
      Realized gains (losses) on sale of investments         (91,981)               (86,900)      13,076
                                                           ------------ ---------------------- ------------
           Net realized gains (losses)                       (91,981)               (78,359)      13,076
                                                           ------------ ---------------------- ------------
      Change in unrealized gains (losses) on investments     381,938               (446,834)    (143,419)
                                                           ------------ ---------------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                       289,957               (525,193)    (130,343)
                                                           ------------ ---------------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 378,817             $ (357,059)    $ 40,257
                                                           ============ ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                      AMERICAN FUNDS
AMERICAN FUNDS INTERNATIONAL    U.S. GOVERNMENT/AAA RATED SECURITIES            MIST T. ROWE PRICE MID CAP GROWTH
         INVESTMENT DIVISION                     INVESTMENT DIVISION                   INVESTMENT DIVISION
------------------------------- --------------------------------------- ------------------------------------------------------
    2009             2008 (a)      2009                      2008 (a)          2009                   2008             2007
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
 $ 1,021             $ 1,123    $ 2,005                        $ 745           $ --               $ 10,159         $ 32,087
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     222                  48        265                           36        115,483                131,625          119,212
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     222                  48        265                           36        115,483                131,625          119,212
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     799               1,075      1,740                          709       (115,483)              (121,466)         (87,125)
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
     255                  --        505                           --             --              1,828,446          624,268
   1,282                 (88)       619                            1       (381,122)              (329,119)         750,188
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
   1,537                 (88)     1,124                            1       (381,122)             1,499,327        1,374,456
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
  19,842             (13,968)    (1,799)                         862      5,596,487             (8,808,387)         843,627
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
  21,379             (14,056)      (675)                         863      5,215,365             (7,309,060)       2,218,083
-------- ---------------------- ---------- ---------------------------- -------------- ---------------------- ----------------
$ 22,178           $ (12,981)   $ 1,065                      $ 1,572    $ 5,099,882           $ (7,430,526)     $ 2,130,958
======== ====================== ========== ============================ ============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MIST MFS RESEARCH INTERNATIONAL
                                                                          INVESTMENT DIVISION
                                                           ------------------------------------------------------
                                                                  2009                   2008             2007
                                                           -------------- ---------------------- ----------------
INVESTMENT INCOME:
      Dividends                                              $ 369,327              $ 256,943        $ 175,461
                                                           -------------- ---------------------- ----------------
EXPENSES:
      Mortality and expense risk charges                        89,063                103,390          103,179
                                                           -------------- ---------------------- ----------------
        Total expenses                                          89,063                103,390          103,179
                                                           -------------- ---------------------- ----------------
           Net investment income (loss)                        280,264                153,553           72,282
                                                           -------------- ---------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              1,302,185        1,709,535
      Realized gains (losses) on sale of investments        (1,024,253)              (411,130)         462,480
                                                           -------------- ---------------------- ----------------
           Net realized gains (losses)                      (1,024,253)               891,055        2,172,015
                                                           -------------- ---------------------- ----------------
      Change in unrealized gains (losses) on investments     3,897,065             (7,755,181)        (879,168)
                                                           -------------- ---------------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       2,872,812             (6,864,126)       1,292,847
                                                           -------------- ---------------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 3,153,076           $ (6,710,573)     $ 1,365,129
                                                           ============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MIST PIMCO TOTAL RETURN                               MIST RCM TECHNOLOGY
                INVESTMENT DIVISION                               INVESTMENT DIVISION
-------------------------------------------------- ----------------------------------------------------
       2009                    2008           2007        2009                   2008           2007
----------- -------------------------- ----------- -------------- ---------------------- --------------
$ 2,762,595             $ 1,327,240    $ 1,037,985        $ --            $ 1,349,744           $ --
----------- -------------------------- ----------- -------------- ---------------------- --------------
    310,295                 283,126        249,561      82,504                 88,892         78,918
----------- -------------------------- ----------- -------------- ---------------------- --------------
    310,295                 283,126        249,561      82,504                 88,892         78,918
----------- -------------------------- ----------- -------------- ---------------------- --------------
  2,452,300               1,044,114        788,424     (82,504)             1,260,852        (78,918)
----------- -------------------------- ----------- -------------- ---------------------- --------------
  1,566,277                 807,479             --          --              2,816,232        297,201
     10,564                 (11,712)        88,836    (600,648)              (702,139)       321,209
----------- -------------------------- ----------- -------------- ---------------------- --------------
  1,576,841                 795,767         88,836    (600,648)             2,114,093        618,410
----------- -------------------------- ----------- -------------- ---------------------- --------------
  1,911,046              (1,944,451)     1,198,111   5,182,655             (9,308,569)     1,944,863
----------- -------------------------- ----------- -------------- ---------------------- --------------
  3,487,887              (1,148,684)     1,286,947   4,582,007             (7,194,476)     2,563,273
----------- -------------------------- ----------- -------------- ---------------------- --------------
$ 5,940,187              $ (104,570)   $ 2,075,371 $ 4,499,503           $ (5,933,624)   $ 2,484,355
=========== ========================== =========== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MIST LORD ABBETT BOND DEBENTURE
                                                                          INVESTMENT DIVISION
                                                           ------------------------------------------------
                                                                  2009                   2008           2007
                                                           -------------- ---------------------- -----------
INVESTMENT INCOME:
      Dividends                                            $ 1,572,315              $ 901,666    $ 1,117,160
                                                           -------------- ---------------------- -----------
EXPENSES:
      Mortality and expense risk charges                       180,909                160,256        166,476
                                                           -------------- ---------------------- -----------
        Total expenses                                         180,909                160,256        166,476
                                                           -------------- ---------------------- -----------
           Net investment income (loss)                      1,391,406                741,410        950,684
                                                           -------------- ---------------------- -----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                312,735         25,764
      Realized gains (losses) on sale of investments          (126,749)              (153,114)       179,522
                                                           -------------- ---------------------- -----------
           Net realized gains (losses)                        (126,749)               159,621        205,286
                                                           -------------- ---------------------- -----------
      Change in unrealized gains (losses) on investments     5,411,601             (5,045,528)        39,883
                                                           -------------- ---------------------- -----------
      Net realized and change in unrealized gains (losses)
        on investments                                       5,284,852             (4,885,907)       245,169
                                                           -------------- ---------------------- -----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 6,676,258           $ (4,144,497)   $ 1,195,853
                                                           ============== ====================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                            MIST MET/AIM SMALL CAP GROWTH
               INVESTMENT DIVISION                               INVESTMENT DIVISION
--------------------------------------------------- --------------------------------------------------
       2009                   2008          2007         2009                   2008           2007
-------------- ---------------------- ------------- ------------ ---------------------- --------------
   $ 51,729               $ 55,298      $ 32,279         $ --                   $ --           $ --
-------------- ---------------------- ------------- ------------ ---------------------- --------------
     32,462                 39,050        44,498       22,254                 24,205         24,194
-------------- ---------------------- ------------- ------------ ---------------------- --------------
     32,462                 39,050        44,498       22,254                 24,205         24,194
-------------- ---------------------- ------------- ------------ ---------------------- --------------
     19,267                 16,248       (12,219)     (22,254)               (24,205)       (24,194)
-------------- ---------------------- ------------- ------------ ---------------------- --------------
         --                338,409       442,382           --                254,249         37,183
   (283,748)              (302,807)       40,395      (84,509)               (56,467)        80,971
-------------- ---------------------- ------------- ------------ ---------------------- --------------
   (283,748)                35,602       482,777      (84,509)               197,782        118,154
-------------- ---------------------- ------------- ------------ ---------------------- --------------
  1,519,608             (2,239,073)     (720,263)     919,328             (1,510,157)       135,230
-------------- ---------------------- ------------- ------------ ---------------------- --------------
  1,235,860             (2,203,471)     (237,486)     834,819             (1,312,375)       253,384
-------------- ---------------------- ------------- ------------ ---------------------- --------------
$ 1,255,127           $ (2,187,223)   $ (249,705)   $ 812,565           $ (1,336,580)     $ 229,190
============== ====================== ============= ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   MIST HARRIS OAKMARK INTERNATIONAL
                                                                          INVESTMENT DIVISION
                                                           -------------- ---------------------- -----------------
                                                                  2009                   2008              2007
                                                           -------------- ---------------------- -----------------
INVESTMENT INCOME:
      Dividends                                            $ 1,589,352              $ 427,414         $ 234,443
                                                           -------------- ---------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                       170,663                185,029           229,276
                                                           -------------- ---------------------- -----------------
        Total expenses                                         170,663                185,029           229,276
                                                           -------------- ---------------------- -----------------
           Net investment income (loss)                      1,418,689                242,385             5,167
                                                           -------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              3,659,339         2,011,612
      Realized gains (losses) on sale of investments        (1,294,657)              (984,052)          713,857
                                                           -------------- ---------------------- -----------------
           Net realized gains (losses)                      (1,294,657)             2,675,287         2,725,469
                                                           -------------- ---------------------- -----------------
      Change in unrealized gains (losses) on investments     8,897,628            (13,913,907)       (3,512,929)
                                                           -------------- ---------------------- -----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       7,602,971            (11,238,620)         (787,460)
                                                           -------------- ---------------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 9,021,660          $ (10,996,235)       $ (782,293)
                                                           ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH         MIST LORD ABBETT GROWTH AND INCOME
               INVESTMENT DIVISION                              INVESTMENT DIVISION
-------------------------------------------------- ---------------------------------------------------
       2009                   2008         2007         2009                   2008            2007
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
    $ 6,856                  $ 943     $ 17,148    $ 104,472               $ 96,064        $ 59,988
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
     47,276                 57,519       67,790       18,231                 25,528          28,949
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
     47,276                 57,519       67,790       18,231                 25,528          28,949
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
    (40,420)               (56,576)     (50,642)      86,241                 70,536          31,039
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
         --                 54,432      718,994           --                543,774         259,517
   (166,346)               (72,581)     207,519     (261,167)               (71,592)         36,864
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
   (166,346)               (18,149)     926,513     (261,167)               472,182         296,381
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
  1,815,976             (3,076,964)    (747,047)     894,542             (2,888,440)       (147,617)
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
  1,649,630             (3,095,113)     179,466      633,375             (2,416,258)        148,764
-------------- ---------------------- ------------ ------------ ---------------------- ---------------
$ 1,609,210           $ (3,151,689)   $ 128,824    $ 719,616           $ (2,345,722)      $ 179,803
============== ====================== ============ ============ ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MIST CLARION GLOBAL REAL ESTATE
                                                                          INVESTMENT DIVISION
                                                           -------------------------------------------------------
                                                                  2009                   2008              2007
                                                           -------------- ---------------------- -----------------
INVESTMENT INCOME:
      Dividends                                              $ 496,210              $ 332,725         $ 222,388
                                                           -------------- ---------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                       119,529                140,313           177,701
                                                           -------------- ---------------------- -----------------
        Total expenses                                         119,529                140,313           177,701
                                                           -------------- ---------------------- -----------------
           Net investment income (loss)                        376,681                192,412            44,687
                                                           -------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --              1,614,459         1,785,543
      Realized gains (losses) on sale of investments        (1,092,248)              (667,437)          745,343
                                                           -------------- ---------------------- -----------------
           Net realized gains (losses)                      (1,092,248)               947,022         2,530,886
                                                           -------------- ---------------------- -----------------
      Change in unrealized gains (losses) on investments     5,493,585             (9,433,208)       (6,132,457)
                                                           -------------- ---------------------- -----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       4,401,337             (8,486,186)       (3,601,571)
                                                           -------------- ---------------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 4,778,018           $ (8,293,774)     $ (3,556,884)
                                                           ============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

           MIST VAN KAMPEN MID CAP GROWTH                      MIST LORD ABBETT MID CAP VALUE
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
------------------------------------------------------ -------------------------------------------------
       2009                   2008             2007        2009                   2008           2007
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
       $ --                  $ 345             $ --     $ 1,893                  $ 197          $ 530
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
        870                     78               24         335                    312            218
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
        870                     78               24         335                    312            218
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
       (870)                   267              (24)      1,558                   (115)           312
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
         --                  2,390               --          --                  5,229         11,174
      1,780                    (81)              --     (38,897)               (14,654)        (1,133)
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
      1,780                  2,309               --     (38,897)                (9,425)        10,041
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
     75,648                (17,251)            (570)     57,059                (38,556)       (10,458)
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
     77,428                (14,942)            (570)     18,162                (47,981)          (417)
-------------- ---------------------- ---------------- ----------- ---------------------- --------------
   $ 76,558              $ (14,675)          $ (594)   $ 19,720              $ (48,096)        $ (105)
============== ====================== ================ =========== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                 MIST THIRD AVENUE SMALL CAP VALUE
                                                                        INVESTMENT DIVISION
                                                           --------------------------------------------------
                                                                2009                   2008           2007
                                                           ------------ ---------------------- --------------
INVESTMENT INCOME:
      Dividends                                              $ 3,058                $ 2,384        $ 2,794
                                                           ------------ ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                       2,219                  1,496          1,456
                                                           ------------ ---------------------- --------------
        Total expenses                                         2,219                  1,496          1,456
                                                           ------------ ---------------------- --------------
           Net investment income (loss)                          839                    888          1,338
                                                           ------------ ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                              2,838                 21,799         18,350
      Realized gains (losses) on sale of investments         (17,013)               (21,646)         4,229
                                                           ------------ ---------------------- --------------
           Net realized gains (losses)                       (14,175)                   153         22,579
                                                           ------------ ---------------------- --------------
      Change in unrealized gains (losses) on investments     152,916               (119,764)       (41,016)
                                                           ------------ ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       138,741               (119,611)       (18,437)
                                                           ------------ ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 139,580             $ (118,723)     $ (17,099)
                                                           ============ ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     MIST OPPENHEIMER CAPITAL APPRECIATION                             MIST LEGG MASON VALUE EQUITY
               INVESTMENT DIVISION                                       INVESTMENT DIVISION
--------------------------------------------------------- -----------------------------------------------------
       2009                   2008         2007                  2009                   2008            2007
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
       $ --               $ 40,326               $ 618       $ 60,620               $ 12,937           $ 190
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
     10,277                  9,700               4,920         28,252                 33,929          54,485
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
     10,277                  9,700               4,920         28,252                 33,929          54,485
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
    (10,277)                30,626              (4,302)        32,368                (20,992)        (54,295)
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
         --                295,189              27,608             --                176,346           6,404
   (109,001)              (106,123)              9,182       (273,743)              (135,383)         31,337
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
   (109,001)               189,066              36,790       (273,743)                40,963          37,741
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
    558,202               (860,586)             18,908      1,354,429             (3,108,496)       (371,535)
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
    449,201               (671,520)             55,698      1,080,686             (3,067,533)       (333,794)
-------------- ---------------------- ------------------- -------------- ---------------------- ---------------
  $ 438,924             $ (640,894)           $ 51,396    $ 1,113,054           $ (3,088,525)     $ (388,089)
============== ====================== =================== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MIST SSGA GROWTH ETF
                                                                         INVESTMENT DIVISION
                                                           ---------------------------------------------------
                                                                2009                    2008    2007
                                                           ------------ ----------------------- --------------
INVESTMENT INCOME:
      Dividends                                             $ 15,419                 $ 9,041           $ --
                                                           ------------ ----------------------- --------------
EXPENSES:
      Mortality and expense risk charges                       8,413                   4,512          3,337
                                                           ------------ ----------------------- --------------
        Total expenses                                         8,413                   4,512          3,337
                                                           ------------ ----------------------- --------------
           Net investment income (loss)                        7,006                   4,529         (3,337)
                                                           ------------ ----------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --                  11,307             --
      Realized gains (losses) on sale of investments         (20,730)                (32,358)        10,329
                                                           ------------ ----------------------- --------------
           Net realized gains (losses)                       (20,730)                (21,051)        10,329
                                                           ------------ ----------------------- --------------
      Change in unrealized gains (losses) on investments     309,775                (210,490)        (2,639)
                                                           ------------ ----------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       289,045                (231,541)         7,690
                                                           ------------ ----------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 296,051              $ (227,012)       $ 4,353
                                                           ============ ======================= ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     MIST SSGA GROWTH AND INCOME ETF                      MIST PIMCO INFLATION PROTECTED BOND
          INVESTMENT DIVISION                                      INVESTMENT DIVISION
--------------------------------------------------- -----------------------------------------------------
     2009                2008               2007           2009                   2008               2007
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
 $ 13,156             $ 7,559                $ 1      $ 247,574              $ 129,679            $ 5,472
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    6,883               3,301              2,341         52,710                 34,082              3,681
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    6,883               3,301              2,341         52,710                 34,082              3,681
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    6,273               4,258             (2,340)       194,864                 95,597              1,791
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
       --               8,201                 15             --                  6,847                 --
    3,801             (45,016)             9,148        (46,474)              (100,879)             4,018
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
    3,801             (36,815)             9,163        (46,474)               (94,032)             4,018
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
  204,020             (94,558)            (2,024)       877,182               (678,454)            50,303
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
  207,821            (131,373)             7,139        830,708               (772,486)            54,321
--------- ---------------------- ------------------ -------------- ---------------------- ---------------
$ 214,094          $ (127,115)           $ 4,799    $ 1,025,572             $ (676,889)          $ 56,112
========= ====================== ================== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                        MIST BLACKROCK LARGE CAP CORE
                                                                           INVESTMENT DIVISION
                                                           --------------- ---------------------- -----------------
                                                                   2009                   2008           2007 (d)
                                                           --------------- ---------------------- -----------------
INVESTMENT INCOME:
      Dividends                                             $ 4,180,146            $ 2,475,191              $ --
                                                           --------------- ---------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                      2,047,270              2,792,458         2,431,291
                                                           --------------- ---------------------- -----------------
        Total expenses                                        2,047,270              2,792,458         2,431,291
                                                           --------------- ---------------------- -----------------
           Net investment income (loss)                       2,132,876               (317,267)       (2,431,291)
                                                           --------------- ---------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                    --             16,168,718                --
      Realized gains (losses) on sale of investments        (10,716,690)            (6,439,384)          181,462
                                                           --------------- ---------------------- -----------------
           Net realized gains (losses)                      (10,716,690)             9,729,334           181,462
                                                           --------------- ---------------------- -----------------
      Change in unrealized gains (losses) on investments     54,384,062           (169,653,539)        4,642,363
                                                           --------------- ---------------------- -----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       43,667,372           (159,924,205)        4,823,825
                                                           --------------- ---------------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 45,800,248          $(160,241,472)      $ 2,392,534
                                                           =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                   MIST AMERICAN FUNDS
                  MIST JANUS FORTY                 MIST DREMAN SMALL CAP VALUE     BALANCED ALLOCATION
               INVESTMENT DIVISION                         INVESTMENT DIVISION     INVESTMENT DIVISION
-------------------------------------------------- ------------------------------ -----------------------
       2009                   2008      2007 (d)       2009            2008 (a)       2009     2008 (a)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
       $ --              $ 306,277         $ --         $ 1               $ --        $ --       $ 368
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
     75,162                 57,079        4,282         428                 --          --          --
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
     75,162                 57,079        4,282         428                 --          --          --
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
    (75,162)               249,198       (4,282)       (427)                --          --         368
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
         --                132,557           --          --                 --          --           1
   (540,105)              (167,618)      23,570      58,177                (10)        (28)        (91)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
   (540,105)               (35,061)      23,570      58,177                (10)        (28)        (90)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
  3,887,171             (4,523,728)     188,079       2,844                  6      14,667      (1,781)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
  3,347,066             (4,558,789)     211,649      61,021                 (4)     14,639      (1,871)
-------------- ---------------------- ------------ ----------- ------------------ ----------- -----------
$ 3,271,904           $ (4,309,591)   $ 207,367    $ 60,594               $ (4)   $ 14,639    $ (1,503)
============== ====================== ============ =========== ================== =========== ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MIST AMERICAN FUNDS            MIST AMERICAN FUNDS
                                                             GROWTH ALLOCATION            MODERATE ALLOCATION
                                                           INVESTMENT DIVISION            INVESTMENT DIVISION
                                                           ------------------------------ ----------------------
                                                               2009    2008 (a)               2009    2008 (a)
                                                           -------- --------------------- -------- -------------
INVESTMENT INCOME:
      Dividends                                                $ --              $ 644        $ --      $ 165
                                                           -------- --------------------- -------- -------------
EXPENSES:
      Mortality and expense risk charges                         --                 --          --         --
                                                           -------- --------------------- -------- -------------
        Total expenses                                           --                 --          --         --
                                                           -------- --------------------- -------- -------------
           Net investment income (loss)                          --                644          --        165
                                                           -------- --------------------- -------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                --                 --          --         --
      Realized gains (losses) on sale of investments          1,298                 12         370        (29)
                                                           -------- --------------------- -------- -------------
           Net realized gains (losses)                        1,298                 12         370        (29)
                                                           -------- --------------------- -------- -------------
      Change in unrealized gains (losses) on investments     20,909                (48)     11,101       (130)
                                                           -------- --------------------- -------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       22,207                (36)     11,471       (159)
                                                           -------- --------------------- -------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 22,207              $ 608    $ 11,471        $ 6
                                                           ======== ===================== ======== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                         MIST MET/FRANKLIN
MIST MET/FRANKLIN INCOME    MIST MET/FRANKLIN MUTUAL SHARES    TEMPLETON FOUNDING STRATEGY
     INVESTMENT DIVISION                INVESTMENT DIVISION            INVESTMENT DIVISION
--------------------------- ---------------------------------- ------------------------------
   2009          2008 (a)      2009                 2008 (a)       2009            2008 (a)
------- ------------------- ---------- ----------------------- -------- ---------------------
   $ --            $ 469       $ --                   $ 234        $ --              $ 207
------- ------------------- ---------- ----------------------- -------- ---------------------
     --               --         --                      --          --                 --
------- ------------------- ---------- ----------------------- -------- ---------------------
     --               --         --                      --          --                 --
------- ------------------- ---------- ----------------------- -------- ---------------------
     --              469         --                     234          --                207
------- ------------------- ---------- ----------------------- -------- ---------------------
     --               --         --                      --          --                 --
     54              (63)       (91)                    (83)        565                (21)
------- ------------------- ---------- ----------------------- -------- ---------------------
     54              (63)       (91)                    (83)        565                (21)
------- ------------------- ---------- ----------------------- -------- ---------------------
  9,507           (2,459)     4,710                  (2,584)     14,572               (146)
------- ------------------- ---------- ----------------------- -------- ---------------------
  9,561           (2,522)     4,619                  (2,667)     15,137               (167)
------- ------------------- ---------- ----------------------- -------- ---------------------
$ 9,561         $ (2,053)   $ 4,619                $ (2,433)   $ 15,137               $ 40
======= =================== ========== ======================= ======== =====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                           MIST MET/TEMPLETON GROWTH              MIST PIONEER FUND
                                                                 INVESTMENT DIVISION            INVESTMENT DIVISION
                                                           ------------------------------------ ----------------------
                                                                 2009                2008 (a)               2009 (c)
                                                           ------------- ---------------------- ----------------------
INVESTMENT INCOME:
      Dividends                                                   $ 2                   $ 18                   $ --
                                                           ------------- ---------------------- ----------------------
EXPENSES:
      Mortality and expense risk charges                           --                     --                    580
                                                           ------------- ---------------------- ----------------------
        Total expenses                                             --                     --                    580
                                                           ------------- ---------------------- ----------------------
           Net investment income (loss)                             2                     18                   (580)
                                                           ------------- ---------------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                  --                     --                     --
      Realized gains (losses) on sale of investments              (60)                   (39)                 1,986
                                                           ------------- ---------------------- ----------------------
           Net realized gains (losses)                            (60)                   (39)                 1,986
                                                           ------------- ---------------------- ----------------------
      Change in unrealized gains (losses) on investments        3,117                   (322)                48,304
                                                           ------------- ---------------------- ----------------------
      Net realized and change in unrealized gains (losses)
        on investments                                          3,057                   (361)                50,290
                                                           ------------- ---------------------- ----------------------
      Net increase (decrease) in net assets resulting
        from operations                                       $ 3,059                 $ (343)              $ 49,710
                                                           ============= ====================== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               AMERICAN CENTURY VP VISTA                            DELAWARE VIP SMALL CAP VALUE
                     INVESTMENT DIVISION                              INVESTMENT DIVISION
--------------------------------------------------------- --------------------------------------------------
       2009                         2008    2007              2009                   2008            2007
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
       $ --                         $ --          $ --     $ 4,242                $ 4,853         $ 1,797
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
        472                          285            93       1,544                  4,658           3,812
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
        472                          285            93       1,544                  4,658           3,812
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
       (472)                        (285)          (93)      2,698                    195          (2,015)
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
         --                        1,116            --          --                 70,050          53,893
    (47,927)                        (912)        1,950    (324,068)              (158,860)            765
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
    (47,927)                         204         1,950    (324,068)               (88,810)         54,658
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
     67,433                      (65,328)        4,790     372,833               (269,207)       (146,882)
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
     19,506                      (65,124)        6,740      48,765               (358,017)        (92,224)
-------------- ---------------------------- ------------- ----------- ---------------------- ---------------
   $ 19,034                    $ (65,409)      $ 6,647    $ 51,463             $ (357,822)      $ (94,239)
============== ============================ ============= =========== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  DREYFUS VIF INTERNATIONAL VALUE
                                                                       INVESTMENT DIVISION
                                                           --------------------------------------------------
                                                               2009                   2008            2007
                                                           ----------- ---------------------- ---------------
INVESTMENT INCOME:
      Dividends                                            $ 10,533               $ 10,713        $ 11,153
                                                           ----------- ---------------------- ---------------
EXPENSES:
      Mortality and expense risk charges                      1,264                  2,366           3,245
                                                           ----------- ---------------------- ---------------
        Total expenses                                        1,264                  2,366           3,245
                                                           ----------- ---------------------- ---------------
           Net investment income (loss)                       9,269                  8,347           7,908
                                                           ----------- ---------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                --                 92,929          99,784
      Realized gains (losses) on sale of investments       (185,176)               (67,586)         23,384
                                                           ----------- ---------------------- ---------------
           Net realized gains (losses)                     (185,176)                25,343         123,168
                                                           ----------- ---------------------- ---------------
      Change in unrealized gains (losses) on investments    238,024               (268,322)       (101,858)
                                                           ----------- ---------------------- ---------------
      Net realized and change in unrealized gains (losses)
        on investments                                       52,848               (242,979)         21,310
                                                           ----------- ---------------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 62,117             $ (234,632)       $ 29,218
                                                           =========== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              GOLDMAN SACHS MID CAP VALUE             GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
               INVESTMENT DIVISION                                INVESTMENT DIVISION
----------------------------------------------------- ----------------------------------------------------
2009                          2008            2007        2009                   2008              2007
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
    $ 5,173               $ 13,616        $ 10,129       $ 724                  $ 447             $ 579
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
      2,426                  5,676           3,838         173                    255               510
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
      2,426                  5,676           3,838         173                    255               510
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
      2,747                  7,940           6,291         551                    192                69
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
         --                  2,438         187,441          --                    113            15,009
   (540,331)              (114,620)         15,940     (17,708)               (35,096)             (448)
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
   (540,331)              (112,182)        203,381     (17,708)               (34,983)           14,561
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
    633,578               (486,662)       (272,066)     28,044                   (655)          (37,975)
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
     93,247               (598,844)        (68,685)     10,336                (35,638)          (23,414)
-------------- ---------------------- --------------- ----------- ---------------------- -----------------
   $ 95,994             $ (590,904)      $ (62,394)   $ 10,887              $ (35,446)        $ (23,345)
============== ====================== =============== =========== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                       MFS VIT HIGH INCOME
                                                                       INVESTMENT DIVISION
                                                           -------------------------------------------------
                                                                 2009                 2008          2007
                                                           ----------- ---------------------- --------------
INVESTMENT INCOME:
      Dividends                                                  $ 933             $ 1,656        $ 4,038
                                                           ----------- ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                           273                  62            175
                                                           ----------- ---------------------- --------------
        Total expenses                                             273                  62            175
                                                           ----------- ---------------------- --------------
           Net investment income (loss)                            660               1,594          3,863
                                                           ----------- ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                  --             --
      Realized gains (losses) on sale of investments               326              (3,105)         1,517
                                                           ----------- ---------------------- --------------
           Net realized gains (losses)                             326              (3,105)         1,517
                                                           ----------- ---------------------- --------------
      Change in unrealized gains (losses) on investments        21,466              (1,097)        (3,019)
                                                           ----------- ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                          21,792              (4,202)        (1,502)
                                                           ----------- ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                       $ 22,452            $ (2,608)       $ 2,361
                                                           =========== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MFS VIT GLOBAL EQUITY                                 MFS VIT NEW DISCOVERY
                 INVESTMENT DIVISION                                   INVESTMENT DIVISION
------------------------------------------------------ ---------------------------------------------------
       2009                     2008           2007          2009                     2008          2007
-------------- ------------------------ -------------- ------------- ------------------------ ------------
    $ 1,242                    $ 480          $ 796          $ --                     $ --         $ --
-------------- ------------------------ -------------- ------------- ------------------------ ------------
        238                      255            184            27                       11           13
-------------- ------------------------ -------------- ------------- ------------------------ ------------
        238                      255            184            27                       11           13
-------------- ------------------------ -------------- ------------- ------------------------ ------------
      1,004                      225            612           (27)                     (11)         (13)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
         --                    4,968          2,587            --                      561          243
    (11,994)                    (670)         2,926         1,560                      (22)          (4)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
    (11,994)                   4,298          5,513         1,560                      539          239
-------------- ------------------------ -------------- ------------- ------------------------ ------------
     27,307                  (30,617)        (2,915)        3,314                   (1,817)        (349)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
     15,313                  (26,319)         2,598         4,874                   (1,278)        (110)
-------------- ------------------------ -------------- ------------- ------------------------ ------------
   $ 16,317                $ (26,094)       $ 3,210       $ 4,847                 $ (1,289)      $ (123)
============== ======================== ============== ============= ======================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                                MFS VIT VALUE
                                                                          INVESTMENT DIVISION
                                                           ----------------------------------------------------
                                                           2009                          2008    2007
                                                           -------------- ---------------------- --------------
INVESTMENT INCOME:
      Dividends                                                  $ 803               $ 10,331           $ --
                                                           -------------- ---------------------- --------------
EXPENSES:
      Mortality and expense risk charges                           257                    302             78
                                                           -------------- ---------------------- --------------
        Total expenses                                             257                    302             78
                                                           -------------- ---------------------- --------------
           Net investment income (loss)                            546                 10,029            (78)
                                                           -------------- ---------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                 42,245             --
      Realized gains (losses) on sale of investments            (1,224)               (23,850)         2,376
                                                           -------------- ---------------------- --------------
           Net realized gains (losses)                          (1,224)                18,395          2,376
                                                           -------------- ---------------------- --------------
      Change in unrealized gains (losses) on investments        14,082                (26,364)        (1,846)
                                                           -------------- ---------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                          12,858                 (7,969)           530
                                                           -------------- ---------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                       $ 13,404                $ 2,060          $ 452
                                                           ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                 VAN KAMPEN LIT GOVERNMENT           WELLS FARGO VT TOTAL RETURN BOND
                       INVESTMENT DIVISION                        INVESTMENT DIVISION
---------------------------------------------- -------------------------------------------------
       2009                   2008        2007        2009                2008              2007
-------------- ---------------------- -------- ----------- ---------------------- --------------
    $ 3,817                $ 2,019       $ 863    $ 18,789             $ 7,542           $ 4,429
-------------- ---------------------- -------- ----------- ---------------------- --------------
        208                    143          68       1,892                 619               393
-------------- ---------------------- -------- ----------- ---------------------- --------------
        208                    143          68       1,892                 619               393
-------------- ---------------------- -------- ----------- ---------------------- --------------
      3,609                  1,876         795      16,897               6,923             4,036
-------------- ---------------------- -------- ----------- ---------------------- --------------
         --                     --          --       2,046                  --                --
       (289)                (1,270)         38       3,173                (532)              482
-------------- ---------------------- -------- ----------- ---------------------- --------------
       (289)                (1,270)         38       5,219                (532)              482
-------------- ---------------------- -------- ----------- ---------------------- --------------
     (2,868)                  (983)         35      23,526              (2,943)              726
-------------- ---------------------- -------- ----------- ---------------------- --------------
     (3,157)                (2,253)         73      28,745              (3,475)            1,208
-------------- ---------------------- -------- ----------- ---------------------- --------------
      $ 452                 $ (377)      $ 868    $ 45,642             $ 3,448           $ 5,244
============== ====================== ======== =========== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   WELLS FARGO VT MONEY MARKET
                                                                       INVESTMENT DIVISION
                                                           ------------------------------------------
                                                               2009                   2008       2007
                                                           ----------- ------------------- ----------
INVESTMENT INCOME:
      Dividends                                             $ 2,013               $ 46,050   $ 56,709
                                                           ----------- ------------------- ----------
EXPENSES:
      Mortality and expense risk charges                      5,277                  8,287      5,004
                                                           ----------- ------------------- ----------
        Total expenses                                        5,277                  8,287      5,004
                                                           ----------- ------------------- ----------
           Net investment income (loss)                      (3,264)                37,763     51,705
                                                           ----------- ------------------- ----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                --                     --         --
      Realized gains (losses) on sale of investments             --                     --         --
                                                           ----------- ------------------- ----------
           Net realized gains (losses)                           --                     --         --
                                                           ----------- ------------------- ----------
      Change in unrealized gains (losses) on investments         --                     --         --
                                                           ----------- ------------------- ----------
      Net realized and change in unrealized gains (losses)
        on investments                                           --                     --         --
                                                           ----------- ------------------- ----------
      Net increase (decrease) in net assets resulting
        from operations                                    $ (3,264)              $ 37,763   $ 51,705
                                                           =========== =================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          PIONEER VCT         PIONEER VCT                ROYCE         UIF EMERGING         UIF EMERGING            PIMCO VIT
     EMERGING MARKETS       MID CAP VALUE            SMALL-CAP         MARKETS DEBT       MARKETS EQUITY         LOW DURATION
  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT  DIVISION
--------------------- -------------------- -------------------- -------------------- --------------------  -------------------
     2009    2008 (a)             2009 (b)             2009 (b)             2009 (b)             2009 (b)             2009 (c)
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  $ 5,200       $ --                 $ --                 $ --                 $ 74                 $ --              $ 11,216
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    1,999        141                   34                   57                    6                   17                 1,731
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    1,999        141                   34                   57                    6                   17                 1,731
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    3,201       (141)                 (34)                 (57)                  68                  (17)                9,485
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
       --         --                   --                   --                   --                   --                32,906
    8,989       (554)                  32                   16                   32                  480                   180
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
    8,989       (554)                  32                   16                   32                  480                33,086
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  311,181    (40,541)               2,439                2,984                   95                1,146                 1,601
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  320,170    (41,095)               2,471                3,000                  127                1,626                34,687
--------- ----------- -------------------- -------------------- -------------------- -------------------- --------------------
$ 323,371  $ (41,236)             $ 2,437              $ 2,943                $ 195              $ 1,609  $             44,172
========= =========== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      MSF BLACKROCK DIVERSIFIED
                                                                            INVESTMENT DIVISION
                                                     --------------------------------------------------------------
                                                              2009                         2008             2007
                                                     ---------------- ---------------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 10,169,948                  $ 5,620,528      $ 5,593,077
  Net realized gains (losses)                           (4,609,576)                   1,274,596        3,011,483
  Change in unrealized gains (losses) on investments    31,028,944                  (90,018,067)       7,614,036
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  36,589,316                  (83,122,943)      16,218,596
                                                     ---------------- ---------------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          32,386,040                   36,312,304       40,003,652
  Net transfers (including fixed account)               (4,711,176)                  (7,645,743)      (6,583,051)
  Policy charges                                       (25,234,205)                 (25,234,783)     (24,846,715)
  Transfers for policy benefits and terminations       (17,354,140)                 (18,838,290)     (21,979,765)
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (14,913,481)                 (15,406,512)     (13,405,879)
                                                     ---------------- ---------------------------- ----------------
     Net increase (decrease) in net assets              21,675,835                  (98,529,455)       2,812,717
NET ASSETS:
  Beginning of year                                    235,715,981                  334,245,436      331,432,719
                                                     ---------------- ---------------------------- ----------------
  End of year                                        $ 257,391,816                $ 235,715,981    $ 334,245,436
                                                     ================ ============================ ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK AGGRESSIVE GROWTH                                 MSF METLIFE STOCK INDEX
                 INVESTMENT DIVISION                                            INVESTMENT DIVISION
---------------------------------------------------------- ------------------------------------------------------------
         2009                   2008               2007             2009                       2008             2007
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
 $ (1,057,460)          $ (1,837,501)      $ (2,172,462)     $ 9,682,465                $ 7,210,587      $ 1,607,854
   (3,328,441)               740,184          1,382,763         (976,772)                24,582,861       22,330,416
   66,805,065           (115,833,611)        44,452,957      112,925,652               (312,125,621)       7,171,409
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   62,419,164           (116,930,928)        43,663,258      121,631,345               (280,332,173)      31,109,679
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   20,361,017             22,493,319         24,166,939       95,757,402                104,846,071      108,420,954
   (3,469,034)            (1,853,857)        (6,084,428)     (18,281,346)               (10,320,663)      (8,388,405)
  (14,222,944)           (14,747,697)       (14,515,068)     (43,260,398)               (45,394,792)     (45,320,834)
  (11,832,605)           (14,745,615)       (15,886,481)     (30,750,386)               (44,256,002)     (45,317,699)
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   (9,163,566)            (8,853,850)       (12,319,038)       3,465,272                  4,874,614        9,394,016
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
   53,255,598           (125,784,778)        31,344,220      125,096,617               (275,457,559)      40,503,695
  134,277,037            260,061,815        228,717,595      472,610,929                748,068,488      707,564,793
---------------- ---------------------- ------------------ ---------------- -------------------------- ----------------
$ 187,532,635          $ 134,277,037      $ 260,061,815    $ 597,707,546              $ 472,610,929    $ 748,068,488
================ ====================== ================== ================ ========================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  MSF ARTIO INTERNATIONAL STOCK
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (49,120)           $ 1,319,521         $ 147,518
  Net realized gains (losses)                          (2,053,375)             6,453,740         5,161,819
  Change in unrealized gains (losses) on investments   10,298,349            (39,671,178)        1,044,733
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  8,195,854            (31,897,917)        6,354,070
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          5,947,335              6,916,925         7,358,066
  Net transfers (including fixed account)              (1,694,751)            (1,195,679)          338,266
  Policy charges                                       (3,532,211)            (3,925,209)       (4,047,380)
  Transfers for policy benefits and terminations       (2,746,693)            (3,608,501)       (4,807,457)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,026,320)            (1,812,464)       (1,158,505)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets              6,169,534            (33,710,381)        5,195,565
NET ASSETS:
  Beginning of year                                    38,994,328             72,704,709        67,509,144
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 45,163,862           $ 38,994,328      $ 72,704,709
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MSF FI MID CAP OPPORTUNITIES                        MSF T. ROWE PRICE SMALL CAP GROWTH
                 INVESTMENT DIVISION                                       INVESTMENT DIVISION
---------------------------------------------------------- --------------------------------------------------------
         2009                   2008               2007            2009                   2008              2007
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
    $ 945,817             $ (979,736)      $ (2,156,929)     $ (277,201)            $ (578,209)       $ (695,384)
   (4,289,454)            (1,134,327)        (3,610,711)        468,105             14,184,194         1,678,195
   44,410,868           (152,860,483)        25,889,645      19,138,611            (44,529,670)        6,321,798
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
   41,067,231           (154,974,546)        20,122,005      19,329,515            (30,923,685)        7,304,609
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
   27,741,265             31,724,715         35,873,638       7,344,778              8,304,333         9,360,936
   (4,284,700)            (4,453,234)        (7,434,397)     (1,819,482)            (1,832,472)       (3,254,756)
  (13,813,952)           (15,821,684)       (17,322,434)     (4,555,731)            (4,567,009)       (4,451,023)
   (9,523,131)           (14,714,403)       (19,624,632)     (3,780,276)            (4,436,137)       (5,026,325)
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
      119,482             (3,264,606)        (8,507,825)     (2,810,711)            (2,531,285)       (3,371,168)
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
   41,186,713           (158,239,152)        11,614,180      16,518,804            (33,454,970)        3,933,441
  124,838,700            283,077,852        271,463,672      52,291,217             85,746,187        81,812,746
---------------- ---------------------- ------------------ --------------- ---------------------- -----------------
$ 166,025,413          $ 124,838,700      $ 283,077,852    $ 68,810,021           $ 52,291,217      $ 85,746,187
================ ====================== ================== =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                  MSF OPPENHEIMER GLOBAL EQUITY
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 593,945              $ 579,985         $ 151,331
  Net realized gains (losses)                            (362,452)             1,806,879         1,460,274
  Change in unrealized gains (losses) on investments   11,124,292            (23,254,667)        1,125,527
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 11,355,785            (20,867,803)        2,737,132
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          4,170,777              4,811,674         5,517,581
  Net transfers (including fixed account)              (1,832,917)            (1,307,371)          265,706
  Policy charges                                       (2,484,658)            (2,551,030)       (2,601,520)
  Transfers for policy benefits and terminations       (1,971,254)            (2,513,495)       (2,790,725)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,118,051)            (1,560,222)          391,042
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets              9,237,733            (22,428,025)        3,128,174
NET ASSETS:
  Beginning of year                                    29,644,684             52,072,709        48,944,535
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 38,882,417           $ 29,644,684      $ 52,072,709
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                      MSF MFS VALUE                            MSF NEUBERGER BERMAN MID CAP VALUE
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
        2009                   2008            2007            2009                   2008              2007
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
  $ (360,654)             $ 561,336       $ (28,106)      $ 373,237               $ (1,022)       $ (261,148)
    (877,734)             4,618,363       2,998,773      (1,385,415)               465,644         3,913,488
   9,493,542            (26,124,726)     (5,878,800)     21,838,137            (39,787,375)       (1,796,392)
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   8,255,154            (20,945,027)     (2,908,133)     20,825,959            (39,322,753)        1,855,948
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   7,793,992              9,258,644      10,581,263       9,917,985             12,028,118        13,273,938
  (1,188,905)            (2,421,442)     (1,429,602)     (2,538,823)            (1,512,789)         (503,917)
  (3,789,583)            (4,038,000)     (4,317,588)     (4,785,680)            (5,289,330)       (5,570,345)
  (2,718,079)            (2,767,928)     (4,292,114)     (3,527,386)            (3,842,875)       (4,785,600)
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
      97,424                 31,274         541,959        (933,904)             1,383,124         2,414,076
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   8,352,579            (20,913,753)     (2,366,174)     19,892,055            (37,939,629)        4,270,024
  41,012,912             61,926,665      64,292,839      44,065,744             82,005,373        77,735,349
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
$ 49,365,491           $ 41,012,912    $ 61,926,665    $ 63,957,799           $ 44,065,744      $ 82,005,373
=============== ====================== =============== =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                             MSF T. ROWE PRICE LARGE CAP GROWTH
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (70,974)             $ (96,719)       $ (199,231)
  Net realized gains (losses)                            (485,740)             2,565,785         2,082,657
  Change in unrealized gains (losses) on investments   13,392,122            (24,832,884)        2,367,516
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 12,835,408            (22,363,818)        4,250,942
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          5,247,409              6,714,567         7,257,794
  Net transfers (including fixed account)                (479,252)              (722,396)       (2,228,506)
  Policy charges                                       (3,146,728)            (3,279,014)       (3,216,395)
  Transfers for policy benefits and terminations       (2,638,815)            (2,458,005)       (2,568,167)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,017,386)               255,152          (755,274)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets             11,818,022            (22,108,666)        3,495,668
NET ASSETS:
  Beginning of year                                    30,702,575             52,811,241        49,315,573
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 42,520,597           $ 30,702,575      $ 52,811,241
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX                 MSF MORGAN STANLEY EAFE INDEX
                 INVESTMENT DIVISION                                     INVESTMENT DIVISION
-------------------------------------------------------- --------------------------------------------------------
         2009                   2008             2007            2009                   2008              2007
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
  $ 5,177,513            $ 3,745,554      $ 3,682,982     $ 1,709,359            $ 1,230,251         $ 725,557
      195,723                578,961          192,840        (455,196)             2,898,914         2,259,334
   (1,139,158)               873,489        2,133,669      11,844,795            (35,342,222)        2,980,876
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
    4,234,078              5,198,004        6,009,491      13,098,958            (31,213,057)        5,965,767
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
   15,575,764             17,571,072       17,877,600       9,558,645             11,532,998        11,289,849
    5,185,787            (10,724,107)       3,276,682      (1,404,247)             1,253,714         4,399,093
   (8,703,722)            (8,741,597)      (7,537,250)     (4,356,028)            (4,798,345)       (4,672,031)
   (6,465,006)           (11,706,897)      (5,115,587)     (2,974,891)            (3,419,820)       (3,748,512)
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
    5,592,822            (13,601,529)       8,501,445         823,479              4,568,547         7,268,399
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
    9,826,901             (8,403,525)      14,510,936      13,922,437            (26,644,510)       13,234,166
   96,524,738            104,928,263       90,417,327      44,991,420             71,635,930        58,401,764
---------------- ---------------------- ---------------- --------------- ---------------------- -----------------
$ 106,351,639           $ 96,524,738    $ 104,928,263    $ 58,913,857           $ 44,991,420      $ 71,635,930
================ ====================== ================ =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MSF RUSSELL 2000 INDEX
                                                                        INVESTMENT DIVISION
                                                     ---------------------------------------------------------
                                                             2009                      2008            2007
                                                     --------------- ------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 494,140                 $ 223,659        $ 50,303
  Net realized gains (losses)                              70,119                 1,982,185       5,503,433
  Change in unrealized gains (losses) on investments    9,093,620               (21,357,274)     (6,890,836)
                                                     --------------- ------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  9,657,879               (19,151,430)     (1,337,100)
                                                     --------------- ------------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,872,994                 7,965,817       8,728,900
  Net transfers (including fixed account)                (966,184)               (1,376,858)        182,391
  Policy charges                                       (3,197,900)               (3,405,238)     (3,451,476)
  Transfers for policy benefits and terminations       (2,569,871)               (2,830,521)     (3,167,104)
                                                     --------------- ------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           139,039                   353,200       2,292,711
                                                     --------------- ------------------------- ---------------
     Net increase (decrease) in net assets              9,796,918               (18,798,230)        955,611
NET ASSETS:
  Beginning of year                                    37,446,370                56,244,600      55,288,989
                                                     --------------- ------------------------- ---------------
  End of year                                        $ 47,243,288              $ 37,446,370    $ 56,244,600
                                                     =============== ========================= ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MSF JENNISON GROWTH                                 MSF BLACKROCK STRATEGIC VALUE
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ ---------------------------------------------------------
        2009                   2008            2007            2009                   2008               2007
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   $ (75,210)             $ 209,436       $ (64,681)      $ 150,638             $ (263,415)        $ (601,992)
    (140,559)             1,100,787         743,825      (2,703,187)             6,156,715         12,982,944
   4,015,386             (7,064,823)        832,560      10,045,644            (44,228,185)       (16,875,056)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   3,799,617             (5,754,600)      1,511,704       7,493,095            (38,334,885)        (4,494,104)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   1,719,206              1,982,892       2,217,875      11,539,415             13,840,463         15,755,463
    (143,027)              (361,588)       (414,141)     (1,847,368)            (4,686,927)        (2,527,871)
    (963,364)              (951,173)       (905,170)     (5,408,103)            (6,294,459)        (6,814,895)
    (752,854)              (843,478)       (767,811)     (4,050,199)            (5,526,338)        (6,624,745)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
    (140,039)              (173,347)        130,753         233,745             (2,667,261)          (212,048)
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
   3,659,578             (5,927,947)      1,642,457       7,726,840            (41,002,146)        (4,706,152)
   9,813,769             15,741,716      14,099,259      59,706,219            100,708,365        105,414,517
--------------- ---------------------- --------------- --------------- ---------------------- ------------------
$ 13,473,347            $ 9,813,769    $ 15,741,716    $ 67,433,059           $ 59,706,219      $ 100,708,365
=============== ====================== =============== =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MSF METLIFE MID CAP STOCK INDEX
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 436,208              $ 324,526         $ (53,618)
  Net realized gains (losses)                             308,329              4,777,346         3,703,948
  Change in unrealized gains (losses) on investments   13,600,526            (28,232,883)          158,945
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 14,345,063            (23,131,011)        3,809,275
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          8,322,995              9,503,166        10,058,472
  Net transfers (including fixed account)              (1,733,152)               922,808         1,446,934
  Policy charges                                       (3,929,463)            (4,174,112)       (4,088,802)
  Transfers for policy benefits and terminations       (4,046,727)            (6,346,919)       (3,356,812)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,386,348)               (95,057)        4,059,792
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets             12,958,716            (23,226,068)        7,869,067
NET ASSETS:
  Beginning of year                                    40,733,135             63,959,203        56,090,136
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 53,691,851           $ 40,733,135      $ 63,959,203
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MSF LOOMIS SAYLES SMALL CAP GROWTH                           MSF BLACKROCK LARGE CAP VALUE
               INVESTMENT DIVISION                                     INVESTMENT DIVISION
------------------------------------------------------ -------------------------------------------------------
       2009                   2008             2007            2009                   2008             2007
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  $ (39,304)             $ (48,690)       $ (60,634)       $ 73,451               $ (2,759)        $ 13,846
   (219,528)               462,091          725,945        (513,587)                (9,263)         761,534
  1,519,136             (3,371,627)        (436,173)      1,615,283             (4,899,187)        (536,165)
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  1,260,304             (2,958,226)         229,138       1,175,147             (4,911,209)         239,215
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
    988,520              1,143,026        1,295,669       2,432,547              2,920,669        2,853,366
   (173,065)              (232,983)         (34,464)         29,524                905,258        1,496,583
   (408,126)              (445,177)        (461,653)       (969,741)            (1,106,269)        (997,837)
   (281,193)              (339,761)        (356,935)       (514,960)              (512,125)        (713,538)
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
    126,136                125,105          442,617         977,370              2,207,533        2,638,574
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  1,386,440             (2,833,121)         671,755       2,152,517             (2,703,676)       2,877,789
  4,206,928              7,040,049        6,368,294       9,571,372             12,275,048        9,397,259
-------------- ---------------------- ---------------- --------------- ---------------------- ----------------
$ 5,593,368            $ 4,206,928      $ 7,040,049    $ 11,723,889            $ 9,571,372     $ 12,275,048
============== ====================== ================ =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                     MSF DAVIS VENTURE VALUE
                                                                         INVESTMENT DIVISION
                                                     ----------------------------------------------------------
                                                             2009                       2008            2007
                                                     --------------- -------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 312,737                  $ 252,624       $ (49,271)
  Net realized gains (losses)                            (723,952)                   284,552         581,875
  Change in unrealized gains (losses) on investments   12,907,686                (24,908,606)      1,282,046
                                                     --------------- -------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 12,496,471                (24,371,430)      1,814,650
                                                     --------------- -------------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,217,297                 10,613,485      10,865,750
  Net transfers (including fixed account)                (601,386)                   154,312       3,012,023
  Policy charges                                       (4,013,443)                (4,201,518)     (4,001,496)
  Transfers for policy benefits and terminations       (2,327,459)                (2,743,331)     (3,000,396)
                                                     --------------- -------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         2,275,010                  3,822,948       6,875,881
                                                     --------------- -------------------------- ---------------
     Net increase (decrease) in net assets             14,771,480                (20,548,482)      8,690,531
NET ASSETS:
  Beginning of year                                    38,001,762                 58,550,244      49,859,713
                                                     --------------- -------------------------- ---------------
  End of year                                        $ 52,773,242               $ 38,001,762    $ 58,550,244
                                                     =============== ========================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          MSF LOOMIS SAYLES SMALL CAP CORE                   MSF BLACKROCK LEGACY LARGE CAP GROWTH
                INVESTMENT DIVISION                                     INVESTMENT DIVISION
-------------------------------------------------------- ------------------------------------------------------
        2009                   2008              2007           2009                   2008             2007
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   $ (66,505)            $ (116,679)       $ (113,405)      $ (5,579)             $ (18,267)       $ (19,922)
    (439,969)             2,006,144         1,801,940       (146,284)              (120,478)          64,255
   3,809,050             (7,889,493)         (305,465)     1,684,656             (1,924,420)         437,029
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   3,302,576             (6,000,028)        1,383,070      1,532,793             (2,063,165)         481,362
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   2,435,828              2,662,737         2,609,684      1,097,152              1,197,008          860,589
    (114,204)               421,215         1,184,072        217,819              1,571,610          621,856
  (1,044,037)            (1,093,210)         (976,939)      (460,694)              (466,831)        (303,215)
    (789,008)              (727,927)         (762,075)      (223,463)              (276,284)        (105,375)
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
     488,579              1,262,815         2,054,742        630,814              2,025,503        1,073,855
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
   3,791,155             (4,737,213)        3,437,812      2,163,607                (37,662)       1,555,217
  11,034,259             15,771,472        12,333,660      3,786,888              3,824,550        2,269,333
--------------- ---------------------- ----------------- -------------- ---------------------- ----------------
$ 14,825,414           $ 11,034,259      $ 15,771,472    $ 5,950,495            $ 3,786,888      $ 3,824,550
=============== ====================== ================= ============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      MSF BLACKROCK BOND INCOME
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 5,080,494            $ 3,846,123       $ 2,245,950
  Net realized gains (losses)                            (553,787)              (261,951)           86,411
  Change in unrealized gains (losses) on investments    2,142,811             (7,357,146)        2,574,419
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  6,669,518             (3,772,974)        4,906,780
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,587,028             10,790,630        12,386,608
  Net transfers (including fixed account)              (2,591,044)            (3,035,916)       (1,778,536)
  Policy charges                                       (7,385,796)            (7,121,758)       (6,382,704)
  Transfers for policy benefits and terminations       (5,845,823)            (7,310,990)       (9,006,967)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (6,235,635)            (6,678,034)       (4,781,599)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets                433,883            (10,451,008)          125,181
NET ASSETS:
  Beginning of year                                    81,985,350             92,436,358        92,311,177
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 82,419,233           $ 81,985,350      $ 92,436,358
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MSF FI VALUE LEADERS                                MSF MET/ARTISAN MID CAP VALUE
                INVESTMENT DIVISION                                   INVESTMENT DIVISION
----------------------------------------------------- ---------------------------------------------------------
       2009                    2008           2007            2009                   2008               2007
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
   $ 90,114                $ 62,174        $ 3,233        $ 94,579             $ (210,128)        $ (184,504)
   (259,906)                411,042        675,004      (2,074,439)             4,346,340          8,147,137
  1,128,894              (3,184,937)      (503,196)     14,134,862            (29,274,257)       (12,430,441)
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
    959,102              (2,711,721)       175,041      12,155,002            (25,138,045)        (4,467,808)
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
  1,137,076               1,366,282      1,529,707       7,222,155              8,854,520         10,174,883
   (112,167)               (339,700)       104,032      (2,763,216)            (1,996,000)        (2,660,752)
   (473,372)               (540,376)      (556,747)     (3,172,696)            (3,462,919)        (4,002,257)
   (254,916)               (291,811)      (288,167)     (2,344,946)            (2,411,660)        (3,090,850)
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
    296,621                 194,395        788,825      (1,058,703)               983,941            421,024
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
  1,255,723              (2,517,326)       963,866      11,096,299            (24,154,104)        (4,046,784)
  4,225,438               6,742,764      5,778,898      29,975,616             54,129,720         58,176,504
-------------- ----------------------- -------------- --------------- ---------------------- ------------------
$ 5,481,161             $ 4,225,438    $ 6,742,764    $ 41,071,915           $ 29,975,616       $ 54,129,720
============== ======================= ============== =============== ====================== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MSF WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                     INVESTMENT DIVISION
                                                     ------------------------------------------------------------
                                                             2009                   2008                  2007
                                                     --------------- ---------------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,027,387              $ 570,564             $ 315,401
  Net realized gains (losses)                             382,268               (105,443)               44,985
  Change in unrealized gains (losses) on investments    3,433,572             (3,452,504)              187,688
                                                     --------------- ---------------------- ---------------------
     Net increase (decrease) in net assets resulting
       from operations                                  4,843,227             (2,987,383)              548,074
                                                     --------------- ---------------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,046,053              3,632,344             3,898,365
  Net transfers (including fixed account)                  35,565               (873,301)              466,692
  Policy charges                                       (1,611,112)            (1,570,638)           (1,437,856)
  Transfers for policy benefits and terminations       (1,198,113)            (1,108,566)             (905,402)
                                                     --------------- ---------------------- ---------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           272,393                 79,839             2,021,799
                                                     --------------- ---------------------- ---------------------
     Net increase (decrease) in net assets              5,115,620             (2,907,544)            2,569,873
NET ASSETS:
  Beginning of year                                    15,464,462             18,372,006            15,802,133
                                                     --------------- ---------------------- ---------------------
  End of year                                        $ 20,580,082           $ 15,464,462          $ 18,372,006
                                                     =============== ====================== =====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT                    MSF BLACKROCK MONEY MARKET
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ --------------------------------------------------------
        2009                   2008            2007            2009                   2008              2007
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   $ 583,308              $ 545,979       $ 274,009       $ (11,349)           $ 1,496,178       $ 2,722,729
     (89,029)               (26,281)            988              --                     --                --
      44,105               (712,221)        246,140              --                     --                --
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
     538,384               (192,523)        521,137         (11,349)             1,496,178         2,722,729
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
   2,652,804              3,041,844       3,196,989       8,264,492              7,147,517         5,145,397
   3,368,164               (439,337)         65,805     (31,859,828)            (3,230,345)          (71,102)
  (1,485,448)            (1,426,939)     (1,262,963)     (1,914,003)            (1,791,374)       (3,180,663)
  (4,351,515)            (1,143,545)       (773,977)     (2,515,809)            (3,755,019)         (547,125)
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
     184,006                 32,023       1,225,854     (28,025,148)            (1,629,221)        1,346,507
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
     722,389               (160,500)      1,746,991     (28,036,497)              (133,043)        4,069,236
  15,636,881             15,797,381      14,050,390      63,265,014             63,398,057        59,328,821
--------------- ---------------------- --------------- --------------- ---------------------- -----------------
$ 16,359,270           $ 15,636,881    $ 15,797,381    $ 35,228,518           $ 63,265,014      $ 63,398,057
=============== ====================== =============== =============== ====================== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MSF MFS TOTAL RETURN
                                                                     INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                            2009                    2008           2007
                                                     -------------- ----------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 179,213               $ 147,927       $ 53,260
  Net realized gains (losses)                           (173,243)                299,566        167,623
  Change in unrealized gains (losses) on investments     937,515              (1,824,737)      (104,370)
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   943,485              (1,377,244)       116,513
                                                     -------------- ----------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,270,198               1,252,582      1,181,286
  Net transfers (including fixed account)                999,337                 209,612      1,133,382
  Policy charges                                        (577,409)               (544,548)      (457,695)
  Transfers for policy benefits and terminations        (362,991)               (228,375)      (205,897)
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,329,135                 689,271      1,651,076
                                                     -------------- ----------------------- --------------
     Net increase (decrease) in net assets             2,272,620                (687,973)     1,767,589
NET ASSETS:
  Beginning of year                                    4,861,537               5,549,510      3,781,921
                                                     -------------- ----------------------- --------------
  End of year                                        $ 7,134,157             $ 4,861,537    $ 5,549,510
                                                     ============== ======================= ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

      MSF METLIFE CONSERVATIVE ALLOCATION              MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------------------------------------------------------------
       2009                   2008           2007           2009                   2008           2007
-------------- ---------------------- -------------- -------------- ---------------------- --------------
   $ 42,263               $ 10,090       $ (5,884)      $ 97,885               $ 15,426      $ (21,161)
      5,727               (144,954)        24,396        (68,146)                (9,779)        29,950
    276,504               (182,260)        12,074        828,280               (847,823)        79,599
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    324,494               (317,124)        30,586        858,019               (842,176)        88,388
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    374,777                277,237        157,209      1,081,983              1,068,633        793,665
    493,401                917,176        218,409        990,434                821,833        772,317
   (222,010)              (193,582)       (89,575)      (588,201)              (557,733)      (367,535)
   (132,555)              (117,612)       (24,846)      (298,169)              (249,480)      (193,487)
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    513,613                883,219        261,197      1,186,047              1,083,253      1,004,960
-------------- ---------------------- -------------- -------------- ---------------------- --------------
    838,107                566,095        291,783      2,044,066                241,077      1,093,348
  1,350,130                784,035        492,252      3,218,477              2,977,400      1,884,052
-------------- ---------------------- -------------- -------------- ---------------------- --------------
$ 2,188,237            $ 1,350,130      $ 784,035    $ 5,262,543            $ 3,218,477    $ 2,977,400
============== ====================== ============== ============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MSF METLIFE MODERATE ALLOCATION
                                                                     INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                             2009                   2008              2007
                                                     --------------- ---------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 506,612               $ 37,558         $ (97,780)
  Net realized gains (losses)                              (2,887)              (190,034)          188,933
  Change in unrealized gains (losses) on investments    5,007,760             (6,087,839)          262,197
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  5,511,485             (6,240,315)          353,350
                                                     --------------- ---------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,448,156              6,618,762         4,870,486
  Net transfers (including fixed account)               2,562,902              3,791,639         6,540,248
  Policy charges                                       (2,812,947)            (2,810,307)       (1,921,467)
  Transfers for policy benefits and terminations       (1,454,530)            (1,220,615)         (852,946)
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         4,743,580              6,379,479         8,636,321
                                                     --------------- ---------------------- -----------------
     Net increase (decrease) in net assets             10,255,066                139,164         8,989,671
NET ASSETS:
  Beginning of year                                    18,535,109             18,395,945         9,406,274
                                                     --------------- ---------------------- -----------------
  End of year                                        $ 28,790,175           $ 18,535,109      $ 18,395,945
                                                     =============== ====================== =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

      MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION             MSF METLIFE AGGRESSIVE ALLOCATION
                INVESTMENT DIVISION                                    INVESTMENT DIVISION
-------------------------------------------------------------------------------------------------------------
        2009                   2008            2007            2009                   2008             2007
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
   $ 779,492              $ (16,159)     $ (170,147)      $ 123,185              $ (10,348)       $ (40,153)
    (133,216)               175,501         122,439        (317,303)                90,850          101,806
  10,602,923            (15,640,562)        371,705       2,668,257             (4,222,544)         (95,922)
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
  11,249,199            (15,481,220)        323,997       2,474,139             (4,142,042)         (34,269)
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
  16,058,041             18,467,427      11,490,456       3,280,605              3,819,292        2,720,243
    (778,406)             5,509,124      12,371,719        (255,947)               697,397        3,811,580
  (5,739,610)            (6,415,360)     (3,994,239)     (1,143,655)            (1,345,001)        (899,415)
  (2,211,947)            (1,143,926)     (1,174,499)       (607,225)              (323,045)        (341,600)
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
   7,328,078             16,417,265      18,693,437       1,273,778              2,848,643        5,290,808
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
  18,577,277                936,045      19,017,434       3,747,917             (1,293,399)       5,256,539
  33,871,944             32,935,899      13,918,465       6,897,699              8,191,098        2,934,559
--------------- ---------------------- --------------- --------------- ---------------------- ---------------
$ 52,449,221           $ 33,871,944    $ 32,935,899    $ 10,645,616            $ 6,897,699      $ 8,191,098
=============== ====================== =============== =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      JANUS ASPEN JANUS
                                                                    INVESTMENT DIVISION
                                                     ----------------------------------------------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 5,686               $ 16,320       $ 16,929
  Net realized gains (losses)                            (31,201)                49,473         60,269
  Change in unrealized gains (losses) on investments   1,662,317             (3,051,413)       750,675
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,636,802             (2,985,620)       827,873
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           658,401                663,301        704,439
  Net transfers (including fixed account)                  8,858                122,598         57,292
  Policy charges                                        (310,790)              (245,583)      (191,669)
  Transfers for policy benefits and terminations          (1,693)              (135,708)        20,341
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          354,776                404,608        590,403
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets             1,991,578             (2,581,012)     1,418,276
NET ASSETS:
  Beginning of year                                    4,638,873              7,219,885      5,801,609
                                                     -------------- ---------------------- --------------
  End of year                                        $ 6,630,451            $ 4,638,873    $ 7,219,885
                                                     ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               JANUS ASPEN BALANCED                                  JANUS ASPEN FORTY
                INVESTMENT DIVISION                                INVESTMENT DIVISION
----------------------------------------------------- ------------------------------------------------
       2009                    2008           2007         2009                   2008         2007
-------------- ----------------------- -------------- ------------ ---------------------- ------------
   $ 12,907                 $ 2,996        $ 1,623     $ (2,048)              $ (2,300)      $ (384)
     19,174                   3,694            747      (78,622)               (93,936)       6,298
     93,262                 (21,788)         2,101      310,554               (295,412)      82,907
-------------- ----------------------- -------------- ------------ ---------------------- ------------
    125,343                 (15,098)         4,471      229,884               (391,648)      88,821
-------------- ----------------------- -------------- ------------ ---------------------- ------------
    116,443                  43,848         34,534      165,769                 22,794      216,674
  1,020,529                 144,876         41,177      209,535                641,922      107,905
    (15,717)                 (4,348)        (3,275)     (23,392)               (14,473)      (5,310)
     (2,543)                 (2,904)           817     (106,150)              (302,227)        (525)
-------------- ----------------------- -------------- ------------ ---------------------- ------------
  1,118,712                 181,472         73,253      245,762                348,016      318,744
-------------- ----------------------- -------------- ------------ ---------------------- ------------
  1,244,055                 166,374         77,724      475,646                (43,632)     407,565
    246,409                  80,035          2,311      475,295                518,927      111,362
-------------- ----------------------- -------------- ------------ ---------------------- ------------
$ 1,490,464               $ 246,409       $ 80,035    $ 950,941              $ 475,295    $ 518,927
============== ======================= ============== ============ ====================== ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     JANUS ASPEN OVERSEAS    JANUS ASPEN PERKINS MID CAP VALUE
                                                      INVESTMENT DIVISION                  INVESTMENT DIVISION
                                                     ----------------------- ------------------------------------
                                                         2009     2008 (a)          2009               2008 (a)
                                                     ----------- ----------- -------------- ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 58       $ (44)         $ 415                 $ 428
  Net realized gains (losses)                          26,564        (177)        33,336                   (45)
  Change in unrealized gains (losses) on investments   37,885     (18,504)       261,473                (2,160)
                                                     ----------- ----------- -------------- ---------------------
     Net increase (decrease) in net assets resulting
       from operations                                 64,507     (18,725)       295,224                (1,777)
                                                     ----------- ----------- -------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,283          38        170,474                42,634
  Net transfers (including fixed account)              11,467      45,738        820,843               114,248
  Policy charges                                       (3,624)       (400)       (22,353)                 (649)
  Transfers for policy benefits and terminations      (25,524)       (667)       (11,826)               (4,069)
                                                     ----------- ----------- -------------- ---------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (8,398)     44,709        957,138               152,164
                                                     ----------- ----------- -------------- ---------------------
     Net increase (decrease) in net assets             56,109      25,984      1,252,362               150,387
NET ASSETS:
  Beginning of year                                    25,984          --        150,387                    --
                                                     ----------- ----------- -------------- ---------------------
  End of year                                        $ 82,093    $ 25,984    $ 1,402,749             $ 150,387
                                                     =========== =========== ============== =====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                  AIM V.I.
                                                             INTERNATIONAL
              AIM V.I. GLOBAL REAL ESTATE                           GROWTH          FTVIPT TEMPLETON FOREIGN SECURITIES
               INVESTMENT DIVISION                     INVESTMENT DIVISION                   INVESTMENT DIVISION
------------------------------------------------------ ---------------------- -----------------------------------------------------
       2009                   2008             2007                2009 (b)          2009                   2008             2007
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
   $ (5,813)             $ 117,347        $ 152,743                  $ 213      $ 211,754              $ 166,480        $ 135,851
   (698,156)               (61,509)         570,510                     34       (153,389)               735,646          731,694
  1,038,943             (1,334,686)        (881,479)                 2,258      2,059,948             (4,855,241)         305,602
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
    334,974             (1,278,848)        (158,226)                 2,505      2,118,313             (3,953,115)       1,173,147
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
    143,426                125,102          118,444                     --        807,327                773,781        1,046,007
   (367,827)                28,052          155,185                 16,392       (284,673)               350,298          (11,614)
    (55,212)               (71,189)         (75,484)                  (495)      (372,860)              (323,164)        (294,839)
     (3,924)                80,702         (231,266)                   (42)      (189,134)              (355,256)        (115,394)
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
   (283,537)               162,667          (33,121)                15,855        (39,340)               445,659          624,160
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
     51,437             (1,116,181)        (191,347)                18,360      2,078,973             (3,507,456)       1,797,307
  1,455,085              2,571,266        2,762,613                     --      5,856,168              9,363,624        7,566,317
-------------- ---------------------- ---------------- ---------------------- -------------- ---------------------- ---------------
$ 1,506,522            $ 1,455,085      $ 2,571,266               $ 18,360    $ 7,935,141            $ 5,856,168      $ 9,363,624
============== ====================== ================ ====================== ============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                                                                      FTVIPT
                                                                                                                   TEMPLETON
                                                                                                                 GLOBAL BOND
                                                            FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES             SECURITIES
                                                                   INVESTMENT DIVISION                   INVESTMENT DIVISION
                                                     --------------------------------------------------- ----------------------
                                                           2009                   2008           2007                2009 (c)
                                                     ------------- ---------------------- -------------- ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 3,112               $ 39,464       $ 15,708                   $ (4)
  Net realized gains (losses)                          (438,168)                78,245         89,496                      5
  Change in unrealized gains (losses) on investments    609,659               (759,844)         8,690                    239
                                                     ------------- ---------------------- -------------- ----------------------
     Net increase (decrease) in net assets resulting
       from operations                                  174,603               (642,135)       113,894                    240
                                                     ------------- ---------------------- -------------- ----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          291,315                407,392        388,710                     --
  Net transfers (including fixed account)            (1,354,085)               463,793        341,064                  3,614
  Policy charges                                        (31,930)               (44,076)       (29,330)                  (140)
  Transfers for policy benefits and terminations        (32,906)               (55,518)        (7,385)                   (10)
                                                     ------------- ---------------------- -------------- ----------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                      (1,127,606)               771,591        693,059                  3,464
                                                     ------------- ---------------------- -------------- ----------------------
     Net increase (decrease) in net assets             (953,003)               129,456        806,953                  3,704
NET ASSETS:
  Beginning of year                                   1,835,518              1,706,062        899,109                     --
                                                     ------------- ---------------------- -------------- ----------------------
  End of year                                         $ 882,515            $ 1,835,518    $ 1,706,062                $ 3,704
                                                     ============= ====================== ============== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                  ALLIANCEBERNSTEIN
    ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH      INTERMEDIATE BOND                   FIDELITY VIP CONTRAFUND
             INVESTMENT DIVISION                INVESTMENT DIVISION                       INVESTMENT DIVISION
----------------------------------------------- ---------------------- --------------------------------------------------------
     2009                   2008        2007                2009 (b)          2009                       2008           2007
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   $ (370)                $ (223)     $ (334)                 $ 692       $ 30,836                   $ 13,305       $ 11,445
   (2,773)                  (414)     13,926                    716       (198,535)                  (242,658)       861,847
   45,397                (37,457)     (1,759)                 2,187      1,136,586                 (1,292,698)      (453,602)
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   42,254                (38,094)     11,833                  3,595        968,887                 (1,522,051)       419,690
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   21,200                  5,432       8,465                 13,019        431,847                    540,486        608,723
   29,509                 30,492      (9,577)                23,126        898,388                    269,458        115,952
   (2,499)                  (913)     (2,740)                  (590)       (99,153)                   (91,935)      (106,944)
  (10,407)                  (567)    (17,975)               (10,842)      (139,114)                  (170,946)      (226,422)
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   37,803                 34,444     (21,827)                24,713      1,091,968                    547,063        391,309
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
   80,057                 (3,650)     (9,994)                28,308      2,060,855                   (974,988)       810,999
   49,447                 53,097      63,091                     --      1,927,330                  2,902,318      2,091,319
------------ ---------------------- ----------- ---------------------- -------------- -------------------------- --------------
$ 129,504               $ 49,447    $ 53,097               $ 28,308    $ 3,988,185                $ 1,927,330    $ 2,902,318
============ ====================== =========== ====================== ============== ========================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                            FIDELITY VIP ASSET MANAGER: GROWTH
                                                                    INVESTMENT DIVISION
                                                     -------------- ---------------------- -------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 15,866               $ 17,011       $ 41,848
  Net realized gains (losses)                            (16,185)                 8,935         14,373
  Change in unrealized gains (losses) on investments     427,179               (532,156)       140,304
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                   426,860               (506,210)       196,525
                                                     -------------- ---------------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           240,196                167,675        166,685
  Net transfers (including fixed account)                256,106                 79,494         19,124
  Policy charges                                         (64,669)               (45,464)       (37,503)
  Transfers for policy benefits and terminations         (44,925)               (46,018)       (43,517)
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          386,708                155,687        104,789
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets               813,568               (350,523)       301,314
NET ASSETS:
  Beginning of year                                      908,867              1,259,390        958,076
                                                     -------------- ---------------------- -------------
  End of year                                        $ 1,722,435              $ 908,867    $ 1,259,390
                                                     ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

     FIDELITY VIP INVESTMENT GRADE BOND                        FIDELITY VIP EQUITY-INCOME
             INVESTMENT DIVISION                                      INVESTMENT DIVISION
------------ ---------------------- ------------- ------------ ----------------------------- --------------
     2009                   2008          2007         2009                          2008           2007
------------ ---------------------- ------------- ------------ ----------------------------- --------------
 $ 10,311                $ 1,503         $ 873      $ 3,688                      $ 16,347       $ 19,214
    3,887                 13,667         1,728     (392,905)                     (281,987)       120,582
   (1,678)                (8,842)        6,849      405,695                      (292,885)      (137,717)
------------ ---------------------- ------------- ------------ ----------------------------- --------------
   12,520                  6,328         9,450       16,478                      (558,525)         2,079
------------ ---------------------- ------------- ------------ ----------------------------- --------------
    4,336                  5,021        13,197       60,293                       140,670        252,674
  183,821               (563,563)      806,070     (169,930)                      350,624        593,876
   (4,482)                (5,850)       (4,182)     (10,922)                      (27,027)       (17,750)
   (5,946)              (250,607)       (9,141)    (227,954)                     (544,605)       (47,391)
------------ ---------------------- ------------- ------------ ----------------------------- --------------
  177,729               (814,999)      805,944     (348,513)                      (80,338)       781,409
------------ ---------------------- ------------- ------------ ----------------------------- --------------
  190,249               (808,671)      815,394     (332,035)                     (638,863)       783,488
   43,701                852,372        36,978      577,801                     1,216,664        433,176
------------ ---------------------- ------------- ------------ ----------------------------- --------------
$ 233,950               $ 43,701      $852,372    $ 245,766                     $ 577,801    $ 1,216,664
============ ====================== ============= ============ ============================= ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                            FIDELITY VIP
                                                             HIGH INCOME     FIDELITY VIP MID CAP
                                                     INVESTMENT DIVISION      INVESTMENT DIVISION
                                                     ---------------------- ------------------------
                                                                 2009 (b)        2009     2008 (a)
                                                     ---------------------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                                   $ 2,849        $ (23)       $ 14
  Net realized gains (losses)                                         11          742         (70)
  Change in unrealized gains (losses) on investments                (647)      13,131     (10,714)
                                                     ---------------------- ------------ -----------
     Net increase (decrease) in net assets resulting
       from operations                                             2,213       13,850     (10,770)
                                                     ---------------------- ------------ -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                    16,782        3,949          --
  Net transfers (including fixed account)                         22,156      192,734      43,089
  Policy charges                                                    (236)        (835)       (179)
  Transfers for policy benefits and terminations                      --      (25,654)       (315)
                                                     ---------------------- ------------ -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                                   38,702      170,194      42,595
                                                     ---------------------- ------------ -----------
     Net increase (decrease) in net assets                        40,915      184,044      31,825
NET ASSETS:
  Beginning of year                                                   --       31,825          --
                                                     ---------------------- ------------ -----------
  End of year                                                   $ 40,915    $ 215,869    $ 31,825
                                                     ====================== ============ ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030
      INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
---------------------------- ---------------------------- ----------------------------
2009              2008 (a)        2009         2008 (a)       2009          2008 (a)
-------------- ------------- ------------ --------------- ----------- ----------------
      $ 457         $ 802     $ 17,181         $ 1,217       $ 512            $ 652
     (1,656)          545         (918)          1,278         367            1,114
      3,793        (2,956)     149,817         (11,135)      6,395           (3,051)
-------------- ------------- ------------ --------------- ----------- ----------------
      2,594        (1,609)     166,080          (8,640)      7,274           (1,285)
-------------- ------------- ------------ --------------- ----------- ----------------
      1,353           339        2,536             344       1,286              109
    (12,215)       26,580      449,027          46,772       2,573           22,132
         --            --       (5,925)           (315)        (28)              --
       (753)       (1,741)        (928)           (440)       (754)             431
-------------- ------------- ------------ --------------- ----------- ----------------
    (11,615)       25,178      444,710          46,361       3,077           22,672
-------------- ------------- ------------ --------------- ----------- ----------------
     (9,021)       23,569      610,790          37,721      10,351           21,387
     23,569            --       37,721              --      21,387               --
-------------- ------------- ------------ --------------- ----------- ----------------
   $ 14,548      $ 23,569    $ 648,511        $ 37,721    $ 31,738         $ 21,387
============== ============= ============ =============== =========== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                      AMERICAN FUNDS GROWTH
                                                                        INVESTMENT DIVISION
                                                     ----------------------------------------------------------
                                                              2009                     2008             2007
                                                     ---------------- ------------------------ ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (160,985)                 $ 8,765        $ (52,702)
  Net realized gains (losses)                           (1,821,468)              11,917,407        8,414,259
  Change in unrealized gains (losses) on investments    31,985,158              (70,192,654)       3,035,574
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  30,002,705              (58,266,482)      11,397,131
                                                     ---------------- ------------------------ ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          18,769,815               22,132,573       21,780,214
  Net transfers (including fixed account)               (2,195,305)               5,909,829        5,478,471
  Policy charges                                        (8,384,980)              (9,064,293)      (8,331,204)
  Transfers for policy benefits and terminations        (5,510,035)              (5,469,352)      (6,086,335)
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          2,679,495               13,508,757       12,841,146
                                                     ---------------- ------------------------ ----------------
     Net increase (decrease) in net assets              32,682,200              (44,757,725)      24,238,277
NET ASSETS:
  Beginning of year                                     76,515,292              121,273,017       97,034,740
                                                     ---------------- ------------------------ ----------------
  End of year                                        $ 109,197,492             $ 76,515,292    $ 121,273,017
                                                     ================ ======================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

              AMERICAN FUNDS GROWTH-INCOME              AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                INVESTMENT DIVISION                                     INVESTMENT DIVISION
------------------------------------------------------- -------------------------------------------------------
        2009                   2008             2007            2009                   2008             2007
--------------- ----------------------    ------------- --------------- ---------------------- ----------------
   $ 446,910              $ 616,716        $ 523,110      $ (246,097)            $ (466,291)      $1,230,864
    (956,152)             4,098,718        3,124,811      (2,366,209)             6,877,405        5,991,855
  15,943,649            (34,739,655)      (1,027,655)     23,159,810            (44,244,505)       1,948,016
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  15,434,407            (30,024,221)       2,620,266      20,547,504            (37,833,391)       9,170,735
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  11,825,982             13,919,840       14,383,389       9,330,898             11,097,448       10,006,735
  (1,377,002)              (337,648)       4,796,374      (1,354,960)                87,246       11,624,893
  (5,387,634)            (5,766,937)      (5,606,686)     (3,968,778)            (4,406,590)      (3,980,217)
  (3,569,007)            (3,550,594)      (4,721,206)     (2,381,130)            (2,679,242)      (2,849,609)
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
   1,492,340              4,264,661        8,851,871       1,626,030              4,098,862       14,801,802
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
  16,926,746            (25,759,560)      11,472,137      22,173,534            (33,734,529)      23,972,537
  49,610,668             75,370,228       63,898,091      33,880,750             67,615,279       43,642,742
--------------- ---------------------- ---------------- --------------- ---------------------- ----------------
$ 66,537,414           $ 49,610,668      $75,370,228    $ 56,054,284           $ 33,880,750      $67,615,279
=============== ====================== ================ =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    AMERICAN FUNDS BOND
                                                                    INVESTMENT DIVISION
                                                     ----------------------------------------------------
                                                            2009                   2008           2007
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 88,860              $ 168,134      $ 170,600
  Net realized gains (losses)                            (91,981)               (78,359)        13,076
  Change in unrealized gains (losses) on investments     381,938               (446,834)      (143,419)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   378,817               (357,059)        40,257
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           777,097                813,635        628,735
  Net transfers (including fixed account)                (59,617)                63,592      2,131,106
  Policy charges                                        (371,335)              (377,262)      (207,007)
  Transfers for policy benefits and terminations        (107,448)              (182,193)       (54,852)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          238,697                317,772      2,497,982
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets               617,514                (39,287)     2,538,239
NET ASSETS:
  Beginning of year                                    3,143,128              3,182,415        644,176
                                                     -------------- ---------------------- --------------
  End of year                                        $ 3,760,642            $ 3,143,128    $ 3,182,415
                                                     ============== ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                      AMERICAN FUNDS
AMERICAN FUNDS INTERNATIONAL    U.S. GOVERNMENT/AAA RATED SECURITIES                      MIST T. ROWE PRICE MID CAP GROWTH
         INVESTMENT DIVISION                     INVESTMENT DIVISION                    INVESTMENT DIVISION
------------------------------- --------------------------------------- ------------------------------------------------------
     2009            2008 (a)       2009                     2008 (a)           2009                   2008            2007
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
    $ 799            $ 1,075     $ 1,740                       $ 709      $ (115,483)            $ (121,466)      $ (87,125)
    1,537                (88)      1,124                           1        (381,122)             1,499,327       1,374,456
   19,842            (13,968)     (1,799)                        862       5,596,487             (8,808,387)        843,627
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
   22,178            (12,981)      1,065                       1,572       5,099,882             (7,430,526)      2,130,958
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
   22,210                 --      43,406                          --       2,540,664              3,106,587       2,924,293
  416,930             57,452      40,706                      33,514         (25,606)               478,281       2,016,463
   (1,457)              (246)     (8,355)                       (181)     (1,208,476)            (1,260,749)     (1,027,788)
  (38,651)               (91)    (21,474)                        (22)       (796,500)            (1,115,075)     (1,061,019)
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
  399,032             57,115      54,283                      33,311         510,083              1,209,044       2,851,949
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
  421,210             44,134      55,348                      34,883       5,609,964             (6,221,482)      4,982,907
   44,134                 --      34,883                          --      11,162,717             17,384,199      12,401,292
------------ ------------------ ----------- --------------------------- --------------- ---------------------- ---------------
$ 465,344           $ 44,134    $ 90,231                    $ 34,883    $ 16,772,681           $ 11,162,717    $ 17,384,199
============ ================== =========== =========================== =============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MIST MFS RESEARCH INTERNATIONAL
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 280,264              $ 153,553         $ 72,282
  Net realized gains (losses)                          (1,024,253)               891,055        2,172,015
  Change in unrealized gains (losses) on investments    3,897,065             (7,755,181)        (879,168)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  3,153,076             (6,710,573)       1,365,129
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,210,375              2,439,035        2,129,890
  Net transfers (including fixed account)                (550,815)             2,279,426        2,358,045
  Policy charges                                         (902,498)              (971,130)        (783,344)
  Transfers for policy benefits and terminations         (545,950)              (852,116)      (1,243,321)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           211,112              2,895,215        2,461,270
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets              3,364,188             (3,815,358)       3,826,399
NET ASSETS:
  Beginning of year                                     9,814,566             13,629,924        9,803,525
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 13,178,754            $ 9,814,566      $13,629,924
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                MIST PIMCO TOTAL RETURN                                    MIST RCM TECHNOLOGY
                    INVESTMENT DIVISION                                    INVESTMENT DIVISION
---------------------------------------------------------- ------------------------------------------------------
        2009                       2008            2007            2009                   2008            2007
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
 $ 2,452,300                $ 1,044,114       $ 788,424       $ (82,504)           $ 1,260,852       $ (78,918)
   1,576,841                    795,767          88,836        (600,648)             2,114,093         618,410
   1,911,046                 (1,944,451)      1,198,111       5,182,655             (9,308,569)      1,944,863
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   5,940,187                   (104,570)      2,075,371       4,499,503             (5,933,624)      2,484,355
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   5,672,803                  6,020,557       6,177,463       1,674,647              1,927,758       1,463,874
   2,447,477                    960,679         (29,170)      1,430,181               (675,929)      2,934,006
  (3,246,181)                (2,840,352)     (2,306,501)       (886,510)              (820,489)       (611,502)
  (3,035,028)                (2,205,736)     (1,722,935)       (618,269)              (607,497)       (563,025)
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   1,839,070                  1,935,148       2,118,857       1,600,049               (176,157)      3,223,353
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
   7,779,258                  1,830,578       4,194,228       6,099,552             (6,109,781)      5,707,708
  34,041,059                 32,210,481      28,016,253       7,121,496             13,231,277       7,523,569
--------------- -------------------------- --------------- --------------- ---------------------- ---------------
$ 41,820,317               $ 34,041,059    $ 32,210,481    $ 13,221,048            $ 7,121,496    $ 13,231,277
=============== ========================== =============== =============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MIST LORD ABBETT BOND DEBENTURE
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,391,406              $ 741,410        $ 950,684
  Net realized gains (losses)                            (126,749)               159,621          205,286
  Change in unrealized gains (losses) on investments    5,411,601             (5,045,528)          39,883
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  6,676,258             (4,144,497)       1,195,853
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,703,439              3,044,630        3,554,382
  Net transfers (including fixed account)               2,036,045               (840,812)         500,659
  Policy charges                                       (1,703,902)            (1,532,129)      (1,363,634)
  Transfers for policy benefits and terminations       (1,226,776)            (1,240,893)        (993,295)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         1,808,806               (569,204)       1,698,112
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets              8,485,064             (4,713,701)       2,893,965
NET ASSETS:
  Beginning of year                                    17,548,678             22,262,379       19,368,414
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 26,033,742           $ 17,548,678      $22,262,379
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                               MIST MET/AIM SMALL CAP GROWTH
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008           2007           2009                   2008            2007
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
   $ 19,267               $ 16,248      $ (12,219)     $ (22,254)             $ (24,205)      $ (24,194)
   (283,748)                35,602        482,777        (84,509)               197,782         118,154
  1,519,608             (2,239,073)      (720,263)       919,328             (1,510,157)        135,230
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,255,127             (2,187,223)      (249,705)       812,565             (1,336,580)        229,190
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
    796,272                992,305      1,149,737        525,764                623,838         601,183
   (267,754)               293,008        838,156        214,625                 84,613         354,513
   (346,321)              (394,747)      (393,479)      (223,502)              (237,487)       (197,171)
   (290,206)              (365,399)      (280,900)      (124,073)              (180,449)       (131,197)
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
   (108,009)               525,167      1,313,514        392,814                290,515         627,328
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,147,118             (1,662,056)     1,063,809      1,205,379             (1,046,065)        856,518
  3,422,640              5,084,696      4,020,887      2,187,257              3,233,322       2,376,804
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
$ 4,569,758            $ 3,422,640    $ 5,084,696    $ 3,392,636            $ 2,187,257      $3,233,322
============== ====================== ============== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                              MIST HARRIS OAKMARK INTERNATIONAL
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,418,689              $ 242,385          $ 5,167
  Net realized gains (losses)                          (1,294,657)             2,675,287        2,725,469
  Change in unrealized gains (losses) on investments    8,897,628            (13,913,907)      (3,512,929)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  9,021,660            (10,996,235)        (782,293)
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          4,204,850              5,154,234        5,746,134
  Net transfers (including fixed account)                 154,538             (2,283,317)       3,549,633
  Policy charges                                       (1,715,379)            (1,786,246)      (1,935,617)
  Transfers for policy benefits and terminations       (1,050,988)              (944,552)      (1,288,608)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         1,593,020                140,119        6,071,542
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets             10,614,681            (10,856,116)       5,289,249
NET ASSETS:
  Beginning of year                                    15,844,670             26,700,786       21,411,537
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 26,459,351           $ 15,844,670      $26,700,786
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

       MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH           MIST LORD ABBETT GROWTH AND INCOME
               INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- -----------------------------------------------------
       2009                   2008           2007           2009                   2008            2007
-------------- ---------------------- -------------- -------------- ----------------------    ------------
  $ (40,420)             $ (56,576)     $ (50,642)      $ 86,241               $ 70,536        $ 31,039
   (166,346)               (18,149)       926,513       (261,167)               472,182         296,381
  1,815,976             (3,076,964)      (747,047)       894,542             (2,888,440)       (147,617)
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,609,210             (3,151,689)       128,824        719,616             (2,345,722)        179,803
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,020,767              1,253,068      1,456,917        455,197                479,313         510,985
   (178,569)               (80,248)      (281,052)       (56,090)               (17,411)       (145,041)
   (500,322)              (526,115)      (539,471)      (175,840)              (146,058)       (120,041)
   (374,454)              (342,790)      (705,050)       (15,683)               (23,697)          2,312
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
    (32,578)               303,915        (68,656)       207,584                292,147         248,215
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
  1,576,632             (2,847,774)        60,168        927,200             (2,053,575)        428,018
  4,956,827              7,804,601      7,744,433      4,235,811              6,289,386       5,861,368
-------------- ---------------------- -------------- -------------- ---------------------- ---------------
$ 6,533,459            $ 4,956,827    $ 7,804,601    $ 5,163,011            $ 4,235,811      $6,289,386
============== ====================== ============== ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                MIST CLARION GLOBAL REAL ESTATE
                                                                     INVESTMENT DIVISION
                                                     -------------------------------------------------------
                                                             2009                   2008             2007
                                                     --------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 376,681              $ 192,412         $ 44,687
  Net realized gains (losses)                          (1,092,248)               947,022        2,530,886
  Change in unrealized gains (losses) on investments    5,493,585             (9,433,208)      (6,132,457)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  4,778,018             (8,293,774)      (3,556,884)
                                                     --------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,655,037              4,540,759        5,237,292
  Net transfers (including fixed account)                (802,883)               360,392          710,529
  Policy charges                                       (1,374,865)            (1,606,318)      (1,829,684)
  Transfers for policy benefits and terminations         (714,297)              (908,507)      (1,115,544)
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           762,992              2,386,326        3,002,593
                                                     --------------- ---------------------- ----------------
     Net increase (decrease) in net assets              5,541,010             (5,907,448)        (554,291)
NET ASSETS:
  Beginning of year                                    12,525,455             18,432,903       18,987,194
                                                     --------------- ---------------------- ----------------
  End of year                                        $ 18,066,465           $ 12,525,455      $18,432,903
                                                     =============== ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

         MIST VAN KAMPEN MID CAP GROWTH                       MIST LORD ABBETT MID CAP VALUE
             INVESTMENT DIVISION                                  INVESTMENT DIVISION
---------------------------------------------------- -------------------------------------------------
     2009                   2008       2007               2009                   2008          2007
------------ ---------------------- ---------------- ------------ ---------------------- -------------
   $ (870)                 $ 267            $ (24)     $ 1,558                 $ (115)        $ 312
    1,780                  2,309               --      (38,897)                (9,425)       10,041
   75,648                (17,251)            (570)      57,059                (38,556)      (10,458)
------------ ---------------------- ---------------- ------------ ---------------------- -------------
   76,558                (14,675)            (594)      19,720                (48,096)         (105)
------------ ---------------------- ---------------- ------------ ---------------------- -------------
   13,014                     31               --       75,266                  6,403        13,650
  208,259                     36           32,025      (77,923)                79,533        12,564
   (2,906)                  (162)             (33)      (4,803)                (4,269)       (2,281)
   (5,098)                    (1)             (27)        (590)                (8,220)           92
------------ ---------------------- ---------------- ------------ ---------------------- -------------
  213,269                    (96)          31,965       (8,050)                73,447        24,025
------------ ---------------------- ---------------- ------------ ---------------------- -------------
  289,827                (14,771)          31,371       11,670                 25,351        23,920
   16,600                 31,371               --       91,851                 66,500        42,580
------------ ---------------------- ---------------- ------------ ---------------------- -------------
$ 306,427               $ 16,600          $31,371    $ 103,521               $ 91,851       $66,500
============ ====================== ================ ============ ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                             MIST THIRD AVENUE SMALL CAP VALUE
                                                                    INVESTMENT DIVISION
                                                     ---------------------------------------------------
                                                     2009                          2008          2007
                                                     -------------- ---------------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                             $ 839                  $ 888       $ 1,338
  Net realized gains (losses)                            (14,175)                   153        22,579
  Change in unrealized gains (losses) on investments     152,916               (119,764)      (41,016)
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                   139,580               (118,723)      (17,099)
                                                     -------------- ---------------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners            57,631                 48,914       129,727
  Net transfers (including fixed account)                486,247                 30,930        12,080
  Policy charges                                         (12,877)               (11,149)       (9,900)
  Transfers for policy benefits and terminations         (13,418)               (87,205)       (9,328)
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          517,583                (18,510)      122,579
                                                     -------------- ---------------------- -------------
     Net increase (decrease) in net assets               657,163               (137,233)      105,480
NET ASSETS:
  Beginning of year                                      243,831                381,064       275,584
                                                     -------------- ---------------------- -------------
  End of year                                          $ 900,994              $ 243,831      $381,064
                                                     ============== ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

    MIST OPPENHEIMER CAPITAL APPRECIATION                        MIST LEGG MASON VALUE EQUITY
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------- -----------------------------------------------------
       2009                   2008          2007           2009                   2008            2007
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
  $ (10,277)              $ 30,626       $(4,302)      $ 32,368              $ (20,992)      $ (54,295)
   (109,001)               189,066        36,790       (273,743)                40,963          37,741
    558,202               (860,586)       18,908      1,354,429             (3,108,496)       (371,535)
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    438,924               (640,894)       51,396      1,113,054             (3,088,525)       (388,089)
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    338,372                373,345       205,021        817,337                938,630       1,048,842
    205,296                325,069       461,399        (92,993)               186,585         (45,958)
   (126,102)              (131,344)      (68,093)      (317,442)              (346,212)       (411,469)
    (66,149)               (40,306)      (23,596)      (208,119)              (338,027)       (305,084)
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    351,417                526,764       574,731        198,783                440,976         286,331
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
    790,341               (114,130)      626,127      1,311,837             (2,647,549)       (101,758)
    841,297                955,427       329,300      2,788,353              5,435,902       5,537,660
-------------- ---------------------- ------------- -------------- ---------------------- ---------------
$ 1,631,638              $ 841,297      $955,427    $ 4,100,190            $ 2,788,353      $5,435,902
============== ====================== ============= ============== ====================== ===============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MIST SSGA GROWTH ETF
                                                                     INVESTMENT DIVISION
                                                     ---------------------------------------------------
                                                            2009                    2008         2007
                                                     -------------- ----------------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 7,006                 $ 4,529     $ (3,337)
  Net realized gains (losses)                            (20,730)                (21,051)      10,329
  Change in unrealized gains (losses) on investments     309,775                (210,490)      (2,639)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                   296,051                (227,012)       4,353
                                                     -------------- ----------------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           229,022                 168,313       89,074
  Net transfers (including fixed account)                921,197                 (72,658)     415,367
  Policy charges                                         (75,749)                (43,964)     (30,535)
  Transfers for policy benefits and terminations         (38,845)                 (6,807)     (15,115)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        1,035,626                  44,884      458,791
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets             1,331,676                (182,128)     463,144
NET ASSETS:
  Beginning of year                                      457,331                 639,459      176,315
                                                     -------------- ----------------------- ------------
  End of year                                        $ 1,789,007               $ 457,331    $ 639,459
                                                     ============== ======================= ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

          MIST SSGA GROWTH AND INCOME ETF                 MIST PIMCO INFLATION PROTECTED BOND
               INVESTMENT DIVISION                                 INVESTMENT DIVISION
--------------------------------------------------- ---------------------------------------------------
       2009                   2008          2007           2009                   2008          2007
-------------- ---------------------- ------------- -------------- ---------------------- -------------
    $ 6,273                $ 4,258       $(2,340)     $ 194,864               $ 95,597       $ 1,791
      3,801                (36,815)        9,163        (46,474)               (94,032)        4,018
    204,020                (94,558)       (2,024)       877,182               (678,454)       50,303
-------------- ---------------------- ------------- -------------- ---------------------- -------------
    214,094               (127,115)        4,799      1,025,572               (676,889)       56,112
-------------- ---------------------- ------------- -------------- ---------------------- -------------
    200,034                163,517       139,370      1,284,337                878,509       100,106
    921,708                 17,087       115,257        842,827              4,986,265       716,990
    (67,668)               (43,029)      (28,375)      (561,645)              (339,089)      (37,516)
    (23,508)               (19,484)       (2,126)      (379,814)              (237,169)      (53,881)
-------------- ---------------------- ------------- -------------- ---------------------- -------------
  1,030,566                118,091       224,126      1,185,706              5,288,516       725,699
-------------- ---------------------- ------------- -------------- ---------------------- -------------
  1,244,660                 (9,024)      228,925      2,211,278              4,611,627       781,811
    336,449                345,473       116,548      5,523,166                911,539       129,728
-------------- ---------------------- ------------- -------------- ---------------------- -------------
$ 1,581,109              $ 336,449      $345,473    $ 7,734,444            $ 5,523,166      $911,539
============== ====================== ============= ============== ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                             MIST BLACKROCK LARGE CAP CORE
                                                                                       INVESTMENT DIVISION
                                                     --------------------------------------------------------
                                                              2009                   2008          2007 (d)
                                                     ---------------- ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 2,132,876             $ (317,267)    $ (2,431,291)
  Net realized gains (losses)                          (10,716,690)             9,729,334          181,462
  Change in unrealized gains (losses) on investments    54,384,062           (169,653,539)       4,642,363
                                                     ---------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  45,800,248           (160,241,472)       2,392,534
                                                     ---------------- ---------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          38,206,877             42,625,658       31,838,356
  Net transfers (including fixed account)               (5,847,879)            (7,982,176)     442,192,771
  Policy charges                                       (26,968,042)           (28,104,995)     (19,369,800)
  Transfers for policy benefits and terminations       (18,412,707)           (24,473,418)     (20,078,179)
                                                     ---------------- ---------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (13,021,751)           (17,934,931)     434,583,148
                                                     ---------------- ---------------------- ----------------
     Net increase (decrease) in net assets              32,778,497           (178,176,403)     436,975,682
NET ASSETS:
  Beginning of year                                    258,799,279            436,975,682               --
                                                     ---------------- ---------------------- ----------------
  End of year                                        $ 291,577,776          $ 258,799,279    $ 436,975,682
                                                     ================ ====================== ================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                                       MIST AMERICAN FUNDS
                   MIST JANUS FORTY                   MIST DREMAN SMALL CAP VALUE      BALANCED ALLOCATION
                INVESTMENT DIVISION                           INVESTMENT DIVISION      INVESTMENT DIVISION
----------------------------------------------------- ------------------------------ ------------------------
        2009                   2008        2007 (d)       2009            2008 (a)        2009     2008 (a)
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   $ (75,162)             $ 249,198       $ (4,282)     $ (427)              $ --         $ --       $ 368
    (540,105)               (35,061)        23,570      58,177                (10)         (28)        (90)
   3,887,171             (4,523,728)       188,079       2,844                  6       14,667      (1,781)
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   3,271,904             (4,309,591)       207,367      60,594                 (4)      14,639      (1,503)
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   2,031,808              1,649,448        150,350         412                 --       30,361         302
   1,027,089              7,003,261      3,200,586     240,274                114      167,911      12,281
    (846,828)              (590,128)       (32,750)     (5,500)                --       (9,727)       (973)
    (298,955)              (325,545)       (37,605)   (278,764)                10         (563)         --
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   1,913,115              7,737,036      3,280,581     (43,578)               124      187,982      11,610
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
   5,185,018              3,427,445      3,487,948      17,016                120      202,621      10,107
   6,915,393              3,487,948             --         120                 --       10,107          --
--------------- ---------------------- -------------- ----------- ------------------ ------------ -----------
$ 12,100,411            $ 6,915,393    $ 3,487,948    $ 17,136              $ 120    $ 212,728    $ 10,107
=============== ====================== ============== =========== ================== ============ ===========

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                       MIST AMERICAN FUNDS    MIST AMERICAN FUNDS
                                                         GROWTH ALLOCATION    MODERATE ALLOCATION
                                                       INVESTMENT DIVISION    INVESTMENT DIVISION
                                                     ------------------------ ----------------------
                                                          2009     2008 (a)       2009    2008 (a)
                                                     ------------ ----------- ----------- ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                            $ --       $ 644        $ --      $ 165
  Net realized gains (losses)                            1,298          12         370        (29)
  Change in unrealized gains (losses) on investments    20,909         (48)     11,101       (130)
                                                     ------------ ----------- ----------- ----------
     Net increase (decrease) in net assets resulting
       from operations                                  22,207         608      11,471          6
                                                     ------------ ----------- ----------- ----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          87,422       2,162      36,169      3,061
  Net transfers (including fixed account)               36,431      14,336      57,483      2,966
  Policy charges                                       (24,118)     (1,358)    (13,816)    (1,421)
  Transfers for policy benefits and terminations        (2,703)         (1)        (21)        (5)
                                                     ------------ ----------- ----------- ----------
     Net increase (decrease) in net assets resulting
       from policy transactions                         97,032      15,139      79,815      4,601
                                                     ------------ ----------- ----------- ----------
     Net increase (decrease) in net assets             119,239      15,747      91,286      4,607
NET ASSETS:
  Beginning of year                                     15,747          --       4,607         --
                                                     ------------ ----------- ----------- ----------
  End of year                                        $ 134,986    $ 15,747    $ 95,893    $ 4,607
                                                     ============ =========== =========== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                                                                         MIST MET/FRANKLIN
MIST MET/FRANKLIN INCOME    MIST MET/FRANKLIN MUTUAL SHARES    TEMPLETON FOUNDING STRATEGY
     INVESTMENT DIVISION                INVESTMENT DIVISION            INVESTMENT DIVISION
--------------------------- ---------------------------------- ------------------------------
    2009         2008 (a)       2009                2008 (a)        2009           2008 (a)
----------- --------------- ----------- ---------------------- ------------ -----------------
    $ --           $ 469        $ --                  $ 234         $ --             $ 207
      54             (63)        (91)                   (83)         565               (21)
   9,507          (2,459)      4,710                 (2,584)      14,572              (146)
----------- --------------- ----------- ---------------------- ------------ -----------------
   9,561          (2,053)      4,619                 (2,433)      15,137                40
----------- --------------- ----------- ---------------------- ------------ -----------------
  13,515           2,138       8,704                  4,224       18,400               940
  19,688          20,690       6,499                  7,195      159,413            10,164
  (6,238)         (1,315)     (3,313)                  (946)      (7,871)             (459)
    (482)              1        (293)                    24         (705)               (4)
----------- --------------- ----------- ---------------------- ------------ -----------------
  26,483          21,514      11,597                 10,497      169,237            10,641
----------- --------------- ----------- ---------------------- ------------ -----------------
  36,044          19,461      16,216                  8,064      184,374            10,681
  19,461              --       8,064                     --       10,681                --
----------- --------------- ----------- ---------------------- ------------ -----------------
$ 55,505        $ 19,461    $ 24,280                $ 8,064    $ 195,055          $ 10,681
=========== =============== =========== ====================== ============ =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                     MIST MET/TEMPLETON GROWTH              MIST PIONEER FUND
                                                           INVESTMENT DIVISION            INVESTMENT DIVISION
                                                     ----------------------------------- ----------------------
                                                           2009             2008 (a)                 2009 (c)
                                                     ------------- --------------------- ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                              $ 2                  $ 18                 $ (580)
  Net realized gains (losses)                               (60)                  (39)                 1,986
  Change in unrealized gains (losses) on investments      3,117                  (322)                48,304
                                                     ------------- --------------------- ----------------------
     Net increase (decrease) in net assets resulting
       from operations                                    3,059                  (343)                49,710
                                                     ------------- --------------------- ----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           14,327                 1,057                  9,778
  Net transfers (including fixed account)                 2,568                 2,915                197,145
  Policy charges                                         (3,419)                 (442)                (2,535)
  Transfers for policy benefits and terminations           (526)                    1                (14,962)
                                                     ------------- --------------------- ----------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          12,949                 3,531                189,426
                                                     ------------- --------------------- ----------------------
     Net increase (decrease) in net assets               16,009                 3,188                239,136
NET ASSETS:
  Beginning of year                                       3,188                    --                     --
                                                     ------------- --------------------- ----------------------
  End of year                                           $19,197                $3,188              $ 239,136
                                                     ============= ===================== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             AMERICAN CENTURY VP VISTA                           DELAWARE VIP SMALL CAP VALUE
                   INVESTMENT DIVISION                             INVESTMENT DIVISION
----------------------------------------------------- --------------------------------------------------
     2009                         2008        2007         2009                   2008           2007
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   $ (472)                      $ (285)      $ (93)     $ 2,698                  $ 195       $ (2,015)
  (47,927)                         204       1,950     (324,068)               (88,810)        54,658
   67,433                      (65,328)      4,790      372,833               (269,207)      (146,882)
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   19,034                      (65,409)      6,647       51,463               (357,822)       (94,239)
------------ ---------------------------- ----------- ------------ ---------------------- --------------
  110,074                    13,124.00    7,595.00       60,157                119,309        340,918
  (53,969)                     106,780         953     (501,693)                78,642        290,002
   (4,572)                      (3,919)     (1,106)     (11,186)               (21,619)       (15,765)
   (3,305)                        (516)     (9,883)      (5,015)              (210,049)       (19,176)
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   48,228                      115,469      (2,441)    (457,737)               (33,717)       595,979
------------ ---------------------------- ----------- ------------ ---------------------- --------------
   67,262                       50,060       4,206     (406,274)              (391,539)       501,740
   79,193                       29,133      24,927      634,305              1,025,844        524,104
------------ ---------------------------- ----------- ------------ ---------------------- --------------
$ 146,455                     $ 79,193    $ 29,133    $ 228,031              $ 634,305     $1,025,844
============ ============================ =========== ============ ====================== ==============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                             DREYFUS VIF INTERNATIONAL VALUE
                                                                  INVESTMENT DIVISION
                                                     ------------ ---------------------- --------------
                                                          2009                   2008           2007
                                                     ------------ ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 9,269                $ 8,347        $ 7,908
  Net realized gains (losses)                         (185,176)                25,343        123,168
  Change in unrealized gains (losses) on investments   238,024               (268,322)      (101,858)
                                                     ------------ ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                  62,117               (234,632)        29,218
                                                     ------------ ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          28,115                  2,055        185,615
  Net transfers (including fixed account)              (85,562)                 3,974       (194,916)
  Policy charges                                        (8,707)               (12,689)       (14,159)
  Transfers for policy benefits and terminations       (45,781)              (118,241)       (21,097)
                                                     ------------ ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                       (111,935)              (124,901)       (44,557)
                                                     ------------ ---------------------- --------------
     Net increase (decrease) in net assets             (49,818)              (359,533)       (15,339)
NET ASSETS:
  Beginning of year                                    341,560                701,093        716,432
                                                     ------------ ---------------------- --------------
  End of year                                        $ 291,742              $ 341,560       $701,093
                                                     ============ ====================== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

            GOLDMAN SACHS MID CAP VALUE             GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY
                   INVESTMENT DIVISION                                    INVESTMENT DIVISION
--------------------------------------------------- ---------------------------------------------------
     2009                   2008            2007        2009                   2008             2007
------------ ---------------------- --------------- ----------- ---------------------- ----------------
  $ 2,747                $ 7,940         $ 6,291       $ 551                  $ 192             $ 69
 (540,331)              (112,182)        203,381     (17,708)               (34,983)          14,561
  633,578               (486,662)       (272,066)     28,044                   (655)         (37,975)
------------ ---------------------- --------------- ----------- ---------------------- ----------------
   95,994               (590,904)        (62,394)     10,887                (35,446)         (23,345)
------------ ---------------------- --------------- ----------- ---------------------- ----------------
       --                205,990         105,410      12,573                  1,613           26,101
 (667,539)               102,395         978,190       4,125                 25,177           47,326
  (13,708)               (27,133)        (16,541)     (1,545)                (2,152)          (2,711)
     (214)                12,539         (57,710)     (4,928)               (74,323)          (2,434)
------------ ---------------------- --------------- ----------- ---------------------- ----------------
 (681,461)               293,791       1,009,349      10,225                (49,685)          68,282
------------ ---------------------- --------------- ----------- ---------------------- ----------------
 (585,467)              (297,113)        946,955      21,112                (85,131)          44,937
  913,808              1,210,921         263,966      49,396                134,527           89,590
------------ ---------------------- --------------- ----------- ---------------------- ----------------
$ 328,341              $ 913,808      $1,210,921    $ 70,508               $ 49,396         $134,527
============ ====================== =============== =========== ====================== ================

The accompanying notes are an integral part of these financial statements.

 METROPOLITAN LIFE SEPARATE ACCOUNT UL OF METROPOLITAN LIFE INSURANCE COMPANY STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                    MFS VIT HIGH INCOME
                                                                    INVESTMENT DIVISION
                                                     -------------------------------------------------
                                                            2009                   2008        2007
                                                     -------------- ---------------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                             $ 660                $ 1,594     $ 3,863
  Net realized gains (losses)                                326                 (3,105)      1,517
  Change in unrealized gains (losses) on investments      21,466                 (1,097)     (3,019)
                                                     -------------- ---------------------- -----------
     Net increase (decrease) in net assets resulting
       from operations                                    22,452                 (2,608)      2,361
                                                     -------------- ---------------------- -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners             3,777                    696       5,591
  Net transfers (including fixed account)                 90,405                 (8,416)    (64,551)
  Policy charges                                            (684)                  (180)       (846)
  Transfers for policy benefits and terminations          (1,164)                (8,325)     (2,622)
                                                     -------------- ---------------------- -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                           92,334                (16,225)    (62,428)
                                                     -------------- ---------------------- -----------
     Net increase (decrease) in net assets               114,786                (18,833)    (60,067)
NET ASSETS:
  Beginning of year                                        3,111                 21,944      82,011
                                                     -------------- ---------------------- -----------
  End of year                                          $ 117,897                $ 3,111    $ 21,944
                                                     ============== ====================== ===========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

               MFS VIT GLOBAL EQUITY                                  MFS VIT NEW DISCOVERY
                 INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------ -----------------------------------------------------
       2009                     2008           2007           2009                     2008          2007
-------------- ------------------------ -------------- -------------- ------------------------ -------------
    $ 1,004                    $ 225          $ 612          $ (27)                   $ (11)        $ (13)
    (11,994)                   4,298          5,513          1,560                      539           239
     27,307                  (30,617)        (2,915)         3,314                   (1,817)         (349)
-------------- ------------------------ -------------- -------------- ------------------------ -------------
     16,317                  (26,094)         3,210          4,847                   (1,289)         (123)
-------------- ------------------------ -------------- -------------- ------------------------ -------------
     20,456                   16,644         24,545            564                       --            --
     (9,035)                   8,770         12,209            (83)                      --         3,357
     (1,544)                  (2,425)        (2,386)          (178)                     (37)          (78)
     (5,469)                  (3,305)           135         (2,063)                      (1)          113
-------------- ------------------------ -------------- -------------- ------------------------ -------------
      4,408                   19,684         34,503         (1,760)                     (38)        3,392
-------------- ------------------------ -------------- -------------- ------------------------ -------------
     20,725                   (6,410)        37,713          3,087                   (1,327)        3,269
     58,159                   64,569         26,856          1,942                    3,269            --
-------------- ------------------------ -------------- -------------- ------------------------ -------------
   $ 78,884                 $ 58,159       $ 64,569        $ 5,029                  $ 1,942       $ 3,269
============== ======================== ============== ============== ======================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                         MFS VIT VALUE
                                                                   INVESTMENT DIVISION
                                                     --------------------------------------------------
                                                           2009                   2008          2007
                                                     ------------- ---------------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                            $ 546               $ 10,029         $ (78)
  Net realized gains (losses)                            (1,224)                18,395         2,376
  Change in unrealized gains (losses) on investments     14,082                (26,364)       (1,846)
                                                     ------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                   13,404                  2,060           452
                                                     ------------- ---------------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners               --                 (5,064)        5,064
  Net transfers (including fixed account)                    --                 55,984        42,062
  Policy charges                                         (2,736)                (3,817)       (1,514)
  Transfers for policy benefits and terminations             (1)               (31,762)         (131)
                                                     ------------- ---------------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (2,737)                15,341        45,481
                                                     ------------- ---------------------- -------------
     Net increase (decrease) in net assets               10,667                 17,401        45,933
NET ASSETS:
  Beginning of year                                      63,334                 45,933            --
                                                     ------------- ---------------------- -------------
  End of year                                           $74,001               $ 63,334       $45,933
                                                     ============= ====================== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

                VAN KAMPEN LIT GOVERNMENT                       WELLS FARGO VT TOTAL RETURN BOND
               INVESTMENT DIVISION                                    INVESTMENT DIVISION
------------------------------------------------------- --------------------------------------------------
       2009                   2008               2007         2009                   2008          2007
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
    $ 3,609                $ 1,876              $ 795     $ 16,897                $ 6,923       $ 4,036
       (289)                (1,270)                38        5,219                   (532)          482
     (2,868)                  (983)                35       23,526                 (2,943)          726
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
        452                   (377)               868       45,642                  3,448         5,244
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
     51,159                 30,742              9,025      124,039                 41,989        21,305
     10,279                    444                 --      234,843                 50,132        30,954
     (7,970)                (6,986)              (171)     (14,024)                (4,589)       (2,836)
       (411)               (15,013)            (1,839)     (39,437)               (20,785)       (2,379)
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
     53,057                  9,187              7,015      305,421                 66,747        47,044
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
     53,509                  8,810              7,883      351,063                 70,195        52,288
     31,526                 22,716             14,833      183,674                113,479        61,191
-------------- ---------------------- ------------------ ------------ ---------------------- -------------
   $ 85,035               $ 31,526           $ 22,716    $ 534,737              $ 183,674     $ 113,479
============== ====================== ================== ============ ====================== =============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

                                                                   WELLS FARGO VT MONEY MARKET
                                                                    INVESTMENT DIVISION
                                                     -----------------------------------------------------
                                                            2009                   2008            2007
                                                     -------------- ---------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (3,264)              $ 37,763        $ 51,705
  Net realized gains (losses)                                 --                     --              --
  Change in unrealized gains (losses) on investments          --                     --              --
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                    (3,264)                37,763          51,705
                                                     -------------- ---------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           451,194                 90,094         764,383
  Net transfers (including fixed account)               (984,218)               310,047         319,843
  Policy charges                                         (47,826)               (91,356)        (68,591)
  Transfers for policy benefits and terminations        (299,636)              (308,880)          2,280
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (880,486)                   (95)      1,017,915
                                                     -------------- ---------------------- ---------------
     Net increase (decrease) in net assets              (883,750)                37,668       1,069,620
NET ASSETS:
  Beginning of year                                    2,089,402              2,051,734         982,114
                                                     -------------- ---------------------- ---------------
  End of year                                        $ 1,205,652            $ 2,089,402      $2,051,734
                                                     ============== ====================== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.


The accompanying notes are an integral part of these financial statements.

             PIONEER VCT          PIONEER VCT                ROYCE         UIF EMERGING         UIF EMERGING            PIMCO VIT
        EMERGING MARKETS        MID CAP VALUE            SMALL-CAP         MARKETS DEBT       MARKETS EQUITY         LOW DURATION
     INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
------------------------ -------------------- -------------------- -------------------- -------------------- --------------------
     2009       2008 (a)             2009 (b)             2009 (b)             2009 (b)             2009 (b)             2009 (c)
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  $ 3,201        $ (141)               $ (34)               $ (57)                $ 68                $ (17)             $ 9,485
    8,989          (554)                  32                   16                   32                  480               33,086
  311,181       (40,541)               2,439                2,984                   95                1,146                1,601
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  323,371       (41,236)               2,437                2,943                  195                1,609               44,172
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
   70,484            25                   --               13,726                  803                  803                  --
  258,993       213,338               19,671               42,530                6,688                6,231              696,037
  (19,519)       (1,388)                (582)                (728)                (131)              (1,164)             (3,966)
  (15,065)      (16,880)                (123)                  --               (1,808)              (1,836)             (1,497)
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  294,893       195,095               18,966               55,528                5,552                4,034              690,574
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
  618,264       153,859               21,403               58,471                5,747                5,643              734,746
  153,859            --                   --                   --                   --                   --                  --
------------ ----------- -------------------- -------------------- -------------------- -------------------- --------------------
$ 772,123     $ 153,859             $ 21,403             $ 58,471              $ 5,747              $ 5,643            $ 734,746
============ =========== ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on December 13, 1988 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
Janus Aspen Series ("Janus Aspen")
AIM Variable Insurance Funds ("AIM V.I.")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")
AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein") Fidelity Variable Insurance Products ("Fidelity VIP")
American Funds Insurance Series ("American Funds")
Met Investors Series Trust ("MIST")*
American Century Variable Portfolios, Inc. ("American Century VP")
Delaware VIP Trust ("Delaware VIP")
Dreyfus Variable Investment Fund ("Dreyfus VIF")
Goldman Sachs Variable Insurance Trust ("Goldman Sachs")
MFS Variable Insurance Trust ("MFS VIT")
Van Kampen Life Investment Trust ("Van Kampen LIT")
Wells Fargo Variable Trust ("Wells Fargo VT")
Oppenheimer Variable Account Funds ("Oppenheimer VA")
Pioneer Variable Contracts Trust ("Pioneer VCT")
Putnam Variable Trust ("Putnam VT")
Royce Capital Fund ("Royce")
The Universal Institutional Funds, Inc. ("UIF")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Legg Mason Partners Variable Equity Trust ("LMPVET")

*See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS

A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2009:

MSF BlackRock Diversified Investment Division
MSF BlackRock Aggressive Growth Investment Division
MSF MetLife Stock Index Investment Division
MSF Artio International Stock Investment Division
MSF FI Mid Cap Opportunities Investment Division
MSF T. Rowe Price Small Cap Growth Investment Division*
MSF Oppenheimer Global Equity Investment Division
MSF MFS Value Investment Division
MSF Neuberger Berman Mid Cap Value Investment Division
MSF T. Rowe Price Large Cap Growth Investment Division
MSF Barclays Capital Aggregate Bond Index Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Russell 2000 Index Investment Division
MSF Jennison Growth Investment Division
MSF BlackRock Strategic Value Investment Division
MSF MetLife Mid Cap Stock Index Investment Division
MSF Loomis Sayles Small Cap Growth Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF Davis Venture Value Investment Division
MSF Loomis Sayles Small Cap Core Investment Division
MSF BlackRock Legacy Large Cap Growth Investment Division
MSF BlackRock Bond Income Investment Division
MSF FI Value Leaders Investment Division
MSF Met/Artisan Mid Cap Value Investment Division
MSF Western Asset Management Strategic Bond
Opportunities Investment Division
MSF Western Asset Management U.S. Government Investment Division MSF BlackRock Money Market Investment Division
MSF MFS Total Return Investment Division*
MSF MetLife Conservative Allocation Investment Division
MSF MetLife Conservative to Moderate Allocation Investment Division MSF MetLife Moderate Allocation Investment Division
MSF MetLife Moderate to Aggressive Allocation Investment Division MSF MetLife Aggressive Allocation Investment Division
Janus Aspen Janus Investment Division
Janus Aspen Balanced Investment Division
Janus Aspen Forty Investment Division
Janus Aspen Overseas Investment Division
Janus Aspen Perkins Mid Cap Value Investment Division
AIM V.I. Global Real Estate Investment Division
AIM V.I. International Growth Investment Division
FTVIPT Templeton Foreign Securities Investment Division
FTVIPT Mutual Global Discovery Securities Investment Division FTVIPT Templeton Global Bond Securities Investment Division** AllianceBernstein Global Thematic Growth Investment Division AllianceBernstein Intermediate Bond Investment Division
Fidelity VIP Contrafund Investment Division
Fidelity VIP Asset Manager: Growth Investment Division
Fidelity VIP Investment Grade Bond Investment Division
Fidelity VIP Equity-Income Investment Division
Fidelity VIP High Income Investment Division
Fidelity VIP Mid Cap Investment Division
Fidelity VIP Freedom 2010 Investment Division
Fidelity VIP Freedom 2020 Investment Division
Fidelity VIP Freedom 2030 Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization Investment Division American Funds Bond Investment Division
American Funds International Investment Division
American Funds U.S. Government/AAA Rated
Securities Investment Division
MIST T. Rowe Price Mid Cap Growth Investment Division*
MIST MFS Research International Investment Division

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)

MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST Lord Abbett Bond Debenture Investment Division
MIST Lazard Mid Cap Investment Division*
MIST Met/AIM Small Cap Growth Investment Division
MIST Harris Oakmark International Investment Division
MIST Legg Mason Partners Aggressive Growth Investment Division* MIST Lord Abbett Growth and Income Investment Division
MIST Clarion Global Real Estate Investment Division*
MIST Van Kampen Mid Cap Growth Investment Division
MIST Lord Abbett Mid Cap Value Investment Division
MIST Third Avenue Small Cap Value Investment Division
MIST Oppenheimer Capital Appreciation Investment Division
MIST Legg Mason Value Equity Investment Division
MIST SSgA Growth ETF Investment Division
MIST SSgA Growth and Income ETF Investment Division
MIST PIMCO Inflation Protected Bond Investment Division
MIST BlackRock Large Cap Core Investment Division
MIST Janus Forty Investment Division
MIST Dreman Small Cap Value Investment Division
MIST American Funds Balanced Allocation Investment Division
MIST American Funds Growth Allocation Investment Division
MIST American Funds Moderate Allocation Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment Division
MIST Met/Franklin Templeton Founding Strategy Investment Division MIST Met/Templeton Growth Investment Division
MIST Pioneer Fund Investment Division**
American Century VP Vista Investment Division
Delaware VIP Small Cap Value Investment Division
Dreyfus VIF International Value Investment Division
Goldman Sachs Mid Cap Value Investment Division
Goldman Sachs Structured Small Cap Equity Investment Division
MFS VIT High Income Investment Division
MFS VIT Global Equity Investment Division
MFS VIT New Discovery Investment Division
MFS VIT Value Investment Division
Van Kampen LIT Government Investment Division
Wells Fargo VT Total Return Bond Investment Division
Wells Fargo VT Money Market Investment Division
Pioneer VCT Emerging Markets Investment Division
Pioneer VCT Mid Cap Value Investment Division
Royce Small-Cap Investment Division
UIF Emerging Markets Debt Investment Division
UIF Emerging Markets Equity Investment Division
PIMCO VIT Low Duration Investment Division**

* This Investment Division invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

** This Investment Division began operations during the year ended December 31, 2009.


B. The following Investment Divisions had no net assets as of December 31, 2009:

AllianceBernstein International Value Investment Division
Fidelity VIP Freedom 2015 Investment Division
Fidelity VIP Freedom 2025 Investment Division
Oppenheimer VA Main Street Small Cap Investment Division
Putnam VT International Growth and Income Investment Division
Royce Micro-Cap Investment Division
PIMCO VIT Long-Term U.S. Government Investment Division
LMPVET Investment Counsel Variable Social Awareness Investment Division

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES

The following Investment Divisions ceased operations during the year ended December 31, 2009:

MSF FI Large Cap Investment Division
MSF Capital Guardian U.S. Equity Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2009:

NAME CHANGES:

Former Name                                              New Name
(MSF) Julius Baer International Stock Portfolio          (MSF) Artio International Stock Portfolio
(MSF) Lehman Brothers Aggregate Bond Index Portfolio     (MSF) Barclays Capital Aggregate Bond Index Portfolio
(MSF) Franklin Templeton Small Cap Growth Portfolio      (MSF) Loomis Sayles Small Cap Growth Portfolio
(MSF) Loomis Sayles Small Cap Portfolio                  (MSF) Loomis Sayles Small Cap Core Portfolio
(MSF) Harris Oakmark Focused Value Portfolio             (MSF) Met/Artisan Mid Cap Value Portfolio
(Janus Aspen) Large Cap Growth Portfolio                 (Janus Aspen) Janus Portfolio
(Janus Aspen) International Growth Portfolio             (Janus Aspen) Overseas Portfolio
(Janus Aspen) Mid Cap Value Portfolio                    (Janus Aspen) Perkins Mid Cap Value Portfolio
(FTVIPT) Mutual Discovery Securities Fund                (FTVIPT) Mutual Global Discovery Securities Fund
(AllianceBernstein) Global Technology Portfolio          (AllianceBernstein) Global Thematic Growth Portfolio

MERGERS:

Former Portfolio                               New Portfolio
(MSF) FI Large Cap Portfolio                   (MSF) BlackRock Legacy Large Cap Growth Portfolio
(MSF) Capital Guardian U.S. Equity Portfolio   (MIST) Pioneer Fund Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB ACCOUNTING STANDARDS CODIFICATION ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for interim and annual periods ending after September 15, 2009. Since it did not modify existing GAAP, Codification did not have any impact on the financial results of the Investment Divisions. On the effective date of Codification, substantially all existing non-Securities and Exchange Commission accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying notes to the financial statements.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV, unadjusted, based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. The Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value or each of the Investment Divisions.

Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of this guidance had no impact on the financial statements of each of the Investment Divisions.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Investment Divisions:

MORtality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2009:

Mortality and Expense Risk    0.45% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

For some Policies, the mortality and expense risk charge which ranges from 0.30% to 0.60% is assessed through the redemption of units on a monthly basis and recorded as mortality and expense risk charges in the statements of operations of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $0 to $35 and are assessed monthly. For some Policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 for every $1,000 of the policy face amount.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

Surrender charges for other Policies are equal to the lesser of the maximum surrender charge premium or the premiums actually paid in the first two policy years. For these policies, in the first policy year, the maximum surrender charge premium is 75% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders; and in the second and later policy years, it is 100% of the smoker federal guideline premium for the policy, assuming a level death benefit for the policy and any riders. The surrender charge cannot exceed 100% of the cumulative premiums paid in the first two policy years. If the policy is surrendered in the first two policy years, the Company will deduct 100% of the surrender charge, determined as described above. After the second policy year, the percentage the Company deducts declines until it reaches 0% at the end of the 15th policy year.

Most policies offer optional benefits that can be added to the policy by rider. The change for riders that provide life insurance benefits can range from $0.01 to $37.98 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                              SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                          ---------- ------------ ------------- --------------
MSF BlackRock Diversified Investment Division             17,617,327  283,245,833    15,568,471     20,197,862
MSF BlackRock Aggressive Growth Investment Division        8,020,921  184,547,937     3,021,849     13,171,130
MSF MetLife Stock Index Investment Division               22,718,789  687,542,090    54,785,090     31,913,969
MSF Artio International Stock Investment Division          4,779,206   55,432,870     2,799,332      4,856,542
MSF FI Mid Cap Opportunities Investment Division          13,399,926  227,787,837     7,798,428      6,713,398
MSF T. Rowe Price Small Cap Growth Investment Division     5,663,407   69,441,734     3,491,430      4,990,588
MSF Oppenheimer Global Equity Investment Division          2,884,448   35,744,033     2,349,486      3,865,950
MSF MFS Value Investment Division                          4,407,663   56,470,780     2,588,404      2,859,158
MSF Neuberger Berman Mid Cap Value Investment Division     3,999,817   69,355,947     3,447,876      3,984,419
MSF T. Rowe Price Large Cap Growth Investment Division     3,298,755   39,524,055     2,032,090      3,119,476
MSF Barclays Capital Aggregate Bond Index
  Investment Division                                      9,721,103  104,127,006    19,308,359      8,537,142
MSF Morgan Stanley EAFE Index Investment Division          5,195,247   57,854,820     7,980,635      5,100,717
MSF Russell 2000 Index Investment Division                 4,452,702   51,961,585     5,061,763      3,320,051
MSF Jennison Growth Investment Division                    1,234,956   13,214,103       592,738        807,462
MSF BlackRock Strategic Value Investment Division          7,113,188  103,684,201     3,823,299      3,436,999
MSF MetLife Mid Cap Stock Index Investment Division        4,837,062   57,443,826     5,223,386      4,387,594
MSF Loomis Sayles Small Cap Growth Investment Division       757,903    6,885,098       484,985        397,775
MSF BlackRock Large Cap Value Investment Division          1,239,328   14,394,561     2,156,748      1,104,187
MSF Davis Venture Value Investment Division                1,873,384   50,740,127     5,726,809      3,135,645
MSF Loomis Sayles Small Cap Core Investment Division          84,717   17,001,696     1,468,570      1,045,526
MSF BlackRock Legacy Large Cap Growth
  Investment Division                                        259,169    5,630,890     1,468,446        842,118
MSF BlackRock Bond Income Investment Division                791,276   84,777,030     8,095,467      9,221,605
MSF FI Value Leaders Investment Division                      43,653    7,400,594       802,202        414,871
MSF Met/Artisan Mid Cap Value Investment Division            277,249   57,427,406     2,228,166      3,189,569
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                      1,688,282   20,257,157     3,422,171      1,601,905
MSF Western Asset Management U.S. Government
  Investment Division                                      1,379,365   16,709,822     5,442,657      4,673,634
MSF BlackRock Money Market Investment Division               352,395   35,239,572    17,528,511     45,564,825
MSF MFS Total Return Investment Division                      58,769    7,884,050     2,213,743        704,690
MSF MetLife Conservative Allocation Investment Division      201,311    2,061,951       992,164        425,503
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                        499,301    5,120,070     1,920,387        607,984
MSF MetLife Moderate Allocation Investment Division        2,853,414   29,107,392     7,153,925      1,559,216
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                      5,384,932   56,179,730    11,155,074      2,483,196
MSF MetLife Aggressive Allocation Investment Division      1,137,410   12,059,441     2,491,904      1,080,586
Janus Aspen Janus Investment Division                        309,401    5,939,043       699,041        338,402
Janus Aspen Balanced Investment Division                      53,365    1,416,756     1,182,867         32,716
Janus Aspen Forty Investment Division                         28,670      844,822       519,560        275,807
Janus Aspen Overseas Investment Division                       1,822       62,762       120,837        125,756
Janus Aspen Perkins Mid Cap Value Investment Division        102,316    1,143,440     1,095,084        110,625
AIM V.I. Global Real Estate Investment Division              124,147    2,099,234       350,815        628,363
AIM V.I. International Growth Investment Division                706       16,102        16,591            523
FTVIPT Templeton Foreign Securities Investment Division      580,089    8,337,384     1,651,476      1,209,595
FTVIPT Mutual Global Discovery Securities
  Investment Division                                         46,923      925,102       534,623      1,640,370
FTVIPT Templeton Global Bond Securities
  Investment Division (a)                                        209        3,466         3,606            145
AllianceBernstein Global Thematic Growth
  Investment Division                                          7,927      115,540        68,583         31,095
AllianceBernstein Intermediate Bond Investment Division        2,395       26,730        45,695         20,202
Fidelity VIP Contrafund Investment Division                  194,081    4,564,734     1,573,638        443,944

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                              SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                          ---------- ------------ ------------- --------------
Fidelity VIP Asset Manager: Growth Investment Division       136,922    1,620,083       547,763        141,914
Fidelity VIP Investment Grade Bond Investment Division        18,882      237,213       397,915        209,220
Fidelity VIP Equity-Income Investment Division                14,673      268,276       133,464        477,380
Fidelity VIP High Income Investment Division                   7,734       41,564        41,809            256
Fidelity VIP Mid Cap Investment Division                       8,600      213,456       197,866         27,563
Fidelity VIP Freedom 2010 Investment Division                  1,489       13,713         3,851         14,818
Fidelity VIP Freedom 2020 Investment Division                 68,121      509,833       924,393        452,391
Fidelity VIP Freedom 2030 Investment Division                  3,515       28,398         5,179          1,258
American Funds Growth Investment Division                  2,368,703  120,768,499     7,577,785      5,050,914
American Funds Growth-Income Investment Division           2,133,982   73,773,563     5,088,657      3,144,069
American Funds Global Small Capitalization
  Investment Division                                      3,157,993   64,610,970     5,706,071      4,321,077
American Funds Bond Investment Division                      367,612    3,955,160     1,217,886        889,687
American Funds International Investment Division              27,197      459,473       441,108         41,020
American Funds U.S. Government/AAA Rated Securities
  Investment Division                                          7,469       91,170        86,050         29,521
MIST T. Rowe Price Mid Cap Growth Investment Division      2,170,295   17,136,706     1,863,426      1,467,611
MIST MFS Research International Investment Division        1,405,932   16,306,401     3,203,804      2,709,329
MIST PIMCO Total Return Investment Division                3,479,233   40,082,770     8,900,969      3,039,430
MIST RCM Technology Investment Division                    3,461,042   14,389,014     3,180,799      1,662,227
MIST Lord Abbett Bond Debenture Investment Division        2,126,926   24,460,346     5,973,135      2,769,097
MIST Lazard Mid Cap Investment Division                      488,278    5,917,316       516,804        605,454
MIST Met/AIM Small Cap Growth Investment Division            302,958    3,719,310       634,026        263,229
MIST Harris Oakmark International Investment Division      2,195,867   31,296,379     5,644,664      2,629,977
MIST Legg Mason Partners Aggressive Growth
  Investment Division                                      1,073,435    7,433,596       375,736        448,750
MIST Lord Abbett Growth and Income Investment Division       272,173    6,850,228       655,588        364,027
MIST Clarion Global Real Estate Investment Division        1,886,046   24,332,323     2,594,303      1,453,814
MIST Van Kampen Mid Cap Growth Investment Division            34,975      248,618       242,278         29,864
MIST Lord Abbett Mid Cap Value Investment Division             8,158       94,507        95,175        101,662
MIST Third Avenue Small Cap Value Investment Division         71,282      885,322       578,216         56,977
MIST Oppenheimer Capital Appreciation Investment Division    288,273    1,899,648       534,925        193,723
MIST Legg Mason Value Equity Investment Division             662,373    5,919,521       630,323        400,029
MIST SSgA Growth ETF Investment Division                     181,255    1,687,737     1,238,278        195,605
MIST SSgA Growth and Income ETF Investment Division          152,909    1,471,419     1,313,032        276,172
MIST PIMCO Inflation Protected Bond Investment Division      692,426    7,486,804     2,717,682      1,336,169
MIST BlackRock Large Cap Core Investment Division         37,285,528  402,199,959     7,458,520     18,233,363
MIST Janus Forty Investment Division                         186,850   12,548,870     3,707,857      1,869,004
MIST Dreman Small Cap Value Investment Division                1,369       14,288       227,699        271,701
MIST American Funds Balanced Allocation
  Investment Division                                         23,983      199,843       200,136         12,153
MIST American Funds Growth Allocation Investment Division     16,283      114,127       109,082         12,048
MIST American Funds Moderate Allocation
  Investment Division                                         10,333       84,924        84,593          4,776
MIST Met/Franklin Income Investment Division                   5,501       48,459        30,469          3,984
MIST Met/Franklin Mutual Shares Investment Division            2,994       22,155        12,395            798
MIST Met/Franklin Templeton Founding Strategy
  Investment Division                                         21,721      180,630       183,086         13,849
MIST Met/Templeton Growth Investment Division                  2,186       16,403        14,294          1,341
MIST Pioneer Fund Investment Division (a)                     19,433      190,339       214,314         25,961
American Century VP Vista Investment Division                 11,105      136,969       174,231        126,453
Delaware VIP Small Cap Value Investment Division               9,392      247,128       144,483        600,050
Dreyfus VIF International Value Investment Division           26,719      343,701       120,978        224,671
Goldman Sachs Mid Cap Value Investment Division               28,931      455,962         7,439        683,952

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)

                                                                                           FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                         ----------------------- ----------------------------
                                                                                       COST OF       PROCEEDS
                                                            SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                         --------- ------------- ------------- --------------
Goldman Sachs Structured Small Cap Equity
  Investment Division                                        7,996        84,737        31,221         20,334
MFS VIT High Income Investment Division                     14,391        98,362        99,146          8,965
MFS VIT Global Equity Investment Division                    6,560        82,198        36,250         30,819
MFS VIT New Discovery Investment Division                      386         3,887         9,350         11,132
MFS VIT Value Investment Division                            6,336        88,133           824          2,993
Van Kampen LIT Government Investment Division                9,685        88,609        65,343          8,675
Wells Fargo VT Total Return Bond Investment Division        51,707       512,361       446,685        122,383
Wells Fargo VT Money Market Investment Division          1,206,171     1,206,171       860,355      1,743,341
Pioneer VCT Emerging Markets Investment Division            28,661       501,484       335,465         37,370
Pioneer VCT Mid Cap Value Investment Division                1,478        18,964        19,549            617
Royce Small-Cap Investment Division                          6,736        55,488        56,256            784
UIF Emerging Markets Debt Investment Division                  742         5,653         7,576          1,955
UIF Emerging Markets Equity Investment Division                434         4,498         7,036          3,018
PIMCO VIT Low Duration Investment Division (a)              72,658       732,970       738,487          5,697

(a) For the period May 4, 2009 to December 31, 2009.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                  MSF BLACKROCK DIVERSIFIED                                  MSF BLACKROCK AGGRESSIVE GROWTH
                                        INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- --------------------------------------------------
                                2009                   2008          2007          2009                   2008          2007
                          ------------- ---------------------- ------------- ------------- ---------------------- -------------
Units beginning of year   12,136,197             12,715,624    13,096,726    10,226,808             10,673,487    11,198,297
Units issued and
  transferred from
  other funding options    5,841,981              3,715,948     1,576,102     4,486,979              2,758,625     1,043,072
Units redeemed and
  transferred to other
  funding options         (6,498,027)            (4,295,375)   (1,957,204)   (5,058,125)            (3,205,304)   (1,567,882)
                          ------------- ---------------------- ------------- ------------- ---------------------- -------------
Units end of year         11,480,151             12,136,197    12,715,624     9,655,662             10,226,808    10,673,487
                          ============= ====================== ============= ============= ====================== =============

                               MSF FI MID CAP OPPORTUNITIES                              MSF T. ROWE PRICE SMALL CAP GROWTH
                                        INVESTMENT DIVISION                                INVESTMENT DIVISION
                          -------------------------------------------------- -------------------------------------------------
                                2009                   2008          2007          2009                   2008         2007
                          ------------- ---------------------- ------------- ------------- ---------------------- ------------
Units beginning of year   13,704,583             13,843,071    14,298,595     4,498,247              4,692,085    4,913,291
Units issued and
  transferred from
  other funding options    7,641,034              4,385,339     1,586,888     1,930,920              1,202,595      490,842
Units redeemed and
  transferred to other
  funding options         (7,663,179)            (4,523,827)   (2,042,412)   (2,156,476)            (1,396,433)    (712,048)
                          ------------- ---------------------- ------------- ------------- ---------------------- ------------
Units end of year         13,682,438             13,704,583    13,843,071     4,272,691              4,498,247    4,692,085
                          ============= ====================== ============= ============= ====================== ============

                                      MSF NEUBERGER BERMAN MID CAP VALUE                MSF T. ROWE PRICE LARGE CAP GROWTH
                                        INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------- -------------------------------------------------
                                2009                   2008         2007          2009                   2008         2007
                          ------------- ---------------------- ------------ ------------- ---------------------- ------------
Units beginning of year    3,355,424              3,292,329    3,225,765     3,522,287              3,529,093    3,620,946
Units issued and
  transferred from
  other funding options    2,427,646              1,542,307      609,119     2,114,300              1,354,500      579,434
Units redeemed and
  transferred to other
  funding options         (2,490,121)            (1,479,212)    (542,555)   (2,226,820)            (1,361,306)    (671,287)
                          ------------- ---------------------- ------------ ------------- ---------------------- ------------
Units end of year          3,292,949              3,355,424    3,292,329     3,409,767              3,522,287    3,529,093
                          ============= ====================== ============ ============= ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

           MSF METLIFE STOCK INDEX                      MSF ARTIO INTERNATIONAL STOCK
               INVESTMENT DIVISION                                INVESTMENT DIVISION
--------------------------------------------------- -------------------------------------------------
       2009                   2008          2007          2009                   2008         2007
-------------- ---------------------- ------------- ------------- ---------------------- ------------
 36,120,853             34,637,993    33,607,228     3,272,041              3,371,026    3,412,213
 21,105,595             13,540,436     5,684,335     1,779,165              1,065,634      449,737
(20,301,943)           (12,057,576)   (4,653,570)   (1,920,373)            (1,164,619)    (490,924)
-------------- ---------------------- ------------- ------------- ---------------------- ------------
 36,924,505             36,120,853    34,637,993     3,130,833              3,272,041    3,371,026
============== ====================== ============= ============= ====================== ============

    MSF OPPENHEIMER GLOBAL EQUITY                                     MSF MFS VALUE
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,250,790              2,347,437    2,344,938     4,061,727              4,115,566    4,099,325
 1,043,645                653,061      280,327     2,678,033              1,700,729      706,700
(1,183,185)              (749,708)    (277,828)   (2,683,487)            (1,754,568)    (690,459)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,111,250              2,250,790    2,347,437     4,056,273              4,061,727    4,115,566
============= ====================== ============ ============= ====================== ============

     MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX        MSF MORGAN STANLEY EAFE INDEX
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 5,705,639              6,582,200    6,058,549     4,548,869              4,186,312    3,792,545
 4,481,852              3,155,394    1,388,135     3,949,991              2,508,640    1,009,072
(4,207,879)            (4,031,955)    (864,484)   (3,880,393)            (2,146,083)    (615,305)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 5,979,612              5,705,639    6,582,200     4,618,467              4,548,869    4,186,312
============= ====================== ============ ============= ====================== ============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                     MSF RUSSELL 2000 INDEX                              MSF JENNISON GROWTH
                                        INVESTMENT DIVISION                              INVESTMENT DIVISION
                          ------------------------------------------------- ------------------------------------------------
                                2009                   2008         2007         2009                   2008         2007
                          ------------- ---------------------- ------------ ------------ ---------------------- ------------
Units beginning of year    2,979,566              2,975,863    2,884,744    1,170,101              1,203,057    1,356,790
Units issued and
  transferred from
  other funding options    2,105,103              1,318,726      550,789      646,258                394,023      166,465
Units redeemed and
  transferred to other
  funding options         (2,112,536)            (1,315,023)    (459,670)    (667,755)              (426,979)    (320,198)
                          ------------- ---------------------- ------------ ------------ ---------------------- ------------
Units end of year          2,972,133              2,979,566    2,975,863    1,148,604              1,170,101    1,203,057
                          ============= ====================== ============ ============ ====================== ============

                                  MSF LOOMIS SAYLES SMALL CAP GROWTH        MSF BLACKROCK LARGE CAP VALUE
                                      INVESTMENT DIVISION                             INVESTMENT DIVISION
                          --------------------------------------------- ------------------------------------------------
                              2009                   2008       2007          2009                   2008        2007
                          ----------- ---------------------- ---------- ------------- ---------------------- -----------
Units beginning of year    579,322                569,953    538,941       924,995                770,111     608,908
Units issued and
  transferred from
  other funding options    456,755                284,532    110,335     1,160,670                738,266     293,309
Units redeemed and
  transferred to other
  funding options         (443,928)              (275,163)   (79,323)   (1,066,968)              (583,382)   (132,106)
                          ----------- ---------------------- ---------- ------------- ---------------------- -----------
Units end of year          592,149                579,322    569,953     1,018,697                924,995     770,111
                          =========== ====================== ========== ============= ====================== ===========

                               MSF BLACKROCK LEGACY LARGE CAP GROWTH            MSF BLACKROCK BOND INCOME
                                      INVESTMENT DIVISION                             INVESTMENT DIVISION
                          --------------------------------------------- -------------------------------------------------
                              2009                   2008       2007          2009                   2008         2007
                          ----------- ---------------------- ---------- ------------- ---------------------- ------------
Units beginning of year    413,693                265,094    190,308     4,137,787              4,467,585    4,668,001
Units issued and
  transferred from
  other funding options    696,623                481,035    112,767     1,958,068              1,342,396      708,428
Units redeemed and
  transferred to other
  funding options         (629,878)              (332,436)   (37,981)   (2,246,829)            (1,672,194)    (908,844)
                          ----------- ---------------------- ---------- ------------- ---------------------- ------------
Units end of year          480,438                413,693    265,094     3,849,026              4,137,787    4,467,585
                          =========== ====================== ========== ============= ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

    MSF BLACKROCK STRATEGIC VALUE                   MSF METLIFE MID CAP STOCK INDEX
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 4,285,033              4,450,536    4,494,782     3,450,115              3,466,871    3,270,208
 2,810,773              1,678,023      646,818     2,443,661              1,669,439      702,937
(2,816,347)            (1,843,526)    (691,064)   (2,580,618)            (1,686,195)    (506,274)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 4,279,459              4,285,033    4,450,536     3,313,158              3,450,115    3,466,871
============= ====================== ============ ============= ====================== ============

          MSF DAVIS VENTURE VALUE                 MSF LOOMIS SAYLES SMALL CAP CORE
              INVESTMENT DIVISION                              INVESTMENT DIVISION
------------------------------------------------- ----------------------------------------------
      2009                   2008         2007       2009                     2008       2007
------------- ---------------------- ------------ ---------- ------------------------ ----------
 1,580,625              1,479,707    1,301,427    116,157                   98,083     78,273
 1,319,611                814,725      357,240     70,176                   60,203     30,647
(1,238,703)              (713,807)    (178,960)   (70,021)                 (42,129)   (10,837)
------------- ---------------------- ------------ ---------- ------------------------ ----------
 1,661,533              1,580,625    1,479,707    116,312                  116,157     98,083
============= ====================== ============ ========== ======================== ==========

           MSF FI VALUE LEADERS                 MSF MET/ARTISAN MID CAP VALUE
            INVESTMENT DIVISION                           INVESTMENT DIVISION
--------------------------------------------- ---------------------------------------------
    2009                   2008       2007        2009                   2008       2007
----------- ---------------------- ---------- ----------- ---------------------- ----------
 451,406                440,904    393,835     196,801                191,591    191,529
 447,507                277,204    120,346     142,199                 89,923     32,899
(419,979)              (266,702)   (73,277)   (147,661)               (84,713)   (32,837)
----------- ---------------------- ---------- ----------- ---------------------- ----------
 478,934                451,406    440,904     191,339                196,801    191,591
=========== ====================== ========== =========== ====================== ==========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                              MSF WESTERN ASSET MANAGEMENT                      MSF WESTERN ASSET MANAGEMENT
                              STRATEGIC BOND OPPORTUNITIES                                   U.S. GOVERNMENT
                                       INVESTMENT DIVISION                               INVESTMENT DIVISION
                          ------------------------------------------------ -------------------------------------------------
                               2009                   2008         2007          2009                   2008         2007
                          ------------ ---------------------- ------------ ------------- ---------------------- ------------
Units beginning of year   1,106,833              1,117,386      998,939     1,059,598              1,066,735      988,756
Units issued and
  transferred from
  other funding options     931,022                616,116      270,755     1,058,237                562,109      236,483
Units redeemed and
  transferred to other
  funding options          (922,237)              (626,669)    (152,308)   (1,054,764)              (569,246)    (158,504)
                          ------------ ---------------------- ------------ ------------- ---------------------- ------------
Units end of year         1,115,618              1,106,833    1,117,386     1,063,071              1,059,598    1,066,735
                          ============ ====================== ============ ============= ====================== ============

                                 MSF METLIFE CONSERVATIVE ALLOCATION    MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                      INVESTMENT DIVISION                           INVESTMENT DIVISION
                          --------------------------------------------- --------------------------------------------------
                              2009                   2008       2007        2009                   2008            2007
                          ----------- ---------------------- ---------- ----------- ---------------------- ---------------
Units beginning of year    133,696                 66,558     44,128     336,506                244,254         161,903
Units issued and
  transferred from
  other funding options    463,545                353,431     46,280     631,508                381,130         121,294
Units redeemed and
  transferred to other
  funding options         (417,909)              (286,293)   (23,850)   (524,325)              (288,878)        (38,943)
                          ----------- ---------------------- ---------- ----------- ---------------------- ---------------
Units end of year          179,332                133,696     66,558     443,689                336,506         244,254
                          =========== ====================== ========== =========== ====================== ===============

                          MSF METLIFE AGGRESSIVE ALLOCATION                            JANUS ASPEN JANUS
                                        INVESTMENT DIVISION                          INVESTMENT DIVISION
                          ----------------------------------------------- --------------------------------------------
                                2009                   2008       2007       2009                   2008       2007
                          ------------- ---------------------- ---------- ---------- ---------------------- ----------
Units beginning of year      851,068                608,756    225,274    685,791                643,417    595,051
Units issued and
  transferred from
  other funding options    1,466,442                960,727    441,487     77,949                 85,627     69,313
Units redeemed and
  transferred to other
  funding options         (1,323,615)              (718,415)   (58,005)   (44,846)               (43,253)   (20,947)
                          ------------- ---------------------- ---------- ---------- ---------------------- ----------
Units end of year            993,895                851,068    608,756    718,894                685,791    643,417
                          ============= ====================== ========== ========== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

       MSF BLACKROCK MONEY MARKET                            MSF MFS TOTAL RETURN
              INVESTMENT DIVISION                             INVESTMENT DIVISION
------------------------------------------------- ---------------------------------------------
      2009                   2008         2007        2009                   2008       2007
------------- ---------------------- ------------ ----------- ---------------------- ----------
 3,533,477              3,638,086    3,575,759     469,855                418,473    297,430
 1,181,172                902,181      494,785     595,895                357,123    187,982
(2,751,892)            (1,006,790)    (432,458)   (485,137)              (305,741)   (66,939)
------------- ---------------------- ------------ ----------- ---------------------- ----------
 1,962,757              3,533,477    3,638,086     580,613                469,855    418,473
============= ====================== ============ =========== ====================== ==========

  MSF METLIFE MODERATE ALLOCATION                  MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,031,439              1,452,241      775,138     3,956,910              2,499,351    1,098,433
 3,488,092              2,404,563      935,987     6,445,005              4,336,625    1,608,801
(3,030,617)            (1,825,365)    (258,884)   (5,669,236)            (2,879,066)    (207,883)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 2,488,914              2,031,439    1,452,241     4,732,679              3,956,910    2,499,351
============= ====================== ============ ============= ====================== ============

         JANUS ASPEN BALANCED                           JANUS ASPEN FORTY
          INVESTMENT DIVISION                         INVESTMENT DIVISION
------------------------------------------ -------------------------------------------
  2009                   2008      2007       2009                   2008      2007
--------- ---------------------- --------- ---------- ---------------------- ---------
20,633                  5,625       179     45,182                 27,126     7,954
81,253                 20,270     7,946     39,687                 46,241    21,485
(2,505)                (5,262)   (2,500)   (23,739)               (28,185)   (2,313)
--------- ---------------------- --------- ---------- ---------------------- ---------
99,381                 20,633     5,625     61,130                 45,182    27,126
========= ====================== ========= ========== ====================== =========

 METROPOLITAN LIFE SEPARATE ACCOUNT UL OF METROPOLITAN LIFE INSURANCE COMPANY NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                          JANUS ASPEN OVERSEAS    JANUS ASPEN PERKINS MID CAP VALUE
                           INVESTMENT DIVISION                  INVESTMENT DIVISION
                          ----------------------- ------------------------------------
                            2009       2008 (a)     2009                    2008 (a)
                          --------- ------------- --------- --------------------------
Units beginning of year    1,777            --    13,293                         --
Units issued and
  transferred from
  other funding options    5,289         1,802    89,544                     13,355
Units redeemed and
  transferred to other
  funding options         (3,931)          (25)   (9,552)                       (62)
                          --------- ------------- --------- --------------------------
Units end of year          3,135         1,777    93,285                     13,293
                          ========= ============= ========= ==========================

                                                                                     FTVIPT
                                                                           TEMPLETON GLOBAL
                           FTVIPT MUTUAL GLOBAL DISCOVERY SECURITIES        BOND SECURITIES
                                      INVESTMENT DIVISION               INVESTMENT DIVISION
                          --------------------------------------------- ----------------------
                              2009                   2008       2007                2009 (c)
                          ----------- ---------------------- ---------- ----------------------
Units beginning of year    140,006                 93,103     54,880                     --
Units issued and
  transferred from
  other funding options     28,222                 55,579     56,645                    213
Units redeemed and
  transferred to other
  funding options         (113,640)                (8,676)   (18,422)                    (9)
                          ----------- ---------------------- ---------- ----------------------
Units end of year           54,588                140,006     93,103                    204
                          =========== ====================== ========== ======================

                          FIDELITY VIP ASSET MANAGER: GROWTH                      FIDELITY VIP INVESTMENT GRADE BOND
                                         INVESTMENT DIVISION                                     INVESTMENT DIVISION
                          ------------------------------------------------ --------------------------------------------
                             2009                       2008       2007       2009                   2008       2007
                          ---------- -------------------------- ---------- ---------- ---------------------- ----------
Units beginning of year   126,890                    112,746    102,160      3,908                 73,675      3,341
Units issued and
  transferred from
  other funding options    70,300                     28,458     22,228     31,638                  1,647    118,771
Units redeemed and
  transferred to other
  funding options         (16,093)                   (14,314)   (11,642)   (17,459)               (71,414)   (48,437)
                          ---------- -------------------------- ---------- ---------- ---------------------- ----------
Units end of year         181,097                    126,890    112,746     18,087                  3,908     73,675
                          ========== ========================== ========== ========== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

                                                       AIM V.I.
                                                  INTERNATIONAL
   AIM V.I. GLOBAL REAL ESTATE                           GROWTH           FTVIPT TEMPLETON FOREIGN SECURITIES
           INVESTMENT DIVISION              INVESTMENT DIVISION                           INVESTMENT DIVISION
------------------------------------------- ---------------------- ---------------------------------------------
   2009                   2008      2007                2009 (b)       2009                   2008       2007
---------- ---------------------- --------- ---------------------- ----------- ---------------------- ----------
 76,172                 74,508    70,179                     --     527,866                504,436    471,719
 18,609                 21,095    13,540                  1,114     104,859                 90,235     84,038
(34,821)               (19,431)   (9,211)                   (34)   (111,933)               (66,805)   (51,321)
---------- ---------------------- --------- ---------------------- ----------- ---------------------- ----------
 59,960                 76,172    74,508                  1,080     520,792                527,866    504,436
========== ====================== ========= ====================== =========== ====================== ==========

                                              ALLIANCEBERNSTEIN
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH      INTERMEDIATE BOND           FIDELITY VIP CONTRAFUND
                     INVESTMENT DIVISION    INVESTMENT DIVISION               INVESTMENT DIVISION
------------------------------------------- ---------------------- --------------------------------------------
  2009                   2008       2007                2009 (b)      2009                   2008       2007
--------- ---------------------- ---------- ---------------------- ---------- ---------------------- ----------
14,644                  8,261     11,769                     --    218,160                188,529    151,404
14,289                  6,627     10,367                  3,299    153,261                 67,806     81,153
(3,890)                  (244)   (13,875)                (1,057)   (38,664)               (38,175)   (44,028)
--------- ---------------------- ---------- ---------------------- ---------- ---------------------- ----------
25,043                 14,644      8,261                  2,242    332,757                218,160    188,529
========= ====================== ========== ====================== ========== ====================== ==========

                                                    FIDELITY VIP
    FIDELITY VIP EQUITY-INCOME                       HIGH INCOME    FIDELITY VIP MID CAP
           INVESTMENT DIVISION               INVESTMENT DIVISION     INVESTMENT DIVISION
-------------------------------------------- ---------------------- -----------------------
   2009                   2008       2007                2009 (b)     2009       2008 (a)
---------- ---------------------- ---------- ---------------------- --------- -------------
 72,691                 87,700     30,951                     --     2,071            --
 10,561                 72,887     69,741                  3,022     9,260         2,085
(59,474)               (87,896)   (12,992)                   (21)   (1,280)          (14)
---------- ---------------------- ---------- ---------------------- --------- -------------
 23,778                 72,691     87,700                  3,001    10,051         2,071
========== ====================== ========== ====================== ========= =============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                          FIDELITY VIP FREEDOM 2010    FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030
                                INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                          ---------------------------- ---------------------------- ----------------------------
                            2009            2008 (a)     2009            2008 (a)    2009             2008 (a)
                          --------- ------------------ --------- ------------------ -------- -------------------
Units beginning of year    3,089                 --     4,617                 --    3,324                  --
Units issued and
  transferred from
  other funding options       21              3,101    52,551              4,660      372               3,402
Units redeemed and
  transferred to other
  funding options         (1,569)               (12)     (827)               (43)     (31)                (78)
                          --------- ------------------ --------- ------------------ -------- -------------------
Units end of year          1,541              3,089    56,341              4,617    3,665               3,324
                          ========= ================== ========= ================== ======== ===================

                              AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                AMERICAN FUNDS BOND
                                        INVESTMENT DIVISION                             INVESTMENT DIVISION
                          ------------------------------------------------- ---------------------------------------------
                                2009                   2008         2007        2009                   2008       2007
                          ------------- ---------------------- ------------ ----------- ---------------------- ----------
Units beginning of year    2,098,117              1,945,062    1,521,701     317,147                291,647     63,414
Units issued and
  transferred from
  other funding options    2,393,707              1,620,594      741,710     631,349                466,213    243,689
Units redeemed and
  transferred to other
  funding options         (2,339,247)            (1,467,539)    (318,349)   (613,313)              (440,713)   (15,456)
                          ------------- ---------------------- ------------ ----------- ---------------------- ----------
Units end of year          2,152,577              2,098,117    1,945,062     335,183                317,147    291,647
                          ============= ====================== ============ =========== ====================== ==========

                          MIST MFS RESEARCH INTERNATIONAL                          MIST PIMCO TOTAL RETURN
                                      INVESTMENT DIVISION                              INVESTMENT DIVISION
                          ---------------------------------------------- -------------------------------------------------
                              2009                   2008        2007          2009                   2008         2007
                          ----------- ---------------------- ----------- ------------- ---------------------- ------------
Units beginning of year    870,603                695,827     566,593     2,287,745              2,175,489    2,039,385
Units issued and
  transferred from
  other funding options    996,145                702,443     256,067     2,051,940              1,322,359      459,131
Units redeemed and
  transferred to other
  funding options         (980,992)              (527,667)   (126,833)   (1,961,464)            (1,210,103)    (323,027)
                          ----------- ---------------------- ----------- ------------- ---------------------- ------------
Units end of year          885,756                870,603     695,827     2,378,221              2,287,745    2,175,489
                          =========== ====================== =========== ============= ====================== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

            AMERICAN FUNDS GROWTH                      AMERICAN FUNDS GROWTH-INCOME
              INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------------------------- -------------------------------------------------
      2009                   2008         2007          2009                   2008         2007
------------- ---------------------- ------------ ------------- ---------------------- ------------
 1,382,286              1,218,654    1,094,384     1,461,879              1,381,044    1,228,077
 1,183,014                771,486      276,228     1,196,222                759,706      321,727
(1,146,063)              (607,854)    (151,958)   (1,166,859)              (678,871)    (168,760)
------------- ---------------------- ------------ ------------- ---------------------- ------------
 1,419,237              1,382,286    1,218,654     1,491,242              1,461,879    1,381,044
============= ====================== ============ ============= ====================== ============

                                                      AMERICAN FUNDS
AMERICAN FUNDS INTERNATIONAL    U.S. GOVERNMENT/AAA RATED SECURITIES                 MIST T. ROWE PRICE MID CAP GROWTH
         INVESTMENT DIVISION                     INVESTMENT DIVISION                               INVESTMENT DIVISION
------------------------------- --------------------------------------- -------------------------------------------------
  2009               2008 (a)     2009                       2008 (a)         2009                   2008         2007
--------- --------------------- --------- ----------------------------- ------------- ---------------------- ------------
 2,335                    --     1,808                            --     1,702,757              1,587,296    1,338,870
16,414                 2,351     4,273                         1,820     1,928,793              1,301,840      592,655
(1,535)                  (16)   (1,517)                          (12)   (1,876,700)            (1,186,379)    (344,229)
--------- --------------------- --------- ----------------------------- ------------- ---------------------- ------------
17,214                 2,335     4,564                         1,808     1,754,850              1,702,757    1,587,296
========= ===================== ========= ============================= ============= ====================== ============

              MIST RCM TECHNOLOGY                  MIST LORD ABBETT BOND DEBENTURE
              INVESTMENT DIVISION                              INVESTMENT DIVISION
------------------------------------------------- ------------------------------------------------
      2009                   2008         2007         2009                   2008         2007
------------- ---------------------- ------------ ------------ ---------------------- ------------
 1,806,845              1,867,295    1,395,573    1,205,110              1,249,287    1,162,806
 2,949,637              1,857,487      861,145      736,059                372,521      184,166
(2,645,433)            (1,917,937)    (389,423)    (641,057)              (416,698)     (97,685)
------------- ---------------------- ------------ ------------ ---------------------- ------------
 2,111,049              1,806,845    1,867,295    1,300,112              1,205,110    1,249,287
============= ====================== ============ ============ ====================== ============

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                      MIST LAZARD MID CAP                 MIST MET/AIM SMALL CAP GROWTH
                                      INVESTMENT DIVISION                           INVESTMENT DIVISION
                          --------------------------------------------- ---------------------------------------------
                              2009                   2008       2007        2009                   2008       2007
                          ----------- ---------------------- ---------- ----------- ---------------------- ----------
Units beginning of year    371,732                340,316    261,764     230,618                208,985    170,794
Units issued and
  transferred from
  other funding options    378,306                294,536    129,129     285,386                181,529     87,382
Units redeemed and
  transferred to other
  funding options         (387,724)              (263,120)   (50,577)   (247,955)              (159,896)   (49,191)
                          ----------- ---------------------- ---------- ----------- ---------------------- ----------
Units end of year          362,314                371,732    340,316     268,049                230,618    208,985
                          =========== ====================== ========== =========== ====================== ==========

                                 MIST LORD ABBETT GROWTH AND INCOME      MIST CLARION GLOBAL REAL ESTATE
                                     INVESTMENT DIVISION                             INVESTMENT DIVISION
                          -------------------------------------------- -------------------------------------------------
                             2009                   2008       2007          2009                   2008         2007
                          ---------- ---------------------- ---------- ------------- ---------------------- ------------
Units beginning of year   569,914                539,972    523,423     1,247,223              1,071,638      939,464
Units issued and
  transferred from
  other funding options    58,321                 51,580     43,331     1,551,482              1,053,139      419,170
Units redeemed and
  transferred to other
  funding options         (42,882)               (21,638)   (26,782)   (1,466,198)              (877,554)    (286,996)
                          ---------- ---------------------- ---------- ------------- ---------------------- ------------
Units end of year         585,353                569,914    539,972     1,332,507              1,247,223    1,071,638
                          ========== ====================== ========== ============= ====================== ============

                                MIST THIRD AVENUE SMALL CAP VALUE        MIST OPPENHEIMER CAPITAL APPRECIATION
                                    INVESTMENT DIVISION                          INVESTMENT DIVISION
                          ------------------------------------------ --------------------------------------------
                            2009                   2008      2007        2009                   2008      2007
                          --------- ---------------------- --------- ----------- ---------------------- ---------
Units beginning of year   22,742                 24,943    17,494     114,986                 70,634    27,796
Units issued and
  transferred from
  other funding options   49,002                  5,677    11,206     234,271                142,400    50,236
Units redeemed and
  transferred to other
  funding options         (5,287)                (7,878)   (3,757)   (193,713)               (98,048)   (7,398)
                          --------- ---------------------- --------- ----------- ---------------------- ---------
Units end of year         66,457                 22,742    24,943     155,544                114,986    70,634
                          ========= ====================== ========= =========== ====================== =========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

             MIST HARRIS OAKMARK INTERNATIONAL     MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH
                           INVESTMENT DIVISION                            INVESTMENT DIVISION
------------------------------------------------- ----------------------------------------------
      2009                   2008         2007        2009                   2008        2007
------------- ---------------------- ------------ ----------- ---------------------- -----------
 1,337,674              1,335,770    1,060,490     929,444                893,124     908,926
 1,598,848              1,015,983      501,471     681,902                427,707     167,283
(1,496,647)            (1,014,079)    (226,191)   (692,911)              (391,387)   (183,085)
------------- ---------------------- ------------ ----------- ---------------------- -----------
 1,439,875              1,337,674    1,335,770     918,435                929,444     893,124
============= ====================== ============ =========== ====================== ===========

       MIST VAN KAMPEN MID CAP GROWTH         MIST LORD ABBETT MID CAP VALUE
          INVESTMENT DIVISION                            INVESTMENT DIVISION
--------------------------------------------- -------------------------------------------
  2009                   2008         2007       2009                   2008      2007
--------- ---------------------- ------------ ---------- ---------------------- ---------
 1,987                  2,000           --     10,463                  4,638     2,988
23,232                      9        2,004     12,325                  8,670     4,172
(1,902)                   (22)          (4)   (13,469)                (2,845)   (2,522)
--------- ---------------------- ------------ ---------- ---------------------- ---------
23,317                  1,987        2,000      9,319                 10,463     4,638
========= ====================== ============ ========== ====================== =========

   MIST LEGG MASON VALUE EQUITY                          MIST SSGA GROWTH ETF
            INVESTMENT DIVISION                           INVESTMENT DIVISION
--------------------------------------------- --------------------------------------------
    2009                   2008       2007        2009                   2008      2007
----------- ---------------------- ---------- ----------- ---------------------- ---------
 576,603                511,093    490,888      59,898                 56,164    16,395
 565,868                304,320     90,867     247,780                 75,852    43,076
(526,858)              (238,810)   (70,662)   (126,205)               (72,118)   (3,307)
----------- ---------------------- ---------- ----------- ---------------------- ---------
 615,613                576,603    511,093     181,473                 59,898    56,164
=========== ====================== ========== =========== ====================== =========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                                   MIST SSGA GROWTH AND INCOME ETF             MIST PIMCO INFLATION PROTECTED BOND
                                     INVESTMENT DIVISION                            INVESTMENT DIVISION
                          ------------------------------------------- -----------------------------------------------
                             2009                   2008      2007          2009                   2008       2007
                          ---------- ---------------------- --------- ------------- ---------------------- ----------
Units beginning of year    39,742                 30,551    10,875       523,888                 80,592     12,722
Units issued and
  transferred from
  other funding options   206,989                 57,632    25,957     1,226,809                872,786     86,389
Units redeemed and
  transferred to other
  funding options         (97,398)               (48,441)   (6,281)   (1,131,896)              (429,490)   (18,519)
                          ---------- ---------------------- --------- ------------- ---------------------- ----------
Units end of year         149,333                 39,742    30,551       618,801                523,888     80,592
                          ========== ====================== ========= ============= ====================== ==========

                                                             MIST AMERICAN FUNDS    MIST AMERICAN FUNDS
                          MIST DREMAN SMALL CAP VALUE        BALANCED ALLOCATION      GROWTH ALLOCATION
                                  INVESTMENT DIVISION        INVESTMENT DIVISION    INVESTMENT DIVISION
                          ---------------------------------- ---------------------- ----------------------
                             2009            2008 (a)            2009     2008 (a)     2009      2008 (a)
                          ---------- ----------------------- ---------- ----------- --------- ------------
Units beginning of year        11                 --            1,427          --     2,439           --
Units issued and
  transferred from
  other funding options    22,145                 15           44,911       1,565    17,809        2,697
Units redeemed and
  transferred to other
  funding options         (20,885)                (4)         (23,236)       (138)   (4,684)        (258)
                          ---------- ----------------------- ---------- ----------- --------- ------------
Units end of year           1,271                 11           23,102       1,427    15,564        2,439
                          ========== ======================= ========== =========== ========= ============

                                    MIST MET/FRANKLIN                                         MIST PIONEER
                          TEMPLETON FOUNDING STRATEGY    MIST MET/TEMPLETON GROWTH                    FUND
                                  INVESTMENT DIVISION          INVESTMENT DIVISION     INVESTMENT DIVISION
                          ------------------------------ ---------------------------- ----------------------
                             2009             2008 (a)       2009        2008 (a)                   2009 (c)
                          ---------- ------------------- --------- ------------------ ----------------------
Units beginning of year     1,503                  --         480            --                          --
Units issued and
  transferred from
  other funding options    44,058               1,613       2,325           543                      22,226
Units redeemed and
  transferred to other
  funding options         (24,263)               (110)       (632)          (63)                    (1,949)
                          ---------- ------------------- ---------- ------------------ ----------------------
Units end of year          21,298               1,503       2,173           480                      20,277
                          ========== =================== ========== ================== ======================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

                  MIST BLACKROCK LARGE CAP CORE                     MIST JANUS FORTY
              INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- -----------------------------------------------
      2009                   2008       2007 (d)         2009                   2008    2007 (d)
------------- ---------------------- ------------- ------------- ---------------------- ----------
14,670,780             15,352,126            --       943,170                281,380         --
 6,882,314              4,069,201    17,523,204     1,816,405              1,255,331    305,557
(7,445,348)            (4,750,547)   (2,171,078)   (1,637,379)              (593,541)   (24,177)
------------- ---------------------- ------------- ------------- ---------------------- ----------
14,107,746             14,670,780    15,352,126     1,122,196                943,170    281,380
============= ====================== ============= ============= ====================== ==========

MIST AMERICAN FUNDS
MODERATE ALLOCATION    MIST MET/FRANKLIN INCOME    MIST MET/FRANKLIN MUTUAL SHARES
INVESTMENT DIVISION         INVESTMENT DIVISION                INVESTMENT DIVISION
---------------------- --------------------------- ----------------------------------
  2009      2008 (a)     2009           2008 (a)    2009                   2008 (a)
--------- ------------ --------- ----------------- -------- -------------------------
   593           --     2,408                --    1,208                        --
11,392          809     4,293             2,572    2,223                     1,620
(2,024)        (216)   (1,337)             (164)    (527)                     (412)
--------- ------------ --------- ----------------- -------- -------------------------
 9,961          593     5,364             2,408    2,904                     1,208
========= ============ ========= ================= ======== =========================

     AMERICAN CENTURY VP VISTA                DELAWARE VIP SMALL CAP VALUE
           INVESTMENT DIVISION                         INVESTMENT DIVISION
------------------------------------------ -------------------------------------------
   2009                   2008     2007       2009                   2008      2007
---------- ---------------------- -------- ---------- ---------------------- ---------
  8,686                  1,642    1,963     59,279                 67,044    31,911
 17,746                  7,373      511      7,473                 14,415    43,174
(13,317)                  (329)    (832)   (50,554)               (22,180)   (8,041)
---------- ---------------------- -------- ---------- ---------------------- ---------
 13,115                  8,686    1,642     16,198                 59,279    67,044
========== ====================== ======== ========== ====================== =========

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007:

                          DREYFUS VIF INTERNATIONAL VALUE                  GOLDMAN SACHS MID CAP VALUE
                                      INVESTMENT DIVISION                          INVESTMENT DIVISION
                          --------------------------------------------- -------------------------------------------
                             2009                    2008       2007       2009                   2008      2007
                          ---------- ----------------------- ---------- ---------- ---------------------- ---------
Units beginning of year    33,156                  42,550     45,198    102,102                 84,789    18,361
Units issued and
  transferred from
  other funding options     2,909                   1,327     17,418         --                 29,281    68,111
Units redeemed and
  transferred to other
  funding options         (14,389)                (10,721)   (20,066)   (74,550)               (11,968)   (1,683)
                          ---------- ----------------------- ---------- ---------- ---------------------- ---------
Units end of year          21,676                  33,156     42,550     27,552                102,102    84,789
                          ========== ======================= ========== ========== ====================== =========

                                  MFS VIT GLOBAL EQUITY               MFS VIT NEW DISCOVERY
                                    INVESTMENT DIVISION                 INVESTMENT DIVISION
                          ----------------------------------------- -----------------------
                            2009                   2008     2007     2009     2008   2007
                          --------- ---------------------- -------- ------- ------- -------
Units beginning of year    5,386                  3,948    1,789     249     253      --
Units issued and
  transferred from
  other funding options    2,627                  1,868    2,461     864      --     260
Units redeemed and
  transferred to other
  funding options         (2,470)                  (430)    (302)   (717)     (4)     (7)
                          --------- ---------------------- -------- ------- ------- -------
Units end of year          5,543                  5,386    3,948     396     249     253
                          ========= ====================== ======== ======= ======= =======

                          WELLS FARGO VT TOTAL RETURN BOND                  WELLS FARGO VT MONEY MARKET
                                       INVESTMENT DIVISION                          INVESTMENT DIVISION
                          --------------------------------------------- ---------------------------------------------
                             2009                     2008      2007        2009                   2008       2007
                          ---------- ------------------------ --------- ----------- ---------------------- ----------
Units beginning of year    15,329                    9,697     5,553     181,207                181,995     91,188
Units issued and
  transferred from
  other funding options    36,270                    9,589     5,733      42,926                 37,528    105,491
Units redeemed and
  transferred to other
  funding options         (11,754)                  (3,957)   (1,589)   (119,680)               (38,316)   (14,684)
                          ---------- ------------------------ --------- ----------- ---------------------- ----------
Units end of year          39,845                   15,329     9,697     104,453                181,207    181,995
                          ========== ======================== ========= =========== ====================== ==========

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) For the period May 4, 2009 to December 31, 2009.

(d) For the period April 30, 2007 to December 31, 2007.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY                 MFS VIT HIGH INCOME
          INVESTMENT DIVISION                             INVESTMENT DIVISION
-------------------------------------------- ---------------------------------------------
  2009                   2008        2007         2009                   2008      2007
--------- ---------------------- ----------- ------------ ---------------------- ---------
 6,818                 12,264       6,743          354                  1,776     6,738
 2,806                  2,521       5,781        9,330                     77       823
(2,001)                (7,967)       (260)        (475)                (1,499)   (5,785)
--------- ---------------------- ----------- ------------ ---------------------- ---------
 7,623                  6,818      12,264        9,209                    354     1,776
========= ====================== =========== ============ ====================== =========

                    MFS VIT VALUE                          VAN KAMPEN LIT GOVERNMENT
              INVESTMENT DIVISION                                INVESTMENT DIVISION
-------------------------------------------------- --------------------------------------------------
      2009                   2008          2007          2009                   2008          2007
------------- ---------------------- ------------- ------------- ---------------------- -------------
     6,081                  2,966            --         2,625                  1,920         1,342
        --                  3,928         3,069         5,113                  2,736         1,425
      (278)                  (813)         (103)         (719)                (2,031)         (847)
------------- ---------------------- ------------- ------------- ---------------------- -------------
     5,803                  6,081         2,966         7,019                  2,625         1,920
============= ====================== ============= ============= ====================== =============

                                     PIONEER VCT                             UIF EMERGING         UIF EMERGING            PIMCO VIT
PIONEER VCT EMERGING MARKETS       MID CAP VALUE  ROYCE SMALL-CAP            MARKETS DEBT       MARKETS EQUITY         LOW DURATION
         INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
---------------------------- -------------------- ------------------- ------------------- -------------------- --------------------
  2009             2008 (a)              2009 (b)         2009 (b)              2009 (b)             2009 (b)             2009 (c)
------- -------------------- -------------------- ------------------  ------------------- -------------------- --------------------
13,031                  --                    --               --                    --                   --                   --
26,780              13,166                   604            4,771                   302                  714               66,978
(2,234)               (136)                  (18)             (68)                  (79)                (272)                (528)
------- -------------------- -------------------- ------------------  ------------------ -------------------- --------------------
37,577              13,031                   586            4,703                   223                  442               66,450
======= ==================== ==================== ==================  ================== ==================== ====================

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the periods presented in the five years ended December 31, 2009:

                                                           AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------ --------------------------------------------------
                                                   UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        ---------- ------------- ----------- ------------- ---------------- -------------------
MSF BlackRock Diversified          2009 11,480,151 13.61 - 55.09 257,391,816          5.15      0.45 - 0.90    16.25 - 17.30
  Investment Division              2008 12,136,197 11.61 - 46.97 235,715,981          2.81      0.45 - 0.90 (25.47) - (20.65)
                                   2007 12,715,624 15.43 - 38.69 334,245,436          2.54      0.45 - 0.90      4.96 - 8.02
                                   2006 13,096,726 14.57 - 36.86 331,432,719          2.44      0.40 - 0.90     7.38 - 10.53
                                   2005 13,638,816 13.18 - 33.65 319,750,423          1.57      0.40 - 0.90      2.13 - 3.05
MSF BlackRock Aggressive Growth    2009  9,655,662 15.15 - 56.68 187,532,635          0.20      0.45 - 0.90    48.10 - 49.44
  Investment Division              2008 10,226,808 10.19 - 37.93 134,277,037            --      0.45 - 0.90 (46.22) - (44.59)
                                   2007 10,673,487 18.84 - 26.64 260,061,815            --      0.45 - 0.90    19.53 - 20.60
                                   2006 11,198,297 15.63 - 22.09 228,717,595            --      0.40 - 0.90      5.76 - 6.75
                                   2005 11,502,614 14.64 - 20.73 222,219,970            --      0.40 - 0.90     9.72 - 10.70
MSF MetLife Stock Index            2009 36,924,505 10.69 - 47.90 597,707,546          2.70      0.45 - 0.90    25.11 - 26.26
  Investment Division              2008 36,120,853  8.47 - 37.94 472,610,929          1.94      0.45 - 0.90 (37.67) - (34.22)
                                   2007 34,637,993 13.47 - 39.67 748,068,488          1.03      0.45 - 0.90     4.28 - 10.73
                                   2006 33,607,228 12.80 - 38.04 707,564,793          1.97      0.40 - 0.90     8.73 - 15.48
                                   2005 32,156,989 11.08 - 33.24 605,569,341          1.56      0.40 - 0.90      3.71 - 4.64
MSF Artio International Stock      2009  3,130,833 11.77 - 17.48  45,163,862          0.71      0.45 - 0.90    21.07 - 22.17
  Investment Division              2008  3,272,041  9.71 - 14.31  38,994,328          3.13      0.45 - 0.90 (44.63) - (40.37)
                                   2007  3,371,026 17.46 - 23.95  72,704,709          1.05      0.45 - 0.90     9.36 - 11.35
                                   2006  3,412,213 15.68 - 21.90  67,509,144          1.40      0.40 - 0.90    14.38 - 16.49
                                   2005  3,294,341 13.71 - 18.97  56,855,714          0.60      0.40 - 0.90    16.95 - 18.00
MSF FI Mid Cap Opportunities       2009 13,682,438  5.17 - 14.67 166,025,413          1.52      0.45 - 0.90    32.60 - 33.81
  Investment Division              2008 13,704,583  3.86 - 10.96 124,838,700          0.41      0.45 - 0.90 (55.69) - (51.44)
                                   2007 13,843,071  8.63 - 24.16 283,077,852          0.13      0.45 - 0.90      7.38 - 8.34
                                   2006 14,298,595  7.97 - 22.36 271,463,672          0.01      0.45 - 0.90    10.85 - 28.32
                                   2005 14,520,500  7.12 - 20.08 247,745,972            --      0.45 - 0.90      5.97 - 6.92
MSF T. Rowe Price Small Cap Growth 2009  4,272,691 14.95 - 17.11  68,810,021          0.35      0.45 - 0.90    37.72 - 38.97
  Investment Division              2008  4,498,247 10.85 - 12.37  52,291,217            --      0.45 - 0.90 (36.76) - (33.41)
                                   2007  4,692,085 17.16 - 19.47  85,746,187            --      0.45 - 0.90      8.88 - 9.89
                                   2006  4,913,291 15.76 - 17.80  81,812,746            --      0.45 - 0.90      2.96 - 3.93
                                   2005  5,103,342  8.20 - 17.21  80,632,046            --      0.45 - 0.90    10.02 - 11.01
MSF Oppenheimer Global Equity      2009  2,111,250 18.03 - 20.23  38,882,417          2.57      0.45 - 0.90    39.06 - 40.31
  Investment Division              2008  2,250,790 12.94 - 14.42  29,644,684          2.15      0.45 - 0.90 (40.90) - (37.34)
                                   2007  2,347,437 21.71 - 24.18  52,072,709          1.10      0.45 - 0.90     5.53 - 10.86
                                   2006  2,344,938 20.38 - 22.70  48,944,535          2.49      0.45 - 0.90    11.00 - 16.59
                                   2005  2,314,718 17.48 - 19.47  41,604,796          0.55      0.45 - 0.90    15.19 - 16.22
MSF MFS Value Investment Division  2009  4,056,273 11.25 - 16.19  49,365,491            --      0.45 - 0.90    19.74 - 20.82
                                   2008  4,061,727  9.35 - 13.40  41,012,912          1.91      0.45 - 0.90 (34.05) - (17.37)
                                   2007  4,115,566 14.14 - 17.54  61,926,665          0.78      0.45 - 0.90   (4.67) - (3.48)
                                   2006  4,099,325 14.65 - 18.40  64,292,839          0.77      0.40 - 0.90    16.70 - 18.14
                                   2005  4,085,993 12.55 - 15.72  54,445,434          0.70      0.40 - 0.90   (2.26) - (1.38)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ----------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        --------- ------------- ----------- ------------- ---------------- -------------------
MSF Neuberger Berman Mid Cap       2009 3,292,949 16.29 - 24.19  63,957,799          1.58             0.90    46.77 - 48.10
  Value Investment Division        2008 3,355,424 11.10 - 16.33  44,065,744          0.85             0.90 (47.81) - (46.55)
                                   2007 3,292,329 21.27 - 30.68  82,005,373          0.55             0.90      2.51 - 3.45
                                   2006 3,225,765 20.75 - 29.66  77,735,349          0.48      0.40 - 0.90    10.46 - 11.46
                                   2005 2,912,765 18.79 - 26.61  63,152,395          0.29      0.40 - 0.90    11.27 - 12.27
MSF T. Rowe Price Large Cap Growth 2009 3,409,767  9.44 - 14.68  42,520,597          0.63             0.90    42.15 - 43.44
  Investment Division              2008 3,522,287  6.64 - 10.23  30,702,575          0.59             0.90 (41.89) - (38.27)
                                   2007 3,529,093 11.53 - 17.60  52,811,241          0.45             0.90      8.47 - 9.40
                                   2006 3,620,946 10.63 - 16.09  49,315,573          0.33      0.40 - 0.90    12.21 - 13.23
                                   2005 3,547,628  6.84 - 14.21  41,950,019          0.54      0.40 - 0.90      4.12 - 6.59
MSF Barclays Capital Aggregate     2009 5,979,612 15.94 - 18.02 106,351,639          5.95      0.45 - 0.90      4.22 - 5.17
  Bond Index Investment Division   2008 5,705,639 15.30 - 17.13  96,524,738          4.55      0.45 - 0.90      4.32 - 5.99
                                   2007 6,582,200 14.56 - 16.17 104,928,263          4.49      0.45 - 0.90     5.89 - 11.27
                                   2006 6,058,549 13.75 - 15.13  90,417,327          4.29      0.45 - 0.90    (0.88) - 4.15
                                   2005 5,619,973 13.32 - 14.53  80,547,413          3.76      0.45 - 0.90      1.16 - 2.06
MSF Morgan Stanley EAFE Index      2009 4,618,467 10.47 - 14.59  58,913,857          4.28      0.45 - 0.90    27.52 - 28.67
  Investment Division              2008 4,548,869  8.21 - 11.34  44,991,420          2.87      0.45 - 0.90 (42.58) - (40.15)
                                   2007 4,186,312 14.30 - 19.58  71,635,930          1.94      0.45 - 0.90     9.83 - 13.98
                                   2006 3,792,545 13.02 - 17.67  58,401,764          1.70      0.40 - 0.90    23.03 - 25.75
                                   2005 3,464,106 10.45 - 14.05  42,457,559          1.59      0.40 - 0.90    12.24 - 13.24
MSF Russell 2000 Index             2009 2,972,133 12.21 - 17.49  47,243,288          2.05      0.45 - 0.90    24.88 - 26.01
  Investment Division              2008 2,979,566  9.77 - 13.88  37,446,370          1.26      0.45 - 0.90 (34.09) - (30.11)
                                   2007 2,975,863 14.83 - 20.87  56,244,600          0.91      0.45 - 0.90    (2.43) - 2.72
                                   2006 2,884,744 15.20 - 21.19  55,288,989          0.81      0.45 - 0.90    12.11 - 17.99
                                   2005 2,619,288 13.00 - 17.96  42,636,846          0.74      0.45 - 0.90      3.57 - 4.50
MSF Jennison Growth                2009 1,148,604  5.77 - 12.74  13,473,347          0.19             0.90    38.73 - 39.99
  Investment Division              2008 1,170,101   4.12 - 9.10   9,813,769          2.43             0.90 (37.00) - (26.98)
  (Commenced 5/1/2005)             2007 1,203,057  6.48 - 13.98  15,741,716          0.42             0.90    10.62 - 11.66
                                   2006 1,356,790  5.81 - 12.52  14,099,259            --      0.40 - 0.90      1.88 - 2.82
                                   2005 1,147,750  5.65 - 12.19  13,084,245            --      0.40 - 0.90    20.77 - 21.49
MSF BlackRock Strategic Value      2009 4,279,459 14.59 - 15.93  67,433,059          1.12             0.90    12.14 - 13.15
  Investment Division              2008 4,285,033 12.90 - 14.08  59,706,219          0.54             0.90 (38.96) - (35.81)
                                   2007 4,450,536 20.94 - 22.86 100,708,365          0.30             0.90   (4.30) - (3.41)
                                   2006 4,494,782 21.68 - 23.68 105,414,517          0.31      0.40 - 0.90    15.68 - 16.74
                                   2005 4,485,936 18.58 - 20.28  90,122,911            --      0.40 - 0.90      3.23 - 4.15
MSF MetLife Mid Cap Stock Index    2009 3,313,158 14.93 - 16.39  53,691,851          1.81             0.90    35.77 - 36.99
  Investment Division              2008 3,450,115 10.90 - 11.97  40,733,135          1.41             0.90 (36.75) - (35.42)
                                   2007 3,466,871 17.07 - 18.75  63,959,203          0.75             0.90      6.83 - 7.82
                                   2006 3,270,208 15.84 - 17.39  56,090,136          1.19      0.48 - 0.90     9.11 - 10.09
                                   2005 2,985,941 14.39 - 15.80  46,523,277          0.67      0.48 - 0.90    11.28 - 12.27
MSF Loomis Sayles Small Cap Growth 2009   592,149   8.22 - 9.52   5,593,368            --             0.90    28.77 - 38.63
  Investment Division              2008   579,322   5.93 - 7.33   4,206,928            --             0.90 (41.67) - (36.32)
                                   2007   569,953 11.73 - 12.46   7,040,049            --             0.90      3.53 - 4.53
                                   2006   538,941 11.33 - 11.92   6,368,294            --             0.90     9.07 - 10.05
                                   2005   474,966  8.20 - 10.83   5,108,051            --             0.90     3.72 - 10.71

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                      -------------------------------------- --------------------------------------------------
                                                    UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      --------- ----------------- ---------- ------------- ---------------- -------------------
MSF BlackRock Large Cap Value    2009 1,018,697     10.88 - 11.66 11,723,889          1.58             0.90    10.22 - 11.21
  Investment Division            2008   924,995      9.87 - 10.48  9,571,372          0.82             0.90 (35.46) - (30.94)
                                 2007   770,111     15.30 - 16.10 12,275,048          0.98             0.90      2.41 - 3.40
                                 2006   608,908      8.29 - 15.57  9,397,259          1.17             0.90    18.29 - 19.30
                                 2005   396,107     12.63 - 13.05  5,137,144          0.88             0.90      5.04 - 5.98
MSF Davis Venture Value          2009 1,661,533     11.63 - 38.43 52,773,242          1.57             0.90    30.80 - 31.99
  Investment Division            2008 1,580,625      8.81 - 29.12 38,001,762          1.34             0.90 (39.89) - (37.59)
                                 2007 1,479,707     14.53 - 42.17 58,550,244          0.77             0.90      3.65 - 4.56
                                 2006 1,301,427     13.90 - 40.33 49,859,713          0.85      0.40 - 0.90    13.55 - 14.62
                                 2005 1,739,984     12.13 - 35.19 43,993,114          0.65      0.40 - 0.90     9.32 - 10.30
MSF Loomis Sayles Small Cap Core 2009   116,312    12.58 - 278.66 14,825,414          0.28             0.90    29.08 - 30.25
  Investment Division            2008   116,157     9.66 - 213.94 11,034,259            --             0.90 (36.47) - (30.05)
                                 2007    98,083    15.07 - 333.74 15,771,472          0.08             0.90    10.90 - 11.90
                                 2006    78,273    13.47 - 298.24 12,333,660            --      0.40 - 0.90    15.64 - 16.72
                                 2005    39,978    11.54 - 255.61  8,114,417            --      0.40 - 0.90      6.00 - 6.96
MSF BlackRock Legacy Large Cap   2009   480,438      8.55 - 34.42  5,950,495          0.62             0.90    35.56 - 36.79
  Growth Investment Division     2008   413,693      6.25 - 25.16  3,786,888          0.43             0.90 (37.07) - (34.56)
                                 2007   265,094      9.85 - 14.78  3,824,550          0.19             0.90    17.60 - 18.77
                                 2006   190,308      8.29 - 12.45  2,269,333          0.16      0.48 - 0.90      3.23 - 4.13
                                 2005 1,201,181      7.96 - 11.96 10,109,046          0.39      0.48 - 0.90      6.05 - 7.00
MSF BlackRock Bond Income        2009 3,849,026     16.17 - 76.59 82,419,233          7.04      0.45 - 0.90      8.49 - 9.47
  Investment Division            2008 4,137,787     14.77 - 69.96 81,985,350          5.16      0.45 - 0.90   (4.31) - (3.43)
                                 2007 4,467,585     15.30 - 31.06 92,436,358          3.24      0.45 - 0.90     5.36 - 12.31
                                 2006 4,668,001     14.39 - 29.48 92,311,177          5.74      0.40 - 0.90    (2.17) - 4.43
                                 2005 5,010,744     13.78 - 28.49 94,693,129          3.93      0.40 - 0.90      1.50 - 2.41
MSF FI Value Leaders             2009   478,934      9.14 - 30.11  5,481,161          2.80             0.90    20.75 - 21.85
  Investment Division            2008   451,406      7.50 - 24.71  4,225,438          1.93             0.90 (39.49) - (34.25)
                                 2007   440,904     12.29 - 15.50  6,742,764          0.91             0.90      3.22 - 4.24
                                 2006   393,835     11.79 - 14.87  5,778,898          1.00      0.40 - 0.90    10.97 - 11.91
                                 2005   248,972     10.54 - 13.29  3,262,874          1.04      0.40 - 0.90     9.71 - 10.69
MSF Met/Artisan Mid Cap Value    2009   191,339    35.18 - 217.89 41,071,915          1.13             0.90    40.30 - 41.56
  Investment Division            2008   196,801    24.85 - 153.92 29,975,616          0.37             0.90 (46.49) - (42.81)
                                 2007   191,591   268.52 - 285.05 54,129,720          0.56             0.90   (7.67) - (6.84)
                                 2006   191,529   290.84 - 305.98 58,176,504          0.30             0.90    11.45 - 12.45
                                 2005   182,165   260.95 - 272.09 49,251,761          0.04             0.90      9.00 - 9.98
MSF Western Asset Management     2009 1,115,618     17.25 - 29.46 20,580,082          6.60             0.90    31.04 - 32.22
  Strategic Bond Opportunities   2008 1,106,833     13.17 - 22.28 15,464,462          4.07             0.90 (15.76) - (14.42)
  Investment Division            2007 1,117,386     15.63 - 16.60 18,372,006          2.67             0.90      3.10 - 4.08
                                 2006   998,939     15.16 - 15.95 15,802,133          4.79             0.90      3.38 - 4.33
                                 2005   843,296     14.56 - 15.19 12,708,706          3.01             0.90      1.92 - 2.83
MSF Western Asset Management     2009 1,063,071     14.38 - 21.41 16,359,270          4.49             0.90      3.40 - 4.33
  U.S. Government                2008 1,059,598     13.91 - 20.52 15,636,881          4.27             0.90   (1.23) - (0.36)
  Investment Division            2007 1,066,735     14.08 - 14.95 15,797,381          2.66             0.90      3.38 - 4.33
                                 2006   988,756     13.62 - 14.33 14,050,390          3.26             0.90      3.25 - 4.19
                                 2005   879,572     13.19 - 13.75 12,014,309          1.33             0.90      0.82 - 1.72

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                        -------------------------------------- --------------------------------------------------
                                                      UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                          LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        --------- ----------------- ---------- ------------- ---------------- -------------------
MSF BlackRock Money Market         2009 1,962,757     17.82 - 17.98 35,228,518          0.45             0.90    (0.48) - 0.42
  Investment Division              2008 3,533,477     17.90 - 17.91 63,265,014          2.81             0.90      1.92 - 2.84
                                   2007 3,638,086     17.41 - 17.57 63,398,057          4.94             0.90      4.15 - 5.07
                                   2006 3,575,759     16.57 - 16.87 59,328,821          4.81      0.40 - 0.90      3.86 - 4.82
                                   2005 1,760,759     12.92 - 16.24 28,027,973          2.78      0.40 - 0.90      1.97 - 2.89
MSF MFS Total Return               2009   580,613     11.70 - 60.20  7,134,157          4.19             0.90    17.54 - 18.60
  Investment Division              2008   469,855      9.95 - 50.76  4,861,537          3.50             0.90 (22.84) - (20.13)
                                   2007   418,473     12.90 - 13.33  5,549,510          1.97             0.90      3.45 - 4.39
                                   2006   297,430     12.47 - 12.77  3,781,921          3.21      0.40 - 0.90    11.19 - 12.18
                                   2005   190,293     11.21 - 11.68  2,159,396          1.64      0.40 - 0.90      2.20 - 7.66
MSF MetLife Conservative           2009   179,332    11.74 - 121.06  2,188,237          3.20             0.90    19.65 - 20.73
  Allocation Investment Division   2008   133,696      9.82 - 10.14  1,350,130          1.41             0.90 (14.87) - (13.89)
  (Commenced 5/1/2005)             2007    66,558     11.53 - 11.81    784,035            --             0.90      4.82 - 5.73
                                   2006    44,128     11.00 - 11.17    492,252          2.90             0.90      6.27 - 7.27
                                   2005    11,372     10.35 - 10.41    118,225          0.63             0.90      3.51 - 4.13
MSF MetLife Conservative to        2009   443,689    11.47 - 118.05  5,262,543          3.27             0.90    22.89 - 24.00
  Moderate Allocation              2008   336,506       9.33 - 9.64  3,218,477          1.34             0.90 (22.11) - (20.23)
  Investment Division              2007   244,254     11.98 - 12.27  2,977,400            --             0.90      4.08 - 5.05
  (Commenced 5/1/2005)             2006   161,903     11.51 - 11.68  1,884,052          2.36             0.90      8.80 - 9.74
                                   2005    54,464     10.58 - 10.64    578,511          0.77             0.90      5.80 - 6.43
MSF MetLife Moderate Allocation    2009 2,488,914    11.09 - 114.33 28,790,175          3.09             0.90    25.71 - 26.84
  Investment Division              2008 2,031,439      8.82 - 90.36 18,535,109          1.08             0.90 (29.06) - (26.51)
  (Commenced 5/1/2005)             2007 1,452,241     12.44 - 12.74 18,395,945          0.19             0.90      3.58 - 4.51
                                   2006   775,138     12.01 - 12.19  9,406,274          1.48             0.90    11.20 - 12.19
                                   2005   133,610     10.80 - 10.87  1,449,435          0.83             0.90      8.02 - 8.66
MSF MetLife Moderate to Aggressive 2009 4,732,679    10.68 - 110.06 52,449,221          2.75             0.90    28.27 - 29.43
  Allocation Investment Division   2008 3,956,910       8.33 - 8.61 33,871,944          0.84             0.90 (35.55) - (32.36)
  (Commenced 5/1/2005)             2007 2,499,351     12.92 - 13.23 32,935,899          0.19             0.90      3.19 - 4.09
                                   2006 1,098,433     12.52 - 12.71 13,918,465          1.07             0.90    13.54 - 14.57
                                   2005   212,022     11.03 - 11.09  2,349,403          0.77             0.90    10.28 - 10.94
MSF MetLife Aggressive Allocation  2009   993,895    10.23 - 105.27 10,645,616          2.32             0.90    30.74 - 31.92
  Investment Division              2008   851,068      7.82 - 80.06  6,897,699          0.76             0.90 (40.83) - (37.15)
  (Commenced 5/1/2005)             2007   608,756     13.22 - 13.54  8,191,098          0.22             0.90      2.56 - 3.52
                                   2006   225,274     12.89 - 13.08  2,934,559          0.67             0.90    15.05 - 16.04
                                   2005    40,224     11.20 - 11.27    452,673          0.73             0.90    12.05 - 12.72
Janus Aspen Janus                  2009   718,894              9.22  6,630,451          0.54               --            36.35
  Investment Division              2008   685,791              6.76  4,638,873          0.74               --           (39.71)
                                   2007   643,417             11.22  7,219,885          0.74               --            15.08
                                   2006   595,051              9.75  5,801,609          0.49      0.48 - 0.60            11.38
                                   2005   563,653              8.75  4,934,074          0.33      0.48 - 0.60             4.29
Janus Aspen Balanced               2009    99,381             15.00  1,490,464          2.93               --            25.58
  Investment Division              2008    20,633             11.94    246,409          3.65               --           (16.08)
                                   2007     5,625             14.23     80,035          3.00               --            10.31
                                   2006       179             12.90      2,311          1.92             0.48            10.41
                                   2005       187             11.68      2,186          2.07             0.60             7.66

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                   AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------ -------------------------------------------------
                                                       UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                           LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                             UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                           ------- ----------------- ---------- ------------- ---------------- ------------------
Janus Aspen Forty Investment Division 2009  61,130             15.56    950,941          0.01               --           46.01
  (Commenced 5/3/2004 and began       2008  45,182             10.65    475,295          0.01               --          (44.31)
  transactions in 2006)               2007  27,126             19.13    518,927          0.25               --           36.64
                                      2006   7,954             14.00    111,362          0.14             0.48            9.11
Janus Aspen Overseas                  2009   3,135             26.19     82,093          0.46               --           79.07
  Investment Division                 2008   1,777             14.62     25,984            --               --          (52.68)
  (Commenced 4/28/2008)
Janus Aspen Perkins Mid Cap Value     2009  93,285             15.04  1,402,749          0.44               --           32.92
  Investment Division                 2008  13,293             11.31    150,387          0.81               --          (28.41)
  (Commenced 4/28/2008)
AIM V.I. Global Real Estate           2009  59,960             25.13  1,506,522            --               --           31.53
  Investment Division                 2008  76,172             19.10  1,455,085          5.47               --          (44.65)
                                      2007  74,508             34.51  2,571,266          5.97               --          (12.34)
                                      2006  70,179             39.37  2,762,613          1.18      0.40 - 0.60           42.62
                                      2005  63,997             27.61  1,747,819          1.18      0.40 - 0.60           15.46
AIM V.I. International Growth         2009   1,080             17.00     18,360          1.38               --           35.24
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
FTVIPT Templeton Foreign Securities   2009 520,792             15.24  7,935,141          3.61               --           37.34
  Investment Division                 2008 527,866             11.09  5,856,168          2.58               --          (40.23)
                                      2007 504,436             18.56  9,363,624          2.07               --           15.78
                                      2006 471,719             16.03  7,566,317          1.35      0.48 - 0.60           21.69
                                      2005 488,477             13.17  6,438,080          1.22      0.48 - 0.60           10.48
FTVIPT Mutual Global                  2009  54,588             16.17    882,515          0.75               --           23.31
  Discovery Securities                2008 140,006             13.11  1,835,518          2.51               --          (28.44)
  Investment Division                 2007  93,103             18.32  1,706,062          1.59               --           11.84
                                      2006  54,880             16.38    899,109          0.99      0.40 - 0.48           23.03
                                      2005   9,138             13.31    121,664          1.34      0.40 - 0.48           15.97
FTVIPT Templeton Global Bond          2009     204             18.12      3,704            --               --           95.55
  Securities Investment Division
  (Commenced 5/4/2009)
AllianceBernstein Global Thematic     2009  25,043              5.17    129,504            --               --           53.14
  Growth Investment Division          2008  14,644              3.38     49,447            --               --          (47.48)
                                      2007   8,261              6.43     53,097            --               --           19.96
                                      2006  11,769              5.36     63,091            --      0.40 - 0.60            8.36
                                      2005   8,553              4.95     42,308            --      0.40 - 0.60            3.65
AllianceBernstein Intermediate Bond   2009   2,242             12.62     28,308          4.18               --           18.20
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------ --------------------------------------------------
                                                   UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS    HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        --------- -------------- ----------- ------------- ---------------- -------------------
Fidelity VIP Contrafund            2009   332,757          11.99   3,988,185          1.48               --            35.66
  Investment Division              2008   218,160           8.83   1,927,330          0.90               --           (42.60)
                                   2007   188,529          15.39   2,902,318          0.91               --            11.44
                                   2006   151,404          13.81   2,091,319          1.15      0.40 - 0.60            11.57
                                   2005    74,414          12.38     921,114          0.21      0.40 - 0.60            16.85
Fidelity VIP Asset Manager: Growth 2009   181,097           9.51   1,722,435          1.60               --            32.79
  Investment Division              2008   126,890           7.16     908,867          1.87               --           (35.88)
                                   2007   112,746          11.17   1,259,390          4.07               --            18.83
                                   2006   102,160           9.40     958,076          1.87             0.48             6.89
                                   2005    80,752           8.79     708,401          2.58             0.48             3.79
Fidelity VIP Investment Grade Bond 2009    18,087          12.93     233,950         10.75               --            15.67
  Investment Division              2008     3,908          11.18      43,701          1.19               --            (3.35)
                                   2007    73,675          11.57     852,372          0.68               --             4.23
                                   2006     3,341          11.10      36,978          4.18      0.40 - 0.48             4.28
                                   2005     3,156          10.64      33,484          2.35      0.40 - 0.48             2.08
Fidelity VIP Equity-Income         2009    23,778          10.34     245,766          1.95               --            30.03
  Investment Division              2008    72,691           7.95     577,801          1.89               --           (42.69)
                                   2007    87,700          13.87   1,216,664          3.23               --            (0.93)
                                   2006    30,951          14.00     433,176          3.96      0.40 - 0.48            20.07
                                   2005     2,190          11.66      25,408          1.05      0.40 - 0.48             5.76
Fidelity VIP High Income           2009     3,001          13.63      40,915         26.74               --            43.96
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
Fidelity VIP Mid Cap               2009    10,051          21.48     215,869          0.29               --            39.75
  Investment Division              2008     2,071          15.37      31,825          0.15               --           (46.25)
  (Commenced 4/28/2008)
Fidelity VIP Freedom 2010          2009     1,541   9.44 - 12.05      14,548          3.32             0.45    23.72 - 24.27
  Investment Division              2008     3,089    7.63 - 9.69      23,569          6.53             0.45 (23.71) - (23.48)
  (Commenced 4/28/2008)
Fidelity VIP Freedom 2020          2009    56,341   8.91 - 11.94     648,511          4.16             0.45    28.40 - 28.97
  Investment Division              2008     4,617    6.94 - 9.26      37,721          4.51             0.45 (30.60) - (30.39)
  (Commenced 4/28/2008)
Fidelity VIP Freedom 2030          2009     3,665   8.43 - 11.50      31,738          2.47             0.45    31.07 - 31.66
  Investment Division              2008     3,324    6.43 - 8.74      21,387          6.89             0.45 (35.65) - (35.46)
  (Commenced 4/28/2008)
American Funds Growth              2009 1,419,237 17.62 - 192.80 109,197,492          0.67             0.90    38.16 - 39.41
  Investment Division              2008 1,382,286 12.64 - 138.29  76,515,292          0.86             0.90  (44.47) - 27.72
                                   2007 1,218,654 94.52 - 100.35 121,273,017          0.82             0.90    11.33 - 12.35
                                   2006 1,094,384  84.90 - 89.32  97,034,740          0.86             0.90     9.24 - 10.22
                                   2005   898,134  77.72 - 81.04  72,331,242          0.74             0.90    15.16 - 16.19

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------- --------------------------------------------------
                                                        UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                            LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                              UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                          --------- ----------------- ---------- ------------- ---------------- -------------------
American Funds Growth-Income         2009 1,491,242    41.56 - 136.83 66,537,414          1.65             0.90    30.07 - 31.24
  Investment Division                2008 1,461,879    31.95 - 104.26 49,610,668          1.79             0.90 (38.41) - (35.35)
                                     2007 1,381,044     51.88 - 55.07 75,370,228          1.59             0.90      4.11 - 5.04
                                     2006 1,228,077     49.83 - 52.43 63,898,091          1.68             0.90    14.17 - 15.21
                                     2005 1,035,047     43.64 - 45.51 46,794,725          1.44             0.90      4.89 - 5.83
American Funds Global Small          2009 2,152,577     24.42 - 30.34 56,054,284          0.29             0.90    59.85 - 61.30
  Capitalization Investment Division 2008 2,098,117     15.27 - 18.81 33,880,750            --             0.90 (53.94) - (48.89)
                                     2007 1,945,062     33.16 - 35.20 67,615,279          3.01             0.90    20.32 - 21.42
                                     2006 1,521,701     27.56 - 28.99 43,642,742          0.46             0.90    22.97 - 24.05
                                     2005 1,088,603     22.41 - 23.37 25,231,190          0.89             0.90    24.24 - 25.35
American Funds Bond                  2009   335,183     10.81 - 18.79  3,760,642          3.37             0.90    11.60 - 12.61
  Investment Division                2008   317,147      9.69 - 16.69  3,143,128          5.80             0.90  (10.12) - (9.37)
  (Commenced 5/1/2006)               2007   291,647     10.78 - 10.95  3,182,415         10.03             0.90      6.52 - 7.56
                                     2006    63,414     10.12 - 10.18    644,176          0.87             0.90      1.20 - 1.80
American Funds International         2009    17,214             27.03    465,344          1.51               --            43.07
  Investment Division                2008     2,335             18.89     44,134          2.51               --           (39.19)
  (Commenced 4/28/2008)
American Funds U.S.                  2009     4,564             19.77     90,231          3.32               --             2.50
  Government/AAA Rated Securities    2008     1,808             19.29     34,883          2.26               --             6.61
  Investment Division
  (Commenced 4/28/2008)
MIST T. Rowe Price Mid Cap Growth    2009 1,754,850      8.93 - 14.35 16,772,681            --             0.90    44.54 - 45.85
  Investment Division                2008 1,702,757       6.18 - 9.87 11,162,717          0.07             0.90 (40.16) - (37.28)
                                     2007 1,587,296     10.32 - 16.38 17,384,199          0.21             0.90    16.74 - 17.85
                                     2006 1,338,870      8.84 - 13.92 12,401,292            --      0.60 - 0.90      5.66 - 6.60
                                     2005 1,132,034      8.37 - 13.11  9,817,802            --      0.60 - 0.90    13.85 - 14.87
MIST MFS Research International      2009   885,756     13.14 - 15.26 13,178,754          3.35             0.90    30.75 - 31.93
  Investment Division                2008   870,603      9.99 - 11.57  9,814,566          2.06             0.90 (42.78) - (41.00)
                                     2007   695,827     17.33 - 20.03 13,629,924          1.44             0.90    12.59 - 13.61
                                     2006   566,593     15.30 - 17.63  9,803,525          1.59             0.90    25.80 - 26.90
                                     2005   294,107     12.09 - 13.89  4,058,072          0.63             0.90     6.38 - 16.77
MIST PIMCO Total Return              2009 2,378,221     16.46 - 17.80 41,820,317          7.36             0.90    17.33 - 18.39
  Investment Division                2008 2,287,745     14.03 - 15.03 34,041,059          3.92             0.90    (1.28) - 0.61
                                     2007 2,175,489     14.07 - 14.94 32,210,481          3.46             0.90      6.91 - 7.87
                                     2006 2,039,385     13.16 - 13.85 28,016,253          2.73             0.90      3.85 - 4.81
                                     2005 1,849,249     12.67 - 13.21 24,263,960          0.06             0.90      1.55 - 2.46
MIST RCM Technology                  2009 2,111,049       5.87 - 6.34 13,221,048            --             0.90    57.74 - 59.17
  Investment Division                2008 1,806,845       3.72 - 3.99  7,121,496         13.07             0.90 (44.79) - (37.82)
                                     2007 1,867,295       6.74 - 7.15 13,231,277            --             0.90    30.62 - 31.68
                                     2006 1,395,573       5.16 - 5.43  7,523,569            --             0.90      4.51 - 5.47
                                     2005 1,334,943       4.94 - 5.15  6,824,691            --             0.90    10.36 - 11.35
MIST Lord Abbett Bond Debenture      2009 1,300,112     17.61 - 26.05 26,033,742          7.18      0.45 - 0.90    35.89 - 37.12
  Investment Division                2008 1,205,110     12.96 - 19.00 17,548,678          4.38      0.45 - 0.90 (19.13) - (18.40)
                                     2007 1,249,287     16.02 - 19.29 22,262,379          5.32      0.45 - 0.90     5.88 - 14.15
                                     2006 1,162,806     14.77 - 18.05 19,368,414          6.71      0.40 - 0.90      1.42 - 9.34
                                     2005 1,085,144     13.96 - 16.51 16,531,209          4.70      0.40 - 0.90      0.90 - 1.81

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------------- --------------------------------------------------
                                                     UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                         LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       --------- ----------------- ---------- ------------- ---------------- -------------------
MIST Lazard Mid Cap               2009   362,314     11.09 - 14.71  4,569,758          1.34             0.90    35.92 - 37.14
  Investment Division             2008   371,732      8.11 - 10.73  3,422,640          1.17             0.90 (38.70) - (36.07)
                                  2007   340,316     13.14 - 15.10  5,084,696          0.63             0.90   (3.37) - (2.45)
                                  2006   261,764     14.85 - 15.48  4,020,887          0.52             0.90     6.62 - 14.86
                                  2005   226,296     11.78 - 13.48  3,034,264          0.41             0.90      7.44 - 8.40
MIST Met/AIM Small Cap Growth     2009   268,049     12.01 - 14.58  3,392,636            --             0.90    33.01 - 34.21
  Investment Division             2008   230,618      9.03 - 10.86  2,187,257            --             0.90 (38.73) - (34.43)
                                  2007   208,985     14.84 - 15.62  3,233,322            --             0.90    10.42 - 11.41
                                  2006   170,794     13.44 - 14.02  2,376,804            --             0.90     3.77 - 13.93
                                  2005   129,221     11.71 - 12.31  1,587,237            --             0.90     7.63 - 10.16
MIST Harris Oakmark International 2009 1,439,875     17.38 - 18.61 26,459,351          7.87             0.90    54.07 - 55.46
  Investment Division             2008 1,337,674     11.28 - 11.97 15,844,670          1.96             0.90 (41.26) - (37.26)
                                  2007 1,335,770     19.20 - 20.20 26,700,786          0.89             0.90   (1.74) - (0.83)
                                  2006 1,060,490     19.54 - 20.37 21,411,537          2.33             0.90    28.05 - 29.18
                                  2005   636,793     15.26 - 15.77  9,973,856          0.16             0.90    13.47 - 14.48
MIST Legg Mason Partners          2009   918,435       6.11 - 7.30  6,533,459          0.12             0.90    32.26 - 33.45
  Aggressive Growth               2008   929,444       4.59 - 5.47  4,956,827          0.01             0.90 (39.49) - (36.35)
  Investment Division             2007   893,124       7.54 - 8.82  7,804,601          0.22             0.90      1.71 - 2.56
                                  2006   908,926       7.37 - 8.60  7,744,433            --      0.48 - 0.90   (2.53) - (1.60)
                                  2005   844,525       7.50 - 8.74  7,322,996            --      0.48 - 0.90    12.83 - 13.84
MIST Lord Abbett Growth and       2009   585,353              8.82  5,163,011          2.45               --            18.67
  Income Investment Division      2008   569,914      7.43 - 48.32  4,235,811          1.80               -- (36.20) - (32.76)
                                  2007   539,972             11.65  6,289,386          1.00               --             4.02
                                  2006   523,423             11.20  5,861,368          0.03      0.40 - 0.60            18.05
                                  2005   342,402      9.49 - 12.19  4,160,587          0.10      0.40 - 0.60      3.68 - 4.62
MIST Clarion Global Real Estate   2009 1,332,507     13.00 - 13.68 18,066,465          3.50             0.90    33.91 - 35.12
  Investment Division             2008 1,247,223      9.71 - 10.12 12,525,455          2.00             0.90 (44.73) - (41.56)
                                  2007 1,071,638     16.76 - 17.32 18,432,903          1.09             0.90 (15.57) - (14.81)
                                  2006   939,464     19.85 - 20.33 18,987,194          1.01      0.40 - 0.90    36.70 - 37.93
                                  2005   503,432     14.52 - 14.74  7,394,991            --      0.40 - 0.90    12.60 - 13.61
MIST Van Kampen Mid Cap Growth    2009    23,317     13.14 - 14.13    306,427            --               --    57.27 - 57.83
  Investment Division             2008     1,987       8.35 - 8.96     16,600          1.36               -- (46.77) - (43.85)
  (Commenced 5/3/2004 and began   2007     2,000             15.69     31,371            --               --            23.52
  transactions in 2007)
MIST Lord Abbett Mid Cap Value    2009     9,319             11.11    103,521          2.10               --            26.53
  Investment Division             2008    10,463              8.78     91,851          0.25               --           (38.78)
                                  2007     4,638             14.34     66,500          0.94               --             0.63
                                  2006     2,988             14.25     42,580          0.54      0.48 - 0.60            12.16
                                  2005     2,543             12.71     32,304          0.86      0.48 - 0.60             8.05
MIST Third Avenue Small Cap       2009    66,457             13.56    900,994          0.62               --            26.45
  Value Investment Division       2008    22,742             10.72    243,831          0.70               --           (29.73)
                                  2007    24,943             15.28    381,064          0.85               --            (2.98)
                                  2006    17,494             15.75    275,584          0.11      0.48 - 0.60            13.11
                                  2005     2,073             13.92     28,860            --      0.40 - 0.60            15.48

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------- --------------------------------------------------
                                                    UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                             UNITS    HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        ---------- -------------- ----------- ------------- ---------------- -------------------
MIST Oppenheimer Capital           2009    155,544   9.02 - 10.61   1,631,638            --             0.90    42.73 - 44.02
  Appreciation Investment Division 2008    114,986    6.26 - 7.37     841,297          3.67             0.90 (46.29) - (43.37)
  (Commenced 5/1/2005)             2007     70,634  13.27 - 13.59     955,427          0.11             0.90    13.42 - 14.49
                                   2006     27,796  11.70 - 11.87     329,300          0.26             0.90      6.88 - 7.78
                                   2005     10,588  10.95 - 11.01     116,310          0.13             0.90      9.21 - 9.86
MIST Legg Mason Value Equity       2009    615,613    6.18 - 7.17   4,100,190          1.81             0.90    36.55 - 37.79
  Investment Division              2008    576,603    4.53 - 5.20   2,788,353          0.32             0.90 (54.82) - (47.12)
  (Commenced 5/1/2006)             2007    511,093  10.02 - 11.42   5,435,902            --             0.90   (6.62) - (5.70)
                                   2006    490,888  10.73 - 12.11   5,537,660          0.16      0.48 - 0.90     7.73 - 27.65
MIST SSgA Growth ETF               2009    181,473   9.61 - 10.74   1,789,007          1.53             0.90    28.34 - 29.51
  Investment Division              2008     59,898    7.48 - 8.29     457,331          1.65             0.90 (33.42) - (30.82)
  (Commenced 5/1/2006)             2007     56,164  11.24 - 11.41     639,459            --             0.90      4.95 - 5.94
                                   2006     16,395  10.71 - 10.77     176,315          2.52             0.90      7.10 - 7.70
MIST SSgA Growth and Income ETF    2009    149,333  10.31 - 11.31   1,581,109          1.61             0.90    23.84 - 24.96
  Investment Division              2008     39,742    8.33 - 9.05     336,449          1.95             0.90 (25.54) - (23.99)
  (Commenced 5/1/2006)             2007     30,551  11.18 - 11.35     345,473            --             0.90      4.78 - 5.78
                                   2006     10,875  10.67 - 10.73     116,548          3.14             0.90      6.70 - 7.30
MIST PIMCO Inflation               2009    618,801  12.12 - 14.47   7,734,444          3.75             0.90    17.31 - 18.37
  Protected Bond                   2008    523,888  10.33 - 12.23   5,523,166          3.28             0.90   (9.73) - (6.61)
  Investment Division              2007     80,592  11.16 - 11.33     911,539          1.27             0.90    10.06 - 11.08
  (Commenced 5/1/2006)             2006     12,722  10.14 - 10.20     129,728            --             0.90      1.40 - 2.00
MIST BlackRock Large Cap Core      2009 14,107,746   7.50 - 32.93 291,577,776          1.61      0.45 - 0.90    18.37 - 19.43
  Investment Division              2008 14,670,780   6.31 - 27.82 258,799,279          0.70      0.45 - 0.90 (37.68) - (31.87)
   (Commenced 4/30/2007)           2007 15,352,126  10.08 - 44.64 436,975,682            --      0.45 - 0.90      0.80 - 6.77
MIST Janus Forty                   2009  1,122,196 10.08 - 323.68  12,100,411            --             0.90    41.93 - 43.21
  Investment Division              2008    943,170  7.10 - 226.02   6,915,393          4.58             0.90 (44.68) - (41.84)
  (Commenced 4/30/2007)            2007    281,380  12.33 - 12.40   3,487,948            --             0.90    23.30 - 24.00
MIST Dreman Small Cap Value        2009      1,271          13.49      17,136            --               --            29.09
  Investment Division              2008         11          10.45         120            --               --           (25.08)
  (Commenced 4/28/2008)
MIST American Funds                2009     23,102           9.21     212,728            --               --            30.06
  Balanced Allocation              2008      1,427           7.08      10,107          5.25               --           (29.27)
  Investment Division
  (Commenced 4/28/2008)
MIST American Funds                2009     15,564           8.67     134,986            --               --            34.36
  Growth Allocation                2008      2,439           6.45      15,747          8.38               --           (35.51)
  Investment Division
  (Commenced 4/28/2008)
MIST American Funds                2009      9,961           9.63      95,893            --               --            23.90
  Moderate Allocation              2008        593           7.77       4,607          6.80               --           (22.46)
  Investment Division
  (Commenced 4/28/2008)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------ -------------------------------------------------
                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                     ------- ----------------- ---------- ------------- ---------------- ------------------
MIST Met/Franklin Income        2009   5,364             10.35     55,505            --               --           28.05
  Investment Division           2008   2,408              8.08     19,461          4.29               --          (19.19)
  (Commenced 4/28/2008)
MIST Met/Franklin Mutual Shares 2009   2,904              8.36     24,280            --               --           25.15
  Investment Division           2008   1,208              6.68      8,064          3.53               --          (33.20)
  (Commenced 4/28/2008)
MIST Met/Franklin               2009  21,298              9.16    195,055            --               --           28.84
  Templeton Founding Strategy   2008   1,503              7.11     10,681          7.79               --          (28.92)
  Investment Division
  (Commenced 4/28/2008)
MIST Met/Templeton Growth       2009   2,173              8.83     19,197          0.02               --           33.08
  Investment Division           2008     480              6.64      3,188          1.08               --          (33.62)
  (Commenced 4/28/2008)
MIST Pioneer Fund               2009  20,277             11.79    239,136            --               --           17.93
  Investment Division
  (Commenced 5/4/2009)
American Century VP Vista       2009  13,115             11.17    146,455            --               --           22.47
  Investment Division           2008   8,686              9.12     79,193            --               --          (48.63)
                                2007   1,642             17.75     29,133            --               --           39.76
                                2006   1,963             12.70     24,927            --             0.40            9.03
                                2005   1,252             11.65     14,583            --             0.40            8.13
Delaware VIP Small Cap Value    2009  16,198             14.08    228,031          1.34               --           31.56
  Investment Division           2008  59,279             10.70    634,305          0.47               --          (30.06)
                                2007  67,044             15.30  1,025,844          0.21               --           (6.82)
                                2006  31,911             16.42    524,104          0.02             0.48           15.86
                                2005   9,876             14.17    139,966          0.26             0.48           17.85
Dreyfus VIF International Value 2009  21,676             13.46    291,742          3.77               --           30.67
  Investment Division           2008  33,156             10.30    341,560          2.14               --          (37.50)
                                2007  42,550             16.48    701,093          1.66               --            3.97
                                2006  45,198             15.85    716,432            --      0.40 - 0.48           22.35
                                2005  14,559             12.95    188,477            --      0.40 - 0.48           11.69
Goldman Sachs Mid Cap Value     2009  27,552             11.92    328,341          1.09               --           33.15
  Investment Division           2008 102,102              8.95    913,808          1.06               --          (37.33)
                                2007  84,789             14.28  1,210,921          1.16               --           (0.70)
                                2006  18,361             14.38    263,966          1.82      0.40 - 0.48           16.17
                                2005   3,769             12.38     46,646          0.91      0.40 - 0.48           12.83
Goldman Sachs Structured        2009   7,623              9.25     70,508          1.46               --           27.67
  Small Cap Equity              2008   6,818              7.24     49,396          0.66               --          (33.96)
  Investment Division           2007  12,264             10.97    134,527          0.51               --          (17.46)
                                2006   6,743             13.29     89,590          0.87             0.48           12.30
                                2005   4,239             11.83     50,166          0.45             0.48            6.07

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------ -------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                         UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                       ------- ----------------- ---------- ------------- ---------------- ------------------
MFS VIT High Income               2009   9,209             12.80    117,897          1.48               --           45.22
  Investment Division             2008     354              8.82      3,111         10.38               --          (28.67)
                                  2007   1,776             12.36     21,944          9.79               --            1.56
                                  2006   6,738             12.17     82,011          5.42      0.40 - 0.48            9.98
                                  2005   6,238             11.07     69,027         11.32      0.40 - 0.48            2.05
MFS VIT Global Equity             2009   5,543             14.23     78,884          2.04               --           31.80
  Investment Division             2008   5,386             10.80     58,159          0.76               --          (33.95)
                                  2007   3,948             16.35     64,569          1.71               --            8.93
                                  2006   1,789             15.01     26,856            --      0.40 - 0.48           24.04
                                  2005      --                --         --            --               --              --
MFS VIT New Discovery             2009     396             12.70      5,029            --               --           62.92
  Investment Division             2008     249              7.80      1,942            --               --          (39.52)
  (Commenced 5/3/2004 and began   2007     253             12.89      3,269            --               --            2.25
  transactions in 2007)
MFS VIT Value Investment Division 2009   5,803             12.75     74,001          1.24               --           22.45
  (Commenced 5/3/2004 and began   2008   6,081             10.41     63,334          6.73               --          (32.72)
  transactions in 2007)           2007   2,966             15.48     45,933            --               --            7.56
Van Kampen LIT Government         2009   7,019             12.11     85,035          6.08               --            0.86
  Investment Division             2008   2,625             12.01     31,526          5.03               --            1.53
                                  2007   1,920             11.83     22,716          5.06               --            6.96
                                  2006   1,342             11.06     14,833          4.52             0.40            3.14
                                  2005   1,272             10.72     13,636            --             0.40            3.28
Wells Fargo VT Total Return Bond  2009  39,845             13.42    534,737          4.42               --           12.00
  Investment Division             2008  15,329             11.98    183,674          4.82               --            2.41
                                  2007   9,697             11.70    113,479          4.64               --            6.17
                                  2006   5,553             11.02     61,191          4.43             0.40            3.79
                                  2005   1,620             10.62     17,199          3.06             0.40            1.90
Wells Fargo VT Money Market       2009 104,453             11.54  1,205,652          0.15               --            0.11
  Investment Division             2008 181,207             11.53  2,089,402          2.24               --            2.31
  (Commenced 5/3/2004 and began   2007 181,995             11.27  2,051,734          4.42               --            4.64
  transactions in 2006)           2006  91,188             10.77    982,114          2.41             0.40            4.39
Pioneer VCT Emerging Markets      2009  37,577             20.55    772,123          0.96               --           74.02
  Investment Division             2008  13,031             11.81    153,859            --               --          (55.11)
  (Commenced 4/28/2008)
Pioneer VCT Mid Cap Value         2009     586             36.55     21,403            --               --           25.58
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
Royce Small-Cap                   2009   4,703             12.43     58,471            --               --           35.20
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                             AS OF DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                      ----------------------------------- ----------------------------------------------
                                                 UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3) TOTAL RETURN(4)
                                                     LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                       UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                      ------ ----------------- ---------- ------------- ---------------- ---------------
UIF Emerging Markets Debt        2009    223             25.82      5,747          2.19               --           30.21
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
UIF Emerging Markets Equity      2009    442             12.76      5,643            --               --           69.84
  Investment Division
  (Commenced 4/28/2008 and began
  transactions in 2009)
PIMCO VIT Low Duration           2009 66,450             11.06    734,746          1.55               --           10.57
  Investment Division
  (Commenced 5/4/2009)

(1) The Company sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, if any, within the underlying portfolio, series, or fund of the Trusts which may have unique investment income ratios.

(3) These amounts represent the annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Investment Division.

This page is intentionally left blank.

                                EQUITY OPTIONS

    EQUITY ADDITIONS (VARIABLE ADDITIONAL INSURANCE DIVIDEND OPTION) EQUITY
                 ENRICHER (VARIABLE ADDITIONAL BENEFITS RIDER)

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                  MAY 1, 2010

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated April 28, 2008 as supplemented May 1, 2009 and should be read in conjunction therewith. A copy of the prospectus for Equity Options may be obtained by writing to Metlife, P.O. Box 543, Warwick, RI 02887-0543. YOU MAY OBTAIN PROSPECTUSES FOR THE PORTFOLIOS BY CALLING 1-800-638-5000.


                                     SAI-1

                               TABLE OF CONTENTS

      The Company and the Separate Account......................... SAI-3
      Distribution of the Policies that Include the Equity Options. SAI-3
      Commissions.................................................. SAI-3
      Income Plans................................................. SAI-3
      Potential Conflicts of Interest.............................. SAI-4
      Limits to MetLife's Right to Challenge the Policy............ SAI-4
      Misstatement of Age or Sex................................... SAI-4
      Reports...................................................... SAI-4
      Performance Data............................................. SAI-5
      Personalized Illustrations................................... SAI-5
      Independent Registered Public Accounting Firm................ SAI-5
      Financial Statements......................................... SAI-6

                                     SAI-2

                     THE COMPANY AND THE SEPARATE ACCOUNT

MetLife is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, provides insurance and other financial services to individual and group customers.

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Equity Options described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

         DISTRIBUTION OF THE POLICIES THAT INCLUDE THE EQUITY OPTIONS

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Equity Options. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the "34 Act") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). Beginning January 1, 2009, new Equity Options are no longer sold.

We offered the Equity Options through licensed life insurance sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate, or with our other affiliated broker-dealers, New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. MSI and our other affiliated broker-dealers are registered with the SEC as broker-dealers under the 34 Act and are also members of FINRA. We also offered the Equity Options through licensed life insurance sales representatives associated with unaffiliated broker-dealers with which MLIDC enters into a selling agreement.

                                  COMMISSIONS

We do not pay commissions for the sale of the Equity Additions. MLIDC received sales compensation with respect to the sale of Equity Enricher in the following amounts:


                                               AGGREGATE AMOUNT OF
                        AGGREGATE AMOUNT OF   COMMISSIONS RETAINED
                        COMMISSIONS PAID TO   BY DISTRIBUTOR AFTER
           FISCAL YEAR     DISTRIBUTOR*     PAYMENTS TO SELLING FIRMS
           -----------  ------------------- -------------------------
              2009.....       $11,800                  $0
              2008.....       $16,500                  $0
              2007.....       $13,200                  $0
                              -------                  --

--------

* Prior to May 1, 2007, we served as principal underwriter and distributor of the Equity Enricher. As such, we paid commissions in the amount of, $7,500 (for 1/1/07--4/30/07).


                                 INCOME PLANS

Generally, you can receive the Policy's insurance proceeds or amounts paid upon surrender of your Policy or your Equity Option under an income plan instead of in a lump sum. Before you choose an income plan you should consider:

.. The tax consequences associated with insurance or surrender proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

.. That your Policy or Equity Options will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully

                                     SAI-3
 review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.

.. The rates of return that we credit under these plans are not based on any of the Portfolios.

Generally, we currently make the following income plans available:

             .  Interest income         .  Installment Income for
                                           a Stated Period
             .  Installment Income for  .  Single Life
                a Stated Amount            Income-Guaranteed
                                           Payment Period
             .  Joint and Survivor      .  Single Life
                Life Income                Income-Guaranteed
                                           Return

                        POTENTIAL CONFLICTS OF INTEREST

The Portfolio's Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Investment Division from the Portfolio(s), if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

               LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY

We will not contest your Policy after two years from the base policy's issue or reinstatement (excluding riders added later).

                          MISSTATEMENT OF AGE OR SEX

We will adjust benefits to reflect the correct age and sex of the insured, if this information is not correct in any Policy application.

                                    REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:

..  Transactions between an Equity Option and another part of the Policy.

..  Transfers between investment divisions.

..  Partial withdrawals.

..  Loan amounts you request.

..  Premium payments.

If your premium payments are made through preauthorized checking arrangement or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement within 30 days after a Policy year. The statement will summarize the year's transactions and include information on:

..  Deductions and charges.

..  Status of the death benefit.

                                     SAI-4

..  Cash values.

..  Amounts in each investment division you are using.

..  Status of Policy loans.

..  Automatic loans to pay interest.

..  Information on your modified endowment contract status (if applicable).

We will also send you a Fund's annual and semi-annual reports to shareholders.

                               PERFORMANCE DATA

We may provide information concerning the historical investment experience of the investment divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and mortality and expense risk charges, which can significantly reduce the return to the Equity Options owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding investment division.

                          PERSONALIZED ILLUSTRATIONS


We may provide personalized illustrations showing how the Equity Options work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit and cash value for the Equity Options could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                                     SAI-5

                             FINANCIAL STATEMENTS

The financial statements of MetLife are attached to this Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy and the Equity Options.

                                     SAI-6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 26, 2010

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2009       2008
                                                                --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $145,439 and $135,428,
     respectively)............................................  $144,649   $122,229
  Equity securities available-for-sale, at estimated fair
     value (cost: $2,191 and $2,931, respectively)............     2,116      2,298
  Trading securities, at estimated fair value (cost: $451 and
     $281, respectively)......................................       471        277
  Mortgage loans (net of valuation allowances of $594 and
     $244, respectively)......................................    40,620     42,105
  Policy loans................................................     8,099      7,881
  Real estate and real estate joint ventures held-for-
     investment...............................................     5,667      6,205
  Real estate held-for-sale...................................        44         51
  Other limited partnership interests.........................     4,215      4,732
  Short-term investments......................................     3,315      7,598
  Other invested assets.......................................     6,811      9,916
                                                                --------   --------
     Total investments........................................   216,007    203,292
Cash and cash equivalents.....................................     3,347     10,279
Accrued investment income.....................................     2,066      2,079
Premiums and other receivables................................    26,375     28,290
Deferred policy acquisition costs and value of business
  acquired....................................................     9,364     10,871
Current income tax recoverable................................       121         75
Deferred income tax assets....................................     1,094      2,557
Other assets..................................................     4,206      4,517
Separate account assets.......................................    80,377     72,259
                                                                --------   --------
     Total assets.............................................  $342,957   $334,219
                                                                ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future policy benefits........................................  $ 99,960   $ 98,183
Policyholder account balances.................................    86,590     93,308
Other policyholder funds......................................     5,627      5,483
Policyholder dividends payable................................       761      1,023
Payables for collateral under securities loaned and other
  transactions................................................    14,662     18,649
Short-term debt...............................................       319        414
Long-term debt................................................     3,502      2,722
Other liabilities.............................................    33,690     29,350
Separate account liabilities..................................    80,377     72,259
                                                                --------   --------
     Total liabilities........................................   325,488    321,391
                                                                --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)

STOCKHOLDER'S EQUITY:
Metropolitan Life Insurance Company stockholder's equity:
  Common stock, par value $0.01 per share; 1,000,000,000
     shares authorized; 494,466,664 shares issued and
     outstanding at both December 31, 2009 and 2008...........         5          5
  Additional paid-in capital..................................    14,438     14,437
  Retained earnings...........................................     4,817      7,298
  Accumulated other comprehensive loss........................    (2,082)    (8,995)
                                                                --------   --------
     Total Metropolitan Life Insurance Company stockholder's
       equity.................................................    17,178     12,745
Noncontrolling interests......................................       291         83
                                                                --------   --------
     Total equity.............................................    17,469     12,828
                                                                --------   --------
     Total liabilities and stockholder's equity...............  $342,957   $334,219
                                                                ========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                           2009      2008      2007
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,629   $18,444   $16,435
Universal life and investment-type product policy
  fees.................................................    2,067     2,285     2,246
Net investment income..................................   10,190    11,116    12,576
Other revenues.........................................    1,739     1,882       934
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities........................................   (1,521)     (787)      (38)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive
     loss..............................................      623        --        --
  Other net investment gains (losses), net.............   (5,197)    4,259      (249)
                                                         -------   -------   -------
     Total net investment gains (losses)...............   (6,095)    3,472      (287)
                                                         -------   -------   -------
       Total revenues..................................   26,530    37,199    31,904
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,662    20,699    18,275
Interest credited to policyholder account balances.....    2,669     3,181     3,515
Policyholder dividends.................................    1,612     1,716     1,687
Other expenses.........................................    6,009     6,578     5,042
                                                         -------   -------   -------
     Total expenses....................................   30,952    32,174    28,519
                                                         -------   -------   -------
Income (loss) from continuing operations before
  provision for income tax.............................   (4,422)    5,025     3,385
Provision for income tax expense (benefit).............   (1,890)    1,650     1,082
                                                         -------   -------   -------
Income (loss) from continuing operations, net of income
  tax..................................................   (2,532)    3,375     2,303
Income (loss) from discontinued operations, net of
  income tax...........................................       10      (191)      325
                                                         -------   -------   -------
     Net income (loss).................................   (2,522)    3,184     2,628
Less: Net income (loss) attributable to noncontrolling
  interests............................................       (5)       97       196
                                                         -------   -------   -------
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................  $(2,517)  $ 3,087   $ 2,432
                                                         =======   =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                  (IN MILLIONS)


                                                                           ACCUMULATED OTHER
                                                                      COMPREHENSIVE INCOME (LOSS)
                                                         ----------------------------------------------------
                                                                                                                    TOTAL
                                                                                                                METROPOLITAN
                                                               NET                      FOREIGN      DEFINED   LIFE INSURANCE
                                   ADDITIONAL              UNREALIZED     OTHER-THAN    CURRENCY     BENEFIT       COMPANY
                           COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS     STOCKHOLDER'S
                            STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT      EQUITY
                           ------  ----------  --------  --------------  -----------  -----------  ----------  --------------
Balance at December 31,
  2008 (Note 1)..........    $5      $14,437    $ 7,298      $(7,701)       $  --         $143       $(1,437)      $12,745
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                            36                       (36)
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                  3                                                                             3
Excess tax liabilities
  related to stock-based
  compensation...........                 (2)                                                                           (2)
Change in equity of
  noncontrolling
  interests..............
Comprehensive income
  (loss):
  Net loss...............                        (2,517)                                                            (2,517)
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                                       (162)                                                 (162)
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....                                      7,598         (305)                                   7,293
     Foreign currency
       translation
       adjustments, net
       of income tax.....                                                                  (92)                        (92)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                                                                                (90)          (90)
                                                                                                                   -------
       Other
          comprehensive
          income (loss)..                                                                                            6,949
                                                                                                                   -------
  Comprehensive income
     (loss)..............                                                                                            4,432
                             --      -------    -------      -------        -----         ----       -------       -------
Balance at December 31,
  2009...................    $5      $14,438    $ 4,817      $  (265)       $(341)        $ 51       $(1,527)      $17,178
                             ==      =======    =======      =======        =====         ====       =======       =======

                           NONCONTROLLING   TOTAL
                              INTERESTS     EQUITY
                           --------------  -------
Balance at December 31,
  2008 (Note 1)..........       $ 83       $12,828
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                        3
Excess tax liabilities
  related to stock-based
  compensation...........                       (2)
Change in equity of
  noncontrolling
  interests..............        218           218
Comprehensive income
  (loss):
  Net loss...............         (5)       (2,522)
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                     (162)
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....         (5)        7,288
     Foreign currency
       translation
       adjustments, net
       of income tax.....                      (92)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                      (90)
                                ----       -------
       Other
          comprehensive
          income (loss)..         (5)        6,944
                                ----       -------
  Comprehensive income
     (loss)..............        (10)        4,422
                                ----       -------
Balance at December 31,
  2009...................       $291       $17,469
                                ====       =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                  (IN MILLIONS)


                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                           ---------------------------------------
                                                                                                                         TOTAL
                                                                                                                     METROPOLITAN
                                                                                 NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                     ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                             COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                              STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                             ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2007 (Note 1)......    $5      $14,426    $ 5,529      $ 1,342        $ 283       $  (284)     $ 21,301
Treasury stock transactions, net -- by
  subsidiary...............................                (11)                                                             (11)
  Capital contributions from MetLife, Inc.
     (Note 15).............................                 13                                                               13
  Excess tax benefits related to stock-
     based compensation....................                  9                                                                9
  Dividends of interests in subsidiary
     (Note 2)..............................                        (1,318)                                               (1,318)
  Dividends on subsidiary common stock.....
  Change in equity of noncontrolling
     interests.............................
Comprehensive income (loss):
  Net income...............................                         3,087                                                 3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                        272                                      272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................                                     (9,315)                                  (9,315)
     Foreign currency translation
       adjustments, net of income tax......                                                    (140)                       (140)
     Defined benefit plans adjustment, net
       of income tax.......................                                                                (1,153)       (1,153)
                                                                                                                       --------
     Other comprehensive income (loss).....                                                                             (10,336)
                                                                                                                       --------
  Comprehensive income (loss)..............                                                                              (7,249)
                                               --      -------    -------      -------        -----       -------      --------
Balance at December 31, 2008 (Note 1)......    $5      $14,437    $ 7,298      $(7,701)       $ 143       $(1,437)     $ 12,745
                                               ==      =======    =======      =======        =====       =======      ========

                                             NONCONTROLLING INTERESTS
                                             ------------------------
                                             DISCONTINUED  CONTINUING    TOTAL
                                              OPERATIONS   OPERATIONS   EQUITY
                                             ------------  ----------  --------
Balance at December 31, 2007 (Note 1)......     $ 1,534       $162     $ 22,997
Treasury stock transactions, net -- by
  subsidiary...............................                                 (11)
  Capital contributions from MetLife, Inc.
     (Note 15).............................                                  13
  Excess tax benefits related to stock-
     based compensation....................                                   9
  Dividends of interests in subsidiary
     (Note 2)..............................                              (1,318)
  Dividends on subsidiary common stock.....          34                      34
  Change in equity of noncontrolling
     interests.............................      (1,409)       (82)      (1,491)
Comprehensive income (loss):
  Net income...............................          94          3        3,184
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                 272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................        (150)                 (9,465)
     Foreign currency translation
       adjustments, net of income tax......        (107)                   (247)
     Defined benefit plans adjustment, net
       of income tax.......................           4                  (1,149)
                                                -------       ----     --------
     Other comprehensive income (loss).....        (253)        --      (10,589)
                                                -------       ----     --------
  Comprehensive income (loss)..............        (159)         3       (7,405)
                                                -------       ----     --------
Balance at December 31, 2008 (Note 1)......     $    --       $ 83     $ 12,828
                                                =======       ====     ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

         CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY -- (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                  (IN MILLIONS)


                                                                                       ACCUMULATED OTHER
                                                                                  COMPREHENSIVE INCOME (LOSS)
                                                                            ---------------------------------------
                                                                                                                          TOTAL
                                                                                                                      METROPOLITAN
                                                                                  NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                      ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                              COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                               STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                              ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2006 (Note 1).......    $5      $14,343    $3,812       $1,696          $144        $(808)       $19,192
Cumulative effect of changes in accounting
  principles, net of income tax (Note 1)....                         (215)                                                  (215)
                                                --      -------    ------       ------          ----        -----        -------
Balance at January 1, 2007 (Note 1).........     5       14,343     3,597        1,696           144         (808)        18,977
Treasury stock transactions, net -- by
  subsidiary................................                 10                                                               10
Capital contributions from MetLife, Inc.
  (Note 15).................................                  7                                                                7
Excess proceeds received on sale of
  interests in affiliate (Note 15)..........                 30                                                               30
Excess tax benefits related to stock-based
  compensation..............................                 36                                                               36
Dividends on common stock...................                         (500)                                                  (500)
Dividends on subsidiary common stock........
Change in equity of noncontrolling
  interests.................................
Comprehensive income (loss):
  Net income................................                        2,432                                                  2,432
  Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
       instruments, net of income tax.......                                       (15)                                      (15)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax..................................                                      (339)                                     (339)
     Foreign currency translation
       adjustments, net of income tax.......                                                     139                         139
     Defined benefit plans adjustment, net
       of income tax........................                                                                  524            524
                                                                                                                         -------
     Other comprehensive income (loss)......                                                                                 309
                                                                                                                         -------
  Comprehensive income (loss)...............                                                                               2,741
                                                --      -------    ------       ------          ----        -----        -------
Balance at December 31, 2007 (Note 1).......    $5      $14,426    $5,529       $1,342          $283        $(284)       $21,301
                                                ==      =======    ======       ======          ====        =====        =======

                                              NONCONTROLLING INTERESTS
                                              ------------------------
                                              DISCONTINUED  CONTINUING   TOTAL
                                               OPERATIONS   OPERATIONS   EQUITY
                                              ------------  ----------  -------
Balance at December 31, 2006 (Note 1).......     $1,347        $169     $20,708
Cumulative effect of changes in accounting
  principles, net of income tax (Note 1)....        (11)                   (226)
                                                 ------        ----     -------
Balance at January 1, 2007 (Note 1).........      1,336         169      20,482
Treasury stock transactions, net -- by
  subsidiary................................                                 10
Capital contributions from MetLife, Inc.
  (Note 15).................................                                  7
Excess proceeds received on sale of
  interests in affiliate (Note 15)..........                                 30
Excess tax benefits related to stock-based
  compensation..............................                                 36
Dividends on common stock...................                               (500)
Dividends on subsidiary common stock........        (34)                    (34)
Change in equity of noncontrolling
  interests.................................         42         (62)        (20)
Comprehensive income (loss):
  Net income................................        141          55       2,628
  Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
       instruments, net of income tax.......                                (15)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax..................................         (8)                   (347)
     Foreign currency translation
       adjustments, net of income tax.......         56                     195
     Defined benefit plans adjustment, net
       of income tax........................          1                     525
                                                 ------        ----     -------
     Other comprehensive income (loss)......         49                     358
                                                 ------        ----     -------
  Comprehensive income (loss)...............        190          55       2,986
                                                 ------        ----     -------
Balance at December 31, 2007 (Note 1).......     $1,534        $162     $22,997
                                                 ======        ====     =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)


                                                              2009       2008       2007
                                                            --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).........................................  $ (2,522)  $  3,184   $  2,628
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
  Depreciation and amortization expenses..................       381        258        368
  Amortization of premiums and accretion of discounts
     associated with investments, net.....................      (715)      (660)      (592)
  (Gains) losses from sales of investments and businesses,
     net..................................................     6,081     (2,868)       420
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership interests.....       716        524       (433)
  Interest credited to policyholder account balances......     2,669      3,289      3,777
  Universal life and investment-type product policy fees..    (2,067)    (2,285)    (2,246)
  Change in accrued investment income.....................        14        316       (201)
  Change in premiums and other receivables................      (507)    (1,734)       228
  Change in deferred policy acquisition costs, net........      (441)      (100)      (598)
  Change in insurance-related liabilities.................     2,582      5,117      4,022
  Change in trading securities............................      (165)        74        188
  Change in income tax recoverable (payable)..............    (2,340)       630        715
  Change in other assets..................................       (10)     2,828       (232)
  Change in other liabilities.............................     3,330      1,730     (1,505)
  Other, net..............................................        85        161         51
                                                            --------   --------   --------
Net cash provided by operating activities.................     7,091     10,464      6,590
                                                            --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities...............................    41,437     68,089     73,576
  Equity securities.......................................     1,030      2,140      1,265
  Mortgage loans..........................................     4,589      5,238      8,085
  Real estate and real estate joint ventures..............        30        159        503
  Other limited partnership interests.....................       751        404        764
Purchases of:
  Fixed maturity securities...............................   (51,066)   (56,251)   (73,375)
  Equity securities.......................................      (544)    (1,094)    (2,204)
  Mortgage loans..........................................    (3,231)    (8,819)   (11,891)
  Real estate and real estate joint ventures..............      (318)    (1,071)    (1,369)
  Other limited partnership interests.....................      (585)    (1,163)    (1,459)
Net change in short-term investments......................     4,268     (6,967)       582
Sales of businesses.......................................        --         (4)        25
Dividend of subsidiary....................................        --       (270)        --
Excess proceeds received on sale of interests in
  affiliate...............................................        --         --         30
Net change in other invested assets.......................      (687)    (1,831)    (1,587)
Net change in policy loans................................      (218)      (193)      (149)
Net change in property, equipment and leasehold
  improvements............................................      (109)      (171)       (88)
Other, net................................................         1         --         22
                                                            --------   --------   --------
Net cash used in investing activities.....................  $ (4,652)  $ (1,804)  $ (7,270)
                                                            --------   --------   --------


        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                              2009       2008       2007
                                                            --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $ 51,313   $ 58,338   $ 39,125
     Withdrawals..........................................   (57,182)   (48,818)   (34,135)
  Net change in payables for collateral under securities
     loaned and other transactions........................    (3,987)   (10,303)    (3,167)
  Net change in short-term debt...........................       (95)        57       (476)
  Long-term debt issued...................................     1,205         27      1,705
  Long-term debt repaid...................................      (737)       (21)      (894)
  Shares subject to mandatory redemption..................        --         --       (131)
  Debt issuance costs.....................................        --         --         (8)
  Capital contribution from MetLife, Inc. ................        --         --          7
  Dividends on common stock...............................        --         --       (500)
  Excess tax benefits from share-based payment
     arrangements.........................................        --          8         30
  Other, net..............................................       112         --         --
                                                            --------   --------   --------
Net cash (used in) provided by financing activities.......    (9,371)      (712)     1,556
                                                            --------   --------   --------
Change in cash and cash equivalents.......................    (6,932)     7,948        876
Cash and cash equivalents, beginning of year..............    10,279      2,331      1,455
                                                            --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  3,347   $ 10,279   $  2,331
                                                            ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.......................................  $     --   $    404   $    164
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR.................................................  $     --   $     --   $    404
                                                            ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year.......................................  $ 10,279   $  1,927   $  1,291
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR.................................................  $  3,347   $ 10,279   $  1,927
                                                            ========   ========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid during the year for:
  Interest................................................  $    166   $    268   $    332
                                                            ========   ========   ========
  Income tax..............................................  $    285   $    494   $  1,010
                                                            ========   ========   ========
Non-cash transactions during the year:
  Dividend of subsidiary:
  Assets disposed.........................................  $     --   $ 22,135   $     --
  Liabilities disposed....................................        --    (20,689)        --
                                                            --------   --------   --------
  Net assets disposed.....................................        --      1,446         --
  Cash disposed...........................................        --        270         --
  Dividend of interests in subsidiary.....................        --     (1,318)        --
                                                            --------   --------   --------
  Loss on dividend of interests in subsidiary.............  $     --   $    398   $     --
                                                            ========   ========   ========
  Purchase money mortgages on real estate sale............  $     93   $     --   $     --
                                                            ========   ========   ========
  Fixed maturity securities received in connection with
     insurance contract commutation.......................  $     --   $    115   $     --
                                                            ========   ========   ========
  Capital contribution from MetLife, Inc. ................  $      3   $     13   $     --
                                                            ========   ========   ========
  Real estate acquired in satisfaction of debt............  $    209   $     --   $     --
                                                            ========   ========   ========
  Issuance of secured demand note collateral agreement....  $     --   $     25   $     --
                                                            ========   ========   ========
  Long-term debt issued to MetLife, Inc. in exchange for
     fixed maturity securities............................  $    300   $     --   $     --
                                                            ========   ========   ========





        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

     During 2009, the Company realigned its former institutional and individual businesses into three operating segments: Insurance Products, Retirement Products and Corporate Benefit Funding. The segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. In addition, the Company has Corporate & Other, which is comprised of other business activities. See Note 17 for further business segment information.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

     The Company adopted revised guidance on the accounting for noncontrolling interests in the consolidated financial statements, effective January 1, 2009, which requires retrospective reclassification for all periods presented of noncontrolling interests (formerly called minority interests) to the equity section of the balance sheet, and change in presentation of net income (loss) in the consolidated cash flows to include the portion of net income (loss) attributable to noncontrolling interests with a corresponding reduction in other operating activities. These consolidated financial statements present retrospective changes required under this revised guidance for the periods prior to the adoption as of January 1, 2009. For the impact for the years ended December 31, 2008 and 2007 refer to " Adoption of New Accounting
Pronouncements -- Business Combinations and Noncontrolling Interests."

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2009 presentation. See
Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB Accounting Standards Codification ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification changed the referencing and organization of accounting guidance without modification of existing GAAP. Since it did not modify existing GAAP, Codification did not have any impact on the Company's financial condition or results of operations. On the effective date of Codification, substantially all existing non-SEC accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying consolidated financial statements.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  Investments

     The accounting policies for the Company's principal investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and
     (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted new guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "Adoption of New Accounting Pronouncements -- Financial Instruments." The new guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded as other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          Prior to the adoption of the new OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          Upon adoption of the new OTTI guidance, the Company's methodology and significant inputs used to determine the amount of the credit loss are as follows:

     (i) The Company calculates the recovery value of fixed maturity securities by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

     (ii) When determining the collectability and the period over which the fixed maturity security is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

     (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are VIEs. These structured transactions include reinsurance trusts, asset-backed securitizations, hybrid securities, joint ventures, limited partnerships and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities which are presented separately and short sale agreement liabilities, which are included in other liabilities, are recorded at estimated fair value, with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, loan specific valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. The Company also establishes allowances for loan losses for pools of loans with similar characteristics, such as mortgage loans based on similar property types, similar loan-to-value, or similar debt service coverage ratio factors when, based on past experience, it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to accrue for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded in accordance with the loan agreement as a reduction of principal and/or as interest income. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Certain mortgage loans previously designated as held-for-investment have been designated as held-for-sale to reflect a change in the Company's intention as it relates to holding such loans. At the time of transfer, such loans are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. Amortized cost is determined in the same manner as for mortgage loans held-for-investment described above. The amount by which amortized cost exceeds estimated fair value less expected disposition costs is accounted for as a valuation allowance. Changes in such valuation allowance are recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has significant influence or more than a 20% interest. For certain real estate joint ventures the Company records its share of earnings using a three-month lag methodology for all instances where the timely financial information is available and the contractual right exists to receive such financial information. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld and investments in insurance enterprise joint ventures.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates, some of which are regulated, are carried at amortized cost and are used by the affiliates to assist in meeting their capital requirements.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method.

     The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include:

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Certain mortgage loans have also been designated as held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting rules for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The primary beneficiary is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

     When assessing the expected losses to determine the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as hybrid securities, joint ventures, limited partnerships and limited liability companies, the Company takes into consideration the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual and implied rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses) except for those in net investment income for economic hedges of equity method investment in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact in the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.5 billion and $1.4 billion at December 31, 2009 and 2008, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $804 million and $720 million at December 31, 2009 and 2008, respectively. Related depreciation and amortization expense was $111 million, $111 million and $105 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.3 billion and $1.2 billion at December 31, 2009 and 2008, respectively. Accumulated amortization of capitalized software was $983 million and $862 million at December 31, 2009 and 2008, respectively. Related amortization expense was $125 million, $117 million and $97 million for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions and agency and policy issuance expenses. Value of business acquired ("VOBA") is an intangible asset that represents the present value of future profits embedded in acquired insurance annuity and investment -- type contracts. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit.

     Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods.

     During the 2009 impairment tests of goodwill, management concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. However, management continues

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 7 for further consideration of goodwill impairment testing during 2009.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 7%.

     Participating business represented approximately 6% and 8% of the Company's life insurance in-force, and 16% and 17% of the number of life insurance policies in-force, at December 31, 2009 and 2008, respectively. Participating policies represented approximately 33% and 34%, 32% and 33%, and 36% and 36% of gross and net life insurance premiums for the years ended December 31, 2009, 2008 and 2007, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair values for these embedded derivatives are then estimated based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 12) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations were calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations ("EPBO") represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligation ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

     As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted new OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following new pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted new guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted new guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2008, the Company adopted new guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This new guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this new guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance. As a result of its implementation, total equity at December 31, 2008 and 2007 increased by $83 million and $1,696 million, respectively, representing noncontrolling interests with an offsetting impact to other liabilities and total liabilities, as a result of the elimination of minority interests. Also as a result of the adoption, income from continuing operations increased by $97 million and $196 million for the years ended December 31, 2008 and 2007, respectively, with the corresponding increase in net income attributable to noncontrolling interests for the years ended December 31, 2008 and 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2009, the Company adopted prospectively new guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2008, the Company adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 5.

     In February 2007, the FASB issued guidance related to the fair value option for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective April 1, 2009, the Company adopted new guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements. This adoption did not have any other material impact on the Company's consolidated financial statements.

     The following new pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted new guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective December 31, 2009, the Company adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted new guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted new guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively new guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted new guidance relating to disclosures by public entities about transfers of financial assets and interests in VIEs. This guidance requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest in the VIE or is its sponsor. The Company provided all of the material disclosures in its consolidated financial statements.

     Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. As a result of the implementation, the Company recognized an $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of noncontrolling interests.

     Effective January 1, 2007, the Company adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in guidance relating to accounting and reporting by insurance enterprises for long-duration contracts and for realized gains and losses from the sale of investments. As a result of the adoption of the new guidance, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed. The adoption of this guidance resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

     The following new pronouncement had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2008, the Company prospectively adopted new guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In January 2010, the FASB issued new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3 (Accounting Standards Update ("ASU") 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements). In addition, this guidance provides clarification of existing disclosure requirements about (a) level of disaggregation and (b) inputs and valuation techniques. The update is effective for the first quarter of 2010. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2009, the FASB issued additional guidance related to financial instrument transfers (ASU 2009-16, Transfers and Servicing (Topic 860):
Accounting for Transfers of Financial Assets) and evaluation of VIEs for consolidation (ASU 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities). The guidance is effective for the first quarter of 2010:

     - The financial instrument transfer guidance eliminates the concept of a "QSPE," eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also requires additional disclosures about transfers of financial assets, including securitized transactions, as well as a company's continuing involvement in transferred financial assets. The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

     - The consolidation guidance relating to VIEs changes the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements. Subsequently, this guidance was indefinitely deferred for an interest in an entity that has the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies (ASU 2010-10, Consolidation (Topic 810): Amendments to Statement 167 for Certain Investment Funds). The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  2008 DISPOSITION

     In September 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. The Company has agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

     On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below at December 31, 2009 include the noncredit loss component of OTTI loss:

                                                                  DECEMBER 31, 2009
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 48,650  $2,179    $1,752   $  9   $ 49,068   33.9%
RMBS..........................................     31,810     899     1,303    421     30,985   21.4
Foreign corporate securities..................     24,367   1,469       836      3     24,997   17.3
U.S. Treasury, agency and government
  guaranteed securities (1)...................     16,399     681       678     --     16,402   11.3
CMBS..........................................     11,393     124       746     --     10,771    7.5
ABS...........................................      7,892     102       682    141      7,171    5.0
State and political subdivision securities....      2,827      53       146     --      2,734    1.9
Foreign government securities.................      2,101     467        47     --      2,521    1.7
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $145,439  $5,974    $6,190   $574   $144,649  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $  1,076  $   58    $    4   $ --   $  1,130   53.4%
Non-redeemable preferred stock (2)............      1,115      54       183     --        986   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  2,191  $  112    $  187   $ --   $  2,116  100.0%
                                                 ========  ======    ======   ====   ========  =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2008
                                                  --------------------------------------------
                                                                  GROSS
                                                   COST OR      UNREALIZED    ESTIMATED
                                                  AMORTIZED  ---------------     FAIR     % OF
                                                     COST     GAIN     LOSS     VALUE    TOTAL
                                                  ---------  ------  -------  ---------  -----
                                                                  (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.......................   $ 49,334  $  770  $ 6,352   $ 43,752   35.8%
RMBS............................................     25,659     539    3,145     23,053   18.9
Foreign corporate securities....................     23,898     435    4,109     20,224   16.5
U.S. Treasury, agency and government guaranteed
  securities (1)................................     12,884   3,052       --     15,936   13.0
CMBS............................................     11,502      11    2,436      9,077    7.4
ABS.............................................      8,490      14    2,193      6,311    5.2
Foreign government securities...................      2,436     464      125      2,775    2.3
State and political subdivision securities......      1,225      31      155      1,101    0.9
                                                   --------  ------  -------   --------  -----
  Total fixed maturity securities (2), (3)......   $135,428  $5,316  $18,515   $122,229  100.0%
                                                   ========  ======  =======   ========  =====
EQUITY SECURITIES:
Common stock....................................   $  1,358  $   29  $    96   $  1,291   56.2%
Non-redeemable preferred stock (2)..............      1,573       1      567      1,007   43.8
                                                   --------  ------  -------   --------  -----
  Total equity securities (4)...................   $  2,931  $   30  $   663   $  2,298  100.0%
                                                   ========  ======  =======   ========  =====



--------

   (1) The Company has classified within the U.S. Treasury, agency and government guaranteed securities caption certain corporate fixed maturity securities issued by U.S. financial institutions that were guaranteed by the Federal Deposit Insurance Corporation ("FDIC") pursuant to the FDIC's Temporary Liquidity Guarantee Program ("FDIC Program") of $51 million and $2 million at estimated fair value with unrealized gains (losses) of less than $1 million and less than ($1) million at December 31, 2009 and 2008, respectively.

   (2) At time of acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature, as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                 DECEMBER 31,
                                                                            ---------------------
                                                                               2009        2008
                              CLASSIFICATION                                ---------   ---------
-------------------------------------------------------------------------   ESTIMATED   ESTIMATED
CONSOLIDATED BALANCE                                                           FAIR        FAIR
SHEETS                        SECTOR TABLE            PRIMARY ISSUERS         VALUE       VALUE
------------------------  --------------------   ------------------------   ---------   ---------
                                                                                (IN MILLIONS)
                          Non-redeemable         Non-U.S. financial
Equity securities         preferred stock        institutions                 $  699      $  885
                          Non-redeemable         U.S. financial
Equity securities         preferred stock        institutions                 $  191      $  122
Fixed maturity            Foreign corporate      Non-U.S. financial
  securities              securities             institutions                 $1,785      $1,426
Fixed maturity            U.S. corporate         U.S. financial
  securities              securities             institutions                 $   38      $    7


--------

   (3) The Company held $1,769 million and $1,495 million at estimated fair value of redeemable preferred stock which have stated maturity dates at December 31, 2009 and 2008, respectively. These securities, commonly

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       referred to as "capital securities", are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are included in the U.S. corporate securities sector within fixed maturity securities.

   (4) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately held equity securities represented $810 million and $891 million at estimated fair value at December 31, 2009 and 2008, respectively.

     The Company held foreign currency derivatives with notional amounts of $7.5 billion and $7.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2009 and 2008, respectively.

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                   DECEMBER 31,
                                                                 ----------------
                                                                   2009     2008
                                                                 -------   ------
                                                                   (IN MILLIONS)
Below-investment grade or non-rated fixed maturity securities
  (1):
  Estimated fair value.........................................  $13,438   $8,383
  Net unrealized loss..........................................  $ 1,804   $3,275
Non-income producing fixed maturity securities (1):
  Estimated fair value.........................................  $   120   $   59
  Net unrealized loss..........................................  $    12   $   17
Fixed maturity securities credit enhanced by financial
  guarantor insurers -- by sector -- at estimated fair value:
  U.S. corporate securities....................................  $ 1,278   $1,463
  ABS..........................................................      484      515
  State and political subdivision securities...................      430      426
  RMBS.........................................................       29       34
                                                                 -------   ------
     Total fixed maturity securities credit enhanced by
       financial guarantor insurers............................  $ 2,221   $2,438
                                                                 =======   ======
Ratings of the financial guarantor insurers providing the
  credit enhancement:
  Portion rated Aa/AA..........................................       14%      11%
                                                                 =======   ======
  Portion rated A..............................................       --%      --%
                                                                 =======   ======
  Portion rated Baa/BBB........................................       42%      74%
                                                                 =======   ======



--------

   (1) Based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners ("NAIC"), with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government, certain U.S. government agencies and certain securities guaranteed by the U.S. government. The Company's holdings in U.S. Treasury, agency and government guaranteed fixed maturity securities at estimated fair value were $16.4 billion and $15.9 billion at December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present the major industry types that comprise the corporate fixed maturity securities holdings, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
Corporate fixed maturity securities -- by industry
  type:
  Foreign (1).....................................   $24,997     33.7%   $20,224     31.6%
  Industrial......................................    12,339     16.6     10,240     16.0
  Consumer........................................    11,456     15.5      9,120     14.3
  Utility.........................................    10,372     14.0      8,798     13.8
  Finance.........................................     8,658     11.7      9,660     15.1
  Communications..................................     4,273      5.8      3,810      5.9
  Other...........................................     1,970      2.7      2,124      3.3
                                                     -------    -----    -------    -----
     Total........................................   $74,065    100.0%   $63,976    100.0%
                                                     =======    =====    =======    =====



--------

   (1) Includes U.S. Dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity security investments.

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2009                      2008
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                 (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........    $  753        0.3%        $  992        0.5%
  Holdings in ten issuers with the largest
     exposures...............................    $5,363        2.5%        $6,185        3.0%

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By security type:
  Collateralized mortgage obligations.............   $17,051     55.0%   $17,343     75.2%
  Pass-through securities.........................    13,934     45.0      5,710     24.8
                                                     -------    -----    -------    -----
     Total RMBS...................................   $30,985    100.0%   $23,053    100.0%
                                                     =======    =====    =======    =====
By risk profile:
  Agency..........................................   $23,415     75.6%   $15,268     66.2%
  Prime...........................................     4,613     14.9      5,443     23.6
  Alternative residential mortgage loans..........     2,957      9.5      2,342     10.2
                                                     -------    -----    -------    -----
     Total RMBS...................................   $30,985    100.0%   $23,053    100.0%
                                                     =======    =====    =======    =====
Portion rated Aaa/AAA (1).........................   $25,316     81.7%   $21,321     92.5%
                                                     =======    =====    =======    =====
Portion rated NAIC 1 (2)..........................   $27,305     88.1%   $22,037     95.6%
                                                     =======    =====    =======    =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. During 2009, there were significant ratings downgrades from investment grade to below investment grade, for non-agency RMBS, both Alt-A and prime RMBS, contributing to the decrease in the percentage of RMBS with a Aaa/AAA rating to 81.7% at December 31, 2009 as compared to 92.5% at December 31, 2008, and a decrease in RMBS with a rating of NAIC 1 to 88.1% at December 31, 2009 as compared to 95.6% at December 31, 2008. These downgrades also contributed to the substantial decrease presented below in the Company's Alt-A securities holdings rated Aa/AA or better or rated NAIC 1 as compared to December 31, 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
VINTAGE YEAR:
2004 & Prior......................................    $   79      2.7%    $  174      7.5%
2005..............................................       948     32.0        991     42.3
2006..............................................       619     20.9        623     26.6
2007..............................................       543     18.4        554     23.6
2008..............................................        --       --         --       --
2009..............................................       768     26.0         --       --
                                                      ------    -----     ------    -----
Total.............................................    $2,957    100.0%    $2,342    100.0%
                                                      ======    =====     ======    =====




                                                    AMOU-    % OF              % OF
                                                      NT     TOTAL   AMOUNT    TOTAL
                                                    -----   ------   ------   ------
                                                             (IN MILLIONS)
Net unrealized loss...............................   $821            $1,315
Rated Aa/AA or better (1).........................            35.0%             63.6%
Rated NAIC 1 (2)..................................            36.7%             67.5%
Fixed rate........................................            90.4%             88.0%
Hybrid ARM........................................             9.6              12.0
                                                             -----             -----
Total Alt-A RMBS..................................           100.0%            100.0%
                                                             =====             =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $10.8 billion and $9.1 billion at estimated fair value at December 31, 2009 and 2008, respectively. The Company had no exposure to CMBS index securities and holdings of commercial real estate collateralized debt obligations securities had an estimated fair value of $39 million and $46 million at December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of CMBS by rating agency designations and by vintage year at:

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $4,421     $4,480      $331       $308       $132       $113       $ 22       $ 18       $ --          $ --
2004.............     1,633      1,645       108         91         70         43         20         15         58            45
2005.............     2,138      2,064       125         94         33         28         35         21         21            19
2006.............       705        656        97         84        332        284        149        106         96            37
2007.............       410        294         7          6        247        189        193        124         10             7
2008.............        --         --        --         --         --         --         --         --         --            --
2009.............        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $9,307     $9,139      $668       $583       $814       $657       $419       $284       $185          $108
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution                    84.9%                 5.4%                  6.1%                  2.6%                     1.0%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....   $ 4,906    $ 4,919
2004.............     1,889      1,839
2005.............     2,352      2,226
2006.............     1,379      1,167
2007.............       867        620
2008.............        --         --
2009.............        --         --
                    -------    -------
  Total..........   $11,393    $10,771
                    =======    =======
Ratings
  Distribution                   100.0%
                               =======




                                                                  DECEMBER 31, 2008
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....   $ 3,940     $3,611      $367       $236       $151       $ 81       $ 13       $  4       $--           $ --
2004.............     1,891      1,602        52         18         79         27          8          5        43             36
2005.............     2,412      1,885       125         32         21          9          5          1        --             --
2006.............     1,309        960        85         31         25         14         72         28        --             --
2007.............       839        466        17          5         37         16         10          9        --             --
2008.............         1          1        --         --         --         --         --         --        --             --
2009.............        --         --        --         --         --         --         --         --        --             --
                    -------     ------      ----       ----       ----       ----       ----       ----       ---           ----
  Total..........   $10,392     $8,525      $646       $322       $313       $147       $108       $ 47       $43           $ 36
                    =======     ======      ====       ====       ====       ====       ====       ====       ===           ====
Ratings
  Distribution                    93.9%                 3.6%                  1.6%                  0.5%                     0.4%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2008
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....   $ 4,471     $3,932
2004.............     2,073      1,688
2005.............     2,563      1,927
2006.............     1,491      1,033
2007.............       903        496
2008.............         1          1
2009.............        --         --
                    -------     ------
  Total..........   $11,502     $9,077
                    =======     ======
Ratings
  Distribution                   100.0%
                                ======



     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $7.2 billion and $6.3 billion at estimated fair value at December 31, 2009 and 2008, respectively. The Company's ABS are diversified both by sector and by issuer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the types of and certain other information about ABS held by the Company at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By collateral type:
  Credit card loans...............................    $3,706     51.7%    $2,944     46.6%
  Student loans...................................       882     12.3        744     11.8
  Automobile loans................................       619      8.6        683     10.8
  RMBS backed by sub-prime mortgage loans.........       710      9.9        711     11.3
  Other loans.....................................     1,254     17.5      1,229     19.5
                                                      ------    -----     ------    -----
       Total......................................    $7,171    100.0%    $6,311    100.0%
                                                      ======    =====     ======    =====
Portion rated Aaa/AAA (1).........................    $4,947     69.0%    $4,819     76.4%
                                                      ======    =====     ======    =====
Portion rated NAIC 1 (2)..........................    $6,155     85.8%    $5,600     88.7%
                                                      ======    =====     ======    =====
  RMBS backed by sub-prime mortgage
     loans -- portion credit enhanced by financial
     guarantor insurers...........................               45.3%               49.3%
  Of the 45.3% and 49.3% credit enhanced, the
     financial guarantor insurers were rated as
     follows:
     By financial guarantor insurers rated Aa/AA..                 19%                 21%
     By financial guarantor insurers rated A......                  9%                 --%
     By financial guarantor insurers rated
       Baa/BBB....................................                 --%                 34%


--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS backed by sub-prime mortgage loans held by the Company's insurance subsidiaries. Non-agency RMBS backed by sub-prime mortgage loans held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of ABS supported by sub-prime mortgage loans by rating agency designations and by vintage year at:

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....     $ 40      $  35       $ 55      $  47       $ 7        $  5       $ 5        $  4       $ 82         $  50
2004.............       57         40        120         98         9           5        16          10         19             9
2005.............       51         38        159        109        36          26        14           8        132            89
2006.............        2          2         62         22        --          --        23           5         97            69
2007.............       --         --         78         28        --          --        --          --         27            11
2008.............       --         --         --         --        --          --        --          --         --            --
2009.............       --         --         --         --        --          --        --          --         --            --
                      ----      -----       ----      -----       ---        ----       ---        ----       ----         -----
  Total..........     $150      $ 115       $474      $ 304       $52        $ 36       $58        $ 27       $357         $ 228
                      ====      =====       ====      =====       ===        ====       ===        ====       ====         =====
Ratings
  Distribution                   16.2%                 42.8%                  5.1%                  3.9%                    32.0%
                                =====                 =====                  ====                  ====                    =====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....    $  189     $  141
2004.............       221        162
2005.............       392        270
2006.............       184         98
2007.............       105         39
2008.............        --         --
2009.............        --         --
                     ------     ------
  Total..........    $1,091     $  710
                     ======     ======
Ratings
  Distribution                   100.0%
                                ======



     The rating distribution of the Company's ABS supported by sub-prime mortgage loans at December 31, 2009 using NAIC ratings are as follows: 61.7% NAIC 1, 4.8% NAIC 2, 17.3% NAIC 3, 8.0% NAIC 4, 8.2% NAIC 5 and 0% NAIC 6.

                                                                  DECEMBER 31, 2008
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....     $ 64      $  53       $ 61      $  50       $15        $  9       $ 77      $  48       $ 8           $  4
2004.............       64         36         79         41         1          --         37         29         1             --
2005.............      281        176         98         60        10           4         39         17        --             --
2006.............      132         95         50         23        16          10         26          7        --             --
2007.............       --         --         78         34        28          13          1          1         2              1
2008.............       --         --         --         --        --          --         --         --        --             --
                      ----      -----       ----      -----       ---        ----       ----      -----       ---           ----
  Total..........     $541      $ 360       $366      $ 208       $70        $ 36       $180      $ 102       $11           $  5
                      ====      =====       ====      =====       ===        ====       ====      =====       ===           ====
Ratings
  Distribution                   50.6%                 29.2%                  5.1%                 14.3%                     0.8%
                                =====                 =====                  ====                 =====                     ====

                     DECEMBER 31, 2008
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....    $  225     $  164
2004.............       182        106
2005.............       428        257
2006.............       224        135
2007.............       109         49
2008.............        --         --
                     ------     ------
  Total..........    $1,168     $  711
                     ======     ======
Ratings
  Distribution                   100.0%
                                ======



     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity at December 31, 2009 and 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                                DECEMBER 31,
                                               ---------------------------------------------
                                                        2009                    2008
                                               ---------------------   ---------------------
                                                           ESTIMATED               ESTIMATED
                                               AMORTIZED      FAIR     AMORTIZED      FAIR
                                                  COST       VALUE        COST       VALUE
                                               ---------   ---------   ---------   ---------
                                                               (IN MILLIONS)
Due in one year or less......................   $  3,927    $  3,987    $  3,491    $  3,500
Due after one year through five years........     22,001      22,733      21,495      19,741
Due after five years through ten years.......     25,114      25,974      27,411      24,402
Due after ten years..........................     43,302      43,028      37,380      36,145
                                                --------    --------    --------    --------
  Subtotal...................................     94,344      95,722      89,777      83,788
RMBS, CMBS and ABS...........................     51,095      48,927      45,651      38,441
                                                --------    --------    --------    --------
Total fixed maturity securities..............   $145,439    $144,649    $135,428    $122,229
                                                ========    ========    ========    ========



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for- sale securities holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted new OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

     With respect to fixed maturity securities, the Company considers, amongst other impairment criteria, whether it has the intent to sell a particular impaired fixed maturity security. The Company's intent to sell a particular impaired fixed maturity security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of the decline in estimated fair value below amortized cost. In such instances, the fixed maturity security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss will be recorded in earnings. If the Company does not have the intent to sell (i.e., has not made the decision to sell) and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, an impairment assessment is made, as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


described in Note 1. Prior to April 1, 2009, the Company's assessment of OTTI for fixed maturity securities was performed in the same manner as described below for equity securities.

     With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. Decisions to sell equity securities are based on current conditions in relation to the same broad portfolio management considerations in a manner consistent with that described above for fixed maturity securities.

     With respect to perpetual hybrid securities, some of which are classified as fixed maturity securities and some of which are classified as equity securities, within non-redeemable preferred stock, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows at:

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                                 2009    2008      2007
                                                                -----  --------  -------
                                                                      (IN MILLIONS)
Fixed maturity securities that were temporarily impaired......  $(216) $(13,199) $ 3,885
Fixed maturity securities with noncredit OTTI losses in other
  comprehensive loss..........................................   (574)       --       --
                                                                -----  --------  -------
  Total fixed maturity securities.............................   (790)  (13,199)   3,885
Equity securities.............................................    (75)     (633)     251
Derivatives...................................................   (156)       14     (358)
Short-term investments........................................    (23)       --       --
Other.........................................................     52        56      (22)
                                                                -----  --------  -------
  Subtotal....................................................   (992)  (13,762)   3,756
                                                                -----  --------  -------
Amounts allocated from:
  Insurance liability loss recognition........................     --        (1)    (366)
  DAC and VOBA on which noncredit OTTI losses have been
     recognized...............................................     49        --       --
  DAC and VOBA................................................      6     2,000     (420)
     Policyholder dividend obligation.........................     --        --     (789)
                                                                -----  --------  -------
     Subtotal.................................................     55     1,999   (1,575)
Deferred income tax benefit (expense) on which noncredit OTTI
  losses have been recognized.................................    184        --       --
Deferred income tax benefit (expense).........................    142     4,062     (689)
                                                                -----  --------  -------
Net unrealized investment gains (losses)......................   (611)   (7,701)   1,492
Net unrealized investment gains (losses) attributable to
  noncontrolling interests....................................      5        --     (150)
                                                                -----  --------  -------
Net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company.........................  $(606) $ (7,701) $ 1,342
                                                                =====  ========  =======



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive loss, as presented above, of $574 million includes $59 million related to the transition adjustment, $623 million ($566 million, net of DAC) of noncredit losses recognized in the year ended December 31, 2009, and $108 million of subsequent

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit loss was previously recognized in accumulated other comprehensive loss.

     The changes in net unrealized investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2009     2008      2007
                                                             -------  --------  -------
                                                                    (IN MILLIONS)
Balance, beginning of period...............................  $(7,701) $  1,342  $ 1,696
Cumulative effect of change in accounting principle, net of
  income tax...............................................      (36)       --       --
Fixed maturity securities on which noncredit OTTI losses
  have been recognized.....................................     (515)       --       --
Unrealized investment gains (losses) during the year.......   13,344   (17,624)  (1,173)
Unrealized investment losses of subsidiary at the date of
  dividend of interests....................................       --       106       --
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition..............        1       365      440
  DAC and VOBA on which noncredit OTTI losses have been
     recognized............................................       45        --       --
  DAC and VOBA.............................................   (1,994)    2,438     (181)
  DAC and VOBA of subsidiary at date of dividend of
     interests.............................................       --       (18)      --
  Policyholder dividend obligation.........................       --       789      273
  Deferred income tax benefit (expense) on which noncredit
     OTTI losses have been recognized......................      165        --       --
  Deferred income tax benefit (expense)....................   (3,920)    4,797      279
  Deferred income tax benefit (expense) of subsidiary at
     date of dividend of interests.........................       --       (46)      --
                                                             -------  --------  -------
Net unrealized investment gains (losses)...................     (611)   (7,851)   1,334
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................        5        --       --
Net unrealized investment gains (losses) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests....................................       --       150        8
                                                             -------  --------  -------
Balance, end of period.....................................  $  (606) $ (7,701) $ 1,342
                                                             -------  --------  -------
Change in net unrealized investment gains (losses).........  $ 7,090  $ (9,193) $  (362)
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests.................        5        --       --
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests of subsidiary at
  date of dividend of interests............................       --       150        8
                                                             -------  --------  -------
Change in net unrealized investment gains (losses)
  attributable to Metropolitan Life Insurance Company......  $ 7,095  $ (9,043) $  (354)
                                                             =======  ========  =======



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below at December 31, 2009 include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive loss are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2009
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,592     $  270     $11,119     $1,491     $16,711     $1,761
RMBS....................................     4,703         80       6,534      1,644      11,237      1,724
Foreign corporate securities............     2,442         77       5,047        762       7,489        839
U.S. Treasury, agency and government
  guaranteed securities.................     9,089        678          --         --       9,089        678
CMBS....................................     1,291         15       3,865        731       5,156        746
ABS.....................................       826         73       3,454        750       4,280        823
State and political subdivision
  securities............................     1,236         64         272         82       1,508        146
Foreign government securities...........       171          9         171         38         342         47
                                           -------     ------     -------     ------     -------     ------
  Total fixed maturity securities.......   $25,350     $1,266     $30,462     $5,498     $55,812     $6,764
                                           =======     ======     =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    49     $    4     $     2     $   --     $    51     $    4
Non-redeemable preferred stock..........        46         29         628        154         674        183
                                           -------     ------     -------     ------     -------     ------
Total equity securities.................   $    95     $   33     $   630     $  154     $   725     $  187
                                           =======     ======     =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,365                  2,073
                                           =======                =======




                                                                      DECEMBER 31, 2008
                                             -------------------------------------------------------------------
                                                                     EQUAL TO OR GREATER
                                              LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                             ---------------------  ---------------------  ---------------------
                                             ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                                FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                               VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                             ---------  ----------  ---------  ----------  ---------  ----------
                                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities.................    $20,927     $2,988     $11,002     $3,364     $31,929     $ 6,352
RMBS......................................      6,833      1,958       2,561      1,187       9,394       3,145
Foreign corporate securities..............     10,899      2,370       4,421      1,739      15,320       4,109
U.S. Treasury, agency and government
  guaranteed securities...................         34         --          --         --          34          --
CMBS......................................      6,828      1,250       2,112      1,186       8,940       2,436
ABS.......................................      3,708        717       2,418      1,476       6,126       2,193
State and political subdivision
  securities..............................        586        117         106         38         692         155
Foreign government securities.............        555         86         128         39         683         125
                                              -------     ------     -------     ------     -------     -------
  Total fixed maturity securities.........    $50,370     $9,486     $22,748     $9,029     $73,118     $18,515
                                              =======     ======     =======     ======     =======     =======
EQUITY SECURITIES.........................    $   505     $  199     $   694     $  464     $ 1,199     $   663
                                              =======     ======     =======     ======     =======     =======
Total number of securities in an
  unrealized loss position................      4,556                  2,038
                                              =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                   DECEMBER 31, 2009
                                               --------------------------------------------------------
                                                COST OR AMORTIZED   GROSS UNREALIZED      NUMBER OF
                                                      COST                LOSS            SECURITIES
                                               ------------------  -----------------  -----------------
                                               LESS THAN   20% OR  LESS THAN  20% OR  LESS THAN  20% OR
                                                  20%       MORE      20%      MORE      20%      MORE
                                               ---------  -------  ---------  ------  ---------  ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.........................   $22,545   $ 1,574    $  657   $  414    1,057      115
Six months or greater but less than nine
  months.....................................     2,813       317       352       85       75       30
Nine months or greater but less than twelve
  months.....................................       713     1,161        67      356       37       55
Twelve months or greater.....................    25,337     8,116     1,972    2,861    1,417      486
                                                -------   -------    ------   ------
  Total......................................   $51,408   $11,168    $3,048   $3,716
                                                =======   =======    ======   ======
Percentage of cost or amortized cost.........                             6%      33%
                                                                     ======   ======
EQUITY SECURITIES:
Less than six months.........................   $    60   $    54    $    4   $   12      166        7
Six months or greater but less than nine
  months.....................................        --        --        --       --        3       --
Nine months or greater but less than twelve
  months.....................................         3        69        --       29        4        5
Twelve months or greater.....................       389       337        47       95       30       20
                                                -------   -------    ------   ------
  Total......................................   $   452   $   460    $   51   $  136
                                                =======   =======    ======   ======
Percentage of cost...........................                            11%      30%
                                                                     ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  DECEMBER 31, 2008
                                              ---------------------------------------------------------
                                               COST OR AMORTIZED   GROSS UNREALIZED       NUMBER OF
                                                     COST                LOSS             SECURITIES
                                              ------------------  ------------------  -----------------
                                              LESS THAN   20% OR  LESS THAN   20% OR  LESS THAN  20% OR
                                                 20%       MORE      20%       MORE      20%      MORE
                                              ---------  -------  ---------  -------  ---------  ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $22,435   $31,160    $1,677   $11,043    1,894     1,902
Six months or greater but less than nine
  months....................................     9,681     1,325       941       676      656        97
Nine months or greater but less than twelve
  months....................................    10,482     2,119     1,185     1,165      507       122
Twelve months or greater....................    14,076       355     1,598       230      915        37
                                               -------   -------    ------   -------
  Total.....................................   $56,674   $34,959    $5,401   $13,114
                                               =======   =======    ======   =======
Percentage of cost or amortized cost........                            10%       38%
                                                                    ======   =======
EQUITY SECURITIES:
Less than six months........................   $   329   $   757    $   49   $   336      229       410
Six months or greater but less than nine
  months....................................        15       301         2       146        5        22
Nine months or greater but less than twelve
  months....................................         2       340        --       125        1        14
Twelve months or greater....................       118        --         5        --       11        --
                                               -------   -------    ------   -------
  Total.....................................   $   464   $ 1,398    $   56   $   607
                                               =======   =======    ======   =======
Percentage of cost..........................                            12%       43%
                                                                    ======   =======



     Equity securities with a gross unrealized loss of 20% or more for twelve months or greater increased from none at December 31, 2008 to $95 million at December 31, 2009. As shown in the section below "Evaluating Temporarily Impaired Available-for-Sale Securities", the $95 million of equity securities with a gross unrealized loss of 20% or more for twelve months or greater at December 31, 2009 were investment grade non-redeemable preferred stock, all of which were financial services industry investment grade non-redeemable preferred stock, of which 71% were rated A or better.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, of $7.0 billion and $19.2 billion, at December 31, 2009 and 2008, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
SECTOR:
  U.S. corporate securities........................................    25%    33%
  RMBS.............................................................    25     16
  ABS..............................................................    12     11
  Foreign corporate securities.....................................    12     21
  CMBS.............................................................    11     13
  U.S. Treasury, agency and government guaranteed securities.......    10     --
  State and political subdivision securities.......................     2      1
  Other............................................................     3      5
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Mortgage-backed..................................................    36%    29%
  Finance..........................................................    23     24
  Asset-backed.....................................................    12     11
  U.S. Treasury, agency and government guaranteed securities.......    10     --
  Consumer.........................................................     4     12
  Utility..........................................................     4     10
  State and political subdivision securities.......................     2      1
  Communications...................................................     2      5
  Industrial.......................................................     1      4
  Other............................................................     6      4
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                     DECEMBER 31,
                                                  -------------------------------------------------
                                                            2009                      2008
                                                  -----------------------   -----------------------
                                                     FIXED                     FIXED
                                                   MATURITY      EQUITY      MATURITY      EQUITY
                                                  SECURITIES   SECURITIES   SECURITIES   SECURITIES
                                                  ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities............................       145           5           440          28
Total gross unrealized loss.....................    $2,796         $70        $8,558        $484
Percentage of total gross unrealized loss.......        41%         37%           46%         73%


     The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $6.2 billion during the year ended December 31, 2009. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2009 being primarily attributable to improving market conditions, including narrowing of credit spreads reflecting an improvement in liquidity, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2009:

                                                                   NON-REDEEMABLE PREFERRED STOCK
                                          --------------------------------------------------------------------------------
                                            ALL TYPES OF
                                                NON-
                                             REDEEMABLE
                                           PREFERRED STOCK                         INVESTMENT GRADE
                              ALL EQUITY  ----------------  --------------------------------------------------------------
                              SECURITIES             % OF          ALL INDUSTRIES           FINANCIAL SERVICES INDUSTRY
                              ----------   GROSS     ALL    ---------------------------  ---------------------------------
                                 GROSS    UNREAL-   EQUITY     GROSS        % OF ALL        GROSS                   % A
                              UNREALIZED    IZED   SECURI-  UNREALIZED   NON-REDEEMABLE  UNREALIZED   % OF ALL     RATED
                                 LOSS       LOSS     TIES      LOSS     PREFERRED STOCK     LOSS     INDUSTRIES  OR BETTER
                              ----------  -------  -------  ----------  ---------------  ----------  ----------  ---------
                                                                   (IN MILLIONS)
Less than six months........     $ 12       $ 12     100%      $  7            58%          $  7         100%        --%
Six months or greater but
  less than twelve months...       29         29     100%        29           100%            29         100%       100%
Twelve months or greater....       95         95     100%        95           100%            95         100%        71%
                                 ----       ----               ----                         ----
All equity securities with a
  gross unrealized loss of
  20% or more...............     $136       $136     100%      $131            96%          $131         100%        74%
                                 ====       ====               ====                         ====



     In connection with the equity securities impairment review process at December 31, 2009, the Company evaluated its holdings in non-redeemable preferred stock, particularly those of financial services companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The Company also considered whether any non-redeemable preferred stock with an unrealized loss, regardless of credit rating, have deferred any dividend payments. No such dividend payments were deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of 20% or less in an extended unrealized loss position (i.e., 12 months or greater).

     Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     As described more fully in Note 1, effective April 1, 2009, the Company adopted new guidance on the recognition and presentation of OTTI that amends the methodology to determine for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how OTTI losses that are charged to earnings are measured. There was no change in the methodology for identification and measurement of OTTI losses charged to earnings for impaired equity securities.

     The components of net investment gains (losses) are as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009      2008     2007
                                                           -------   -------   -----
                                                                 (IN MILLIONS)
Total losses on fixed maturity securities:
  Total OTTI losses recognized...........................  $(1,521)  $  (787)  $ (38)
  Less: Noncredit portion of OTTI losses transferred to
     and recognized in other comprehensive loss..........      623        --      --
                                                           -------   -------   -----
  Net OTTI losses on fixed maturity securities recognized
     in earnings.........................................     (898)     (787)    (38)
  Fixed maturity securities -- net gains (losses) on
     sales and disposals.................................       (7)     (275)   (246)
                                                           -------   -------   -----
     Total losses on fixed maturity securities...........     (905)   (1,062)   (284)
                                                           -------   -------   -----
Other net investment gains (losses):
  Equity securities......................................     (255)      (90)    133
  Mortgage loans.........................................     (373)      (88)      4
  Real estate and real estate joint ventures.............     (100)      (18)     45
  Other limited partnership interests....................     (284)     (131)     35
  Freestanding derivatives...............................   (2,842)    3,257    (526)
  Embedded derivatives...................................   (1,586)    1,744      15
  Other..................................................      250      (140)    291
                                                           -------   -------   -----
     Total net investment gains (losses).................  $(6,095)  $ 3,472   $(287)
                                                           =======   =======   =====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in the table above. See also Note 9 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                                FIXED MATURITY SECURITIES        EQUITY SECURITIES                   TOTAL
                               ---------------------------    -----------------------    -----------------------------
                                                               YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------
                                 2009      2008      2007      2009     2008     2007      2009       2008       2007
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
                                                               (IN MILLIONS)
Proceeds.....................  $24,900   $42,785   $52,377    $ 658    $1,888    $760    $25,558    $44,673    $53,137
                               =======   =======   =======    =====    ======    ====    =======    =======    =======
Gross investment gains.......  $   685   $   631   $   343    $ 118    $  412    $176    $   803    $ 1,043    $   519
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Gross investment losses......     (692)     (906)     (589)     (90)     (223)    (27)      (782)    (1,129)      (616)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Total OTTI losses recognized
  in earnings:
  Credit-related.............     (632)     (668)      (38)      --        --      --       (632)      (668)       (38)
  Other(1)...................     (266)     (119)       --     (283)     (279)    (16)      (549)      (398)       (16)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
  Total OTTI losses
     recognized in earnings..     (898)     (787)      (38)    (283)     (279)    (16)    (1,181)    (1,066)       (54)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Net investment gains
  (losses)...................  $  (905)  $(1,062)  $  (284)   $(255)   $  (90)   $133    $(1,160)   $(1,152)   $  (151)
                               =======   =======   =======    =====    ======    ====    =======    =======    =======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in estimated fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions, or the Company's need to shift the portfolio to maintain its portfolio management objectives. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Fixed maturity security OTTI losses recognized in earnings relate to the following sectors and industries:

                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2009     2008     2007
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
U.S. and foreign corporate securities:
  Finance...................................................  $284     $361      $10
  Communications............................................   130      109       --
  Consumer..................................................   127       71       --
  Utility...................................................    81        5        1
  Industrial................................................     9       26       14
  Other.....................................................    27      144        4
                                                              ----     ----      ---
     Total U.S. and foreign corporate securities............   658      716       29
  RMBS......................................................   127       --       --
  ABS.......................................................    95       61        9
  CMBS......................................................    18       --       --
  Foreign government securities.............................    --       10       --
                                                              ----     ----      ---
     Total..................................................  $898     $787      $38
                                                              ====     ====      ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity security OTTI losses recognized in earnings relate to the following sectors and industries:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Sector:
  Non-redeemable preferred stock..........................  $228      $197       $ 1
  Common stock............................................    55        82        15
                                                            ----      ----       ---
  Total...................................................  $283      $279       $16
                                                            ====      ====       ===
Industry:
  Financial services industry:
     Perpetual hybrid securities..........................  $228      $ 38       $--
     Common and remaining non-redeemable preferred stock..    25       180        --
                                                            ----      ----       ---
       Total financial services industry..................   253       218        --
Other.....................................................    30        61        16
                                                            ----      ----       ---
  Total...................................................  $283      $279       $16
                                                            ====      ====       ===



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE LOSS

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2009 for which a portion of the OTTI loss was recognized in other comprehensive loss:

                                                            YEAR ENDED DECEMBER 31, 2009
                                                            ----------------------------
                                                                    (IN MILLIONS)
Balance, beginning of period..............................              $ --
Credit loss component of OTTI loss not reclassified to
  other comprehensive loss in the cumulative effect
  transition adjustment...................................               110
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired...................               188
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.......................                36
Reductions:
  Due to sales (or maturities, pay downs or prepayments)
     during the period of securities previously credit
     loss OTTI impaired...................................               (30)
  Due to increases in cash flows -- accretion of previous
     credit loss OTTI.....................................                (1)
                                                                        ----
Balance, end of period....................................              $303
                                                                        ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                                (IN MILLIONS)
Fixed maturity securities..............................  $ 7,799   $ 8,830   $ 9,671
Equity securities......................................      126       174       169
Trading securities.....................................      116       (21)        6
Mortgage loans.........................................    2,236     2,387     2,376
Policy loans...........................................      504       475       460
Real estate and real estate joint ventures.............     (136)      501       806
Other limited partnership interests....................      147       (92)    1,141
Cash, cash equivalents and short-term investments......       27       134       144
International joint ventures...........................        7        (1)       (6)
Other..................................................      104       202       182
                                                         -------   -------   -------
  Total investment income..............................   10,930    12,589    14,949
Less: Investment expenses..............................      740     1,473     2,373
                                                         -------   -------   -------
  Net investment income................................  $10,190   $11,116   $12,576
                                                         =======   =======   =======



     Affiliated investment income included in the table above was $44 million, $29 million and $21 million related to fixed maturity securities for the years ended December 31, 2009, 2008 and 2007, respectively. Affiliated investment income related to short-term investments was less than $1 million, $2 million and $2 million for the years ended December 31, 2009, 2008 and 2007, respectively. The Company provides investment administrative services to certain affiliates. Administrative service costs charged to these affiliates, which reduced investment expenses in the table above, were $87 million, $67 million and $66 million for the years ended December 31, 2009, 2008 and 2007, respectively. See "-- Related Party Investment Transactions" for discussion of additional affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control, the amounts of which by aging category are presented below.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Elements of the securities lending programs are presented below at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Securities on loan:
  Cost or amortized cost......................................  $13,468   $13,389
  Estimated fair value........................................  $13,523   $14,732
Aging of cash collateral liability:
  Open (1)....................................................  $ 1,611   $ 3,515
  Less than thirty days.......................................    9,810     9,352
  Thirty days or greater but less than sixty days.............    1,684     2,218
  Sixty days or greater but less than ninety days.............       41        --
  Ninety days or greater......................................      734        --
                                                                -------   -------
  Total cash collateral liability.............................  $13,880   $15,085
                                                                =======   =======
Security collateral on deposit from counterparties............  $     6   $    95
                                                                =======   =======
Reinvestment portfolio -- estimated fair value................  $13,373   $13,075
                                                                =======   =======



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities related to the cash collateral on open at December 31, 2009 has been reduced to $1,558 million from $3,416 million at December 31, 2008. Of the $1,558 million of estimated fair value of the securities related to the cash collateral on open at December 31, 2009, $1,430 million were U.S. Treasury, agency and government guaranteed securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan, related to the cash collateral aged less than thirty days to ninety days or greater, was primarily U.S. Treasury, agency and government guaranteed securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, ABS, U.S. corporate and foreign corporate securities).

     Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTED ASSETS ON DEPOSIT, HELD IN TRUST AND PLEDGED AS COLLATERAL

     The invested assets on deposit, invested assets held in trust and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, fixed maturity and equity securities and at carrying value for mortgage loans.

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1).....................................  $ 1,296   $ 1,187
Invested assets held in trust:
  Reinsurance arrangements (2)................................       --        45
Invested assets pledged as collateral:
  Funding agreements -- FHLB of NY (3)........................   15,084    17,830
  Funding agreements -- Farmer MAC (4)........................    2,871     2,875
  Derivative transactions (5).................................      290       297
  Short sale agreements (6)...................................      496       346
                                                                -------   -------
     Total invested assets on deposit, held in trust and
       pledged as collateral..................................  $20,037   $22,580
                                                                =======   =======



--------

   (1) The Company had investment assets on deposit with regulatory agencies consisting primarily of fixed maturity and equity securities.

   (2) The Company has pledged certain investments, primarily fixed maturity securities, in connection with certain reinsurance transactions.

   (3) The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY"). The nature of the Federal Home Loan Bank arrangements is described in Note 8.

   (4) The Company has pledged certain agricultural real estate mortgage loans in connection with funding agreements issued to certain SPEs that have issued securities guaranteed by the Federal Agricultural Mortgage Corporation ("Farmer MAC"). The nature of the Farmer MAC arrangements is described in Note 8.

   (5) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4.

   (6) Certain of the Company's trading securities and cash and cash equivalents are pledged to secure liabilities associated with short sale agreements in the trading securities portfolio as described in the following section.

     See also the immediately preceding section "Securities Lending" for the amount of the Company's cash and invested assets received from and due back to counterparties pursuant to the securities lending program.

  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The table below presents certain information about the Company's trading securities portfolio:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Trading securities -- at estimated fair value.....................  $471   $277
Short sale agreement liabilities -- at estimated fair value
  (included in other liabilities).................................  $106   $ 57
Investments pledged to secure short sale agreement liabilities....  $496   $346



                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2009     2008     2007
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Net investment income (1)...................................  $116     $(21)     $ 6
Changes in estimated fair value included in net investment
  income....................................................  $ 31     $(17)     $(4)


--------

   (1) Includes interest and dividends earned on trading securities, in addition to the net realized gains (losses) and changes in estimated fair value subsequent to purchase, recognized on the trading securities and the related short sale agreement liabilities.

  MORTGAGE LOANS

     Mortgage loans, net of valuation allowances, are categorized as follows:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Mortgage loans held-for-investment:
  Commercial mortgage loans........................   $29,934    73.7%   $31,308    74.4%
  Agricultural mortgage loans......................    10,685    26.3     10,768    25.6
  Residential and consumer loans...................         1      --         10      --
                                                      -------   -----    -------   -----
     Total mortgage loans held-for-investment......    40,620   100.0%    42,086   100.0%
                                                      -------   -----    -------   -----
Mortgage loans held-for-sale:
  Commercial -- lower of amortized cost or
     estimated fair value..........................        --      --         19      --
                                                      -------   -----    -------   -----
     Total mortgage loans held-for-sale............        --      --         19      --
                                                      -------   -----    -------   -----
Total mortgage loans, net..........................   $40,620   100.0%   $42,105   100.0%
                                                      =======   =====    =======   =====



     Mortgage Loans by Geographic Region and Property Type -- The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. The carrying value of the Company's mortgage loans located in California, Texas and New York were 21%, 7% and 7% at December 31, 2009, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. Commercial mortgage loans at December 31, 2009 and 2008 were $30,426 million and $31,492 million, respectively, or 74% and 74%, respectively, of total mortgage loans prior to valuation allowances. Net of valuation allowances

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

commercial mortgage loans were $29,934 million and $31,308 million at December 31, 2009 and 2008, respectively, and there was diversity across geographic regions and property types as shown below at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
REGION
Pacific............................................   $ 7,378    24.6%   $ 7,586    24.3%
South Atlantic.....................................     6,311    21.1      6,984    22.3
Middle Atlantic....................................     5,053    16.9      5,173    16.5
International......................................     3,395    11.3      3,247    10.4
West South Central.................................     2,581     8.6      2,739     8.7
East North Central.................................     2,263     7.6      2,381     7.6
New England........................................     1,001     3.3      1,095     3.5
Mountain...........................................       825     2.8        920     2.9
West North Central.................................       598     2.0        664     2.1
East South Central.................................       326     1.1        313     1.0
Other..............................................       203     0.7        206     0.7
                                                      -------   -----    -------   -----
  Total............................................   $29,934   100.0%   $31,308   100.0%
                                                      =======   =====    =======   =====
PROPERTY TYPE
Office.............................................   $13,104    43.8%   $13,532    43.2%
Retail.............................................     6,768    22.6      7,011    22.4
Apartments.........................................     3,015    10.1      3,305    10.6
Industrial.........................................     2,512     8.4      2,644     8.4
Hotel..............................................     2,441     8.1      2,530     8.1
Other..............................................     2,094     7.0      2,286     7.3
                                                      -------   -----    -------   -----
  Total............................................   $29,934   100.0%   $31,308   100.0%
                                                      =======   =====    =======   =====



     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $368 million and $372 million at December 31, 2009 and 2008, respectively.

     Information regarding valuation allowances on mortgage loans held-for-investment is as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2009    2008   2007
                                                              ----   -----   ----
                                                                 (IN MILLIONS)
Balance, January 1,.........................................  $244   $ 181   $160
Additions...................................................   394     174     70
Deductions..................................................   (44)   (111)   (49)
                                                              ----   -----   ----
Balance, December 31,.......................................  $594   $ 244   $181
                                                              ====   =====   ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Impaired mortgage loans held-for-investment consisted of the following:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Impaired loans with valuation allowances..........................  $249   $232
Impaired loans without valuation allowances.......................    89     15
                                                                    ----   ----
  Subtotal........................................................   338    247
Less: Valuation allowances on impaired loans......................    86     45
                                                                    ----   ----
  Impaired loans, net.............................................  $252   $202
                                                                    ====   ====



     Information about impaired loans, restructured loans, loans 90 days or more past due and loans in foreclosure is as follows:

                                                                AS OF AND FOR THE
                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Impaired loans -- average investment during the period....  $288      $315      $399
Impaired loans -- interest income recognized -- accrual
  basis...................................................  $  1      $ 10      $ 35
Impaired loans -- interest income recognized -- cash
  basis...................................................  $  5      $ 11      $ 18
Restructured loans -- amount..............................  $ 27      $  1      $  2
Restructured loans -- interest income recognized..........  $ --      $  1      $  1
Loans 90 days or more past due, interest still
  accruing -- amortized cost..............................  $  1      $  2      $  1
Loans 90 days or more past due, interest no longer
  accruing -- amortized cost..............................  $ 48      $ 10      $ 18
Loans in foreclosure -- amortized cost....................  $ 71      $ 23      $  6


  REAL ESTATE HOLDINGS

     Real estate holdings by type consisted of the following:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Real estate........................................   $ 4,628    81.0%   $ 4,562    72.9%
Accumulated depreciation...........................    (1,379)  (24.1)    (1,316)  (21.0)
                                                      -------   -----    -------   -----
  Net real estate..................................     3,249    56.9      3,246    51.9
Real estate joint ventures and funds...............     2,297    40.2      2,959    47.3
Foreclosed real estate.............................       121     2.1         --      --
                                                      -------   -----    -------   -----
  Real estate held-for-investment..................     5,667    99.2      6,205    99.2
Real estate held-for-sale..........................        44     0.8         51     0.8
                                                      -------   -----    -------   -----
  Total real estate holdings.......................   $ 5,711   100.0%   $ 6,256   100.0%
                                                      =======   =====    =======   =====



     Related depreciation expense on real estate was $120 million, $120 million and $112 million for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts include $1 million, $1 million and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

$3 million of depreciation expense related to discontinued operations for the years ended December 31, 2009, 2008 and 2007, respectively.

     There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2009, 2008 and 2007. Impairments of real estate and real estate joint ventures held-for-investment were $96 million and $20 million for the years ended December 31, 2009 and 2008, respectively. There were no impairments of real estate and real estate joint ventures held-for-investment for the year ended December 31, 2007. The carrying value of non-income producing real estate was $72 million and $27 million at December 31, 2009 and 2008, respectively.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States, and at December 31, 2009, 21%, 14%, 11% and 11% were located in California, Florida, Texas and New York, respectively.

     Real estate holdings were categorized as follows:

                                                                   DECEMBER 31,
                                                       -----------------------------------
                                                             2009               2008
                                                       ----------------   ----------------
                                                       CARRYING    % OF   CARRYING    % OF
                                                         VALUE    TOTAL     VALUE    TOTAL
                                                       --------   -----   --------   -----
                                                                    (IN MILLIONS)
Office...............................................   $2,770      49%    $2,602      42%
Apartments...........................................    1,366      24      1,495      24
Retail...............................................      443       8        453       7
Industrial...........................................      411       7        483       8
Real estate investment funds.........................      405       7        936      15
Hotel................................................      190       3        170       3
Agriculture..........................................       46       1          9      --
Land.................................................       22      --         62       1
Other................................................       58       1         46      --
                                                        ------     ---     ------     ---
  Total real estate holdings.........................   $5,711     100%    $6,256     100%
                                                        ======     ===     ======     ===



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.2 billion and $4.7 billion at December 31, 2009 and 2008, respectively. Included within other limited partnership interests were $617 million and $943 million at December 31, 2009 and 2008, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $288 million, $99 million and $3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Freestanding derivatives with positive fair
  values...........................................   $2,415     35.5%   $6,646     67.0%
Leveraged leases, net of non-recourse debt.........    1,763     25.9     1,704     17.2
Loans to affiliates................................    1,628     23.9       795      8.0
Tax credit partnerships............................      683     10.0       476      4.8
Funds withheld.....................................       38      0.6        44      0.5
Joint venture investment...........................       36      0.5        31      0.3
Other..............................................      248      3.6       220      2.2
                                                      ------    -----    ------    -----
Total..............................................   $6,811    100.0%   $9,916    100.0%
                                                      ======    =====    ======    =====



     See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See the following section for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method or under the effective yield method. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The joint venture investment is accounted for on the equity method and represents the Company's investment in insurance underwriting joint ventures in China.

  LEVERAGED LEASES

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                   DECEMBER 31,
                                                                 ----------------
                                                                   2009     2008
                                                                 -------   ------
                                                                   (IN MILLIONS)
Rental receivables, net........................................  $ 1,690   $1,478
Estimated residual values......................................    1,225    1,217
                                                                 -------   ------
  Subtotal.....................................................    2,915    2,695
Unearned income................................................   (1,152)    (991)
                                                                 -------   ------
  Investment in leveraged leases...............................  $ 1,763   $1,704
                                                                 =======   ======



     The Company's deferred income tax liability related to leveraged leases was $1,064 million and $962 million at December 31, 2009 and 2008, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net income from investment in leveraged leases are as follows:

                                                                 YEARS ENDED
                                                                DECEMBER 31,
                                                             ------------------
                                                             2009   2008   2007
                                                             ----   ----   ----
                                                                (IN MILLIONS)
Income from investment in leveraged leases (included in net
  investment income).......................................  $ 92   $ 95   $ 48
Less: Income tax expense on leveraged leases...............   (32)   (33)   (17)
                                                             - --   - --   - --
Net income from investment in leveraged leases.............  $ 60   $ 62   $ 31
                                                             = ==   = ==   = ==



  VARIABLE INTEREST ENTITIES

     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2009 and 2008. Generally, creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                     DECEMBER 31,
                                                     -------------------------------------------
                                                             2009                   2008
                                                     --------------------   --------------------
                                                      TOTAL      TOTAL       TOTAL      TOTAL
                                                     ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                     ------   -----------   ------   -----------
                                                                  (IN MILLIONS)
Other limited partnership interests................   $367        $72         $20        $ 3
Other invested assets..............................     27          1          10          3
Real estate joint ventures.........................     22         17          26         15
                                                      ----        ---         ---        ---
Total..............................................   $416        $90         $56        $21
                                                      ====        ===         ===        ===



     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2009 and 2008:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2009                     2008
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                 (IN MILLIONS)
Other limited partnership interests............   $1,908       $2,170      $2,538       $2,965
Fixed maturity securities available-for-sale:
  U.S. corporate securities....................      809          809         251          251
  Foreign corporate securities.................      733          733         362          362
Other invested assets..........................      394          387         310          108
                                                  ------       ------      ------       ------
Total..........................................   $3,844       $4,099      $3,461       $3,686
                                                  ======       ======      ======       ======



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third-party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties of $226 million and $271 million at December 31, 2009 and 2008, respectively.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2009, 2008 and 2007.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2009 and 2008, the Company held $717 million and $229 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from this investment was $1 million, $4 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") is a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed and consolidated by the Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool and is included in the Company's noncontrolling interests in the consolidated balance sheets. The affiliated companies' ownership interests in the pooled investments held by the MIIP were $118 million and $29 million at December 31, 2009 and 2008, respectively. Net investment income allocated to affiliates from the MIIP was $1 million, $3 million and $7 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     During the year ended December 31, 2009, the Company loaned $1.0 billion to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate, which was included in other invested assets. The loans are due as follows: $500 million on June 30, 2014, $250 million on September 30, 2012 and $250 million on September 30, 2016, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both principal and interest payments have been guaranteed by MetLife, Inc.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates, which are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2009    2008   2007
                                                              ------   ----   ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates................................................  $   --   $230   $142
Amortized cost of invested assets transferred to
  affiliates................................................  $   --   $220   $145
Net investment gains (losses) recognized on transfers of
  invested assets...........................................  $   --   $ 10   $ (3)
Estimated fair value of invested assets transferred from
  affiliates................................................  $1,019   $ 57   $778


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

See Note 5 for information about the fair value hierarchy for derivatives.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS AND NON-DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                                             DECEMBER 31,
                                                     ------------------------------------------------------------
                                                                  2009                           2008
                                                     -----------------------------  -----------------------------
                                                                    ESTIMATED                      ESTIMATED
                                                                  FAIR VALUE (1)                 FAIR VALUE (1)
PRIMARY UNDERLYING                                   NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE               INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  -------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                             (IN MILLIONS)
Interest rate       Interest rate swaps............   $18,630  $  804     $  696    $ 20,043  $3,188     $1,090
                    Interest rate floors...........    12,115     339          2      32,855   1,082         --
                    Interest rate caps.............    23,406     255         --      21,130      10         --
                    Interest rate futures..........     1,186      --          5       3,628       2         58
                    Interest rate options..........     3,750     114         57       2,365     939         35
                    Synthetic GICs.................     4,352      --         --       4,260      --         --
Foreign currency    Foreign currency swaps.........    12,706     821      1,058      14,180   1,245      1,066
                    Foreign currency forwards......     1,466      16          5       1,467      47         21
                    Non-derivative hedging
                    instruments (2)................        --      --         --         351      --        323
Credit              Swap spreadlocks...............        --      --         --       2,087      --         90
                    Credit default swaps...........     5,656      61         99       4,466     133         60
                    Credit forwards................       130       2          2          --      --         --
Equity market       Equity futures.................        --      --         --           2      --         --
                    Equity options.................        85       3         --          --      --         --
                    Total rate of return swaps.....       250      --         47         250      --        101
                                                      -------  ------     ------    --------  ------     ------
                      Total........................   $83,732  $2,415     $1,971    $107,084  $6,646     $2,844
                                                      =======  ======     ======    ========  ======     ======



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

   (2) The estimated fair value of non-derivative hedging instruments represents the amortized cost of the instruments, as adjusted for foreign currency transaction gains or losses. Non-derivative hedging instruments are reported within policyholder account balances in the consolidated balance sheets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2009:

                                                               REMAINING LIFE
                                   ---------------------------------------------------------------------
                                                 AFTER ONE YEAR   AFTER FIVE YEARS
                                   ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                       LESS           YEARS             YEARS          YEARS      TOTAL
                                   -----------   --------------   ----------------   ---------   -------
                                                               (IN MILLIONS)
Interest rate swaps..............    $ 2,066         $ 5,155           $ 6,457         $4,952    $18,630
Interest rate floors.............        325           1,740            10,050             --     12,115
Interest rate caps...............      4,000          16,050             3,356             --     23,406
Interest rate futures............      1,186              --                --             --      1,186
Interest rate options............         --              --             3,750             --      3,750
Synthetic GICs...................      4,352              --                --             --      4,352
Foreign currency swaps...........        735           6,340             4,180          1,451     12,706
Foreign currency forwards........      1,466              --                --             --      1,466
Credit default swaps.............        105           4,894               657             --      5,656
Credit forwards..................        110              20                --             --        130
Equity options...................         85              --                --             --         85
Total rate of return swaps.......        250              --                --             --        250
                                     -------         -------           -------         ------    -------
  Total..........................    $14,680         $34,199           $28,450         $6,403    $83,732
                                     =======         =======           =======         ======    =======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

     Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

     Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

     The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

     The Company writes covered call options on its portfolio of U.S. Treasuries as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

     The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

     A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

     The Company uses certain of its foreign currency denominated funding agreements to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. Such contracts are included in non-derivative hedging instruments in the preceding table.

     Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

     The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

     In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

     Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

     The following table presents the notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                         -----------------------------------------------------------------
                                                       2009                              2008
                                         -------------------------------   -------------------------------
                                                          ESTIMATED                         ESTIMATED
                                                            FAIR                              FAIR
                                                            VALUE                             VALUE
DERIVATIVES DESIGNATED AS HEDGING        NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
---------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Fair Value Hedges:
  Foreign currency swaps...............   $ 3,958   $  484       $117       $ 5,386   $  399      $  416
  Interest rate swaps..................     4,472      488         70         3,971    1,338         123
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................     8,430      972        187         9,357    1,737         539
                                          -------   ------       ----       -------   ------      ------
Cash Flow Hedges:
  Foreign currency swaps...............     3,181      109        251         2,541      365         137
  Interest rate swaps..................     1,740       --         48            --       --          --
  Credit forwards......................       130        2          2            --       --          --
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................     5,051      111        301         2,541      365         137
                                          -------   ------       ----       -------   ------      ------
Foreign Operations Hedges:
  Foreign currency swaps...............        --       --         --           164        1           1
  Non-derivative hedging instruments...        --       --         --           351       --         323
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................        --       --         --           515        1         324
                                          -------   ------       ----       -------   ------      ------
Total Qualifying Hedges................   $13,481   $1,083       $488       $12,413   $2,103      $1,000
                                          =======   ======       ====       =======   ======      ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount and estimated fair value of derivatives that are not designated or do not qualify as hedging instruments by derivative type at:

                                                                    DECEMBER 31,
                                            ------------------------------------------------------------
                                                         2009                           2008
                                            -----------------------------  -----------------------------
                                                           ESTIMATED                      ESTIMATED
                                                              FAIR                           FAIR
                                                             VALUE                          VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL  -------------------  NOTIONAL  -------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                    (IN MILLIONS)
Interest rate swaps.......................   $12,418  $  316     $  578     $16,072  $1,850     $  967
Interest rate floors......................    12,115     339          2      32,855   1,082         --
Interest rate caps........................    23,406     255         --      21,130      10         --
Interest rate futures.....................     1,186      --          5       3,628       2         58
Interest rate options.....................     3,750     114         57       2,365     939         35
Synthetic GICs............................     4,352      --         --       4,260      --         --
Foreign currency swaps....................     5,567     228        690       6,089     480        512
Foreign currency forwards.................     1,466      16          5       1,467      47         21
Swap spreadlocks..........................        --      --         --       2,087      --         90
Credit default swaps......................     5,656      61         99       4,466     133         60
Equity futures............................        --      --         --           2      --         --
Equity options............................        85       3         --          --      --         --
Total rate of return swaps................       250      --         47         250      --        101
                                             -------  ------     ------     -------  ------     ------
Total non-designated or non-qualifying
  derivatives.............................   $70,251  $1,332     $1,483     $94,671  $4,543     $1,844
                                             =======  ======     ======     =======  ======     ======



     The following table presents the settlement payments recorded in income for the:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2009     2008     2007
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Qualifying hedges:
  Net investment income....................................  $ 51     $ 21     $ 24
  Interest credited to policyholder account balances.......   180       99      (28)
Non-qualifying hedges:
  Net investment income....................................    (3)      (1)      (5)
  Net investment gains (losses)............................   (51)     (38)     196
                                                             ----     ----     ----
  Total....................................................  $177     $ 81     $187
                                                             ====     ====     ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net investment gains (losses). The following table represents the amount of such net investment gains (losses) recognized for the years ended December 31, 2009, 2008 and 2007:

                                                                                 NET INVESTMENT
DERIVATIVES IN FAIR                                                              GAINS(LOSSES)   NET INVESTMENT GAINS
VALUE                  HEDGED ITEMS IN FAIR VALUE                                  RECOGNIZED     (LOSSES) RECOGNIZED
HEDGING RELATIONSHIPS  HEDGING RELATIONSHIPS                                    FOR DERIVATIVES    FOR HEDGED ITEMS
---------------------  -------------------------------------------------------  ---------------  --------------------
                                                                                            (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:   Fixed maturity securities..............................       $  42               $ (35)
                       Policyholder account balances (1)......................        (956)                947
Foreign currency
  swaps:               Foreign-denominated fixed maturity securities..........         (13)                 10
                       Foreign-denominated policyholder account balances (2)..         351                (332)
                                                                                     -----               -----
  Total.......................................................................       $(576)              $ 590
                                                                                     =====               =====
FOR THE YEAR ENDED DECEMBER 31, 2008..........................................       $ 336               $(337)
                                                                                     =====               =====
FOR THE YEAR ENDED DECEMBER 31, 2007..........................................       $ 319               $(308)
                                                                                     =====               =====

                       INEFFECTIVENESS
DERIVATIVES IN FAIR     RECOGNIZED IN
VALUE                   NET INVESTMENT
HEDGING RELATIONSHIPS   GAINS (LOSSES)
---------------------  ---------------
                        (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:         $ 7
                              (9)
Foreign currency
  swaps:                      (3)
                              19
                             ---
  Total..............        $14
                             ===
FOR THE YEAR ENDED
  DECEMBER 31, 2008..        $(1)
                             ===
FOR THE YEAR ENDED
  DECEMBER 31, 2007..        $11
                             ===



--------

   (1) Fixed rate liabilities

   (2) Fixed rate or floating rate liabilities

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps to hedge the forecasted purchases of fixed-rate investments.

     For the year ended December 31, 2009, the Company recognized $3 million of net investment losses which represented the ineffective portion of all cash flow hedges. For the years ended December 31, 2008 and 2007, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. The net amounts reclassified into net investment losses for the years ended December 31, 2009, 2008 and 2007 related to such discontinued cash flow hedges were $7 million, $12 million and $3 million, respectively. As of December 31, 2009, the maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed five years. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008 and 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2009    2008    2007
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
Other comprehensive income (loss), balance at January 1,...  $ 137   $(262)  $(238)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges......   (327)    483    (185)
Amounts reclassified to net investment gains (losses)......     93     (93)    150
Amounts reclassified to net investment income..............      7       9      12
Amortization of transition adjustment......................     (2)     --      (1)
                                                             -----   -----   -----
Other comprehensive income (loss), balance at December
  31,......................................................  $ (92)  $ 137   $(262)
                                                             =====   =====   =====



     At December 31, 2009, $43 million of deferred net losses on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings within the next 12 months.

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                    AMOUNT AND LOCATION
                                                     OF GAINS (LOSSES)
                                                     RECLASSIFIED FROM
                                                     ACCUMULATED OTHER
                                                       COMPREHENSIVE             AMOUNT AND LOCATION
                                                     INCOME (LOSS) INTO           OF GAINS (LOSSES)
                                                       INCOME (LOSS)         RECOGNIZED IN INCOME (LOSS)
                                                   ---------------------            ON DERIVATIVES
                              AMOUNT OF GAINS       (EFFECTIVE PORTION)    -------------------------------
                             (LOSSES) DEFERRED     ---------------------       (INEFFECTIVE PORTION AND
                            IN ACCUMULATED OTHER      NET                        AMOUNT EXCLUDED FROM
                            COMPREHENSIVE INCOME    INVEST-       NET           EFFECTIVENESS TESTING)
                           (LOSS) ON DERIVATIVES      MENT      INVEST-    -------------------------------
DERIVATIVES IN CASH FLOW   ---------------------     GAINS        MENT     NET INVESTMENT   NET INVESTMENT
HEDGING RELATIONSHIPS       (EFFECTIVE PORTION)     (LOSSES)     INCOME    GAINS (LOSSES)       INCOME
-------------------------  ---------------------   ---------   ---------   --------------   --------------
                                                            (IN MILLIONS)
FOR THE YEAR ENDED
  DECEMBER 31, 2009:
  Interest rate swaps....          $ (47)            $  --        $ --           $(2)             $--
  Foreign currency
     swaps...............           (409)             (159)         (5)           (1)              --
  Interest rate
     forwards............            130                66          --            --               --
  Credit forwards........             (1)               --          --            --               --
                                   -----             -----        ----           ---              ---
     Total...............          $(327)            $ (93)       $ (5)          $(3)             $--
                                   =====             =====        ====           ===              ===
FOR THE YEAR ENDED
  DECEMBER 31, 2008:
  Interest rate swaps....          $  --             $  --        $ --           $--              $--
  Foreign currency
     swaps...............            483                93          (9)           --               --
                                   -----             -----        ----           ---              ---
     Total...............          $ 483             $  93        $ (9)          $--              $--
                                   =====             =====        ====           ===              ===
FOR THE YEAR ENDED
  DECEMBER 31, 2007:
  Interest rate swaps....          $  10             $  --        $ --           $--              $--
  Foreign currency
     swaps...............           (195)             (150)        (11)           --               --
                                   -----             -----        ----           ---              ---
     Total...............          $(185)            $(150)       $(11)          $--              $--
                                   =====             =====        ====           ===              ===



  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

     When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

     The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                                            AMOUNT AND LOCATION OF
                                                                                GAINS (LOSSES)
                                                                                 RECLASSIFIED
                                                                            FROM ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME
                                           AMOUNT OF GAINS (LOSSES)              (LOSS) INTO
                                           DEFERRED IN ACCUMULATED         INCOME (LOSS) (EFFECTIVE
                                          OTHER COMPREHENSIVE INCOME               PORTION)
                                                    (LOSS)                -------------------------
                                             (EFFECTIVE PORTION)             NET INVESTMENT GAINS
                                         ---------------------------               (LOSSES)
DERIVATIVES AND NON-DERIVATIVE                                            -------------------------
HEDGING INSTRUMENTS IN NET                 YEARS ENDED DECEMBER 31,        YEARS ENDED DECEMBER 31,
INVESTMENT                               ---------------------------      -------------------------
HEDGING RELATIONSHIPS (1), (2)           2009       2008        2007       2009      2008      2007
-----------------------------------      ----       ----       -----      -----      ----      ----
                                                                (IN MILLIONS)
Foreign currency forwards..........      $ --       $ --       $  --      $ (59)      $--       $--
Foreign currency swaps.............       (18)        76         (82)       (63)       --        --
Non-derivative hedging
  instruments......................       (37)        81         (62)       (11)       --        --
                                         ----       ----       -----      -----       ---       ---
  Total............................      $(55)      $157       $(144)     $(133)      $--       $--
                                         ====       ====       =====      =====       ===       ===



--------

   (1) During the year-ended December 31, 2009, the Company substantially liquidated, through assumption reinsurance (see Note 2), the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive loss into earnings. During the years ended December 31, 2008 and 2007, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive loss into earnings.

   (2) There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations.

     At December 31, 2009, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive loss related to hedges of net investments in foreign operations. At December 31, 2008, the cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive loss related to hedges of net investments in foreign operations was ($78) million.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge exposure to equity risk in certain liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (vii) credit default swaps and TRRs to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk;
(xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


call options for income generation; (xiii) synthetic GICs and (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

     The following table presents the amount and location of gains (losses) recognized in income for derivatives that are not designated or qualifying as hedging instruments:

                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                             GAINS (LOSSES)   INCOME (1)
                                                             --------------   ----------
                                                                    (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps........................................      $  (880)        $ --
Interest rate floors.......................................         (514)          --
Interest rate caps.........................................           27           --
Interest rate futures......................................         (155)          --
Foreign currency swaps.....................................         (584)          --
Foreign currency forwards..................................         (151)          --
Equity options.............................................            2           (2)
Interest rate options......................................         (379)          --
Interest rate forwards.....................................           (7)          --
Swap spreadlocks...........................................          (38)          --
Credit default swaps.......................................         (195)         (11)
Total rate of return swaps.................................           63           --
                                                                 -------         ----
  Total....................................................      $(2,811)        $(13)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2008.......................      $ 3,470         $ 54
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2007.......................      $  (738)        $ 20
                                                                 =======         ====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $2,584 million and $1,558 million at December 31, 2009 and 2008, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2009, the Company would have received $44 million to terminate all of these contracts, and at December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table below. As a result, the maximum amounts of potential future recoveries available to offset the $2,584 million and $1,558 million from the table below were $21 million and $8 million at December 31,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2009 and 2008, respectively. The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2009 and 2008:

                                                                           DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
                                                        2009                                           2008
                                  -----------------------------------------------  --------------------------------------------
                                                      MAXIMUM                                          MAXIMUM
                                     ESTIMATED        AMOUNT                          ESTIMATED       AMOUNT OF
                                       FAIR          OF FUTURE        WEIGHTED          FAIR           FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF         VALUE OF     PAYMENTS UNDER      AVERAGE         VALUE OF     PAYMENTS UNDER     AVERAGE
REFERENCED                        CREDIT DEFAULT  CREDIT DEFAULT       YEARS       CREDIT DEFAULT  CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                 SWAPS         SWAPS (2)    TO MATURITY (3)       SWAPS         SWAPS (2)    MATURITY (3)
--------------------------------  --------------  --------------  ---------------  --------------  --------------  ------------
                                                                           (IN MILLIONS)
AAA/AA/A
Single name credit default swaps
  (corporate)...................        $ 4           $  148            4.3             $  1           $  116           5.0
Credit default swaps referencing
  indices.......................         38            2,201            3.5              (30)           1,112           4.1
                                        ---           ------                            ----           ------
Subtotal........................         42            2,349            3.5              (29)           1,228           4.2
                                        ---           ------                            ----           ------
BAA
Single name credit default swaps
  (corporate)...................          2              190            4.9                1              100           2.3
Credit default swaps referencing
  indices.......................         --               --             --               (5)             215           4.1
                                        ---           ------                            ----           ------
Subtotal........................          2              190            4.9               (4)             315           3.5
                                        ---           ------                            ----           ------
BA
Single name credit default swaps
  (corporate)...................         --               25            5.0               --                5           5.0
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               25            5.0               --                5           5.0
                                        ---           ------                            ----           ------
B
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               20            5.0               (2)              10           5.0
                                        ---           ------                            ----           ------
Subtotal........................         --               20            5.0               (2)              10           5.0
                                        ---           ------                            ----           ------
CAA AND LOWER
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
IN OR NEAR DEFAULT
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Total...........................        $44           $2,584            3.6             $(35)          $1,558           4.1
                                        ===           ======                            ====           ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then the MLIC rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2009 and 2008, the Company was obligated to return cash collateral under its control of $782 million and $3,564 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2009 and 2008, the Company had also accepted collateral consisting of various securities with a fair market value of $123 million and $824 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2009, none of the collateral had been sold or repledged.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                    ESTIMATED           ESTIMATED
                                FAIR VALUE (1) OF     FAIR VALUE OF
                               DERIVATIVES IN NET       COLLATERAL
                               LIABILITY POSITION        PROVIDED        FAIR VALUE OF INCREMENTAL COLLATERAL
                                DECEMBER 31, 2009   DECEMBER 31, 2009               PROVIDED UPON:
                               ------------------   -----------------   --------------------------------------
                                                                                         DOWNGRADE IN THE
                                                                        ONE NOTCH     COMPANY'S CREDIT RATING
                                                                        DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                                                          IN THE          FULL OVERNIGHT
                                                                        COMPANY'S      COLLATERALIZATION OR
                                                      FIXED MATURITY      CREDIT            TERMINATION
                                                      SECURITIES (2)      RATING    OF THE DERIVATIVE POSITION
                                                    -----------------   ---------   --------------------------
                                                            (IN MILLIONS)
Derivatives subject to
  credit-contingent
  provisions.................         $342                 $230            $45                 $132
Derivatives not subject to
  credit-contingent
  provisions.................           47                   42             --                   --
                                      ----                 ----            ---                 ----
  Total......................         $389                 $272            $45                 $132
                                      ====                 ====            ===                 ====



--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2009 was $444 million. At December 31, 2009, the Company provided securities collateral of $230 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating is downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements are deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2009 would be $214 million. This amount does not consider gross derivative assets of $102 million for which the Company has the contractual right of offset.

     At December 31, 2008, the Company provided securities collateral for various arrangements in connection with derivative instruments of $220 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

     The Company also has exchange-traded futures, which require the pledging of collateral. At December 31, 2009 and 2008, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2009 and 2008, the Company provided cash collateral for exchange-traded futures of $18 million and $77 million, respectively, which is included in premiums and other receivables.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; and funding agreements with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                 DECEMBER 31,
                                                               ---------------
                                                                2009     2008
                                                               ------   ------
                                                                (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits..........................   $263    $  797
  Call options in equity securities..........................    (15)      (72)
                                                                ----    -- ---
     Net embedded derivatives within asset host contracts....   $248    $  725
                                                                ====    == ===
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits.........................   $(35)   $  298
                                                                         (1,2-
  Funds withheld on ceded reinsurance........................    132        03)
  Other......................................................    (26)      (83)
                                                                ----    -- ---
     Net embedded derivatives within liability host
       contracts.............................................   $ 71    $ (988)
                                                                ====    == ===



     The following table presents changes in estimated fair value related to embedded derivatives:

                                                         YEARS ENDED DECEMBER 31,
                                                        --------------------------
                                                          2009      2008     2007
                                                        --------   ------   ------
                                                               (IN MILLIONS)
Net investment gains (losses) (1).....................   $(1,586)  $1,744     $15


--------

   (1) Effective January 1, 2008, the valuation of the Company's guaranteed minimum benefits includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the years ended December 31, 2009 and 2008 were gains (losses) of ($380) million and $442 million, respectively, in connection with this adjustment.

5.  FAIR VALUE

     Effective January 1, 2008, the Company prospectively adopted the provisions of fair value measurement guidance. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments are as follows:

                                                                              ESTIMATED
                                                        NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                        AMOUNT      VALUE      VALUE
------------------------------------------------------  --------   --------   ---------
                                                                 (IN MILLIONS)
ASSETS:
Fixed maturity securities.............................             $144,649    $144,649
Equity securities.....................................             $  2,116    $  2,116
Trading securities....................................             $    471    $    471
Mortgage loans, net...................................             $ 40,620    $ 39,155
Policy loans..........................................             $  8,099    $  9,108
Real estate joint ventures (1)........................             $     49    $     61
Other limited partnership interests (1)...............             $  1,443    $  1,431
Short-term investments................................             $  3,315    $  3,315
Other invested assets: (1)
  Derivative assets (2)...............................   $56,746   $  2,415    $  2,415
  Other...............................................             $  1,707    $  1,659
Cash and cash equivalents.............................             $  3,347    $  3,347
Accrued investment income.............................             $  2,066    $  2,066
Premiums and other receivables (1)....................             $ 18,271    $ 18,648
Separate account assets...............................             $ 80,377    $ 80,377
Net embedded derivatives within asset host contracts
  (3).................................................             $    263    $    263
LIABILITIES:
Policyholder account balances (1).....................             $ 64,097    $ 64,081
Payables for collateral under securities loaned and
  other transactions..................................             $ 14,662    $ 14,662
Short-term debt.......................................             $    319    $    319
Long-term debt (1)....................................             $  3,474    $  3,494
Other liabilities: (1)................................
  Derivative liabilities (2)..........................   $26,986   $  1,971    $  1,971
  Trading liabilities.................................             $    106    $    106
  Other...............................................             $ 17,192    $ 17,192
Separate account liabilities (1)......................             $ 28,874    $ 28,874
Net embedded derivatives within liability host
  contracts (3).......................................             $     71    $     71
COMMITMENTS: (4)
Mortgage loan commitments.............................   $ 1,262   $     --    $    (43)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments........   $   763   $     --    $    (19)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                              ESTIMATED
                                                        NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2008                                        AMOUNT      VALUE      VALUE
------------------------------------------------------  --------   --------   ---------
                                                                 (IN MILLIONS)
ASSETS:
Fixed maturity securities.............................             $122,229    $122,229
Equity securities.....................................             $  2,298    $  2,298
Trading securities....................................             $    277    $    277
Mortgage loans, net...................................             $ 42,105    $ 41,110
Policy loans..........................................             $  7,881    $  9,675
Real estate joint ventures (1)........................             $     67    $     75
Other limited partnership interests (1)...............             $  1,697    $  2,008
Short-term investments................................             $  7,598    $  7,598
Other invested assets:  (1)
  Derivative assets (2)...............................   $71,514   $  6,646    $  6,646
  Other...............................................             $    875    $    691
Cash and cash equivalents.............................             $ 10,279    $ 10,279
Accrued investment income.............................             $  2,079    $  2,079
Premiums and other receivables (1)....................             $ 17,856    $ 18,088
Separate account assets...............................             $ 72,259    $ 72,259
Net embedded derivatives within asset host contracts
  (3).................................................             $    797    $    797
LIABILITIES:
Policyholder account balances (1).....................             $ 70,799    $ 66,232
Payables for collateral under securities loaned and
  other transactions..................................             $ 18,649    $ 18,649
Short-term debt.......................................             $    414    $    414
Long-term debt (1)....................................             $  2,684    $  1,995
Other liabilities: (1)
  Derivative liabilities (2)..........................   $35,219   $  2,521    $  2,521
  Trading liabilities.................................             $     57    $     57
  Other...............................................             $ 16,163    $ 16,163
Separate account liabilities (1)......................             $ 26,214    $ 26,214
Net embedded derivatives within liability host
  contracts (3).......................................             $   (988)   $   (988)
COMMITMENTS: (4)
Mortgage loan commitments.............................   $ 2,191   $     --    $   (114)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments........   $   611   $     --    $      4


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities. At December 31, 2009 and 2008, certain non-derivative hedging instruments of $0 and $323 million, respectively, which are carried at amortized cost, are included with the liabilities total in Note 4 but are excluded from derivative liabilities here as they are not derivative instruments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009 and 2008, equity securities also included embedded derivatives of ($15) million and ($72) million, respectively.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities
-- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans -- The Company originates mortgage loans principally for investment purposes. These loans are primarily carried at amortized cost. The estimated fair value for mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk. Certain mortgage loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the mortgage loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral is estimated using internal models.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the consolidated balance sheets in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheets are principally comprised of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld and joint venture investments. Leveraged leases, tax credit partnerships and joint venture investments, which are accounted for under the equity method or under the effective yield method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

     Cash and Cash Equivalents -- Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheets are principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables and embedded derivatives related to the ceded reinsurance of certain variable annuity guarantees.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity guarantees are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     Other Assets -- Other assets in the consolidated balance sheets are principally comprised of prepaid expenses, amounts held under corporate-owned life insurance, fixed assets, capitalized software, deferred sales inducements, VODA and VOCRA, all of which are not considered financial instruments subject to disclosure.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager. Accounting guidance effective for December 31, 2009 clarified how investments that use NAV as a practical expedient for their fair value measurement are classified in the fair value hierarchy. As a result, the Company has included certain mutual funds in the amount of $35.5 billion in Level 2 of the fair value hierarchy which were previously included in Level 1. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit which is determined using publicly available information relating to the Company's debt, as well as its claims paying ability.

     Short-term and Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

     Payables for Collateral Under Securities Loaned and Other Transactions
-- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheets are principally comprised of funds withheld related to certain ceded reinsurance; embedded derivatives within these funds withheld related to certain ceded reinsurance; freestanding derivatives with negative estimated fair values; securities trading liabilities; tax and litigation contingency liabilities; obligations for employee-related benefits; interest due on the Company's debt obligations and on cash collateral held in relation to securities lending; dividends payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     The fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of securities trading liabilities; interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded and assumed reinsurance contracts recognized using the deposit method of accounting.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheets represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding agreements related to group life contracts; and certain contracts that provide for benefit funding.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheets at an equivalent summary total of the separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those liabilities approximates the estimated fair value of the related separate account assets.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread over the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance contracts related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWB, GMAB and certain GMIB are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances.

     The fair value for these guarantees are estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantees includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for the Company's own credit that takes into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net investment gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                DECEMBER 31, 2009
                                         --------------------------------------------------------------
                                           FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                         ---------------------------------------------------
                                          QUOTED PRICES IN
                                         ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                          IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                           AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                              (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                         ------------------  -----------------  ------------  ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities............        $    --            $ 44,394         $ 4,674     $ 49,068
  RMBS.................................             --              29,405           1,580       30,985
  Foreign corporate securities.........             --              21,541           3,456       24,997
  U.S. Treasury, agency and government
     guaranteed securities.............          6,090              10,312              --       16,402
  CMBS.................................             --              10,684              87       10,771
  ABS..................................             --               5,503           1,668        7,171
  State and political subdivision
     securities........................             --               2,714              20        2,734
  Foreign government securities........             --               2,272             249        2,521
                                               -------            --------         -------     --------
     Total fixed maturity securities...          6,090             126,825          11,734      144,649
                                               -------            --------         -------     --------
Equity securities:
  Common stock.........................            289                 777              64        1,130
  Non-redeemable preferred stock.......             --                 193             793          986
                                               -------            --------         -------     --------
     Total equity securities...........            289                 970             857        2,116
                                               -------            --------         -------     --------
Trading securities.....................             --                 388              83          471
Short-term investments (1).............          2,099               1,193               8        3,300
Derivative assets (2)..................             --               2,318              97        2,415
Net embedded derivatives within asset
  host contracts (3)...................             --                  --             263          263
Separate account assets (4)............         13,006              65,788           1,583       80,377
                                               -------            --------         -------     --------
  Total assets.........................        $21,484            $197,482         $14,625     $233,591
                                               =======            ========         =======     ========
LIABILITIES
Derivative liabilities (2).............        $     5            $  1,961         $     5     $  1,971
Net embedded derivatives within
  liability host contracts (3).........             --                 (26)             97           71
Trading liabilities (5)................            106                  --              --          106
                                               -------            --------         -------     --------
  Total liabilities....................        $   111            $  1,935         $   102     $  2,148
                                               =======            ========         =======     ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER 31, 2008
                                          --------------------------------------------------------------
                                            FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                          ---------------------------------------------------
                                           QUOTED PRICES IN
                                          ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                           IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                            AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                               (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                          ------------------  -----------------  ------------  ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.............        $    --            $ 38,663         $ 5,089     $ 43,752
  RMBS..................................             --              22,680             373       23,053
  Foreign corporate securities..........             --              16,857           3,367       20,224
  U.S. Treasury, agency and government
     guaranteed securities..............          7,427               8,461              48       15,936
  CMBS..................................             --               8,939             138        9,077
  ABS...................................             --               4,824           1,487        6,311
  State and political subdivision
     securities.........................             --               1,025              76        1,101
  Foreign government securities.........             --               2,573             202        2,775
                                                -------            --------         -------     --------
     Total fixed maturity securities....          7,427             104,022          10,780      122,229
                                                -------            --------         -------     --------
Equity securities:
  Common stock..........................            238                 994              59        1,291
  Non-redeemable preferred stock........             --                  89             918        1,007
                                                -------            --------         -------     --------
     Total equity securities............            238               1,083             977        2,298
                                                -------            --------         -------     --------
Trading securities......................             --                 161             116          277
Short-term investments (1)..............          6,812                 695              75        7,582
Derivative assets (2)...................              2               6,505             139        6,646
Net embedded derivatives within asset
  host contracts (3)....................             --                  --             797          797
Separate account assets (4).............         39,767              31,006           1,486       72,259
                                                -------            --------         -------     --------
  Total assets..........................        $54,246            $143,472         $14,370     $212,088
                                                =======            ========         =======     ========
LIABILITIES
Derivative liabilities (2)..............        $    58            $  2,305         $   158     $  2,521
Net embedded derivatives within
  liability host contracts (3)..........             --                 (83)           (905)        (988)
Trading liabilities (5).................             57                  --              --           57
                                                -------            --------         -------     --------
  Total liabilities.....................        $   115            $  2,222         $  (747)    $  1,590
                                                =======            ========         =======     ========



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g. time deposits, etc.).

   (2) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the following tables. At December 31,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       2009 and 2008, certain non-derivative hedging instruments of $0 and $323 million, respectively, which are carried at amortized cost, are included with the liabilities total in Note 4 but are excluded from derivative liabilities here as they are not derivative instruments.

   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009 and 2008, equity securities also included embedded derivatives of ($15) million and ($72) million, respectively.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (5) Trading liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury, agency and government guaranteed fixed maturity securities, exchange-traded common stock; and certain short-term money market securities. As it relates to derivatives, this level includes exchange-traded equity and interest rate futures. Separate account assets classified within this level are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. Fixed maturity securities classified as Level 2 include most U.S. Treasury, agency and government guaranteed securities, as well as the majority of U.S. and foreign corporate securities, RMBS, CMBS, ABS, foreign government securities, and state and political subdivision securities. Equity securities classified as Level 2 securities consist principally of common stock and non-redeemable preferred stock where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account, with the exception of certain mutual funds without readily determinable fair values given prices are not published publicly. Hedge funds owned by separate accounts are also included within this level. Embedded derivatives classified within this level include embedded equity derivatives contained in certain funding agreements.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level primarily consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including: U.S. and foreign corporate securities -- including below investment grade private placements; RMBS; CMBS; and ABS -- including all of those supported by sub-prime mortgage loans. Equity securities classified as Level 3 securities consist principally of non-redeemable preferred stock and common stock of companies that are privately held or of companies for which there has been very limited trading activity or where less price transparency exists around the inputs to the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


              valuation. Short-term investments and trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this category includes: swap spreadlocks with maturities which extend beyond observable periods; foreign currency swaps which are cancelable and priced through independent broker quotations; interest rate swaps with maturities which extend beyond the observable portion of the yield curve; credit default swaps based upon baskets of credits having unobservable credit correlations, as well as credit default swaps with maturities which extend beyond the observable portion of the credit curves and credit default swaps priced through independent broker quotations; interest rate floors referencing unobservable yield curves and/or which include liquidity and volatility adjustments; and implied volatility swaps with unobservable volatility inputs. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans and other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity guarantees, as well as those on the cession of risks associated with those guarantees to affiliates; as well as embedded derivatives related to funds withheld on ceded reinsurance.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the years ended December 31, 2009 and 2008 is as follows:

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) (1)
                               --------------------------------------------------------------------------------------------
                                                                               TOTAL REALIZED/UNREALIZED
                                                                              GAINS (LOSSES) INCLUDED IN:
                                                                            ------------------------------     PURCHASES,
                                                                                                 OTHER           SALES,
                                    BALANCE,        IMPACT OF    BALANCE,                    COMPREHENSIVE   ISSUANCES AND
                               DECEMBER 31, 2007  ADOPTION (2)  JANUARY 1,  EARNINGS (3, 4)  INCOME (LOSS)  SETTLEMENTS (5)
                               -----------------  ------------  ----------  ---------------  -------------  ---------------
                                                                       (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..                                     $ 5,089       $  (276)        $   572         $(1,002)
  RMBS.......................                                         373            35              80           1,134
  Foreign corporate
     securities..............                                       3,367          (210)          1,156            (614)
  U.S. Treasury, agency and
     government guaranteed
     securities..............                                          48            --              --             (27)
  CMBS.......................                                         138             6               4             (38)
  ABS........................                                       1,487           (63)            281             (61)
  State and political
     subdivision securities..                                          76            --               1             (15)
  Foreign government
     securities..............                                         202             2              18              66
                                                                  -------       -------         -------         -------
     Total fixed maturity
       securities............                                     $10,780       $  (506)        $ 2,112         $  (557)
                                                                  =======       =======         =======         =======
Equity securities:
  Common stock...............                                     $    59       $    (2)        $    (2)        $     9
  Non-redeemable preferred
     stock...................                                         918          (251)            355            (190)
                                                                  -------       -------         -------         -------
     Total equity
       securities............                                     $   977       $  (253)        $   353         $  (181)
                                                                  =======       =======         =======         =======
Trading securities...........                                     $   116       $    16         $    --         $   (49)
Short-term investments.......                                     $    75       $    (9)        $    --         $   (53)
Net derivatives (7)..........                                     $   (19)      $    35         $    (1)        $    79
Separate account assets (8)..                                     $ 1,486       $  (221)        $    --         $   452
Net embedded derivatives
  (9)........................                                     $ 1,702       $(1,570)        $    --         $    34

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities:
  U.S. corporate securities..       $ 5,527            $--        $ 5,527       $  (455)        $(1,085)        $   606
  RMBS.......................           899             --            899            (2)           (111)            (53)
  Foreign corporate
     securities..............         4,752             --          4,752          (127)         (1,794)           (104)
  U.S. Treasury, agency and
     government guaranteed
     securities..............            55             --             55            --              (1)            (29)
  CMBS.......................           271             --            271            (6)            (57)              2
  ABS........................         2,814             --          2,814           (80)           (672)           (549)
  State and political
     subdivision securities..            56             --             56             1              11              33
  Foreign government
     securities..............           475             --            475            (5)            (17)           (256)
  Other fixed maturity
     securities..............           217             --            217            --             (37)           (180)
                                    -------            ---        -------       -------         -------         -------
     Total fixed maturity
       securities............       $15,066            $--        $15,066       $  (674)        $(3,763)        $  (530)
                                    =======            ===        =======       =======         =======         =======
Equity securities:
  Common stock...............       $    60            $--        $    60       $     2         $    (4)        $     1
  Non-redeemable preferred
     stock...................         1,467             --          1,467          (130)           (342)            (55)
                                    -------            ---        -------       -------         -------         -------
     Total equity
       securities............       $ 1,527            $--        $ 1,527       $  (128)        $  (346)        $   (54)
                                    =======            ===        =======       =======         =======         =======
Trading securities...........       $   174            $--        $   174       $   (26)        $    --         $   (32)
Short-term investments.......       $   149            $--        $   149       $    (2)        $    --         $   (72)
Net derivatives (7)..........       $   134            $(1)       $   133       $   (60)        $    --         $   (92)
Separate account assets (8)..       $ 1,170            $--        $ 1,170       $   (86)        $    --         $   (22)
Net embedded derivatives
  (9)........................       $    25            $30        $    55       $ 1,631         $    --         $    16
                                  FAIR VALUE MEASUREMENTS
                                     USING SIGNIFICANT
                                UNOBSERVABLE INPUTS (LEVEL
                                          3) (1)
                               ----------------------------
                                 TRANSFER IN
                                 AND/OR OUT      BALANCE,
                               OF LEVEL 3 (6)  DECEMBER 31,
                               --------------  ------------
                                       (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..       $ 291         $ 4,674
  RMBS.......................         (42)          1,580
  Foreign corporate
     securities..............        (243)          3,456
  U.S. Treasury, agency and
     government guaranteed
     securities..............         (21)             --
  CMBS.......................         (23)             87
  ABS........................          24           1,668
  State and political
     subdivision securities..         (42)             20
  Foreign government
     securities..............         (39)            249
                                    -----         -------
     Total fixed maturity
       securities............       $ (95)        $11,734
                                    =====         =======
Equity securities:
  Common stock...............       $  --         $    64
  Non-redeemable preferred
     stock...................         (39)            793
                                    -----         -------
     Total equity
       securities............       $ (39)        $   857
                                    =====         =======
Trading securities...........       $  --         $    83
Short-term investments.......       $  (5)        $     8
Net derivatives (7)..........       $  (2)        $    92
Separate account assets (8)..       $(134)        $ 1,583
Net embedded derivatives
  (9)........................       $  --         $   166

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities:
  U.S. corporate securities..       $ 496         $ 5,089
  RMBS.......................        (360)            373
  Foreign corporate
     securities..............         640           3,367
  U.S. Treasury, agency and
     government guaranteed
     securities..............          23              48
  CMBS.......................         (72)            138
  ABS........................         (26)          1,487
  State and political
     subdivision securities..         (25)             76
  Foreign government
     securities..............           5             202
  Other fixed maturity
     securities..............          --              --
                                    -----         -------
     Total fixed maturity
       securities............       $ 681         $10,780
                                    =====         =======
Equity securities:
  Common stock...............       $  --         $    59
  Non-redeemable preferred
     stock...................         (22)            918
                                    -----         -------
     Total equity
       securities............       $ (22)        $   977
                                    =====         =======
Trading securities...........       $  --         $   116
Short-term investments.......       $  --         $    75
Net derivatives (7)..........       $  --         $   (19)
Separate account assets (8)..       $ 424         $ 1,486
Net embedded derivatives
  (9)........................       $  --         $ 1,702


--------

   (1) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (2) Impact of adoption of fair value measurement guidance represents the amount recognized in earnings as a change in estimate associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of this adoption on RGA-- not reflected in the table above as a result of the reflection of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million offset by a DAC decrease of $15 million) for a total impact of $22 million on Level 3 assets and liabilities. This impact of $22 million along with a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, resulted in a total net impact of adoption of $13 million.

   (3) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included with the earnings caption of total gains (losses).

   (4) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (5) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (6) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in and/or out of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (8) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (9) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize both realized and unrealized gains and losses for the years ended December 31, 2009 and 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                              TOTAL GAINS AND LOSSES
                                                     ---------------------------------------
                                                      CLASSIFICATION OF REALIZED/UNREALIZED
                                                                      GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                                     ---------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      -------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................       $12          $  (288)      $  (276)
  RMBS.............................................        30                5            35
  Foreign corporate securities.....................        (8)            (202)         (210)
  CMBS.............................................        --                6             6
  ABS..............................................         8              (71)          (63)
  Foreign government securities....................         3               (1)            2
                                                        -----          -------       -------
     Total fixed maturity securities...............       $45          $  (551)      $  (506)
                                                        =====          =======       =======
Equity securities:
  Common stock.....................................     $  --          $    (2)      $    (2)
  Non-redeemable preferred stock...................        --             (251)         (251)
                                                        -----          -------       -------
     Total equity securities.......................       $--          $  (253)      $  (253)
                                                        =====          =======       =======
Trading securities.................................       $16          $    --       $    16
Short-term investments.............................       $--          $    (9)      $    (9)
Net derivatives....................................       $--          $    35       $    35
Net embedded derivatives...........................       $--          $(1,570)      $(1,570)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                               TOTAL GAINS AND LOSSES
                                                     -----------------------------------------
                                                       CLASSIFICATION OF REALIZED/UNREALIZED
                                                        GAINS (LOSSES) INCLUDED IN EARNINGS
                                                     -----------------------------------------
                                                                          NET
                                                         NET           INVESTMENT
                                                     INVESTMENT          GAINS
                                                       INCOME           (LOSSES)         TOTAL
                                                     ----------      -------------      ------
                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities:
  U.S. corporate securities........................      $  8            $ (463)        $ (455)
  RMBS.............................................        --                (2)            (2)
  Foreign corporate securities.....................        (6)             (121)          (127)
  CMBS.............................................        --                (6)            (6)
  ABS..............................................         3               (83)           (80)
  State and political subdivision securities.......        --                 1              1
  Foreign government securities....................         4                (9)            (5)
                                                       ------            ------         ------
     Total fixed maturity securities...............      $  9            $ (683)        $ (674)
                                                       ======            ======         ======
Equity securities:
  Common stock.....................................    $   --            $    2         $    2
  Non-redeemable preferred stock...................        --              (130)          (130)
                                                       ------            ------         ------
     Total equity securities.......................      $ --            $ (128)        $ (128)
                                                       ======            ======         ======
Trading securities.................................      $(26)           $   --         $  (26)
Short-term investments.............................      $  1            $   (3)        $   (2)
Net derivatives....................................      $ --            $  (60)        $  (60)
Net embedded derivatives...........................      $ --            $1,631         $1,631

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize the portion of unrealized gains and losses recorded in earnings for the years ended December 31, 2009 and 2008 for Level 3 assets and liabilities that were still held at December 31, 2009 and 2008, respectively.

                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                                     RELATING TO ASSETS AND LIABILITIES HELD
                                                               AT DECEMBER 31, 2009
                                                     ---------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      -------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................       $11          $  (281)      $  (270)
  RMBS.............................................        30                6            36
  Foreign corporate securities.....................        (7)            (106)         (113)
  CMBS.............................................        --               (5)           (5)
  ABS..............................................         8              (97)          (89)
  Foreign government securities....................         3               --             3
                                                        -----          -------       -------
     Total fixed maturity securities...............       $45          $  (483)      $  (438)
                                                        =====          =======       =======
Equity securities:
  Common stock.....................................     $  --          $    (1)      $    (1)
  Non-redeemable preferred stock...................        --             (128)         (128)
                                                        -----          -------       -------
     Total equity securities.......................       $--          $  (129)      $  (129)
                                                        =====          =======       =======
Trading securities.................................       $15          $    --       $    15
Net derivatives....................................       $--          $    96       $    96
Net embedded derivatives...........................       $--          $(1,568)      $(1,568)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                                       RELATING TO ASSETS AND LIABILITIES
                                                            HELD AT DECEMBER 31, 2008
                                                     --------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      ------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities:
  U.S. corporate securities........................      $  6          $ (283)       $ (277)
  RMBS.............................................        --              --            --
  Foreign corporate securities.....................        (8)           (120)         (128)
  CMBS.............................................        --              --            --
  ABS..............................................         3             (63)          (60)
  Foreign government securities....................         4              --             4
                                                       ------          ------        ------
     Total fixed maturity securities...............      $  5          $ (466)       $ (461)
                                                       ======          ======        ======
Equity securities:
  Common stock.....................................    $   --          $   (1)       $   (1)
  Non-redeemable preferred stock...................        --            (113)         (113)
                                                       ------          ------        ------
     Total equity securities.......................      $ --          $ (114)       $ (114)
                                                       ======          ======        ======
Trading securities.................................      $(18)         $   --        $  (18)
Net derivatives....................................      $ --          $  (93)       $  (93)
Net embedded derivatives...........................      $ --          $1,632        $1,632


  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables above. The amounts below relate to certain investments measured at estimated fair value during the period and still held as of the reporting dates.

                                                       FOR THE YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------
                                                2009                                      2008
                              ---------------------------------------   ---------------------------------------
                                                ESTIMATED                                 ESTIMATED
                                 CARRYING          FAIR                    CARRYING          FAIR
                              VALUE PRIOR TO   VALUE AFTER     GAINS    VALUE PRIOR TO   VALUE AFTER     GAINS
                                IMPAIRMENT      IMPAIRMENT   (LOSSES)     IMPAIRMENT      IMPAIRMENT   (LOSSES)
                              --------------   -----------   --------   --------------   -----------   --------
                                                                (IN MILLIONS)
Mortgage loans (1):
  Held-for-investment.......       $248            $168        $ (80)        $234            $188        $(46)
  Held-for-sale.............         --              --           --           26              16         (10)
                                   ----            ----        -----         ----            ----        ----
     Mortgage loans, net....       $248            $168        $ (80)        $260            $204        $(56)
                                   ====            ====        =====         ====            ====        ====
Other limited partnership
  interests (2).............       $805            $517        $(288)        $230            $131        $(99)
Real estate joint ventures
  (3).......................       $ 80            $ 43        $ (37)        $ --            $ --        $ --

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Mortgage Loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

   (2) Other Limited Partnership Interests -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments across certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $321 million as of December 31, 2009.

   (3) Real Estate Joint Ventures -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $45 million as of December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                             DAC      VOBA    TOTAL
                                                           -------   -----   -------
                                                                 (IN MILLIONS)
Balance at January 1, 2007...............................  $ 8,598   $ 293   $ 8,891
  Effect of adoption of new accounting principle.........     (195)   (123)     (318)
  Capitalizations........................................      886      --       886
                                                           -------   -----   -------
     Subtotal............................................    9,289     170     9,459
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................     (114)     (1)     (115)
     Other expenses......................................      735      23       758
                                                           -------   -----   -------
       Total amortization................................      621      22       643
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............      110      71       181
  Less: Other............................................        7      --         7
                                                           -------   -----   -------
Balance at December 31, 2007.............................    8,551      77     8,628
  Capitalizations........................................      901      --       901
                                                           -------   -----   -------
     Subtotal............................................    9,452      77     9,529
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................      157      (4)      153
     Other expenses......................................      909      19       928
                                                           -------   -----   -------
       Total amortization................................    1,066      15     1,081
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............   (2,274)   (146)   (2,420)
  Less: Other............................................       (2)     (1)       (3)
                                                           -------   -----   -------
Balance at December 31, 2008.............................   10,662     209    10,871
  Capitalizations........................................      857      --       857
                                                           -------   -----   -------
     Subtotal............................................   11,519     209    11,728
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................     (254)     (1)     (255)
     Other expenses......................................      648      22       670
                                                           -------   -----   -------
       Total amortization................................      394      21       415
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............    1,897      52     1,949
                                                           -------   -----   -------
Balance at December 31, 2009.............................  $ 9,228   $ 136   $ 9,364
                                                           =======   =====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $11 million in 2010, $10 million in 2011, $10 million in 2012, $10 million in 2013 and $9 million in 2014.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding DAC and VOBA by segment is as follows:

                                              DAC               VOBA              TOTAL
                                       ----------------   ---------------   ----------------
                                                            DECEMBER 31,
                                       -----------------------------------------------------
                                        2009      2008     2009     2008     2009      2008
                                       ------   -------   ------   ------   ------   -------
                                                           (IN MILLIONS)
Insurance Products...................  $7,034   $ 8,404    $114     $175    $7,148   $ 8,579
Retirement Products..................   2,125     2,188      20       31     2,145     2,219
Corporate Benefit Funding............      67        68      --       --        67        68
Corporate & Other....................       2         2       2        3         4         5
                                       -- ---   --- ---    ----     ----    -- ---   --- ---
  Total..............................  $9,228   $10,662    $136     $209    $9,364   $10,871
                                       == ===   === ===    ====     ====    == ===   === ===



7.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                  DECEMBER 31,
                                                               ------------------
                                                               2009   2008   2007
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Balance at beginning of the period...........................  $111   $108   $106
Acquisitions.................................................    --      3      2
                                                               ----   ----   ----
Balance at the end of the period.............................  $111   $111   $108
                                                               ====   ====   ====



     Information regarding goodwill by segment and reporting unit is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Insurance Products:
  Group life......................................................  $  3   $  3
  Individual life.................................................    27     27
  Non-medical health..............................................    65     65
                                                                    ----   ----
     Total Insurance Products.....................................    95     95
Retirement Products...............................................    10     10
Corporate Benefit Funding.........................................     2      2
Corporate & Other.................................................     4      4
                                                                    ----   ----
Total.............................................................  $111   $111
                                                                    ====   ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2009 based upon data at June 30, 2009 that indicated that goodwill was not impaired. During the fourth quarter of 2009, the Company realigned its reportable segments. See Notes 1 and
17. The 2009 annual goodwill impairment tests were based on the segment structure in existence prior to such realignment. The realignment did not significantly change the reporting units for goodwill impairment testing purposes and management concluded that no additional tests were required at December 31, 2009.

     Previously, due to economic conditions, the sustained low level of equity markets, declining market capitalizations in the insurance industry and lower operating earnings projections, particularly in individual

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


annuity and variable & universal life reporting units, management performed an interim goodwill impairment test at December 31, 2008 and again, for certain reporting units most affected by the current economic environment at March 31, 2009. Based upon the tests performed, management concluded no impairment of goodwill had occurred for any of the Company's reporting units at March 31, 2009 and December 31, 2008.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

8.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are as follows:

                                                             POLICYHOLDER          OTHER
                                        FUTURE POLICY          ACCOUNT          POLICYHOLDER
                                           BENEFITS            BALANCES            FUNDS
                                      -----------------   -----------------   ---------------
                                                            DECEMBER 31,
                                      -------------------------------------------------------
                                        2009      2008      2009      2008     2009     2008
                                      -------   -------   -------   -------   ------   ------
                                                           (IN MILLIONS)
Insurance Products..................   68,352    66,725    18,947    17,665    5,296    5,098
Retirement Products.................    2,152     2,041    21,471    21,761       22       17
Corporate Benefit Funding...........   29,118    28,846    46,137    53,829      210      244
Corporate & Other...................      338       571        35        53       99      124
                                      -------   -------   -------   -------   ------   ------
  Total.............................  $99,960   $98,183   $86,590   $93,308   $5,627   $5,483
                                      =======   =======   =======   =======   ======   ======



     See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $427      $431      $439
Acquisitions..............................................    --         9        --
Amortization..............................................   (15)      (13)       (8)
                                                            ----      ----      ----
Balance at December 31,...................................  $412      $427      $431
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $19 million in 2010, $22 million in 2011, $25 million in 2012, $27 million in 2013 and $29 million in 2014. See Note 2 for a description of acquisitions and dispositions.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $144      $132      $121
Capitalization............................................    51        40        29
Amortization..............................................   (22)      (28)      (18)
                                                            ----      ----      ----
Balance at December 31,...................................  $173      $144      $132
                                                            ====      ====      ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $53.0 billion and $48.2 billion at December 31, 2009 and 2008, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $27.4 billion and $24.1 billion at December 31, 2009 and 2008, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.35% and 4.40% at December 31, 2009 and 2008, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.1 billion, $1.3 billion and $1.3 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2009      2008
                                                                    ----      ----
                                                                     (IN MILLIONS)
Fixed maturity securities.........................................   $--       $ 5
Equity securities.................................................   $35       $16
Cash and cash equivalents.........................................   $--       $--


     For the years ended December 31, 2009, 2008 and 2007, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. Dollars or foreign currencies, to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2009, 2008 and 2007, the Company issued $4.3 billion, $5.7 billion and $4.6 billion, respectively, and repaid $6.4 billion, $7.6 billion and $3.7 billion, respectively, of such funding agreements. At December 31, 2009 and 2008, funding agreements outstanding, which are included in policyholder account balances, were $16.2 billion and $17.3 billion, respectively. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $519 million, $840 million and $917 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Metropolitan Life Insurance Company is a member of the FHLB of NY and holds $742 million and $830 million of common stock of the FHLB of NY at December 31, 2009 and 2008, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY whereby MLIC has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including RMBS to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $13.7 billion and $15.2 billion at December 31, 2009 and 2008, respectively, which is included in policyholder account balances. The advances on these agreements are collateralized by mortgage-backed securities with estimated fair values of $15.1 billion and $17.8 billion at December 31, 2009 and 2008, respectively. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $333 million, $229 million and $94 million, respectively.

     The temporary contingent increase in MLIC's borrowing capacity that was in effect on December 31, 2008 expired December 31, 2009.

     Metropolitan Life Insurance Company has issued funding agreements to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer MAC, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such SPEs was $2.5 billion at both December 31, 2009 and 2008, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with estimated fair values of $2.9 billion at both December 31, 2009 and 2008. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $132 million, $132 million and $117 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                         2009      2008      2007
                                                       -------   -------   -------
                                                              (IN MILLIONS)
Balance at January 1,................................  $ 5,669   $ 5,174   $ 4,500
  Less: Reinsurance recoverables.....................     (266)     (265)     (268)
                                                       -------   -------   -------
Net balance at January 1,............................    5,403     4,909     4,232
                                                       -------   -------   -------
Incurred related to:
  Current year.......................................    4,480     4,063     3,743
  Prior years........................................      (14)      (86)     (104)
                                                       -------   -------   -------
                                                         4,466     3,977     3,639
                                                       -------   -------   -------
Paid related to:
  Current year.......................................   (2,664)   (2,481)   (2,077)
  Prior years........................................   (1,257)   (1,002)     (885)
                                                       -------   -------   -------
                                                        (3,921)   (3,483)   (2,962)
                                                       -------   -------   -------
Net balance at December 31,..........................    5,948     5,403     4,909
  Add: Reinsurance recoverables......................      354       266       265
                                                       -------   -------   -------
Balance at December 31,..............................  $ 6,302   $ 5,669   $ 5,174
                                                       =======   =======   =======



     During 2009, 2008 and 2007, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $14 million, $86 million and $104 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                    DECEMBER 31,
                                          ---------------------------------------------------------------
                                                       2009                             2008
                                          ------------------------------   ------------------------------
                                              IN THE             AT            IN THE             AT
                                          EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                          --------------   -------------   --------------   -------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $   4,225             N/A        $   3,177             N/A
Net amount at risk (2)..................     $     218 (3)         N/A        $     706 (3)         N/A
Average attained age of
  contractholders.......................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $  34,891       $   9,739        $  28,448       $   5,693
Net amount at risk (2)..................     $   2,516 (3)   $   1,552 (4)    $   6,081 (3)   $   2,399 (4)
Average attained age of
  contractholders.......................      62 years        58 years         62 years        58 years
TWO TIER ANNUITIES
General account value...................           N/A       $     282              N/A       $     283
Net amount at risk (2)..................           N/A       $      50 (5)          N/A       $      50 (5)
Average attained age of
  contractholders.......................           N/A        61 years              N/A        60 years



                                                                  DECEMBER 31,
                                            -------------------------------------------------------
                                                       2009                          2008
                                            -------------------------     -------------------------
                                             SECONDARY       PAID-UP       SECONDARY       PAID-UP
                                            GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                            ----------     ----------     ----------     ----------
                                                                 (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................   $   5,679      $   1,297      $   4,908      $   1,349
Net amount at risk (2)....................   $  92,771 (3)  $  11,521 (3)  $ 102,690 (3)  $  12,485 (3)
Average attained age of policyholders.....    48 years       56 years       49 years       55 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND VARIABLE
                                                                          LIFE CONTRACTS
                                                                     -----------------------
                                             ANNUITY CONTRACTS
                                        --------------------------
                                        GUARANTEED     GUARANTEED
                                           DEATH     ANNUITIZATION    SECONDARY     PAID-UP
                                         BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                        ----------   -------------   ----------   ----------   -----
                                                                (IN MILLIONS)
DIRECT
  Balance, at January 1, 2007.........     $ 21           $13            $ 9          $ 9       $ 52
     Incurred guaranteed benefits.....        9             6              4            3         22
     Paid guaranteed benefits.........       (2)           --             --           --         (2)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......       28            19             13           12         72
     Incurred guaranteed benefits.....       59            70             14            1        144
     Paid guaranteed benefits.........      (18)           --             --           --        (18)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       69            89             27           13        198
     Incurred guaranteed benefits.....       21            --             40            8         69
     Paid guaranteed benefits.........      (33)           --             --           --        (33)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 57           $89            $67          $21       $234
                                           ====           ===            ===          ===       ====
CEDED
  Balance, at January 1, 2007.........     $ 15           $ 6            $--          $--       $ 21
     Incurred guaranteed benefits.....        5            (2)            --           --          3
     Paid guaranteed benefits.........       --            --             --           --         --
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......       20             4             --           --         24
     Incurred guaranteed benefits.....       32            22             --           --         54
     Paid guaranteed benefits.........      (12)           --             --           --        (12)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       40            26             --           --         66
     Incurred guaranteed benefits.....       30             2             44            8         84
     Paid guaranteed benefits.........      (33)           --             --           --        (33)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 37           $28            $44          $ 8       $117
                                           ====           ===            ===          ===       ====
NET
  Balance, at January 1, 2007.........     $  6           $ 7            $ 9          $ 9       $ 31
     Incurred guaranteed benefits.....        4             8              4            3         19
     Paid guaranteed benefits.........       (2)           --             --           --         (2)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......        8            15             13           12         48
     Incurred guaranteed benefits.....       27            48             14            1         90
     Paid guaranteed benefits.........       (6)           --             --           --         (6)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       29            63             27           13        132
     Incurred guaranteed benefits.....       (9)           (2)            (4)          --        (15)
     Paid guaranteed benefits.........       --            --             --           --         --
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 20           $61            $23          $13       $117
                                           ====           ===            ===          ===       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Fund Groupings:
  Equity......................................................  $16,701   $12,973
  Balanced....................................................    8,762     5,342
  Bond........................................................    3,342     2,837
  Money Market................................................      369       419
  Specialty...................................................      794       219
                                                                -------   -------
     Total....................................................  $29,968   $21,790
                                                                =======   =======



9.  REINSURANCE

     The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various subsidiaries. During 2005, the Company changed its retention practices for certain individual life insurance policies. Under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million. Retention limits remain unchanged for other new individual life insurance policies. Policies reinsured in years prior to 2005 remain reinsured under the original reinsurance agreements. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards.

     For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

     The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers and periodically monitors collectibility of reinsurance balances. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which as of December 31, 2009 and 2008, were immaterial.

     The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $2.2 billion of unsecured unaffiliated reinsurance recoverable balances.

     At December 31, 2009, the Company had $5.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of which were unsecured.

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                                (IN MILLIONS)
PREMIUMS:
  Direct premiums......................................  $19,285   $19,246   $17,411
  Reinsurance assumed..................................    1,197     1,334       951
  Reinsurance ceded....................................   (1,853)   (2,136)   (1,927)
                                                         -------   -------   -------
     Net premiums......................................  $18,629   $18,444   $16,435
                                                         =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product
     policy fees.......................................  $ 2,565   $ 2,741   $ 2,589
  Reinsurance assumed..................................        9         7         2
  Reinsurance ceded....................................     (507)     (463)     (345)
                                                         -------   -------   -------
     Net universal life and investment-type product
       policy fees.....................................  $ 2,067   $ 2,285   $ 2,246
                                                         =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..............  $21,570   $21,863   $19,454
  Reinsurance assumed..................................    1,045     1,018       530
  Reinsurance ceded....................................   (1,953)   (2,182)   (1,709)
                                                         -------   -------   -------
     Net policyholder benefits and claims..............  $20,662   $20,699   $18,275
                                                         =======   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                                DECEMBER 31, 2009
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums and other receivables..................  $ 26,375    $  525   $24,885      $    965
Deferred policy acquisition costs and value of
  business acquired.............................     9,364       343      (575)        9,596
                                                  --------    ------   -------      --------
  Total assets..................................  $ 35,739    $  868   $24,310      $ 10,561
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 99,960    $1,771   $    --      $ 98,189
Policyholder account balances...................    86,590       810        --        85,780
Other policyholder funds........................     5,627       270      (169)        5,526
Other liabilities...............................    33,690     6,788    19,150         7,752
                                                  --------    ------   -------      --------
  Total liabilities.............................  $225,867    $9,639   $18,981      $197,247
                                                  ========    ======   =======      ========




                                                                DECEMBER 31, 2008
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums and other receivables..................  $ 28,290    $  790   $24,720      $  2,780
Deferred policy acquisition costs and value of
  business acquired.............................    10,871       269      (594)       11,196
                                                  --------    ------   -------      --------
  Total assets..................................  $ 39,161    $1,059   $24,126      $ 13,976
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 98,183    $1,866   $    --      $ 96,317
Policyholder account balances...................    93,308       702        --        92,606
Other policyholder funds........................     5,483       256      (233)        5,460
Other liabilities...............................    29,350     4,945    16,772         7,633
                                                  --------    ------   -------      --------
  Total liabilities.............................  $226,324    $7,769   $16,539      $202,016
                                                  ========    ======   =======      ========



     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont ("MRV") and Metropolitan Tower Life Insurance Company, all of which are related parties.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations is as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                              2009     2008    2007
                                                             ------   -----   -----
                                                                  (IN MILLIONS)
PREMIUMS:
  Reinsurance assumed (1),(2)..............................  $   66   $  43   $  23
  Reinsurance ceded........................................     (43)    (46)   (113)
                                                             ------   -----   -----
     Net premiums..........................................  $   23   $  (3)  $ (90)
                                                             ======   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance assumed......................................  $    9   $   7   $   2
  Reinsurance ceded........................................    (177)   (178)   (112)
                                                             ------   -----   -----
     Net universal life and investment-type product policy
       fees................................................  $ (168)  $(171)  $(110)
                                                             ======   =====   =====
OTHER REVENUES:
  Reinsurance assumed......................................  $   (4)  $  (5)  $  (4)
  Reinsurance ceded (3)....................................     901     923      --
                                                             ------   -----   -----
     Net other revenues....................................  $  897   $ 918   $  (4)
                                                             ======   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance assumed (2)..................................  $   75   $  57   $  32
  Reinsurance ceded........................................     (91)   (133)    (80)
                                                             ------   -----   -----
     Net policyholder benefits and claims..................  $  (16)  $ (76)  $ (48)
                                                             ======   =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance assumed......................................  $   10   $  22   $  18
  Reinsurance ceded........................................     (78)    (70)    (65)
                                                             ------   -----   -----
     Net interest credited to policyholder account
       balances............................................  $  (68)  $ (48)  $ (47)
                                                             ======   =====   =====
POLICYHOLDER DIVIDENDS:
  Reinsurance assumed......................................  $   --   $  --   $  --
  Reinsurance ceded........................................     (18)    (20)    (29)
                                                             ------   -----   -----
     Net policyholder dividends............................  $  (18)  $ (20)  $ (29)
                                                             ======   =====   =====
OTHER EXPENSES:
  Reinsurance assumed (1)..................................  $  331   $ 128   $ 143
  Reinsurance ceded (2),(3)................................     791     825     (31)
                                                             ------   -----   -----
     Net other expenses....................................  $1,122   $ 953   $ 112
                                                             ======   =====   =====



--------

   (1) In March 2009, MetLife, Inc. completed the sale of Cova Corporation, the parent company of Texas Life Insurance Company ("Texas Life"). After the sale, reinsurance transactions with Texas Life were no longer considered affiliated transactions. For purposes of comparison, the 2008 and 2007 affiliated transactions with Texas Life have been removed from the presentation in the table above. Affiliated transactions with Texas Life

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       at December 31, 2008 included assumed premiums of ($1) million, and at December 31, 2007 included interest costs on assumed reinsurance of $1 million.

   (2) As discussed in Note 2, in September 2008, MetLife, Inc. completed a tax-free split-off of its majority owned subsidiary, RGA. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA. As a result of the Company's dividend of interests in RGA, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. For purposes of comparison, the 2008 and 2007 affiliated transactions between RGA and affiliates have been removed from the presentation in the table above. Affiliated transactions between RGA and affiliates at December 31, 2008 included assumed premiums, assumed benefits and interest costs on ceded reinsurance of ($14) million, $42 million and $6 million, respectively, and at December 31, 2007 included ceded premiums, ceded benefits and ceded interest costs of $29 million, $22 million and $36 million, respectively.

   (3) In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. In connection with this cession, the Company recognized $819 million and $835 million of interest earned on the deposit included within premiums and other receivables as well as certain administrative fees at December 31, 2009 and 2008, respectively. The Company also recognized in other expenses $888 million and $911 million of interest expense associated with funds withheld at December 31, 2009 and 2008, respectively.

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets is as follows:

                                                                DECEMBER 31,
                                                   -------------------------------------
                                                          2009                2008
                                                   -----------------   -----------------
                                                   ASSUMED    CEDED    ASSUMED    CEDED
                                                   -------   -------   -------   -------
                                                               (IN MILLIONS)
ASSETS:
Premiums and other receivables...................   $   14   $19,035    $  334   $19,343
Deferred policy acquisition costs and value of
  business acquired..............................      307      (399)      227      (406)
                                                    ------   -------    ------   -------
  Total assets...................................   $  321   $18,636    $  561   $18,937
                                                    ======   =======    ======   =======
LIABILITIES:
Future policy benefits...........................   $  400   $    --    $  395   $    --
Policyholder account balances....................      721        --       606        --
Other policyholder funds.........................       30      (169)       27      (232)
Other liabilities................................    6,440    17,034     4,642    15,567
                                                    ------   -------    ------   -------
  Total liabilities..............................   $7,591   $16,865    $5,670   $15,335
                                                    ======   =======    ======   =======



     Effective December 31, 2009, the Company entered into a reinsurance agreement to cede two blocks of business to MRV, on a 75% coinsurance funds withheld basis. This agreement covers certain term life insurance policies issued by the Company in 2007 and 2008 and certain universal life insurance policies issued by the Company from 2007 through 2009. This agreement transfers risk to MRV, and is therefore accounted for as reinsurance. As a result of the agreement, the Company capitalized a net deferred gain of $67 million, included in DAC and other liabilities; affiliated reinsurance recoverables, included in premiums and other receivables, increased $220 million; the Company recorded a funds withheld liability for $160 million, included in other liabilities; and unearned revenue, included in other policyholder funds, was reduced by $7 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has ceded risks to another affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are included within net investment gains (losses). The embedded derivatives are included within premiums and other receivables and were assets of $263 million and $797 million at December 31, 2009 and 2008, respectively. For the years ended December 31, 2009, 2008 and 2007, net investment gains (losses) included in ($596) million, $729 million and $42 million, respectively, in changes in the estimated fair value of such embedded derivatives, as well as the associated bifurcation fees.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and (increased) decreased the funds withheld balance by ($101) million and $1,203 million at December 31, 2009 and 2008, respectively. The change in estimated fair value of the embedded derivative, included in net investment gains (losses), was ($1,304) million and $1,203 million, for the years ended December 31, 2009 and 2008, respectively.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $1.3 billion of unsecured affiliated reinsurance recoverable balances.

10.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Recent experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized losses, have resulted in a policyholder dividend obligation of zero at both December 31, 2009 and 2008. The policyholder dividend obligation of zero and the Company's decision to revise the expected policyholder dividend scales, which are based upon statutory results, have resulted in a reduction to both actual and expected cumulative earnings of the closed block. Amortization of the closed block DAC, which resides outside of the closed block, will be based upon actual cumulative earnings rather than expected cumulative earnings of the closed block until such time as the actual cumulative earnings of the closed block exceed the expected cumulative earnings, at which time the policyholder dividend obligation will be reestablished. Actual cumulative earnings less than expected cumulative earnings will result in future adjustments to DAC and net income of the Company and increase sensitivity of the Company's net income to movements in closed block results.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits........................................  $43,576   $43,520
Other policyholder funds......................................      307       315
Policyholder dividends payable................................      615       711
Payables for collateral under securities loaned and other
  transactions................................................       --     2,852
Other liabilities.............................................      576       254
                                                                -------   -------
  Total closed block liabilities..............................   45,074    47,652
                                                                -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $27,129 and $27,947,
     respectively)............................................   27,375    26,205
  Equity securities available-for-sale, at estimated fair
     value (cost: $204 and $280, respectively)................      218       210
  Mortgage loans..............................................    6,200     7,243
  Policy loans................................................    4,538     4,426
  Real estate and real estate joint ventures held-for-
     investment...............................................      321       381
  Short-term investments......................................        1        52
  Other invested assets.......................................      463       952
                                                                -------   -------
     Total investments........................................   39,116    39,469
Cash and cash equivalents.....................................      241       262
Accrued investment income.....................................      489       484
Premiums and other receivables................................       78        98
Current income tax recoverable................................      112        --
Deferred income tax assets....................................      612     1,632
                                                                -------   -------
  Total assets designated to the closed block.................   40,648    41,945
                                                                -------   -------
Excess of closed block liabilities over assets designated to
  the closed block............................................    4,426     5,707
                                                                -------   -------
Amounts included in accumulated other comprehensive income
  (loss):
  Unrealized investment gains (losses), net of income tax of
     $89 and ($633), respectively.............................      166    (1,174)
  Unrealized gains (losses) on derivative instruments, net of
     income tax of ($3) and ($8), respectively................       (5)      (15)
                                                                -------   -------
  Total amounts included in accumulated other comprehensive
     income (loss)............................................      161    (1,189)
                                                                -------   -------
Maximum future earnings to be recognized from closed block
  assets and liabilities......................................  $ 4,587   $ 4,518
                                                                =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:

                                                                    YEARS ENDED
                                                                    DECEMBER 31,
                                                                 -----------------
                                                                  2008       2007
                                                                 -----      ------
                                                                   (IN MILLIONS)
Balance at January 1,..........................................  $ 789      $1,063
Change in unrealized investment and derivative gains (losses)..   (789)       (274)
                                                                 -----      ------
Balance at December 31,........................................  $  --      $  789
                                                                 =====      ======



     Information regarding the closed block revenues and expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
REVENUES
Premiums.................................................  $2,708   $2,787   $2,870
Net investment income and other revenues.................   2,197    2,248    2,350
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities..........................................    (107)     (94)      (3)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive loss..      40       --       --
  Other net investment gains (losses), net...............     199       10       31
                                                           ------   ------   ------
     Total net investment gains (losses).................     132      (84)      28
                                                           ------   ------   ------
     Total revenues......................................   5,037    4,951    5,248
                                                           ------   ------   ------
EXPENSES
Policyholder benefits and claims.........................   3,329    3,393    3,457
Policyholder dividends...................................   1,394    1,498    1,492
Other expenses...........................................     203      217      231
                                                           ------   ------   ------
     Total expenses......................................   4,926    5,108    5,180
                                                           ------   ------   ------
Revenues, net of expenses before provision for income tax
  expense (benefit)......................................     111     (157)      68
Provision (benefit) for income tax expense (benefit).....      36      (68)      21
                                                           ------   ------   ------
Revenues, net of expenses and provision for income tax
  expense (benefit)......................................  $   75   $  (89)  $   47
                                                           ======   ======   ======



     The change in the maximum future earnings of the closed block is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Balance at December 31,..................................  $4,587   $4,518   $4,429
Less:
  Cumulative effect of a change in accounting principle,
     net of income tax...................................      --       --       (4)
  Closed block adjustment (1)............................     144       --       --
Balance at January 1,....................................   4,518    4,429    4,480
                                                           ------   ------   ------
Change during year.......................................  $  (75)  $   89   $  (47)
                                                           ======   ======   ======



--------

   (1) The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                       ------------------------                 DECEMBER 31,
                                                       WEIGHTED               ---------------
                                          RANGE         AVERAGE    MATURITY    2009     2008
                                       -----------     --------   ---------   ------   ------
                                                                               (IN MILLIONS)
Surplus notes -- affiliated..........  2.23%-7.38%       4.80%    2011-2037   $1,986   $1,394
Surplus notes........................  7.63%-7.88%       7.98%    2015-2025      698      698
Capital notes -- affiliated..........     7.13%          7.13%    2032-2033      500      500
Mortgage loans -- affiliated.........  7.01%-7.26%       7.19%       2020        200       --
Other notes with varying interest
  rates..............................  3.76%-8.56%       8.49%    2010-2016       65       66
Secured demand note -- affiliated....     0.50%          0.50%       2011         25       25
Capital lease obligations............                                             28       39
                                                                              ------   ------
Total long-term debt.................                                          3,502    2,722
Total short-term debt................                                            319      414
                                                                              ------   ------
  Total..............................                                         $3,821   $3,136
                                                                              ======   ======



     The aggregate maturities of long-term debt at December 31, 2009 for the next five years are $64 million in 2010, $1,100 million in 2011, less than $1 million in 2012, less than $1 million in 2013, $217 million in 2014 and $2,120 million thereafter.

     Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with prior approval of the insurance department of the state of domicile, whereas capital notes may or may not require this prior approval.

     Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all covenants at both December 31, 2009 and 2008.

  SURPLUS NOTES -- AFFILIATED

     On December 31, 2009, the Company's $700 million surplus note issued to MetLife, Inc. was renewed and increased to $775 million, extending the maturity to 2011 with an interest rate of 6-month LIBOR plus 1.80%.

     On December 28, 2009, the Company issued a surplus note to MetLife, Inc. for $300 million maturing in 2011 with an interest rate of 6-month LIBOR plus 1.80%. This transaction was settled by the transfer of securities from MetLife, Inc. to the Company.

     On September 29, 2009, the Company issued a $217 million surplus note to MetLife Mexico, S.A., an affiliate, maturing in 2014 with an interest rate of 6.46%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to MetLife, Inc. and then issued to MetLife, Inc. a $700 million surplus note maturing in 2009 with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note with an interest rate of 7.38% to MetLife Capital Trust IV, an affiliate.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

  MORTGAGE LOANS -- AFFILIATED

     On December 30, 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MetLife Insurance Company of Connecticut and its wholly-owned subsidiary, MetLife Investors USA Insurance Company, both affiliates of the Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01% payable in quarterly interest payments through maturity in 2020, and $140 million bears interest at a rate of 7.26% and is payable in quarterly principal and interest payments through maturity in 2020.

  SHORT-TERM DEBT

     Short-term debt was $319 million and $414 million at December 31, 2009 and 2008, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2009, 2008 and 2007, the weighted average interest rate of short-term debt was 0.35%, 2.4% and 5.1%, respectively. During the years ended December 31, 2009, 2008 and 2007, the average daily balance of short-term debt was $365 million, $421 million and $927 million, respectively, and was outstanding for an average of 23 days, 25 days and 25 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $166 million, $192 million and $190 million for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts include $105 million, $120 million and $78 million of interest expense related to affiliated debt for the years ended December 31, 2009, 2008 and 2007, respectively.

  CREDIT AND COMMITTED FACILITIES

     The Company maintained an unsecured credit facility and a committed facility of $2.9 billion and $500 million, respectively, at December 31, 2009. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

     Credit Facilities. The unsecured credit facility is used for general corporate purposes. Total fees expensed by the Company associated with this credit facility were $6 million and $4 million for the years ended December 31, 2009 and 2008, respectively. Information on the credit facility at December 31, 2009 is as follows:

                                                               LETTER OF
                                                                 CREDIT                   UNUSED
BORROWER(S)                           EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                          ------------   --------   ---------   ---------   -----------
                                                             (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ............................  June 2012 (1)   $2,850       $548        $--         $2,302

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Proceeds are available to be used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013.

     Committed Facilities. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million and $4 million for the years ended December 31, 2009 and 2008, respectively. Information on the committed facility at December 31, 2009 is as follows:

                                                         LETTER OF
                                                           CREDIT                   UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)       EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS    (YEARS)
-------------------------      ------------   --------   ---------   ---------   -----------   --------
                                                             (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc. &
  Missouri Reinsurance
  (Barbados), Inc. ..........  June 2016 (1)    $500        $490        $--          $10           6


--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

12.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009     2008     2007
                                                           -------   ------   ------
                                                                 (IN MILLIONS)
Current:
  Federal................................................  $   386   $  (59)  $1,095
  State and local........................................        3        2       22
  Foreign................................................       --       17        9
                                                           -------   ------   ------
  Subtotal...............................................      389      (40)   1,126
                                                           -------   ------   ------
Deferred:
  Federal................................................   (2,281)   1,689      (53)
  State and local........................................       --       --       18
  Foreign................................................        2        1       (9)
                                                           -------   ------   ------
  Subtotal...............................................   (2,279)   1,690      (44)
                                                           -------   ------   ------
Provision for income tax expense (benefit)...............  $(1,890)  $1,650   $1,082
                                                           =======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009     2008     2007
                                                           -------   ------   ------
                                                                 (IN MILLIONS)
Tax provision at U.S. statutory rate.....................  $(1,548)  $1,758   $1,185
Tax effect of:
  Tax-exempt investment income...........................     (149)    (116)    (160)
  State and local income tax.............................       --        1       33
  Prior year tax.........................................      (11)      52       38
  Tax credits............................................      (85)     (56)     (41)
  Foreign tax rate differential and change in valuation
     allowance...........................................      (77)     (14)     (18)
  Other, net.............................................      (20)      25       45
                                                           -------   ------   ------
Provision for income tax expense (benefit)...............  $(1,890)  $1,650   $1,082
                                                           =======   ======   ======



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2009     2008
                                                                  ------   ------
                                                                   (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables......................  $3,186   $3,312
  Net operating loss carryforwards..............................      49       24
  Employee benefits.............................................     605      616
  Capital loss carryforwards....................................       5       --
  Tax credit carryforwards......................................     296      298
  Net unrealized investment losses..............................     326    4,062
  Litigation-related and government mandated....................     239      264
  Other.........................................................      58      111
                                                                  ------   ------
                                                                   4,764    8,687
Less: Valuation allowance.......................................      26       14
                                                                  ------   ------
                                                                   4,738    8,673
                                                                  ------   ------
Deferred income tax liabilities:
  Investments, including derivatives............................   1,338    3,918
  DAC...........................................................   2,296    2,167
  Other.........................................................      10       31
                                                                  ------   ------
                                                                   3,644    6,116
                                                                  ------   ------
Net deferred income tax asset...................................  $1,094   $2,557
                                                                  ======   ======



     Domestic net operating loss carryforwards amount to $108 million at December 31, 2009 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $33 million at December 31, 2009 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Foreign capital

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

loss carryforwards amount to $13 million at December 31, 2009 and will expire beginning in 2014. Tax credit carryforwards amount to $296 million at December 31, 2009.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating and capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2009, the Company recorded an overall increase to the deferred tax valuation allowance of $12 million, comprised of an increase of $7 million related to certain foreign net operating loss carryforwards and an increase of $5 million related to certain foreign capital loss carryforwards.

     The Company has not established a valuation allowance against the deferred tax asset of $326 million recognized in connection with unrealized losses at December 31, 2009. A valuation allowance was not considered necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the next audit cycle, years 2003 to 2005, is expected to begin in early 2010.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $655 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $475 million. The total amount of unrecognized tax benefits decreased by $142 million from January 1, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income tax payable, as applicable, and a payment of $156 million was made in December of 2007, with $6 million paid in 2009 and the remaining $9 million to be paid in future years.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income tax payable, as applicable, of which $2 million was paid in 2008 and $133 million was paid in 2009.

     At December 31, 2009, the Company's total amount of unrecognized tax benefits was $592 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $490 million. The total amount of unrecognized tax benefits decreased by $1 million from December 31, 2008 primarily due to additions for tax positions of the current and prior years offset by settlements reached with the IRS. Settlements

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


with tax authorities amounted to $45 million, of which $43 million was reclassified to current income tax payable and paid in 2009, and $2 million reduced current income tax expense.

     The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits, associated with the 2000 to 2002 IRS audit. A reasonable estimate of decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                           2009       2008       2007
                                                           ----      -----      -----
                                                                  (IN MILLIONS)
Balance at beginning of the period.......................  $593      $ 655      $ 797
Additions for tax positions of prior years...............    42          4         32
Reductions for tax positions of prior years..............   (30)       (33)       (51)
Additions for tax positions of current year..............    34        120         52
Reductions for tax positions of current year.............    (2)       (12)        --
Settlements with tax authorities.........................   (45)      (135)      (171)
Lapses of statutes of limitations........................    --         (6)        (4)
                                                           ----      -----      -----
Balance at end of the period.............................  $592      $ 593      $ 655
                                                           ====      =====      =====



     During the year ended December 31, 2007, the Company recognized $72 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $197 million of accrued interest associated with the liability for unrecognized tax benefits. The $1 million decrease from January 1, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $72 million of interest expense and a $73 million decrease primarily resulting from the aforementioned IRS settlements. The $73 million was reclassified to current income tax payable in 2007 and paid in 2009.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million was reclassified to current income tax payable in 2008, with $4 million and $69 million paid in 2008 and 2009, respectively. The remaining $1 million reduced interest expense.

     During the year ended December 31, 2009, the Company recognized $38 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $172 million of accrued interest associated with the liability for unrecognized tax benefits. The $16 million increase from December 31, 2008 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $38 million of interest expense and a $22 million decrease primarily resulting from the aforementioned IRS settlements. Of the $22 million decrease, $20 million has been reclassified to current income tax payable and was paid in 2009. The remaining $2 million reduced interest expense.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and the expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2009 and 2008, the Company recognized an income tax benefit of $101 million and $104 million, respectively, related to the separate account DRD. The 2009 benefit included a benefit of $10 million related to a true-up of the prior year tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. The review includes senior legal and financial personnel. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. In 2009, the Company increased legal liabilities for litigation matters pending against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ASBESTOS-RELATED CLAIMS

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                         (IN MILLIONS, EXCEPT NUMBER
                                                                  OF CLAIMS)
Asbestos personal injury claims at year end............   68,804    74,027    79,717
Number of new claims during the year...................    3,910     5,063     7,161
Settlement payments during the year (1)................  $  37.6   $  99.0   $  28.2


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies at September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted at September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2009.

  REGULATORY MATTERS

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. The Company has received a subpoena from and has had discussions with the Office of the U.S. Attorney for the Southern District of California regarding the insurance broker Universal Life Resources. The Florida insurance regulator has initiated discussions with the Company regarding its investigation of contingent payments made to brokers. The Company has been cooperating fully in these inquiries.

     In June 2008, the Environmental Protection Agency issued a Notice of Violation ("NOV") regarding the operations of the Homer City Generating Station, an electrical generation facility. The NOV alleges, among other things, that the electrical generation facility is being operated in violation of certain federal and state Clean Air Act requirements. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electrical generation facility, which is solely operated by the lessee,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EME Homer City Generation L.P. ("EME Homer"). Homer City OL6 LLC and EME Homer are among the respondents identified in the NOV. EME Homer has been notified of its obligation to indemnify Homer City OL6 LLC and Metropolitan Life Insurance Company for any claims resulting from the NOV and has expressly acknowledged its obligation to indemnify Homer City OL6 LLC.

     Regulatory authorities in a small number of states and FINRA have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Mutual Life Insurance Company, New England Life Insurance Company and GALIC, and the Company's broker dealer, New England Securities Corporation. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  DEMUTUALIZATION ACTIONS

     Metropolitan Life Insurance Company is a defendant in two lawsuits challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The plaintiffs in the consolidated state court class action, Fiala, et al.
v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17,
2000), sought compensatory relief and punitive damages against Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. The court certified a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law. The plaintiffs in the consolidated federal court class action, In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000), sought rescission and compensatory damages against Metropolitan Life Insurance Company and MetLife, Inc. Plaintiffs asserted violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 ("Exchange Act") in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. The court certified a litigation class of present and former policyholders. On February 12, 2010 and March 3, 2010, the courts in these cases issued orders approving the settlement of this litigation. On March 2, 2010, the federal court issued a final judgment that is stayed pending the state court's entry of a final judgment.

  OTHER LITIGATION

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers had sued MetLife, Inc., Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purported to represent a nationwide class of in-network providers who alleged that their claims were being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleged federal racketeering and various state law theories of liability. All of plaintiffs' claims except for breach of contract claims were dismissed with prejudice on March 2, 2009. By order dated March 20, 2009, the district court declined to retain jurisdiction over the remaining breach of contract claims and dismissed the lawsuit. On April 17, 2009, plaintiffs filed a notice of appeal from this order.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district class action proceeding, plaintiffs' complaint alleged that MetLife, Inc., Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007 and January 2008, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust, the RICO, and the ERISA claims. In February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs' appeal from the orders dismissing their RICO and federal antitrust claims is pending with the U.S. Court of Appeals

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


for the Third Circuit. A putative class action alleging that MetLife, Inc. and other non-affiliated defendants violated state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     Metropolitan Life Ins. Co. v. Park Avenue Securities, et. al. (FINRA Arbitration, filed May 2006). Metropolitan Life Insurance Company commenced an action against Park Avenue Securities LLC., a registered investment adviser and broker-dealer that is an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America, alleging misappropriation of confidential and proprietary information and use of prohibited methods to solicit Metropolitan Life Insurance Company's customers and recruit Metropolitan Life Insurance Company's financial services representatives. On February 12, 2009, a FINRA arbitration panel awarded Metropolitan Life Insurance Company $21 million in damages, including punitive damages and attorneys' fees. In March 2009, Park Avenue Securities filed a motion to vacate the decision. In September 2009, the parties reached a settlement of this action together with related and similar matters brought by Metropolitan Life Insurance Company against Park Avenue Securities and The Guardian Life Insurance Company of America.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs asserted legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs sought rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In August 2009, the court granted defendants' motion for summary judgment. On September 29, 2009, plaintiffs filed a notice of appeal from the court's order dismissing the lawsuit.

     Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. At December 31, 2009, there were approximately 130 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  SUMMARY

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $40    $37
  Premium tax offsets currently available for paid assessments.....     8      5
                                                                      ---    ---
                                                                      $48    $42
                                                                      ===    ===
Other Liabilities:
  Insolvency assessments...........................................   $60    $57
                                                                      ===    ===



     Net assessments levied against the Company were insignificant for the year ended December 31, 2009. At December 31, 2008 and 2007, net assessments levied against the Company were $2 million and less than $1 million, respectively.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                                    GROSS
                                                         RENTAL      SUBLEASE      RENTAL
                                                         INCOME       INCOME      PAYMENTS
                                                         ------   -------------   --------
                                                                  (IN MILLIONS)
2010...................................................   $370         $ 13         $202
2011...................................................   $313          $14         $180
2012...................................................   $250          $14         $154
2013...................................................   $217          $13         $140
2014...................................................   $186          $ 9         $ 99
Thereafter.............................................   $567          $42         $977


     During 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City to New York City. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and New York City, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. During 2009, pending sublease deals were impacted by the further decline of market conditions, which resulted in an additional lease impairment charge of $52 million. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.6 billion and $2.9 billion at December 31, 2009 and 2008, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $1.3 billion and $2.2 billion at December 31, 2009 and 2008, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $763 million and $611 million at December 31, 2009 and 2008, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2009, the Company reduced $1 million of previously recorded liabilities related to certain investment transactions. The Company's recorded liabilities were $3 million and $4 million at December 31, 2009 and 2008, respectively, for indemnities, guarantees and commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and/or administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2009, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 92% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. The Company's proportionate share of net pension expense related to its sponsored pension plans was $355 million and $49 million for the years ended December 31, 2009 and 2008, respectively.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement was $70 million and ($8) million for the years ended December 31, 2009 and 2008, respectively.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                                DECEMBER 31,
                                                     ---------------------------------
                                                      2009     2008     2009     2008
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
  Benefit obligation at beginning of year..........  $5,993   $5,668   $1,616   $1,581
  Service cost.....................................     147      159       22       20
  Interest cost....................................     374      375      123      101
  Plan participants' contributions.................      --       --       30       31
  Net actuarial losses.............................     393      139      350       19
  Settlements and curtailments.....................      12       --       --       --
  Change in benefits...............................      (7)       1     (167)      --
  Net transfer in (out) of controlled group........    (251)      --       --       --
  Prescription drug subsidy........................      --       --       12       10
  Benefits paid....................................    (374)    (349)    (157)    (146)
                                                     ------   ------   ------   ------
  Benefit obligation at end of year................   6,287    5,993    1,829    1,616
                                                     ------   ------   ------   ------
Change in plan assets:
  Fair value of plan assets at beginning of year...   5,516    6,467    1,010    1,181
  Actual return on plan assets.....................     486     (943)     135     (149)
  Plan participants' contributions.................      --       --        2       --
  Employer contribution............................      57      341        4        1
  Net transfer in (out) of controlled group........    (266)      --       --       --
  Benefits paid....................................    (374)    (349)     (33)     (23)
                                                     ------   ------   ------   ------
  Fair value of plan assets at end of year.........   5,419    5,516    1,118    1,010
                                                     ------   ------   ------   ------
  Funded status at end of year.....................  $ (868)  $ (477)  $ (711)  $ (606)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheets consist of:
  Other assets.....................................  $   --   $  208   $   --   $   --
  Other liabilities................................    (868)    (685)    (711)    (606)
                                                     ------   ------   ------   ------
  Net amount recognized............................  $ (868)  $ (477)  $ (711)  $ (606)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $2,226   $2,196   $  388   $  146
  Prior service cost (credit)......................      22       44     (289)    (157)
                                                     ------   ------   ------   ------
                                                      2,248    2,240       99      (11)
  Deferred income tax and noncontrolling interests,
     net of income tax.............................    (786)    (796)     (34)       4
                                                     ------   ------   ------   ------
                                                     $1,462   $1,444   $   65   $   (7)
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                            NON-QUALIFIED
                                           QUALIFIED PLAN        PLAN            TOTAL
                                          ---------------   -------------   ---------------
                                                             DECEMBER 31,
                                          -------------------------------------------------
                                           2009     2008     2009    2008    2009     2008
                                          ------   ------   -----   -----   ------   ------
                                                            (IN MILLIONS)
Aggregate fair value of plan assets.....  $5,419   $5,516   $  --   $  --   $5,419   $5,516
Aggregate projected benefit obligation..   5,500    5,308     787     685    6,287    5,993
                                          ------   ------   -----   -----   ------   ------
Over (under) funded.....................  $  (81)  $  208   $(787)  $(685)  $ (868)  $ (477)
                                          ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,941 million and $5,583 million at December 31, 2009 and 2008, respectively.

     The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                                    DECEMBER 31,
                                                                   -------------
                                                                   2009     2008
                                                                   ----     ----
                                                                   (IN MILLIONS)
Projected benefit obligation.....................................  $787     $685
Accumulated benefit obligation...................................  $703     $577
Fair value of plan assets........................................  $ --     $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets is as follows:

                                                                           OTHER
                                                         PENSION       POSTRETIREMENT
                                                         BENEFITS         BENEFITS
                                                      -------------   ---------------
                                                                DECEMBER 31,
                                                      -------------------------------
                                                       2009    2008    2009     2008
                                                      ------   ----   ------   ------
                                                               (IN MILLIONS)
Projected benefit obligation........................  $6,254   $685   $1,829   $1,616
Fair value of plan assets...........................  $5,400   $ --   $1,118   $1,010


     Net periodic pension cost and net periodic other postretirement benefit plan cost are comprised of the following:

     i) Service Cost -- Service cost is the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

     ii) Interest Cost on the Liability -- Interest cost is the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

     iii) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated (other) pension fund assets in a particular year.

     iv) Amortization of Prior Service Cost -- This cost relates to the recognition of increases or decreases in pension (other postretirement) benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income at the time of the amendment. These costs are then amortized to pension (other postretirement benefit) expense over the expected service years of the employees affected by the change.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          v) Amortization of Net Actuarial Gains or Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension (other postretirement) plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension (other postretirement benefit)expense over the expected service years of the employees.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                             OTHER
                                                                        POSTRETIREMENT
                                               PENSION BENEFITS            BENEFITS
                                            ----------------------   --------------------
                                                       YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------
                                             2009    2008     2007    2009   2008    2007
                                            -----   ------   -----   -----   ----   -----
                                                             (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost............................  $ 147   $  159   $ 158   $  22   $ 20   $  26
  Interest cost...........................    374      375     348     123    101     102
  Settlement and curtailment cost.........     18       --      --      --     --      --
  Expected return on plan assets..........   (414)    (517)   (501)    (74)   (88)    (87)
  Amortization of net actuarial (gains)
     losses...............................    223       24      68      43     --      --
  Amortization of prior service cost
     (credit).............................      8       15      17     (36)   (36)    (36)
                                            -----   ------   -----   -----   ----   -----
     Net periodic benefit cost............    356       56      90      78     (3)      5
     Net periodic benefit cost of
       subsidiary held-for-sale...........     --       --       4      --     --       1
                                            -----   ------   -----   -----   ----   -----
                                              356       56      94      78     (3)      6
                                            -----   ------   -----   -----   ----   -----
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME (LOSS)
  Net actuarial (gains) losses............    251    1,563    (424)    284    258    (440)
  Prior service cost (credit).............    (12)     (19)     40    (167)    37      --
  Amortization of net actuarial (gains)
     losses...............................   (223)     (24)    (68)    (43)    --      --
  Amortization of prior service cost
     (credit).............................     (8)     (15)    (17)     36     36      36
                                            -----   ------   -----   -----   ----   -----
     Total recognized in other
       comprehensive income (loss)........      8    1,505    (469)    110    331    (404)
                                            -----   ------   -----   -----   ----   -----
     Total recognized in net periodic
       benefit cost and other
       comprehensive income (loss)........  $ 364   $1,561   $(375)  $ 188   $328   $(398)
                                            =====   ======   =====   =====   ====   =====



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits of $8 million and other postretirement benefits of $110 million for an aggregate reduction in other comprehensive income (loss) of $118 million before income tax and $90 million, net of income tax and noncontrolling interests.

     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $198 million and $6 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated net actuarial losses and prior service credit for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $38 million and ($83) million, respectively.

     The Company receives subsidies under the Prescription Drug Act. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit plan cost is as follows:

                                                                DECEMBER 31,
                                                           ---------------------
                                                            2009    2008    2007
                                                           -----   -----   -----
                                                               (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Balance at January 1,..................................   $317    $299    $328
  Service cost...........................................      2       5       7
  Interest cost..........................................     16      20      19
  Net actuarial gains (losses)...........................    (76)      3     (42)
  Prescription drug subsidy..............................    (12)    (10)    (13)
                                                            ----    ----    ----
  Balance at December 31,................................   $247    $317    $299
                                                            ====    ====    ====




                                                                 YEARS ENDED DECEMBER 31,
                                                           -----------------------------------
                                                            2009           2008           2007
                                                           -----          -----          -----
                                                                      (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost...........................................   $ 3            $ 5            $ 7
  Interest cost..........................................    16             20             19
  Amortization of net actuarial gains (losses)...........    10             --              5
                                                            ---            ---            ---
     Total reduction in net periodic benefit cost........   $29            $25            $31
                                                            ===            ===            ===



     The Company received subsidies of $12 million, $12 million and $10 million for the years ended December 31, 2009, 2008 and 2007, respectively.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                            OTHER
                                                                         POSTRETIRE-
                                                                             MENT
                                                   PENSION BENEFITS        BENEFITS
                                                ---------------------   -------------
                                                             DECEMBER 31,
                                                -------------------------------------
                                                   2009        2008      2009    2008
                                                ---------   ---------   -----   -----
Weighted average discount rate................      6.25%       6.60%   6.25%   6.62%
Rate of compensation increase.................  2.0%-7.5%   3.5%-7.5%     N/A     N/A

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Assumptions used in determining net periodic benefit cost were as follows:

                                                                            OTHER
                                                                        POSTRETIREMENT
                                           PENSION BENEFITS                BENEFITS
                                    -----------------------------   ---------------------
                                                         DECEMBER 31,
                                    -----------------------------------------------------
                                       2009       2008      2007     2009    2008    2007
                                    ---------   -------   -------   -----   -----   -----
Weighted average discount rate....      6.60%     6.65%     6.00%   6.60%   6.65%   6.00%
Weighted average expected rate of
  return on plan assets...........      8.25%     8.25%     8.25%   7.36%   7.33%   7.48%
Rate of compensation increase.....  3.5%-7.5%   3.5%-8%   4.0%-8%     N/A     N/A     N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2010 is currently anticipated to be 8.00% for pension benefits and postretirement medical benefits and 7.20% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2009                             2008
                                ------------------------------   ------------------------------
Pre-and Post-Medicare eligible  8.2% down to 5.8% in 2018 and    8.8% down to 5.8% in 2018 and
  claims......................  gradually decreasing until       gradually decreasing until
                                2079 reaching the ultimate       2079 reaching the ultimate
                                rate of 4.1%                     rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                             ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                             -----------   -----------
                                                                   (IN MILLIONS)
Effect on total of service and interest cost components....      $ 9          $ (10)
Effect of accumulated postretirement benefit obligation....      $94          $(103)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

     The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair values of the Company's pension plan assets at December 31, 2009 by asset class were as follows:

                                                                     DECEMBER 31, 2009
                              -----------------------------------------------------------------------------------------------
                                                 PENSION ASSETS                             OTHER POSTRETIREMENT ASSETS
                              ----------------------------------------------------   ----------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                             FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                   REPORTING DATE USING
                              ----------------------------------------               ----------------------------------------
                                 QUOTED                                                 QUOTED
                                 PRICES                                                 PRICES
                               IN ACTIVE                                              IN ACTIVE
                                MARKETS                                                MARKETS
                                  FOR       SIGNIFICANT                                  FOR       SIGNIFICANT
                               IDENTICAL       OTHER       SIGNIFICANT     TOTAL      IDENTICAL       OTHER       SIGNIFICANT
                               ASSETS AND    OBSERVABLE   UNOBSERVABLE   ESTIMATED    ASSETS AND    OBSERVABLE   UNOBSERVABLE
                              LIABILITIES      INPUTS        INPUTS         FAIR     LIABILITIES      INPUTS        INPUTS
                               (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE      (LEVEL 1)     (LEVEL 2)      (LEVEL 3)
                              -----------   -----------   ------------   ---------   -----------   -----------   ------------
                                                                       (IN MILLIONS)
ASSET CLASS
Short-term investments.....       $ 9          $   --         $ --         $    9        $11          $   --          $--
Fixed maturities and equity
  securities...............        --              10           --             10         --              54           --
Insurance general account..        --              86           --             86         --             440           --
Investments in separate
  accounts -- equity
  securities:
  Large cap growth (1).....        --             109           --            109         --              68           --
  Large cap value (2)......        --              --           --             --         --             176           --
  Large cap core (3).......        --           1,271           --          1,271         --              24           --
  Small cap growth (4).....        --             142           --            142         --              --           --
  Small cap core (5).......        --             106           --            106         --              72           --
  Developed international
     (6)...................        --             401           --            401         --              75           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- equity
     securities............        --           2,029           --          2,029         --             415           --
                                  ---          ------         ----         ------        ---          ------          ---
Investments in separate
  accounts -- fixed income
  securities:
  Long duration (government
     & credit) (7).........        --           2,042           --          2,042         --              --           --
  Core (8).................        --             310           --            310         --             128           --
  U.S. government and
     agencies..............        --              --           --             --         --              17           --
  Mortgage-backed
     securities............        --              --           --             --         --              28           --
  Short-term and cash......        --              76           --             76         --              19           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- fixed
     income securities.....        --           2,428           --          2,428         --             192           --
                                  ---          ------         ----         ------        ---          ------          ---
Investments in separate
  accounts -- alternatives:
  Multi-strategy hedge
     funds (9).............        --             226           --            226         --               6           --
  Real estate (10).........        --              47          229            276         --              --           --
  Private equity (11)......        --              --          355            355         --              --           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- alterna-
     tives.................        --             273          584            857         --               6           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total....................       $ 9          $4,826         $584         $5,419        $11          $1,107          $--
                                  ===          ======         ====         ======        ===          ======          ===

                               DECEMBER
                               31, 2009
                              ---------
                                OTHER
                               POSTRE-
                               TIREMENT
                                ASSETS
                              ---------
                                TOTAL
                              ESTIMATED
                                 FAIR
                                VALUE
                              ---------
                                 (IN
                              MILLIONS)
ASSET CLASS
Short-term investments.....     $   11
Fixed maturities and equity
  securities...............         54
Insurance general account..        440
Investments in separate
  accounts -- equity
  securities:
  Large cap growth (1).....         68
  Large cap value (2)......        176
  Large cap core (3).......         24
  Small cap growth (4).....         --
  Small cap core (5).......         72
  Developed international
     (6)...................         75
                                ------
  Total separate
     accounts -- equity
     securities............        415
                                ------
Investments in separate
  accounts -- fixed income
  securities:
  Long duration (government
     & credit) (7).........         --
  Core (8).................        128
  U.S. government and
     agencies..............         17
  Mortgage-backed
     securities............         28
  Short-term and cash......         19
                                ------
  Total separate
     accounts -- fixed
     income securities.....        192
                                ------
Investments in separate
  accounts -- alternatives:
  Multi-strategy hedge
     funds (9).............          6
  Real estate (10).........         --
  Private equity (11)......         --
                                ------
  Total separate
     accounts -- alterna-
     tives.................          6
                                ------
  Total....................     $1,118
                                ======



--------

   (1) Investment portfolio includes U.S. equity securities with relatively large market capitalization that exhibit signs of above average sales and earnings growth.

   (2) Investment portfolio includes U.S. equity securities with relatively large market capitalization and low price to book and price to earnings ratios.

   (3) Investment portfolio includes U.S. equity securities with relatively large market capitalization and no particular bias toward value or growth.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (4) Investment portfolio includes U.S. equity securities with relatively small market capitalization that exhibit signs of above average sales and earnings growth.

   (5) Investment portfolio includes U.S. equity securities with relatively small market capitalization and no particular bias toward value or growth.

   (6) Investment portfolio includes International equity securities with relatively large market capitalization and no particular bias toward value or growth.

   (7) Investment portfolio includes longer-maturity investment-grade fixed income securities invested across diverse asset sectors such as government, corporate and structured finance.

   (8) Investment portfolio includes investment-grade fixed income securities with varying maturities invested across diverse asset sectors such as government, corporate and structured finance.

   (9) Investment portfolio includes multiple hedge funds with strategies such as fixed income arbitrage, long-short equity, tactical trading and global macro.

   (10) Investment portfolio includes domestic real estate equity investments in both privately held commercial real estate and publicly listed real estate investment trust securities.

   (11) Investment portfolio includes domestic and foreign private investments in companies not publicly traded on a stock exchange.

     The fair value of the Company's pension plan assets at December 31, 2008 was $6,526 million.

     The pension plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented in the table above.

     Level 1 This category includes investments in liquid securities, such as cash, short-term money market and bank time deposits, expected to mature within a year.

     Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers in and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

              Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

     Level 3 This category includes separate accounts that are invested in real estate and private equity investments provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the year ended December 31, 2009 is as follows:

                                                  FAIR VALUE MEASUREMENT USING
                                                    SIGNIFICANT UNOBSERVABLE
                                                       OUTPUTS (LEVEL 3)
                                                 -----------------------------
                                                    PRIVATE
                                                  EQUITY FUNDS    REAL ESTATE
                                                  ------------    -----------
                                                         (IN MILLIONS)
Balance January 1,.............................       $430           $ 379
Actual return on plan assets:
Assets held at reporting date..................        (52)           (130)
Assets sold during the period..................        (31)             --
Purchases, sales and settlements...............         29              --
Net transfers in (out) of controlled group.....        (21)            (20)
Transfers in and out of Level 3................         --              --
                                                      ----           -----
Balance at December 31,........................       $355           $ 229
                                                      ====           =====



     The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

     An international subsidiary sponsors a defined benefit plan that covers employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula, similar to the U.S. plans discussed above. The investment objectives are also similar, subject to local regulations. Generally, the international pension plan invests directly in high quality equity and fixed maturity securities.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

     The following tables summarize the actual weighted average asset allocation by major asset class for the Invested Plans.

                                                              ACTUAL ASSET ALLOCATION
                                        -------------------------------------------------------------------
                                                                 DECEMBER 31, 2009
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
ASSET CLASS
Equity (target range):                        25% to 45%              50% to 80%                     --
  Large cap growth....................                2%                     10%                     --
  Large cap value.....................               --                      26                      --
  Large cap core......................               23                       4                      --
  Small cap growth....................                3                      --                      --
  Small cap core......................                2                      11                      --
  Developed international.............                7                      11                      --
                                              ---------               ---------                     ---
     Total equity.....................               37%                     62%                     --
Fixed income (target range):                  35% to 55%              10% to 40%                     --
  Long duration (government and
     credit)..........................               38%                     --%                     --
  Core................................                6                      19                      --
  U.S. government and agencies........               --                       3                      --
  Mortgage-backed securities..........               --                       4                      --
  Directly held bonds.................               --                       8                      --
  Insurance general account...........                2                      --                     100%
  Short-term and cash.................                1                       3                      --
                                              ---------               ---------                     ---
     Total fixed income...............               47%                     37%                    100%
Alternatives (target range):                  10% to 25%               0% to 15%                     --
  Multi-strategy hedge funds..........                4%                      1%                     --
  Real estate.........................                5                      --                      --
  Private equity......................                7                      --                      --
                                              ---------               ---------                     ---
     Total alternatives...............               16%                      1%                     --
  Total investments...................              100%                    100%                    100%


  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for the years ended December 31, 2009 or 2008. No contributions will be required for 2010. The Company made no discretionary contributions to the qualified pension plan during the year ended December 31, 2009. The Company made discretionary contributions of $286 million to the qualified pension plan during the year ended December 31, 2008. The Company expects to make additional discretionary contributions of $150 million in 2010.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $57 million and $41 million for the years ended December 31, 2009 and 2008, respectively. These payments are expected to be at approximately the same level in 2010.

     Postretirement benefits, other than those provided under qualified pension plans, are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. Total payments equaled $157 million and $146 million for the years ended December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company expects to make contributions of $117 million, net of participant's contributions, towards benefit obligations (other than those under qualified pension plans) in 2010. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset payment of such benefits.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                                    OTHER POSTRETIREMENT
                                                                          BENEFITS
                                                                ---------------------------
                                                                        PRESCRIPTION
                                                      PENSION               DRUG
                                                     BENEFITS   GROSS     SUBSIDIES     NET
                                                     --------   -----   ------------   ----
                                                                    (IN MILLIONS)
2010...............................................   $  421     $129       $(12)      $117
2011...............................................   $  397     $133       $(12)      $121
2012...............................................   $  412     $135       $(13)      $122
2013...............................................   $  420     $137       $(13)      $124
2014...............................................   $  437     $139       $(14)      $125
2015-2019..........................................   $2,385     $726       $(77)      $649


  ADDITIONAL INFORMATION

     As previously discussed, the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenue from these contracts recognized in the consolidated statements of operations was $42 million, $42 million and $47 million for the years ended December 31, 2009, 2008 and 2007, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains and losses, credited to the account balances were $689 million, ($1,090) million and $603 million for the years ended December 31, 2009, 2008 and 2007, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $79 million, $63 million and $66 million for the years ended December 31, 2009, 2008 and 2007, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the years ended December 31, 2009 and 2008, MetLife, Inc. contributed and paid $3 million and $4 million, respectively, in the form of line of credit fees on the Company's behalf.

     During the year ended December 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 8.

     In December 2007, MetLife, Inc. contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV, an affiliate. See Note 11.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

  STOCK-BASED COMPENSATION PLANS

  Overview

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of MetLife, Inc., as described herein. Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares of MetLife, Inc. common stock held in treasury by MetLife, Inc. or through the issuance of newly-issued shares of such stock. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc.'s common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan and the 2005 Stock Plan are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of MetLife, Inc. common stock reserved for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of MetLife, Inc. common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 13,018,939 at December 31, 2009. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2009, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 47,903,044.

     Of stock-based compensation, for the years ended December 31, 2009, 2008 and 2007, 88%, 89% and 88%, respectively, was allocated to the Company. No expense amounts related to awards under plans for MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion thereof. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the period the award becomes payable or exercisable. Compensation expense of $61 million, $110 million and $129 million, and income tax benefits of $21 million, $38 million and $45 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. are made in the first quarter of each year.

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of MetLife, Inc.'s common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2009 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2009 of $35.35 and December 31, 2008 of $34.86, as applicable.

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM          VALUE
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2009.........   26,093,092         $41.75            5.73           $--
                                          ==========         ======            ====           ===
Granted................................    5,450,662         $23.61
Exercised..............................     (254,576)        $30.23
Cancelled/Expired......................     (795,255)        $39.79
Forfeited..............................     (407,301)        $48.72
                                          ----------         ------
Outstanding at December 31, 2009.......   30,086,622         $38.52            5.51           $--
                                          ==========         ======            ====           ===
Aggregate number of stock options
  expected to vest at December 31,
  2009.................................   29,486,853         $38.60            5.44           $--
                                          ==========         ======            ====           ===
Exercisable at December 31, 2009.......   21,586,093         $38.96            4.29           $--
                                          ==========         ======            ====           ===



     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc.'s common stock; risk-free rate of return; expected dividend yield on MetLife, Inc.'s common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc.'s common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of its common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                      YEARS ENDED DECEMBER 31,
                                             ------------------------------------------
                                                 2009           2008           2007
                                             ------------   ------------   ------------
Dividend yield.............................         3.15%          1.21%          0.94%
Risk-free rate of return...................   0.73%-6.67%    1.91%-7.21%    4.30%-5.32%
Expected volatility........................        44.39%         24.85%         19.54%
Exercise multiple..........................          1.76           1.73           1.66
Post-vesting termination rate..............         3.70%          3.05%          3.66%
Contractual term (years)...................            10             10             10
Expected life (years)......................             6              6              6
Weighted average exercise price of stock
  options granted..........................  $      23.61   $      59.48   $      62.86
Weighted average fair value of stock
  options granted..........................  $       8.37   $      17.51   $      17.76


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $48 million, $44 million and $49 million related to Stock Options was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively.

     At December 31, 2009, MetLife, Inc. had $40 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.67 years. The Company's allocated portion of Stock Option expense was 87%.

     Subsidiaries were allocated the tax benefit associated with the deduction allowed for Stock Option exercises. For the year ended December 31, 2009, there were no such tax benefit. The Company's consolidated results of operations include $12 million and $41 million of such tax benefits for the years ended December 31, 2008 and 2007, respectively.

  Performance Shares

     Beginning in 2005, MetLife, Inc. awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a performance factor of 0.0 to 2.0. The performance factor applied is based on measurements of MetLife, Inc.'s performance, including with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, each with reference to the applicable three-year

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Beginning with awards made in 2009, in order for Performance Shares to be payable, MetLife, Inc. must generate positive net income for either the third year of the performance period or for the performance period as a whole. Also beginning with awards made in 2009, if MetLife, Inc.'s Total Shareholder Return with reference to the applicable three-year performance period is zero percent or less, the performance factor will be multiplied by 75%. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will primarily be payable in shares of MetLife, Inc.'s common stock.

     The following is a summary of Performance Share activity for the year ended December 31, 2009:

                                                                        WEIGHTED AVERAGE
                                                          PERFORMANCE      GRANT DATE
                                                             SHARES        FAIR VALUE
                                                          -----------   ----------------
Outstanding at January 1,...............................   2,586,650         $55.63
Granted.................................................   1,944,298         $20.72
Forfeited...............................................    (224,538)        $25.75
Paid....................................................    (812,975)        $48.43
                                                           ---------
Outstanding at December 31,.............................   3,493,435         $38.43
                                                           =========
Performance Shares expected to vest at December 31,
  2009..................................................   3,452,028         $44.55
                                                           =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. At December 31, 2009, the three year performance period for the 2007 Performance Share grants was completed. Included in the immediately preceding table are 801,750 outstanding Performance Shares to which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2010 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc.'s common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc.'s common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $10 million, $64 million and $79 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively.

     At December 31, 2009, MetLife, Inc. had $29 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of 1.52 years. The Company's allocated portion of Performance Share expense was 89%.

  Restricted Stock Units

     Beginning in 2005, MetLife, Inc. awarded certain members of management Restricted Stock Units under (and as defined in) the 2005 Stock Plan. Restricted Stock Unit awards will normally vest on the third or later anniversary

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the date of the award (subject to certain contingencies) and each unit will be primarily payable entirely in shares of MetLife, Inc.'s common stock.

     During the year ended December 31, 2009, MetLife, Inc. granted 295,000 Restricted Stock Units for which the total fair value on the date of grant was $6 million. The number of Restricted Stock Units outstanding at December 31, 2009 was 393,362 with a weighted average fair value of $28.05 per unit.

     The following is a summary of Restricted Stock Unit activity for the year ended December 31, 2009:

                                                                           WEIGHTED AVERAGE
                                                        RESTRICTED STOCK      GRANT DATE
                                                              UNITS           FAIR VALUE
                                                        ----------------   ----------------
Outstanding at January 1,.............................       149,374            $51.46
Granted...............................................       295,000            $20.83
Forfeited.............................................       (31,850)           $57.57
Paid..................................................       (19,162)           $50.25
                                                             -------
Outstanding at December 31,...........................       393,362            $28.05
                                                             =======
Restricted Stock Units expected to vest at December
  31, 2009............................................       393,362            $28.05
                                                             =======



     Compensation expense related to Restricted Stock Units granted on or after January 1, 2006 and expected to vest is recognized ratably over a three year period or the period to retirement eligibility, if shorter. Compensation expense of $3 million, $2 million and $1 million related to Restricted Stock Units was allocated to the Company for the year ended December 31, 2009, 2008 and 2007 respectively.

     At December 31, 2009, MetLife, Inc. had $5 million of total unrecognized compensation costs related to Restricted Stock Units. It is expected that these costs will be recognized over a weighted average period of 1.83 years. The Company's allocated portion of Restricted Stock Units expense was 85%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, MetLife, Inc. granted stock-based compensation awards to certain members of management under the Long-Term Performance Compensation Plan ("LTPCP"). The final LTPCP performance period concluded during 2007. The awards for the final LTPCP performance period, in the amount of 618,375 shares of MetLife, Inc.'s common stock and $16 million in cash were paid during 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2007.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance (the "Department") has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


domiciled in New York. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $1,221 million, ($338) million and $2,123 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus, as filed with the Department, was $12.6 billion and $11.6 billion at December 31, 2009 and 2008, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend to MetLife, Inc. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. During the year ended December 31, 2007, Metropolitan Life Insurance Company paid to MetLife, Inc. $500 million in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to MetLife, Inc. in 2010 without prior regulatory approval is $1,262 million.

     Under Massachusetts State Insurance Law, New England Life Insurance Company ("NELICO") is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as such dividends, when aggregated with all other dividends in the preceding 12 months, do not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2009 and 2008, NELICO paid a dividend of $19 million and $94 million, respectively. During the year ended December 31, 2007, NELICO did not pay a dividend to Metropolitan Life Insurance Company. The maximum amount of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


dividends which NELICO may pay to Metropolitan Life Insurance Company in 2010 without prior regulatory approval is $84 million.

     For the years ended December 31, 2009, 2008 and 2007, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $148 million, $48 million and $60 million, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2009, 2008 and 2007 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                           YEARS ENDED DECEMBER 31,
                                                          --------------------------
                                                            2009      2008      2007
                                                          -------   --------   -----
                                                                 (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year..................................................  $12,267   $(18,334)  $(507)
Income tax effect of holding gains (losses).............   (4,233)     6,273     221
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income........................................    1,021      1,214    (173)
  Amortization of premiums and accretion of discounts
     associated with investments........................     (459)      (504)   (493)
Income tax effect.......................................     (194)      (245)    293
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts................   (1,948)     3,592     532
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts..................      672     (1,231)   (235)
Unrealized investment loss on dividend of interests in
  subsidiary............................................       --         88      --
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary...................       --        (46)     --
                                                          -------   --------   -----
Net unrealized investment gains (losses), net of income
  tax...................................................    7,126     (9,193)   (362)
Foreign currency translation adjustment, net of income
  tax...................................................      (92)      (247)    195
Defined benefit plan adjustment, net of income tax......      (90)    (1,149)    525
                                                          -------   --------   -----
Other comprehensive income (loss).......................    6,944    (10,589)    358
Other comprehensive income (loss) attributable to
  noncontrolling interests..............................        5         --      --
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --        150       8
Foreign currency translation adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --        107     (56)
Defined benefit plan adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --         (4)     (1)
                                                          -------   --------   -----
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company, excluding
  cumulative effect of change in accounting principle...    6,949    (10,336)    309
Cumulative effect of change in accounting principle, net
  of income tax of $19 million, effective April 1, 2009
  (See Note 1)..........................................      (36)        --      --
                                                          -------   --------   -----
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company...................  $ 6,913   $(10,336)  $ 309
                                                          =======   ========   =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $2,805   $2,555   $2,632
Commissions..............................................     758      901      827
Interest and debt issue costs............................     206      226      269
Affiliated interest costs on ceded reinsurance...........   1,236    1,072      164
Amortization of DAC and VOBA.............................     415    1,081      643
Capitalization of DAC....................................    (857)    (901)    (886)
Rent, net of sublease income.............................     348      363      282
Insurance tax............................................     337      289      297
Other....................................................     761      992      814
                                                           ------   ------   ------
Total other expenses.....................................  $6,009   $6,578   $5,042
                                                           ======   ======   ======



  Interest and Debt Issue Costs

     See Note 11 for interest expense on debt. Includes interest expense on tax audits of $40 million, $34 million and $79 million for the years ended December 31, 2009, 2008 and 2007, respectively.

  Amortization and Capitalization of DAC and VOBA

     See Note 6 for DAC and VOBA by segment and a rollforward of DAC and VOBA including impacts of amortization and capitalization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  Affiliated Expenses

     Commissions, amortization of DAC and capitalization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 9, 11 and 19 for discussion of affiliated expenses included in the table above.

  Lease Impairments

     See Note 13 for description of lease impairments included within other expenses.

  Restructuring Charges

     In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which is expected to be fully implemented by December 31, 2010. This initiative is focused on reducing complexity, leveraging scale, increasing productivity, and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. Estimated restructuring costs may change as management continues to execute its restructuring plans. Restructuring charges associated with this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


enterprise-wide initiative and allocated to the Company were included in other expenses within Corporate & Other and are as follows:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                                   ------------
                                                                    2009   2008
                                                                   -----   ----
                                                                        (IN
                                                                     MILLIONS)
Balance, beginning of period.....................................  $  61   $ --
  Severance charges..............................................     70     67
  Change in severance charge estimates...........................     (8)    (6)
  Cash payments..................................................   (104)    --
                                                                   -----   ----
Balance, end of period...........................................  $  19    $61
                                                                   =====   ====
Restructuring charges incurred in current period.................  $  62    $61
                                                                   =====   ====
Total restructuring charges incurred since inception of program..  $ 123    $61
                                                                   =====   ====



     For the years ended December 31, 2009 and 2008, the change in severance charge estimates was $8 million and $6 million, respectively, due to lower anticipated costs for lower variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

     In 2009, the Company also recognized additional lease charges of $28 million and made cash payments of $2 million associated with the consolidation of office space.

     Management anticipates further restructuring charges including severance, lease and asset impairments will be incurred during the year ending December 31, 2010. However, such restructuring plans are not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2009.

17.  BUSINESS SEGMENT INFORMATION

     As described in Note 1, during 2009 the Company realigned its former institutional and individual businesses into three operating segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

     Insurance Products offers a broad range of protection products and services to individuals, corporations and other institutions, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life. Individual Life includes variable life, universal life, term life and whole life insurance products. Non-Medical Health includes short- and long-term disability, long-term care and dental insurance and other insurance products. Retirement Products offers asset accumulation and income products, including a wide variety of annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value & investment products and other benefit funding products.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings. The operations of RGA are also reported in Corporate & Other as discontinued operations. See Note 18 for disclosures regarding discontinued operations, including real estate.

     Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, it is

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the Company's measure of segment performance reported below. Operating earnings is not determined in accordance with GAAP and should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. However, the Company believes the presentation of operating earnings herein as the Company measures it for management purposes enhances the understanding of segment performance by highlighting the results from operations and the underlying profitability drivers of the businesses.

     Operating earnings is defined as operating revenues less operating expenses, net of income tax.

     Operating revenues is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivative instruments that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments and those identified in the definition of operating expenses, net of income tax, if applicable to these joint ventures.

     Operating expenses is defined as GAAP expenses (i) less changes in experience-rated contractholder liabilities due to asset value fluctuations,
(ii) less costs related to business combinations (since January 1, 2009) and noncontrolling interests, (iii) less amortization of DAC and VOBA and changes in the policyholder dividend obligation related to net investment gains (losses) and (iv) plus scheduled periodic settlement payments on derivative instruments that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments as well as Corporate & Other for the years ended December 31, 2009, 2008 and 2007 and at December 31, 2009 and 2008. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2009:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,651      $  255       $1,712      $   11    $18,629     $    --        $18,629
Universal life and investment-
  type product policy fees....     1,486         441          145          --      2,072          (5)         2,067
Net investment income.........     4,968       1,768        3,704        (328)    10,112          78         10,190
Other revenues................       511          72          231         925      1,739          --          1,739
Net investment gains
  (losses)....................        --          --           --          --         --      (6,095)        (6,095)
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,616       2,536        5,792         608     32,552      (6,022)        26,530
                                 -------      ------       ------      ------    -------     -------        -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    18,447         370        3,431           7     22,255          19         22,274
Interest credited to
  policyholder account
  balances....................       513         753        1,367          --      2,633          36          2,669
Capitalization of DAC.........      (396)       (449)         (12)         --       (857)         --           (857)
Amortization of DAC and VOBA..       410         246           12           2        670        (255)           415
Interest expense..............         2          --            1         163        166          --            166
Other expenses................     3,145       1,363          450       1,320      6,278           7          6,285
                                 -------      ------       ------      ------    -------     -------        -------
  Total benefits and
     expenses.................    22,121       2,283        5,249       1,492     31,145        (193)        30,952
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense (benefit)...........       498          76          172        (489)       257      (2,147)        (1,890)
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $   997      $  177       $  371      $ (395)     1,150
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............................................................    (6,022)
  Total benefits and expenses.................................................       193
  Provision for income tax (expense) benefit..................................     2,147
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $(2,532)                   $(2,532)
                                                                                 =======                    =======




                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2009:            PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
---------------------           ---------   ----------   ---------   ---------   --------
                                                      (IN MILLIONS)
Total assets..................   $117,879     $64,713     $131,287    $29,078    $342,957
Separate account assets.......   $  7,749     $28,398     $ 44,230    $    --    $ 80,377
Separate account liabilities..   $  7,749     $28,398     $ 44,230    $    --    $ 80,377

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2008:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,937      $  229       $2,268      $   10    $18,444      $   --        $18,444
Universal life and investment-
  type product policy fees....     1,515         584          184          --      2,283           2          2,285
Net investment income.........     5,148       1,495        4,538        (119)    11,062          54         11,116
Other revenues................       510          56          350         966      1,882          --          1,882
Net investment gains
  (losses)....................        --          --           --          --         --       3,472          3,472
                                 -------      ------       ------      ------    -------      ------        -------
  Total revenues..............    23,110       2,364        7,340         857     33,671       3,528         37,199
                                 -------      ------       ------      ------    -------      ------        -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    17,637         430        4,079          22     22,168         247         22,415
Interest credited to
  policyholder account
  balances....................       520         756        1,872           7      3,155          26          3,181
Capitalization of DAC.........      (484)       (396)         (13)         (8)      (901)         --           (901)
Amortization of DAC and VOBA..       513         390           16           9        928         153          1,081
Interest expense..............         1           2           --         189        192          --            192
Other expenses................     3,245       1,178          439       1,350      6,212          (6)         6,206
                                 -------      ------       ------      ------    -------      ------        -------
  Total benefits and
     expenses.................    21,432       2,360        6,393       1,569     31,754         420         32,174
                                 -------      ------       ------      ------    -------      ------        -------
Provision for income tax
  expense (benefit)...........       572         (17)         327        (336)       546       1,104          1,650
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,106      $   21       $  620      $ (376)     1,371
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............................................................     3,528
  Total benefits and expenses.................................................      (420)
  Provision for income tax (expense) benefit..................................    (1,104)
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $ 3,375                    $ 3,375
                                                                                 =======                    =======




                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2008:            PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
---------------------           ---------   ----------   ---------   ---------   --------
                                                      (IN MILLIONS)
Total assets..................   $112,904     $53,049     $133,139    $35,127    $334,219
Separate account assets.......   $  7,430     $20,412     $ 44,417    $    --    $ 72,259
Separate account liabilities..   $  7,430     $20,412     $ 44,417    $    --    $ 72,259

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2007:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,005      $  185       $1,241      $   4     $16,435      $  --         $16,435
Universal life and investment-
  type product policy fees....     1,461         636          149         --       2,246         --           2,246
Net investment income.........     5,451       1,865        5,108        375      12,799       (223)         12,576
Other revenues................       487          55          322         70         934         --             934
Net investment gains
  (losses)....................        --          --           --         --          --       (287)           (287)
                                 -------      ------       ------      -----     -------      -----         -------
  Total revenues..............    22,404       2,741        6,820        449      32,414       (510)         31,904
                                 -------      ------       ------      -----     -------      -----         -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    16,538         298        2,868         21      19,725        237          19,962
Interest credited to
  policyholder account
  balances....................       654         756        2,113         --       3,523         (8)          3,515
Capitalization of DAC.........      (542)       (316)         (16)       (12)       (886)        --            (886)
Amortization of DAC and VOBA..       501         228           15         14         758       (115)            643
Interest expense..............         2           4            6        178         190         --             190
Other expenses................     3,364       1,105          444        267       5,180        (85)          5,095
                                 -------      ------       ------      -----     -------      -----         -------
  Total benefits and
     expenses.................    20,517       2,075        5,430        468      28,490         29          28,519
                                 -------      ------       ------      -----     -------      -----         -------
Provision for income tax
  expense (benefit)...........       649         233          470       (114)      1,238       (156)          1,082
                                 -------      ------       ------      -----     -------                    -------
OPERATING EARNINGS............   $ 1,238      $  433       $  920      $  95       2,686
                                 =======      ======       ======      =====
Adjustments to:
  Total revenues..............................................................      (510)
  Total benefits and expenses.................................................       (29)
  Provision for income tax (expense) benefit..................................       156
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $ 2,303                    $ 2,303
                                                                                 =======                    =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2009, 2008 and 2007. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2009      2008      2007
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Revenues:
  Investment income.........................................   $ 9       $13       $23
  Investment expense........................................    (2)       (4)       (7)
  Net investment gains (losses).............................     8         8         7
                                                               ---       ---       ---
     Total revenues.........................................    15        17        23
Provision for income tax....................................     5         6        10
                                                               ---       ---       ---
Income from discontinued operations, net of income tax......   $10       $11       $13
                                                               ===       ===       ===



     The carrying value of real estate related to discontinued operations was $44 million and $51 million at December 31, 2009 and 2008, respectively.

  OPERATIONS

  Reinsurance Group of America, Incorporated

     As more fully described in Note 2, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, RGA, in September 2008. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations in the consolidated statements of operations:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              -----------------
                                                                2008      2007
                                                              -------   -------
                                                                (IN MILLIONS)
REVENUES:
Premiums....................................................   $3,535    $4,910
Net investment income.......................................      597       908
Other revenues..............................................       69        77
Net investment gains (losses)...............................     (249)     (177)
                                                               ------    ------
       Total revenues.......................................    3,952     5,718
                                                               ------    ------
EXPENSES:
Policyholder benefits and claims............................    2,989     3,989
Interest credited to policyholder account balances..........      108       262
Other expenses..............................................      699     1,226
                                                               ------    ------
       Total expenses.......................................    3,796     5,477
                                                               ------    ------
Income before provision for income tax......................      156       241
Provision for income tax....................................       53        84
                                                               ------    ------
Income from discontinued operations, net of income tax,
  attributable to Metropolitan Life Insurance Company.......      103       157
Income from discontinued operations, net of income tax,
  attributable to noncontrolling interests..................       94       141
Loss in connection with the dividend of interests in
  subsidiary, net of income tax.............................     (398)       --
                                                               ------    ------
Income (loss) from discontinued operations, net of income
  tax.......................................................   $ (201)   $  298
                                                               ======    ======



     The operations of RGA included direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million and $185 million and ceded amounts that reduced policyholder benefits and claims by $90 million and $185 million for the years ended December 31, 2008 and 2007, respectively, that have not been eliminated as these transactions have continued after the RGA disposition.

19.  RELATED PARTY

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, Inc., under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $2.3 billion, $2.2 billion and $2.0 billion, included in compensation in other expenses, for services performed under the service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has entered into agreements with affiliates for services necessary to conduct the Company's activities. Typical services provided under these agreements include distribution services and administrative functions. Expenses incurred by the Company related to these agreements, recorded in other expenses, were $662 million, $667 million and $574 million for the years ended December 31, 2009, 2008 and 2007, respectively. For the year ended December 31, 2009, the aforementioned expenses and fees incurred with affiliates were comprised of $18 million, recorded in commissions and $644 million recorded in other expenses. For the year ended December 31, 2008, the aforementioned expenses and fees incurred with affiliates were comprised of $47 million, recorded in commissions and $620 million recorded in other expenses. For the year ended December 31, 2007, the aforementioned expenses and fees incurred with affiliates were comprised of $52 million, recorded in commissions and $522 million recorded in other expenses.

     The Company has entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1,074 million, $815 million and $791 million for the years ended December 31, 2009, 2008 and 2007, respectively, and were reimbursed to the Company by these affiliates. Revenues received from affiliates related to these agreements and recorded in other revenues were $22 million for the year ended December 31, 2009 and $17 million for both years ended December 31, 2008 and 2007. Revenues received from affiliates related to these agreements and recorded in universal life and investment-type product policy fees were $55 million for the year ended December 31, 2009 and $16 million for both years ended December 31, 2008 and 2007.

     The Company had net payables to affiliates of $205 million and $229 million at December 31, 2009 and 2008, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for discussion of additional related party transactions.

20.  SUBSEQUENT EVENTS

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements.

                      Metropolitan Life Separate Account UL

PART C: OTHER INFORMATION

ITEM 26 EXHIBITS

        (a)         Resolution of the Board of Directors of Metropolitan Life
                    effecting the establishment of Metropolitan Life Separate
                    Account UL 2
        (b)         None
        (c) (i)     Form of Broker Agreement 2
            (ii)    Schedule of Sales Commissions 1
            (iii)   Forms of Selling Agreement 9
            (iv)    Form of Retail Sales Agreement 13


            (v)     Principal Underwriting Agreement with MLIDC 16

            (vi) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 18


        (d) (i)     Variable Additional Insurance Rider 4
            (ii)    L98 fixed benefit Life Insurance Policy 3
            (iii)   Form of Variable Additional Benefit Rider 5
        (e)         Applications (see (d)(i), (d) (ii) and (d)(iii) above)
        (f) (i)     Restated Charter and By-Laws of Metropolitan Life 6
            (ii)    Amended Restated Charter and By-Laws of Metropolitan Life 8


            (iii)   Amended and Restated By-Laws of Metropolitan Life 16

        (g)         None
        (h) (i) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC and Metropolitan Life Insurance Company (8/31/07) 15


        (i)         None
        (j)         None
        (k) Opinion and Consent of Marie C. Swift as to the legality of the securities being registered 10
        (l)         Actuarial Opinion 17
        (m)         Calculation Exhibit 17
        (n)         Consent of Independent Registered Public Accounting Firm
        (o)         None
        (p)         None
        (q) (i) Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) 2
            (ii) Addendum to Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) 14
        (r)         Powers of Attorney

1 Incorporated by reference from "Sales and Administration of the Policies" in the Prospectus included herein and "Distribution of the Policies That Include the Equity Options" in the Statement of Additional Information included herein.

2 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement (File No. 033-47927) filed on April 30, 1997.

3 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-40161) filed on November 13, 1997.

4 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-40161) as filed on April 20, 1998.

5 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 (File No. 333-40161) filed on April 13, 1999.

6 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.

7 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration

     Statement on Form S-6 Aile No. 033-40161) filed on April 10, 2001.

8 Incorporated herein by reference to the Registration Statement of Elfie Separate Account E on Form N-4 Aile No. 333-83716) filed on March 5, 2002.

9 Incorporated herein by reference to the Putrefactive Amendment No. 18 to the Registration Statement on Form N-6 Aile No. 033-47927) filed on April 30, 2004.

10 Incorporated herein by reference to the Putrefactive Amendment No. 8 to the Registration Statement on Form N-6 Aile No. 333-40161) filed on April 30, 2004.

11 Incorporated herein by reference to the Registration Statement of Elfie Separate Account E on Form N-4 Aile No. 333-122883) filed on February 17, 2005.

12 Incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-131664) filed February 8, 2006.

13 Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-6 (File No. 333-47927) filed on April 25, 2006.

14 Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 (File No. 333-47927) filed on April 18, 2007.


15 Incorporation herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed September 10, 2007.

16 Incorporation herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed January 16, 2008.

17 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-6 (File No. 333-40161) filed April 18, 2008.


18 Incorporated herein by reference to Exhibit 3(b)(ii) Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.


ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR

Name and Principal Business Address                    Position and Offices with Depositor
----------------------------------------------------   ------------------------------------------
C. Robert Henrikson                                    Chairman of the Board, President and Chief
MetLife, Inc and Metropolitan Life Insurance Company   Executive Officer
1095 Avenue of the
Americas
New York, NY 10036

Sylvia Mathews Burwell                                 Director
President, Global Development Program
The Bill and Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102

Eduardo Castro-Wright                                  Director
President and Chief Executive Officer
Wal-Mart Stores, USA
702 Southwest 8th Street
Bentonville, AK 72716

Burton A. Dole, Jr.                                    Director
Retired Chairman, Dole/Neal LLC
Pauma Valley Country Club
Pauma Valley Drive
Pauma Valley, CA 92061

Name and Principal Business Address                    Position and Offices with Depositor
----------------------------------------------------   ------------------------------------------
Cheryl W. Grise                                        Director
Retired Executive Vice President
Northeast Utilities
24 Stratford Road
West Hartford, CT 06117

R. Glenn Hubbard                                       Director
Dean and Russell L. Carson Professor of Finance and
Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                                          Director
Co-Founder and Senior Managing Director
Keane Advisors, LLC
2020 K St., N.W.
Washington, DC 20006

Alfred F. Kelly, Jr.                                   Director
President
American Express Company
200 Vesey Street
New York, NY 10285

James M. Kilts                                         Director
Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580

Catherine R. Kinney                                    Director
Retired President and
Co-Chief Operating Officer
NYSE
1158 5th Avenue
New York, NY 10029

Hugh B. Price                                          Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.

Name and Principal Business Address                    Position and Offices with Depositor
----------------------------------------------------   ------------------------------------------
Washington, DC 20036

David Satcher                                          Director
Director of Satcher Health Leadership Institute and
Center of Excellence on Health
Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

Kenton J. Sicchitano                                   Director
Retired Global Managing Partner
PricewaterhouseCoopers, LLC
25 Phillips Pond Road
Natick, MA 01760

William C. Steere, Jr.                                 Director
Retired Chairman of the Board and Chief Executive
Officer
Pfizer, Inc.
235 East 42nd Street, 22nd Floor
New York, NY 10017

Lulu C. Wang                                           Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017

Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, NY 10066.


Name                       Position with MetLife
------------------------   -----------------------------------------------------
C. Robert Henrikson        Chairman of the Board, President and Chief Executive
                           Officer
Jeffrey A. Welikson        Senior Vice President and Secretary
Steven A. Kandarian        Executive Vice President and Chief Investment Officer
James L. Lipscomb          Executive Vice President and General Counsel
Maria R. Morris            Executive Vice President, Technology and Operations
William J. Mullaney        President, Institutional Business
Peter M. Carlson           Executive Vice President and Chief Accounting Officer
William J. Toppeta         President, International
William J. Wheeler         Executive Vice President and Chief Financial Officer

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

          The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2009

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2009. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Affiliated Insurance Agency LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      8.    MetLife Global, Inc. (DE)

      9.    MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil)

      10.   MetLife Insurance Limited (United Kingdom)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13.   MetLife Insurance S.A./NV (Belgium)

      14.   MetLife Services Limited (United Kingdom)

      15.   MetLife Insurance Limited (Australia)

            a)    MetLife Investments Pty Limited (Australia)

                  i) MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investment Pty Limited. MetLife Investments Pty Limited is a wholly owned subsidiary of MetLife Insurance Limited.

            b)    MetLife Services (Singapore) PTE Limited (Singapore)

      16. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      17. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      18. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      19.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)


            c)    MetLife Limited (Hong Kong)


      20.   MetLife NC Limited (Ireland)


      21.   MetLife Europe Services Limited (Ireland)


      22.   Metropolitan Realty Management, Inc. (DE)

            a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by
               Metropolitan Realty Management, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

            b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by
               Metropolitan Realty Management, Inc. and 2% is owned by MetLife International Holdings, Inc.

            c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan
               Realty Management, Inc. and 1.29459% is owned by MetLife International Holdings, Inc.

               1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                    a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

               2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      23.   MetLife International Limited, LLC (DE)

      24. MetLife Planos Odontologicos Ltda. (Brazil) 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      25.   MetLife Global Holdings Corporation (Mexico)

      26.   MetLife Ireland Holdings One Limited (Ireland)

      27.   MetLife Ireland Holdings Two Limited (Ireland)

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   Metropolitan Marine Way Investments Limited (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   Bond Trust Account A (MA)

      19.   MetLife Investments Asia Limited (Hong Kong).

      20. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      21. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      22.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      23.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

      24.   Corporate Real Estate Holdings, LLC (DE)

      25. Ten Park SPC (Caman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      26.   MetLife Tower Resources Group, Inc. (DE)

      27.   Headland - Pacific Palisades, LLC (CA)

      28. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      29.   Krisman, Inc. (MO)

      30.   Special Multi-Asset Receivables Trust (DE)

      31.   White Oak Royalty Company (OK)

      32.   500 Grant Street GP LLC (DE)

      33. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      34.   MetLife Canada/MetVie Canada (Canada)

      35.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      36.   Euro CL Investments LLC (DE)

      37.   MEX DF Properties, LLC (DE)

      38. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      39.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      40.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      41.   MLIC Asset Holdings, LLC (DE)

      42.   85 Broad Street Mezzanine LLC (CT)

            (a)   85 Broad Street LLC (DE)

      43.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            (a)   The Building at 575 Fifth LLC (DE)

      44. CML Columbia Park Fund I LLC (DE)- 24% of membership interest is held by MetLife Insurance Company of Connecticut, 76% of membership interest is held by Metropolitan Life Insurance Company.

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

            b)    ML/VCC Gilroy, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (IRELAND)

               i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   Tribeca Distressed Securities, L.L.C. (DE)

      18.   MetLife Investors USA Insurance Comapny (DE)

      19.   TLA Holdings II LLC (DE)

      20.   TLA Holdings III (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)


1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

ITEM 29. INDEMNIFICATION

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife also maintains Directors' and Officers' Liability insurance coverage with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company ("Metropolitan"), as well as certain other subsidiaries of MetLife, Inc., are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS


          (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:


Met Investors Series Trust, Metropolitan Series Fund, Inc., Metropolitan Life Separate Account E, MetLife Investors USA Separate Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty- Eight, General American Separate Account Twenty- Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Separate Account Eleven for Variable Annuities,

MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, and Paragon Separate Account D.


     (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

Name and Principal Business Address  Positions and Offices with Depositor
-----------------------------------  ------------------------------------------
Michael K. Farrell ***               Director

Elizabeth M. Forget **               Executive Vice President

Peter Gruppuso *****                 Vice President, Chief Financial Officer
Paul A. LaPiana *                    Executive Vice President, National Sales
                                     Manager-Life
Craig W. Markham *****               Director
Richard C. Pearson *                 Executive Vice President, General Counsel
                                     and Secretary
Paul A. Sylvester *                  President, National Sales Manager-Annuities
                                     & LTC
William J. Toppeta ****              Director

*    MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
**   MetLife, 260 Madison Avenue, New York, NY 10016
*** MetLife, 10 Park Avenue, Morristown, NJ 07962
**** MetLife, 1095 Avenue of the Americas, New York, NY 10036
***** MetLife, 485-E US Highway 1 South, Iselin, NJ 08830

          (c) Compensation from the Registrant.

                                                  (3)
                           (2)          Compensation on Events
       (1)          Net Underwriting      Occasioning the             (4)
Name of Principal    Discounts and     Deduction of a Deferred     Brokerage           (5)
   Underwriter        Commissions             Sales Load         Commissions   Other Compensation
-----------------   ----------------   -----------------------   -----------   ------------------
MetLife Investors
Distribution            $11,800                   $0                  $0
$0


Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

          The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY 10166

     (c)  MetLife Investors Distribution Company
          5 Park Plaza, Suite 1900
          Irvine, CA 92614

ITEM 32. MANAGEMENT SERVICES

          Not applicable

ITEM 33. FEE REPRESENTATION

     Metropolitan Life Insurance Company represents that the fees and charges deducted under the "Equity Options" riders described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the riders.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Metropolitan Life Separate Account UL, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 15th day of April, 2010.


                                        Metropolitan Life Separate Account UL

                                        By: Metropolitan Life Insurance Company


                                        By: /s/ Paul G. Cellupica
                                           -------------------------------------
                                            Paul G. Cellupica, Esq.
                                            Chief Counsel, Securities Regulation
                                            and Corporate Services

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 15th day of April, 2010.


                                        Metropolitan Life Insurance Company


                                        By: /s/ Paul G. Cellupica
                                            ------------------------------------
                                            Paul G. Cellupica, Esq.
                                            Chief Counsel, Securities Regulation
                                            and Corporate Services


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated, on April 15, 2010.



        SIGNATURE                        TITLE
------------------------   ---------------------------------


           *                Chairman of the Board, Chief
                           Executive Officer and President
------------------------
C. Robert Henrikson


           *
------------------------     Executive Vice President and
Peter M. Carlson              Chief Accounting Officer


           *
------------------------
Sylvia Mathews Burwell                  Director



------------------------
Burton A. Dole, Jr.                     Director


           *
------------------------
Cheryl W. Grise                         Director


           *
------------------------
R. Glenn Hubbard                        Director


           *
------------------------
John M. Keane                           Director


           *
------------------------
Alfred F. Kelly, Jr.                    Director


           *
------------------------
James M. Kilts                          Director


           *
------------------------
Catherine R. Kinney                     Director


           *
------------------------
Hugh B. Price                           Director

           *
------------------------
David Satcher                           Director


           *
------------------------
Kenton J. Sicchitano                    Director


           *
------------------------
William C. Steere, Jr.                  Director



           *                   Executive Vice President and
---------------------------     Chief Financial Officer
William J. Wheeler


By: /s/  Marie C. Swift
    -----------------------
    Marie C. Swift, Esq.
    Attorney - in - fact

* Executed by Marie C. Swift, Esq. on behalf of those indicated pursuant to Powers of Attorney filed herewith.

                                  Exhibit Index


(n)  Consent of Independent Registered Public Accounting Firm

(r)  Powers of Attorney